UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-05371

Russell Investment Funds

(Exact name of registrant as specified in charter)

1301 2nd Avenue 18th Floor, Seattle Washington 98101

(Address of principal executive offices) (Zip code)

Mary Beth Rhoden, Secretary and Chief Legal Officer Russell Investment Funds 1301 2nd Avenue 18th Floor Seattle, Washington 98101 206-505-4846

(Name and address of agent for service)

Registrant’s telephone number, including area code: 206-505-7877

Date of fiscal year end: December 31

Date of reporting period: January 1, 2010 to December 31, 2010

Item 1. Reports to Stockholders

2010 ANNUAL REPORT

Russell Investment Funds

DECEMBER 31, 2010

FUND

Multi-Style Equity Fund

Aggressive Equity Fund

Non-U.S. Fund

Core Bond Fund

Real Estate Securities Fund

Russell Investment Funds

Russell Investment Funds is a series investment company with nine different investment portfolios referred to as Funds. These financial statements report on five of these Funds.

Russell Investment Funds

Annual Report

December 31, 2010

Russell Investment Funds

Copyright © Russell Investments 2011. All rights reserved.

Russell Investments is a Washington, USA corporation, which operates through subsidiaries worldwide and is a subsidiary of The Northwestern Mutual Life Insurance Company.

Fund objectives, risks, charges and expenses should be carefully considered before investing. A prospectus containing this and other important information must precede or accompany this material. Please read the prospectus carefully before investing.

Securities products and services offered through Russell Financial Services, Inc., a member of FINRA and part of Russell Investments.

Indices and benchmarks are unmanaged and cannot be invested in directly. Returns represent past performance, are not a guarantee of future performance, and are not indicative of any specific investment. Index return information is provided by vendors and although deemed reliable, is not guaranteed by Russell Investments or its affiliates.

Russell Investments is the owner of the trademarks, service marks, and copyrights related to its respective indexes.

Performance quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted.

To Our Shareholders

I am pleased to share with you the results from the Russell Investment Funds’ 2010 Annual Report. It provides portfolio management discussions and fund-specific insights regarding fund performance for the fiscal year ending December 31, 2010.

Russell Investments’ mission is plain and simple — to improve financial security for people. We work to achieve this goal by delivering disciplined investment strategies, objective research and industry-leading service. Despite the difficult economic times and volatile investment markets, we will never lose sight of this primary mission.

Looking back at 2010, it has been a year of progress and challenges. Investors are still wrestling with the aftershocks of market disruptions. The broad equity market, represented by the Russell Global Index, is up more than 9% year-to-date at the writing of this letter in December. But employment numbers in the U.S. are still a cause for concern, as are the debt challenges of several European countries. We believe the experiences of 2010 continue to demonstrate the value of diversification and proactive investment management.

Now more than ever, we believe investors are best served by remaining focused on long-term investing using well-diversified, asset allocated portfolios. We believe it is equally important for investors to continue to talk with their financial advisors to ensure their portfolios remain aligned with their goals. Working with a trusted advisor is the best way to maintain this focus.

The Russell Investments team has decades of experience managing people’s investments through all kinds of market cycles. We believe monitoring investment managers continuously, and maintaining a disciplined approach to portfolio management and implementation is the best way to achieve long-term goals.

On behalf of the Russell Investments team, thank you for your continued support.

Best regards,

Sandra Cavanaugh

CEO, Americas Private Client Services

Russell Investment Management Company

To Our Shareholders	3

Russell Investment Funds

Market Summary as of December 31, 2010 (Unaudited)

U.S. Equity Markets

For the fiscal year ended December 31, 2010, the U.S. equity market experienced high levels of volatility, but less than in the one year period ended December 31, 2009. While the markets experienced numerous reversals during the period, investors became increasingly, though cautiously, optimistic regarding the sustainability of the global economic recovery. Strong corporate earnings growth translated into strong positive returns for the major market indexes. The broad market Russell 3000® Index rose 16.93% over the period as global growth recovered and the U.S. economy appeared to be stabilizing.

The economy continued to grow over the fiscal year, but at a slow pace. Relative to past recoveries from deep recessions, economic growth as measured by gross domestic product (GDP) failed to rebound as quickly or with the strength necessary to increase employment and provide assurances that the recessionary period was truly over. Unemployment remained high, averaging approximately 9.5% over the period while wage growth remained stagnant. The national savings rate increased from a modestly negative percentage to a more substantial 6%. While this is a longer-term positive factor for the U.S. economy as it improves the financial health of consumers, the short-term result has been to lower consumer spending. Given the key role that consumer spending continues to play in driving U.S. GDP, expectations for a strong economic recovery moderated as the fiscal year progressed and investors began to expect a more slowly paced increase in economic activity going forward. Expectations were further moderated by a persistently weak housing market, where sales declined following the expiration of the first time home buyers tax credit in the spring.

In response to the slow pace of the economic recovery, and its jobless nature, the U.S. government stepped up its efforts to stimulate economic growth. Unemployment benefits were extended to support consumer demand, while stimulus spending injected capital into the economy. Toward the latter part of the fiscal year, the Federal Reserve announced its intention to expand its quantitative easing efforts beyond the purchase of mortgage backed securities and into direct purchases of U.S. government debt. The market rose as a result due to expectations that this direct injection of money into the economy would cause interest rates to decline in the intermediate-term, and inflationary expectations to rise in the longer-term. Investors took comfort in the Federal Reserve taking such actions to help provide support for the economy and guide it towards a sustainable recovery.

Over the course of the period, global economic growth rebounded on the strength of emerging markets demand and growth. This has been a key to improving investor sentiment and has driven the relative outperformance of some of the more export-oriented sectors including producer durables, materials and processing, and technology. The consumer discretionary sector, which was the best performing sector over the one year period, benefited from both international demand and a modest domestic recovery. Increased global wealth has driven up demand for aspirational goods and services, with leisure travel, lodging and gaming all benefiting.

Domestically, retailers with strong market share and the ability to increase profit margins performed well. The utilities sector outperformed as well. Demand for companies with a lower degree of perceived downside risk increased, as did the desire for steady sources of income. On the other end of the return spectrum, the financial services sector underperformed relative to the benchmark. Increasing financial regulations and an uncertain business landscape made investors wary of investing in banks, brokerage companies and other financial institutions. Concerns over additional losses related to the housing market and uncertainty over the health of loan portfolios also concerned investors. Health care stocks lagged as well, due largely to the uncertainty associated with the passage of new health care legislation and its impact on corporate profitability. Energy stocks underperformed due to concerns over weaker demand growth for gas and oil in a sluggish economic recovery. Potential fallout from the Gulf Coast oil spill also created uncertainty around deep water exploration and drilling firms. Lastly, the consumer staples sector lagged despite strong demand from overseas markets, as investors gravitated away from these companies’ higher relative valuations and the potential margin pressure they could face if commodity prices rise.

Overall, the period was marked by a high degree of correlation among stock price movements across large segments of the benchmark. As such, benchmark and market returns were driven by the performance of the higher and lower ends of

4	Market Summary

Russell Investment Company

the risk spectrum where there was more stock price return differentiation. This was largely a result of significant oscillations in investor sentiment driven by macro-economic news and events. This resulted in a “risk on/risk off” phenomenon. Positive economic and company specific news resulted in a “risk on” scenario where companies with more economic sensitivity outperformed the benchmark when “risk” was in favor. In contrast, negative news on the economy, employment, housing, and the European sovereign debt situation resulted in a highly risk-averse (“risk off”) environment in which investors sought safe haven or more defensively oriented investments. Throughout the fiscal year it was a struggle between these two forces, as investors were heavily swayed more by macro-economic news than by company-specific data.

The high degree of uncertainty in the market regarding regulatory, fiscal and monetary policy resulted in a challenging active management environment in U.S. equities. Value-oriented managers had a particularly difficult time due to their almost perennial underweight to the strongly performing utilities sector, while growth-oriented managers fared better. The relative outperformance of consumer staples and parts of the health care sector in the more defensive periods decreased returns for value managers. Additionally, commodity-oriented stocks performed relatively well as investors bet on a sustainable global economic recovery. In contrast, value managers were overweight in technology and consumer discretionary sector companies that they believed had relatively higher and more sustainable growth characteristics. The more cyclical consumer and technology companies as well as those focusing on lower-end domestic consumer spending and targeting international growth performed relatively well.

Growth managers fared relatively well as investors favored growth companies, pushing up the price of stocks associated with international and emerging markets. This applied to technology and consumer product companies as well as agricultural, commodities, and industrial companies producing goods and basic resources needed to satiate emerging market demand. The stocks of the fastest growing companies outperformed the stocks of companies whose earnings grew at a slower rate. This is based on return data categorizing stocks according to each company’s 5-year historical EPS Growth, 1-Year Sales Growth, and IBES Long-Term Forecasted Growth.

Driven by expectations for a moderate global economic recovery, stock prices in the U.S. rose strongly across the investment style as well as the market capitalization spectra.

For the period, the Russell 1000® Growth Index returned 16.7% and the Russell 1000® Value Index returned 15.51%, while the Russell 2000® Growth Index returned 29.1% and the Russell 2000® Value Index returned 24.5%. Small capitalization stocks outperformed large capitalization stocks for the one year period as the Russell 2000® Index returned 26.9% and the Russell 1000® Index returned 16.1% for the period. Mid capitalization stocks once again performed well over the period, while micro capitalization stocks performed best as the Russell Midcap® Index returned 25.47% and the Russell Microcap® Index returned 28.9% for the fiscal year.

The Lipper® Small Cap Value Funds Average outperformed the Russell 2000® Value Index by 1.25%, the Lipper® Small Cap Core Funds Average underperformed the Russell 2000® Index by 1.12% and the Lipper® Small Cap Growth Funds Average underperformed the Russell 2000® Growth Index by 2.05%. The Lipper® Large Cap Growth Funds Average underperformed the Russell 1000® Growth Index by 1.58%, the Lipper® Large Cap Core Funds Average underperformed the Russell 1000® Index by 3.94%, and the Lipper® Large Cap Value Funds Average underperformed the Russell 1000® Value Index by 1.81%.

Non-U.S. Developed Equity Markets

2010 was a rollercoaster year for investors. The Non-U.S. developed equity markets, as measured by the MSCI EAFE Index, rose 7.75% during the year, with most of the Index’s gains coming in the second half of the year. Fears of the European sovereign debt crisis igniting another global economic downturn subsided as a gradual recovery became more likely. Markets fell sharply at the end of April and remained extremely volatile until September, when riskier stocks began to improve as investors gained optimism. On a month-by-month basis, market leadership was inconsistent, but trends became more apparent when the whole of 2010 was taken into account.

The risk factor that was most rewarded was high beta, followed by high price-volatility and high price-momentum. All three factors are a reflection of the market environment that benefited riskier stocks. The prices of high beta stocks tend to rise faster than the broad market in positive return environments, but also fall faster when markets are negative. The price volatility factor represents stocks whose prices tend to change more than the average stock, meaning performance gains and losses are amplified. This is similar to market beta, except that there isn’t necessarily a relationship between the performance of the market and its underlying stocks. Stocks with high-price momentum performed better than the market during the 12 months prior. Their outperformance signals the fact that stocks that did well in 2009 continued to

Market Summary	5

Russell Investment Company

outperform in 2010. Momentum made a comeback in 2010, as many of the stocks that rose in 2009 continued to lead the market. Stocks that are typically considered higher-quality, those with high profitability or return on equity, underperformed. However, financial leverage was the worst performing market factor. Financial leverage is a characteristic that investors can use to determine balance sheet quality. Financial leverage is the degree to which a company is utilizing borrowed money (debt) to finance its operations. Financial leverage can boost profits in certain periods, but when debt repayment is a concern, as it was in 2010, companies with a high-level of financial leverage, can perform poorly. Growth stocks significantly outperformed value stocks, with the MSCI EAFE Growth Index returning 12.25% and outperforming the MSCI EAFE Value Index by 9.0%.

Small cap stocks outperformed large cap stocks by a wide margin, as measured by the MSCI EAFE Small Cap Index and the MSCI EAFE Index. U.S. stocks, as measured by the Russell 1000® Index, outperformed developed non-U.S. stocks, as measured by the MSCI EAFE Index, by more than 8.35%, indicating that signs of economic recovery were more evident in the U.S. Extremely negative performance outcomes by the PIIGS countries (Portugal, Ireland, Italy, Greece and Spain), catalyzed by fears surrounding sovereign debt, weighed heavily on international markets. Greece and Spain were penalized most, with returns of -44.87% and -21.95%, respectively, as measured by the MSCI Greece Index and MSCI Spain Index. Both countries’ performance suffered due to uncertainty regarding their ability to service sovereign debt, but experienced some recovery toward the end of the year. Although markets tended to reward risk, stocks with severe debt issues lagged the market. Investors’ dislike for financial leverage impacted country-level returns as well. The weak performance from Greece and Spain confirm this sentiment. Japan as measured by MSCI Japan, out-performed the MSCI EAFE Index returning 15.44% for the year. Emerging markets companies continued to outpace developed markets with the strong return of 18.88%, as measured by the MSCI Emerging Markets Index. Argentina, Thailand, and Peru were the best performing emerging markets countries, all returning over 50% for the year, as measured by the MSCI Argentina Index, MSCI Thailand Index and MSCI Peru Index. China severely underperformed the broader MSCI Emerging Markets Index and the MSCI EAFE Index with a positive return of only 4.63%, as measured by the MSCI China Index , due to inflationary pressures and fears of economic overheating.

The industrials sector was the best performing of the ten sectors in the MSCI EAFE Index, with a return of 20.39%. The companies that make up the sector tend to be economically sensitive and thus performed well given the improving economic environment. Consumer discretionary stocks benefited from the upswing in consumer spending and the sector ended the year up 19.73%. The materials, technology and consumer staples sectors also out-performed the MSCI EAFE Index. Utilities and financials were the only two sectors with negative performance during the year, with returns of -4.88% and -1.62%, respectively, as measured by the MSCI EAFE Utilities and MSCI EAFE Financials Sector Indices . Consumer stocks were led by automobiles and retail. There remains a great deal of skepticism surrounding the health of commercial banks.

Emerging Markets

The MSCI Emerging Markets Index (“the Index”) was up 18.88% over the fiscal year ended December 31, 2010. In spite of persistent volatility, Emerging Markets finished ahead of Developed Markets, which gained 11.76% over the year, as measured by the MSCI Daily TR Net Developed Markets Index in U.S. dollar terms.

Emerging market gains during 2010 were largely driven by a strong recovery in the second half of the fiscal year as the global economic backdrop turned positive. The Index had a modest return of 2.40% during the first calendar quarter, driven by concerns over the sustainability of economic recovery resulting from moves to withdraw stimulus funding in the U.S. and China and by concerns about a growing debt crisis in Europe.

This was followed by a negative and challenging second quarter in which emerging market stocks, commodities and currencies fell sharply, as investor appetite for risk diminished in favor of safer assets, including gold — which reached a record high — and the U.S. dollar. The Index gave up 8.37%, led by heavy losses in May, when the Index endured its worst month since October 2008. The intensifying debt crisis in Europe, evidence of a slowdown in the U.S. and Chinese economies, a massive overhaul of the U.S. banking system and a crisis on the Korean peninsula all had a negative impact.

Emerging market stocks went on to rally sharply over the third quarter, notably in July and September, when the Index enjoyed its best monthly gain since July 2009. The Index gained 18.03% over the period, helped by the secular growth stories that prevailed in certain markets. Investors were also buoyed by news in July that the IMF had raised its global growth forecast and by second-quarter earnings releases from a number of the world’s biggest companies that were well in excess of expectations. Gains were reinforced by more upbeat news from Europe, where the results of the stress tests on banks were largely welcomed.

6	Market Summary

Russell Investment Company

The positive trend continued in the fourth quarter, driven by further signs of a burgeoning recovery in the U.S., strong growth in China and by speculation that the second round of quantitative easing (i.e., a policy by which the Federal Reserve purchases U.S. treasuries with newly created central bank money) would help global growth accelerate. A very positive third quarter earnings season and central bank intervention in Europe also helped offset the negative impact of monetary tightening in China and renewed concerns over the debt crisis in Western Europe.

Throughout, there was notable dispersion across country returns over the calendar year, with the smaller emerging market countries performing best. Thailand gained 55.71%, as measured by the MSCI Daily TR Net Emerging Markets Thailand Index. In Latin America, key beneficiaries of the demand for raw materials and the increased risk appetite were strongest, including Peruvian stocks, which gained 53.32%, as measured by the MSCI Daily TR Net Emerging Markets Peru Index, Chilean stocks, which increased 44.16%, as measured by the MSCI daily TR Net Emerging Markets Chile Index in U.S. dollar terms, and Colombian stocks, which gained 43.41%, as measured by the MSCI Daily TR Net Emerging Markets Colombia Index in U.S. dollar terms.

From a regional standpoint, returns in Europe were generally weaker, reflected by the negative returns from Hungary, which declined 9.58%, as measured by the MSCI Daily TR Net Emerging Markets Hungary Index in U.S. dollar terms, and the Czech Republic, which fell 2.53%, as measured by MSCI Daily TR Net Emerging Markets Czech Republic Index in U.S. dollar terms. The larger emerging market countries China and Brazil also stood out in that both had modest returns over the calendar year relative to others, gaining just 4.63% and 6.54%, respectively, as per the MSCI daily TR Net Emerging Markets China Index in U.S. dollar terms and MSCI Daily TR Net Emerging Markets Brazil Index in U.S. dollar terms. At the sector level, the consumer theme dominated returns, with consumer staples stocks gaining 30.35%, as measured by the MSCI Daily TR Net Emerging Markets Consumer Staples Index in U.S. dollar terms, and consumer discretionary stocks gaining 31.40%, as measured by the MSCI Daily TR Net Emerging Markets Consumer Discretionary Index in U.S. dollar terms. This was well ahead of the more defensive utilities sector, which gained 8.10%, as measured by the MSCI Daily TR Net Emerging Markets Utilities Index in U.S. dollar terms, and energy, which gained 9.91%, as measured by the MSCI Daily TR Net Emerging Markets Energy Index in U.S. dollar terms over the calendar year.

Small capitalization stocks, as measured by the MSCI Daily TR Net Emerging Markets Small Cap Index in U.S. dollar terms, gained 27.17%, beating larger-capitalization counterparts, which rose 18.34%, as measured by the MSCI Daily TR Net Emerging Markets Large Cap Index in U.S. dollar terms.

U.S./Global Fixed Income Markets

Over most of the fiscal year ended December 31, 2010, fixed income markets largely continued the global credit rally that started in the early part of 2009, which began with the announcement of government stimulus programs and the release of generally positive U.S. bank stress test results. Despite bouts of volatility brought on by concerns around European sovereign debt, the uncertainty of U.S. economic recovery, the Gulf Coast oil spill, and Federal Reserve market intervention, U.S. interest rates declined and broad bond market indices did well: The 2-year Treasury yield decreased 54 bps to 0.60% and the 10-year yield decreased 54 bps to 3.30%; the Barclays Capital U.S. Aggregate (investment grade) Bond Index, U.S. High Yield Bond Index and Emerging Market Bond Index returned 6.54%, 15.12% and 12.84%, respectively.

There was little market turmoil at the beginning of 2010. Investors anticipated that the U.S. economic recovery would soon stabilize and transition off of government stimulus support. As an example of this, at the end of March 2010, the U.S. Federal Reserve Bank (the Fed) completed its $1.25 trillion agency mortgage-backed security buying program without credit markets being materially disturbed.

By late April and early May, investors saw the return of volatility: The Greek and peripheral European sovereign debt crisis made investors anxious that credit events originating in one region could again spread to other parts of the world. At the same time, the Gulf Coast oil spill reminded investors that unexpected and seemingly random negative events could still pop up and roil financial markets. The U.S. Treasury yield curve reflected this anxiety, with the two-year Treasury yield dropping from 0.58% to 0.60%, and the ten-year Treasury yield dropping from 1.06% to 2.93%i, as investors ran to (and bid up the prices on) low-risk debt backstopped by the U.S. government. Simultaneously, the Fed again became concerned with the U.S. economy, and began to signal that it would hold the overnight target rate at its historically low range of 0.00% to 0.25% for an extended period (which it did through the end of the year). This effectively signaled to investors who had been expecting a rate increase by the end of 2010 to not look for one until well into 2011. Included in this message was that the Fed believed deflation was a greater near-term risk than inflation.

Market Summary	7

Russell Investment Company

The housing market, which precipitated the financial crisis in the summer of 2007, continued to have an impact on the overall market throughout the year. Investors were concerned about the effectiveness of U.S. government programs to help borrowers refinance or modify their mortgages in an attempt to stem the rising tide of foreclosures. This problem was exacerbated in the latter part of the year with news that several large residential mortgage servicers were halting foreclosures due to inaccurate or incomplete paperwork, and lawsuits were filed that contended banks did not legally have the right to proceed with certain foreclosures. Despite these issues (which remained unresolved at year end), over the period both residential and commercial mortgage-backed securities performed well, both in terms of total return and relative returns, as compared to equivalent-duration U.S. Treasuries.

Despite the aforementioned bouts of volatility, it was the Fed’s announcement of more support in the form of another round of quantitative easing dubbed “QE2” (i.e., purchasing U.S. Treasuries with newly created central bank money) that caused the fixed income market to fluctuate and turn negative in the last two months of the year. The Fed had previously indicated the possibility of another round of monetary easing and the general expectation had been that QE2 would keep Treasury rates low and thus bode well for credit markets. However, investors focused on the inflationary and U.S. dollar-depressing effects of QE2, with many openly criticizing the $600 billion program. This caused Treasury yields to reverse course and start heading back up. During the first ten months of the year, the 2-year Treasury yield decreased 80 bps to 0.34% and the 10-year yield decreased 124 bps to 2.60%. Following the announcement of QE2, over November and December, 2-year and 10-year Treasury yields increased 26 bps and 69 bps, respectively. Thus it was the Fed’s effort to bolster the economy that caused Treasuries to return -2.6% in the fourth quarter of 2010, which in turn moved the U.S. Aggregate Bond Index to post its first negative quarterly total return in two years.

i	April-June 2010 peak-to-trough changes

8	Market Summary

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Russell Investment Funds

Multi-Style Equity Fund

Portfolio Management Discussion — December 31, 2010 (Unaudited)

Multi-Style Equity Fund
	Total Return
1 Year	16.46%
5 Years	2.51	%§
10 Years	1.25	%§

Russell 1000® Index **
	Total Return
1 Year	16.10%
5 Years	2.59	%§
10 Years	1.83	%§

10	Multi-Style Equity Fund

Russell Investment Funds

Multi-Style Equity Fund

Portfolio Management Discussion — December 31, 2010 (Unaudited)

The Multi-Style Equity Fund (the “Fund”) allocates most of its assets among multiple money managers. Russell Investment Management Company (“RIMCo”), as the Fund’s advisor, may change the allocation of the Fund’s assets among money managers at any time. An exemptive order from the Securities and Exchange Commission (“SEC”) permits RIMCo to engage or terminate a money manager at any time, subject to approval by the Fund’s Board without a shareholder vote. Pursuant to the terms of the exemptive order, the Fund is required to notify its shareholders within 60 days of when a money manager begins providing services. The Fund currently has eight money managers.

What is the Fund’s investment objective?

The Fund seeks to provide long-term capital growth.

How did the Fund perform relative to its benchmark for the fiscal year ended December 31, 2010?

For the fiscal year ended December 31, 2010, the Multi-Style Equity Fund gained 16.46%. This compared to the Russell 1000® Index, which gained 16.10% during the same period. The Fund’s performance includes operating expenses, whereas Index returns are unmanaged and do not include expenses of any kind.

For the fiscal year ended December 31, 2010, the Lipper® Large-Cap Core Funds (VIP) Average gained 13.50%. This average return serves as a peer comparison and is expressed net of operating expenses.

RIMCo may assign a money manager a specific style or capitalization benchmark other than the Fund’s index. However, the Fund’s primary index remains the benchmark for the Fund and is representative of the aggregate of each money manager’s benchmark index.

How did the market conditions described in the Market Summary report affect the Fund’s performance?

The fiscal year ended December 31, 2010 was marked by two almost separate periods — pre and post quantitative easing announced by the U.S. Federal Reserve. Quantitative easing involves purchasing U.S. Treasuries with newly created central bank money. During the first quarter, equity markets maintained some of the positive momentum generated during 2009, but gave back all gains and were posting negative year to date returns as late as August. Concerns over sovereign debt issues in Europe and negative housing data dragged down equity markets during the second and early third quarters. Near the end of the third quarter the U.S. Federal Reserve announced an additional amount of monetary stimulus and equity markets responded strongly by rallying for the duration of the year.

Growth stocks outperformed value stocks by more than 1.2% for the fiscal year ended December 31, 2010, as measured by the Russell 1000® Growth Index against the Russell 1000® Value Index. Stocks with high forecasted growth outperformed those with low forecasted growth and stocks with high historical growth outperformed those with low historical growth, Small cap stocks outperformed large cap stocks by more than 10% for the year ended December 31, 2010, as measured by the Russell 2000® Index against the Russell 1000® Index. The relative performance of small capitalization stocks reflects the market’s preference for risk over the fiscal year. Stocks with greater volatility outperformed those with lower volatility, reinforcing the market’s increasing appetite for risk. Stocks with high long-term debt-to-capital outperformed those with low long-term debt-to-capital, as financials and other previously poor performing stocks rallied toward the end of the year.

The market also rewarded pro-cyclical sectors during the year. The consumer discretionary sector was the best performer as investors reacted to positive spending data and better-than- expected holiday sales. Utilities and consumer staples, both considered defensive sectors, posted negative returns for the year as investors looked for riskier stocks. The Fund benefited from the pro-cyclical trend through its overweight to consumer discretionary and underweight to consumer staples and utilities. The Fund also benefited from an underweight to health care, the worst performing sector in the Russell 1000® Index.

During the second half of the year, a focus on the performance of individual stocks began to outweigh some of the focus on general macro-economic conditions that had prevailed earlier in the year. The increased appetite for risk among investors, along with declining correlations among stocks in particular, provided a favorable backdrop for active money management in general and for the Fund. General views of the overall equity market began to improve at the end of the third quarter, led by a subsiding fear of European debt contagion and improved confidence in the sustainability of the global recovery. This trend was illustrated by a rotation into the financial services industry by the Fund, particularly into the diversified banks sector.

How did the investment strategies and techniques employed by the Fund and its money managers affect its performance?

Over the fiscal year, the Fund’s managers emphasized companies with high forecasted growth. They looked to companies with overseas exposure, particularly to emerging markets and companies with limited risk of sovereign debt contagion. This contributed positively to returns as the market rewarded risk over the year and emerging market economies, particularly China, exhibited incredible gross domestic product growth. From a strategic standpoint, the Fund aims to be positioned neutrally between growth and value. However, as managers rotated and markets rallied, the Fund experienced some tilt toward increased growth and momentum exposure, both of which contributed positively to returns during the year.

Manager sector weighting decisions played a critical role in determining manager and Fund performance during the year with the consumer discretionary, producer durables and materials & processing sectors all outperforming the Russell 1000® Index. Managers with overweights to these sectors tended to perform better during the year. On the other hand, health care and utilities stocks underperformed the Fund’s benchmark.

Multi-Style Equity Fund	11

Russell Investment Funds

Multi-Style Equity Fund

Portfolio Management Discussion — December 31, 2010 (Unaudited)

Stock selection in the health care sector was the largest detractor from returns during the fiscal year. The Fund was overweight to some of the worst performing stocks in the pharmaceuticals and biotechnology industries. Stock selection within the financial services sector was the second largest detractor from returns. Holdings within the financial data & systems and diversified financial services industries hurt performance. The Fund’s underweight to real estate investment trusts (REITs) also detracted from performance, as this industry outperformed the rest of the index during the year.

Stock selection within the producer durables, consumer discretionary and energy sectors contributed positively to the Fund’s performance during the fiscal year. Expectations that demand for oil would continue to increase due to the ongoing economic expansion in China and other emerging economies drove up select stock prices in the energy sector, especially in the second half of the year. Within the producer durables sector, returns were led by engines and construction & handling companies on the improved sentiment surrounding global, but specifically emerging market, economic growth. In the consumer discretionary sector, the casinos & gambling industry was the best performing industry, reflecting hopes of more discretionary spending by consumers.

First Eagle Investment Management, LLC (“First Eagle”), outperformed the Russell 1000® Index as a result of both sector allocation decisions and stock selection particularly within the consumer discretionary and materials & processing sectors. First Eagle also benefited from an overweight to the energy sector, specifically from a large overweight to the oil crude producers industry. In addition, they generated positive performance from the financial services sector, particularly in the diversified banks industry. Holdings within the consumer staples sector detracted from returns, mainly due to stock selection in the food industry.

BlackRock Capital Management, Inc. (“BlackRock”), outperformed the Russell 1000® Growth Index on the strength of their stock selection. The effect was strongest within the technology sector where positions in the computer services software & systems industry added to performance. BlackRock also benefited from stock selection within producer durables, where they benefited from holdings in engines and industrial machinery companies. Sector allocation detracted from returns due primarily to an overweight to technology and a neutral weighting to health care.

Given the pro-risk, cyclically driven environment particularly during the second half of the year, Montag & Caldwell, LLC’s (“Montag”) more defensively oriented consistent growth strategy underperformed the Russell 1000® Growth Index during the fiscal year due to both negative stock selection and sector allocation decisions. Stock selection in the financial services sector detracted most from returns, primarily through holdings in the financial data & systems and securities brokerage & services industries. An overweight to the health care sector also detracted from performance. Negative stock selection in the consumer staples sector, particularly in the food industry, detracted from returns. In contrast, Montag benefited from positive stock selection in the energy sector.

RIMCo currently employs a “select holdings” strategy for a portion of the Fund’s assets that RIMCo determines not to allocate to the money managers. Pursuant to this strategy, RIMCo analyzes the holdings in the Fund segments assigned to money managers to identify particular stocks that have been selected and are held in overweight positions by multiple money managers. RIMCo uses a proprietary model to rank these stocks. Based on this ranking, RIMCo purchases additional shares of certain stocks for the Fund. RIMCo performs this analysis and ranking, and purchases or sells stocks based on this analysis and ranking, on a regular, periodic basis. The strategy is designed to increase the Fund’s exposure to stocks that are viewed as attractive by multiple money managers

The “select holdings” portions of the Fund’s portfolio underperformed the Russell 1000® Index during the year due to negative stock selection. The largest detractor from returns during the year was stock selection within the financial services industry. Poor stock selection in the health care and technology sectors also detracted meaningfully from returns. Large underweights to the consumer discretionary and materials & processing sectors hurt performance, as the two sectors performed well during the year. The portfolio’s large underweight to smaller cap companies further detracted from the Fund’s performance as small capitalization stocks substantially outperformed large capitalization stocks.

Describe any changes to the Fund’s structure or the money manager line-up.

During the year, there were no changes to the Fund’s structure or to the money manager line-up.

Money Managers as of December 31, 2010	Style
BlackRock Capital Management, Inc.	Growth
Columbus Circle Investors	Growth
DePrince, Race & Zollo, Inc.	Value
First Eagle Investment Management, LLC	Market Oriented
Institutional Capital LLC	Value
Jacobs Levy Equity Management, Inc.	Value
Montag & Caldwell, LLC	Growth
Suffolk Capital Management, Inc.	Market Oriented

The views expressed in this report reflect those of the portfolio managers only through the end of the period covered by the report. These views do not necessarily represent the views of RIMCo, or any other person in RIMCo or any other affiliated organization. These views are subject to change at any time based upon market conditions or other events, and RIMCo disclaims any responsibility to update the views contained herein. These views should not be relied on as investment advice and, because investment decisions for Russell Investment Funds (“RIF”) are based on numerous factors, should not be relied on as an indication of investment decisions of any RIF Fund.

12	Multi-Style Equity Fund

Russell Investment Funds

Multi-Style Equity Fund

Portfolio Management Discussion — December 31, 2010 (Unaudited)

*	Assumes initial investment on January 1, 2001.

**

Russell 1000® Index includes the 1,000 largest companies in the Russell 3000® Index. The Russell 1000® Index represents the universe of stocks from which most active money managers typically select. The Russell 1000® Index return reflects adjustments from income dividends and capital gain distributions reinvested as of the ex-dividend dates.

§	Annualized.

The performance shown in this section does not reflect any Insurance Company Separate Account or Policy Charges. Performance is historical and assumes reinvestment of all dividends and capital gains. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than when purchased. Past performance is not indicative of future results.

Multi-Style Equity Fund	13

Russell Investment Funds

Multi-Style Equity Fund

Shareholder Expense Example — December 31, 2010 (Unaudited)

Fund Expenses

The following disclosure provides important information regarding each Fund’s Expense Example, which appears on each Fund’s individual page in this Annual Report. Please refer to this information when reviewing the Expense Example for a Fund.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including advisory fees and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which for this Fund is from July 1, 2010 to December 31, 2010.

Actual Expenses

The information in the table under the heading “Actual Performance” provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first column in the row entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. The fee and expenses shown in this section do not reflect any Insurance Company Separate Account or Policy Charges.

Core Class	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value July 1, 2010	$1,000.00	$1,000.00
Ending Account Value December 31, 2010	$1,244.50	$1,020.67
Expenses Paid During Period*	$5.09	$4.58

*	Expenses are equal to the Fund’s annualized expense ratio of 0.90% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). May reflect amounts waived, reimbursed and/or other credits. Without any waivers, reimbursements and/or other credits, expenses would have been higher.

14	Multi-Style Equity Fund

Russell Investment Funds

Multi-Style Equity Fund

Schedule of Investments — December 31, 2010

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

Common Stocks - 97.3%
Consumer Discretionary - 13.8%
Amazon.com, Inc. (Æ)	16,882	3,038
Autoliv, Inc. (Ñ)	600	47
Baidu, Inc. - ADR (Æ)	3,800	367
Bed Bath & Beyond, Inc. (Æ)	18,651	917
BJ’s Wholesale Club, Inc. (Æ)	4,500	216
Carnival Corp.	23,100	1,065
CBS Corp. Class B	63,833	1,216
Coach, Inc.	12,200	675
Comcast Corp. Class A	55,376	1,217
Costco Wholesale Corp. (Ñ)	26,000	1,877
DISH Network Corp. Class A (Æ)	10,000	197
eBay, Inc. (Æ)	16,800	468
Estee Lauder Cos., Inc. (The) Class A	11,619	938
Ford Motor Co. (Æ)(Ñ)	149,545	2,511
Gap, Inc. (The) (Ñ)	41,400	917
General Motors Co. (Æ)(Ñ)	24,964	921
Harman International Industries, Inc. (Æ)	2,900	134
Home Depot, Inc.	83,710	2,935
Hyatt Hotels Corp. (Æ)	5,300	242
Johnson Controls, Inc.	92,325	3,526
Kohl’s Corp. (Æ)(Ñ)	13,300	723
Las Vegas Sands Corp. (Æ)	39,915	1,834
Lear Corp. (Æ)(Ñ)	4,334	428
Lowe’s Cos., Inc.	82,150	2,059
McDonald’s Corp.	25,200	1,934
NetFlix, Inc. (Æ)(Ñ)	2,300	404
Nike, Inc. Class B	31,100	2,657
priceline.com, Inc. (Æ)(Ñ)	3,196	1,277
Royal Caribbean Cruises, Ltd. (Æ)(Ñ)	15,400	724
Stanley Black & Decker, Inc. (Ñ)	30,150	2,016
Starbucks Corp.	45,760	1,470
Starwood Hotels & Resorts Worldwide, Inc. (Ñ)(ö)	26,200	1,593
Target Corp.	29,700	1,786
Tiffany & Co. (Ñ)	6,800	423
Time Warner, Inc.	18,000	579
TJX Cos., Inc.	29,600	1,314
Tyco Electronics, Ltd.	24,152	855
Urban Outfitters, Inc. (Æ)(Ñ)	6,700	240
Viacom, Inc. Class A	93,642	3,708
Wal-Mart Stores, Inc.	28,800	1,554
Walt Disney Co. (The)	94,940	3,561
Warnaco Group, Inc. (The) (Æ)	9,800	540
Wendy’s/Arby’s Group, Inc. Class A	26,700	123

		55,226

Consumer Staples - 8.0%
Archer-Daniels-Midland Co.	20,300	611
Clorox Co.	4,300	272
Coca-Cola Co. (The)	109,179	7,181
Colgate-Palmolive Co.	6,200	498
ConAgra Foods, Inc.	35,900	811
Corn Products International, Inc.	8,000	368
CVS Caremark Corp.	18,600	647
Energizer Holdings, Inc. (Æ)	3,200	233

	Principal Amount ($) or Shares	Market Value $
JM Smucker Co. (The)	16,200	1,064
Kimberly-Clark Corp.	6,800	429
Kraft Foods, Inc. Class A (Ñ)	49,800	1,569
Kroger Co. (The)	20,000	447
Lorillard, Inc.	4,800	394
Molson Coors Brewing Co. Class B	16,450	826
PepsiCo, Inc.	109,838	7,174
Procter & Gamble Co. (The)	103,784	6,677
Safeway, Inc. (Ñ)	25,300	569
Walgreen Co. (Ñ)	18,800	732
Whole Foods Market, Inc. (Ñ)	31,499	1,594

		32,096

Energy - 11.9%
Anadarko Petroleum Corp.	13,200	1,005
Apache Corp.	42,006	5,009
Cameron International Corp. (Æ)	27,200	1,380
Chevron Corp.	70,707	6,452
ConocoPhillips	75,797	5,162
Devon Energy Corp.	13,633	1,070
Dresser-Rand Group, Inc. (Æ)	3,400	145
EnCana Corp.	15,600	454
Exxon Mobil Corp.	12,100	885
Halliburton Co.	44,500	1,817
Marathon Oil Corp.	119,647	4,430
Massey Energy Co.	16,600	891
Murphy Oil Corp.	18,700	1,394
Nabors Industries, Ltd. (Æ)	5,600	131
National Oilwell Varco, Inc.	19,635	1,321
Occidental Petroleum Corp.	74,330	7,291
Pioneer Natural Resources Co. (Ñ)	23,235	2,017
Rowan Cos., Inc. (Æ)(Ñ)	4,800	168
Royal Dutch Shell PLC - ADR	10,400	695
Schlumberger, Ltd.	37,300	3,114
SEACOR Holdings, Inc. (Ñ)	740	75
Spectra Energy Corp.	5,100	127
Statoil ASA - ADR (Ñ)	30,400	723
SunPower Corp. Class B (Æ)(Ñ)	62,000	769
Valero Energy Corp. (Ñ)	21,700	502
Williams Cos., Inc. (The)	27,700	685

		47,712

Financial Services—16.0%
Aflac, Inc.	31,650	1,786
Allied World Assurance Co. Holdings, Ltd. (Ñ)	3,100	184
Allstate Corp. (The) (Ñ)	37,700	1,202
American Express Co.	47,570	2,041
American Financial Group, Inc.	7,500	242
Ameriprise Financial, Inc.	6,900	397
AON Corp. (Ñ)	31,750	1,461
Ares Capital Corp.	4,300	71
Assurant, Inc.	7,900	304
Axis Capital Holdings, Ltd. (Ñ)	5,700	205
Bank of America Corp.	74,700	997
Bank of Hawaii Corp. (Ñ)	1,900	90
Bank of New York Mellon Corp. (The) (Ñ)	64,600	1,951

Multi-Style Equity Fund	15

Russell Investment Funds

Multi-Style Equity Fund

Schedule of Investments, continued — December 31, 2010

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

BB&T Corp. (Ñ)	87,950	2,312
Berkshire Hathaway, Inc. Class B (Æ)	1,700	136
BlackRock, Inc. Class A	7,150	1,363
Charles Schwab Corp. (The) (Ñ)	54,150	927
Chubb Corp. (Ñ)	7,600	453
CIT Group, Inc. (Æ)	8,100	382
Citigroup, Inc. (Æ)	581,070	2,749
CNA Financial Corp. (Æ)(Ñ)	3,500	95
Discover Financial Services (Ñ)	24,400	452
Endurance Specialty Holdings, Ltd. (Ñ)	7,000	322
Federated Investors, Inc. Class B (Ñ)	18,800	492
Fifth Third Bancorp (Ñ)	72,426	1,063
Fulton Financial Corp. (Ñ)	17,500	181
Goldman Sachs Group, Inc. (The)	21,178	3,561
Hartford Financial Services Group, Inc. (Ñ)	36,100	956
HCC Insurance Holdings, Inc.	8,800	255
Hersha Hospitality Trust Class A (ö)	5,000	33
Hudson City Bancorp, Inc. (Ñ)	50,900	648
Huntington Bancshares, Inc.	171,100	1,175
Jefferies Group, Inc. (Ñ)	12,800	341
JPMorgan Chase & Co.	111,251	4,719
KeyCorp	57,200	506
Liberty Property Trust (Ñ)(ö)	5,100	163
Lincoln National Corp.	40,300	1,121
Loews Corp.	8,100	315
Marsh & McLennan Cos., Inc.	26,400	722
Mastercard, Inc. Class A	3,828	858
Mercury General Corp. (Ñ)	11,200	482
MetLife, Inc.	71,694	3,186
Morgan Stanley	40,700	1,108
Netspend Holdings, Inc. (Æ)(Ñ)	2,088	27
Northern Trust Corp. (Ñ)	16,100	892
NYSE Euronext	7,400	222
People’s United Financial, Inc. (Ñ)	29,000	406
Piedmont Office Realty Trust, Inc. Class A (Ñ)(ö)	1,200	24
Plum Creek Timber Co., Inc. (Ñ)(ö)	15,000	562
PNC Financial Services Group, Inc.	33,100	2,010
Progressive Corp. (The)	13,600	270
Prudential Financial, Inc.	27,300	1,603
Reinsurance Group of America, Inc. Class A (Ñ)	3,100	167
Senior Housing Properties Trust (ö)	8,800	193
State Street Corp.	23,400	1,084
SunTrust Banks, Inc. (Ñ)	28,000	826
Transatlantic Holdings, Inc.	6,500	336
Travelers Cos., Inc. (The) (Ñ)	8,500	474
Unum Group	9,300	225
US Bancorp (Ñ)	160,159	4,319
Valley National Bancorp (Ñ)	32,239	461
Visa, Inc. Class A	11,737	826
Washington Federal, Inc. (Ñ)	2,900	49
Webster Financial Corp. (Ñ)	4,700	93
Wells Fargo & Co.	221,011	6,848

		63,924

	Principal Amount ($) or Shares	Market Value $
Health Care - 11.3%
Abbott Laboratories	61,026	2,924
Aetna, Inc.	13,500	412
Alexion Pharmaceuticals, Inc. (Æ)(Ñ)	4,500	362
Allergan, Inc.	63,462	4,358
Amgen, Inc. (Æ)	12,151	667
Baxter International, Inc.	15,300	774
Boston Scientific Corp. (Æ)(Ñ)	50,000	379
Bristol-Myers Squibb Co.	19,004	503
Cardinal Health, Inc.	3,800	146
Celgene Corp. (Æ)	18,602	1,100
Cerner Corp. (Æ)(Ñ)	5,400	512
Cigna Corp.	9,000	330
Covance, Inc. (Æ)(Ñ)	8,800	452
Coventry Health Care, Inc. (Æ)	12,100	319
Covidien PLC	33,850	1,546
Dendreon Corp. (Æ)(Ñ)	10,100	353
Eli Lilly & Co. (Ñ)	14,400	505
Express Scripts, Inc. Class A (Æ)	13,200	713
Hologic, Inc. (Æ)(Ñ)	8,900	167
Humana, Inc. (Æ)	8,600	471
Illumina, Inc. (Æ)(Ñ)	18,957	1,201
Johnson & Johnson	34,600	2,140
Life Technologies Corp. (Æ)	7,600	422
Lincare Holdings, Inc. (Ñ)	16,400	440
Medicis Pharmaceutical Corp. Class A (Ñ)	32,000	857
Medtronic, Inc.	22,516	835
Merck & Co., Inc.	169,450	6,107
Pfizer, Inc.	372,184	6,518
Sanofi-Aventis SA - ADR	72,050	2,322
St. Jude Medical, Inc. (Æ)(Ñ)	25,416	1,087
Stryker Corp. (Ñ)	36,000	1,933
Teleflex, Inc. (Ñ)	7,000	377
Teva Pharmaceutical Industries, Ltd. - ADR	11,900	620
Thermo Fisher Scientific, Inc. (Æ)	16,517	914
UnitedHealth Group, Inc.	23,600	852
Watson Pharmaceuticals, Inc. Class B (Æ)	19,900	1,028
WellPoint, Inc. (Æ)	8,500	483

		45,129

Materials and Processing - 5.1%
Agnico-Eagle Mines, Ltd. (Þ)	2,400	184
Air Products & Chemicals, Inc. (Ñ)	10,400	946
Airgas, Inc.	1,737	108
Alcoa, Inc.	18,100	279
Celanese Corp. Class A	12,100	498
CF Industries Holdings, Inc. (Ñ)	4,466	604
Cytec Industries, Inc.	4,700	249
Ecolab, Inc.	5,900	297
EI du Pont de Nemours & Co.	16,700	833
Freeport-McMoRan Copper & Gold, Inc. Class B	13,100	1,574
Huntsman Corp.	42,500	663
MeadWestvaco Corp.	10,200	267
Monsanto Co.	36,069	2,512
Newmont Mining Corp.	41,317	2,537

16	Multi-Style Equity Fund

Russell Investment Funds

Multi-Style Equity Fund

Schedule of Investments, continued — December 31, 2010

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

Nucor Corp. (Ñ)	17,700	776
Owens-Illinois, Inc. (Æ)	31,850	978
Packaging Corp. of America	9,200	238
Potash Corp. of Saskatchewan, Inc.	9,362	1,449
Reliance Steel & Aluminum Co.	3,100	158
Rio Tinto PLC - ADR	14,800	1,061
Sealed Air Corp. (Ñ)	31,300	797
SPX Corp.	12,400	887
Steel Dynamics, Inc. (Ñ)	30,000	549
Textron, Inc. (Ñ)	3,300	78
Vulcan Materials Co. (Ñ)	18,100	803
Weyerhaeuser Co. (Ñ)	54,266	1,027

		20,352

Producer Durables - 10.3%
Accenture PLC Class A	67,250	3,262
AGCO Corp. (Æ)(Ñ)	2,300	117
Agilent Technologies, Inc. (Æ)	18,382	762
AO Smith Corp.	1,900	72
Atlas Air Worldwide Holdings, Inc. (Æ)	600	33
Automatic Data Processing, Inc. (Ñ)	15,600	722
Avery Dennison Corp. (Ñ)	2,900	123
Boeing Co. (The)	13,200	862
Carlisle Cos., Inc.	9,900	393
Caterpillar, Inc. (Ñ)	33,525	3,140
Chicago Bridge & Iron Co. NV (Æ)	1,100	36
CNH Global NV (Æ)	1,200	57
Crane Co.	5,400	222
Danaher Corp. (Ñ)	23,200	1,094
Deere & Co.	13,802	1,146
Delta Air Lines, Inc. (Æ)(Ñ)	62,200	784
Embraer SA (Æ)	13,000	382
EMCOR Group, Inc. (Æ)	1,200	35
Emerson Electric Co.	23,000	1,315
FedEx Corp. (Ñ)	12,378	1,151
Fluor Corp. (Ñ)	35,600	2,360
General Dynamics Corp.	18,000	1,277
General Electric Co.	48,200	882
Harsco Corp.	20,500	581
Honeywell International, Inc.	87,798	4,668
Ingersoll-Rand PLC (Ñ)	22,600	1,064
Jacobs Engineering Group, Inc. (Æ)	2,800	128
Joy Global, Inc.	5,100	442
KBR, Inc.	7,200	219
L-3 Communications Holdings, Inc.	4,600	324
Lexmark International, Inc. Class A (Æ)	8,300	289
Lockheed Martin Corp. (Ñ)	8,000	559
Manpower, Inc. (Ñ)	15,300	960
McDermott International, Inc. (Æ)	3,500	72
Moody’s Corp. (Ñ)	20,000	531
Moog, Inc. Class A (Æ)(Ñ)	2,100	84
Northrop Grumman Corp. (Ñ)	7,400	479
PACCAR, Inc.	15,000	861
Pitney Bowes, Inc. (Ñ)	25,700	621
Robert Half International, Inc. (Ñ)	14,700	450
Rockwell Automation, Inc. (Ñ)	20,700	1,484
Ryder System, Inc. (Ñ)	3,500	184

	Principal Amount ($) or Shares	Market Value $
Shaw Group, Inc. (The) (Æ)	2,000	68
Terex Corp. (Æ)(Ñ)	6,400	199
Tidewater, Inc. (Ñ)	13,400	721
Union Pacific Corp.	5,800	537
United Continental Holdings, Inc. (Æ)	12,800	305
United Parcel Service, Inc. Class B	53,262	3,866
URS Corp. (Æ)	6,600	275
Verisk Analytics, Inc. Class A (Æ)	322	11
Waste Management, Inc. (Ñ)	12,200	450
Xerox Corp. (Ñ)	40,000	461

		41,120

Technology - 17.6%
Akamai Technologies, Inc. (Æ)	7,000	329
Amdocs, Ltd. (Æ)	13,100	360
Amphenol Corp. Class A (Ñ)	37,733	1,992
Apple, Inc. (Æ)	27,597	8,901
Applied Materials, Inc. (Ñ)	94,400	1,326
BCE, Inc. (Ñ)	51,900	1,840
Broadcom Corp. Class A	109,444	4,766
Brocade Communications Systems, Inc. (Æ)	16,500	87
CA, Inc. (Ñ)	6,400	156
Check Point Software Technologies, Ltd. (Æ)(Ñ)	17,100	791
Cisco Systems, Inc. (Æ)	52,700	1,066
Citrix Systems, Inc. (Æ)	9,400	643
Cognizant Technology Solutions Corp. Class A (Æ)	22,671	1,661
Computer Sciences Corp.	8,000	397
Cree, Inc. (Æ)	9,000	593
Ctrip.com International, Ltd. - ADR (Æ)	11,200	453
Diebold, Inc. (Ñ)	10,500	337
Electronic Arts, Inc. (Æ)(Ñ)	12,800	210
F5 Networks, Inc. (Æ)(Ñ)	10,892	1,418
Google, Inc. Class A (Æ)	11,815	7,018
Harris Corp. (Ñ)	7,400	335
Hewlett-Packard Co.	22,300	939
Ingram Micro, Inc. Class A (Æ)	11,300	216
Intel Corp.	33,000	694
International Business Machines Corp.	11,145	1,636
Intuit, Inc. (Æ)(Ñ)	9,180	453
Juniper Networks, Inc. (Æ)	37,192	1,373
Lam Research Corp. (Æ)	7,900	409
LSI Corp. (Æ)	37,700	226
Maxim Integrated Products, Inc. (Ñ)	43,600	1,030
Micron Technology, Inc. (Æ)(Ñ)	45,400	364
Microsoft Corp.	144,350	4,031
Molex, Inc. (Ñ)	14,800	336
Motorola, Inc. (Æ)	57,700	523
National Semiconductor Corp. (Ñ)	58,400	804
NetApp, Inc. (Æ)(Ñ)	28,581	1,571
Nokia OYJ - ADR (Ñ)	32,100	331
Oracle Corp.	131,440	4,115
QUALCOMM, Inc.	157,653	7,802
Red Hat, Inc. (Æ)	26,059	1,189
Salesforce.com, Inc. (Æ)(Ñ)	9,400	1,241
SanDisk Corp. (Æ)	12,782	637

Multi-Style Equity Fund	17

Russell Investment Funds

Multi-Style Equity Fund

Schedule of Investments, continued — December 31, 2010

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares		Market Value $

Synopsys, Inc. (Æ)	13,200		355
Tech Data Corp. (Æ)	6,300		277
Texas Instruments, Inc. (Ñ)	86,226		2,803
VMware, Inc. Class A (Æ)(Ñ)	5,200		462
Vodafone Group PLC - ADR (Ñ)	95,700		2,529

			71,025

Utilities - 3.3%
AGL Resources, Inc.	4,600		165
American Electric Power Co., Inc.	19,400		699
American Water Works Co., Inc.	21,000		531
AT&T, Inc.	54,800		1,609
Calpine Corp. (Æ)(Ñ)	59,368		792
CenterPoint Energy, Inc. (Ñ)	25,800		406
Constellation Energy Group, Inc.	11,800		361
Duke Energy Corp.	25,900		461
Edison International (Ñ)	11,600		448
Energen Corp.	5,200		251
Entergy Corp.	5,000		354
Exelon Corp. (Ñ)	9,300		387
Frontier Communications Corp. (Ñ)	23,900		233
Great Plains Energy, Inc. (Ñ)	22,200		430
MDU Resources Group, Inc.	21,800		442
NextEra Energy, Inc.	22,300		1,160
NII Holdings, Inc. (Æ)	8,100		362
NiSource, Inc. (Ñ)	23,500		414
Northeast Utilities	10,900		347
NV Energy, Inc.	22,600		318
OGE Energy Corp.	6,400		291
Pepco Holdings, Inc. (Ñ)	20,400		372
PG&E Corp.	8,100		388
PNM Resources, Inc. (Ñ)	7,400		96
PPL Corp. (Ñ)	11,100		292
Progress Energy, Inc. Class D	7,700		335
Questar Corp. (Ñ)	9,400		164
Southern Union Co. (Ñ)	9,700		233
Veolia Environnement SA - ADR	13,400		393
Verizon Communications, Inc.	12,200		437

			13,171

Total Common Stocks (cost $317,038)			389,755

Short-Term Investments - 2.2%
Russell U.S. Cash Management Fund	8,880,639	(¥)	8,881

Total Short-Term Investments (cost $8,881)			8,881

	Principal Amount ($) or Shares		Market Value $
Other Securities - 17.0%
Russell Investment Funds Liquidating Trust (×)	1,329,628	(¥)	1,330
Russell U.S. Cash Collateral Fund (×)	66,617,631	(¥)	66,617

Total Other Securities (cost $67,947)			67,947

Total Investments - 116.5% (identified cost $393,866)			466,583

Other Assets and Liabilities, Net - (16.5%)			(66,112)

Net Assets - 100.0%			400,471

See accompanying notes which are an integral part of the financial statements.

18	Multi-Style Equity Fund

Russell Investment Funds

Multi-Style Equity Fund

Schedule of Investments, continued — December 31, 2010

Amounts in thousands

Futures Contracts	Number of Contracts	Notional Amount		Expiration Date	Unrealized Appreciation (Depreciation) $

Long Positions
Russell 1000 Mini Index	21	USD	1,458	03/11	30
S&P 500 E-Mini Index (CME)	96	USD	6,014	03/11	89
S&P 500 Index (CME)	7	USD	2,193	03/11	46
S&P Midcap 400 E-Mini Index (CME)	9	USD	815	03/11	9

Total Unrealized Appreciation (Depreciation) on Open Futures Contracts					174

Presentation of Portfolio Holdings — December 31, 2010

Amounts in thousands

	Market Value				% of Net Assets
Portfolio Summary	Level 1	Level 2	Level 3	Total

Common Stocks
Consumer Discretionary	$55,226	$—	$—	$55,226	13.8
Consumer Staples	32,096	—	—	32,096	8.0
Energy	47,712	—	—	47,712	11.9
Financial Services	63,924	—	—	63,924	16.0
Health Care	45,129	—	—	45,129	11.3
Materials and Processing	20,352	—	—	20,352	5.1
Producer Durables	41,120	—	—	41,120	10.3
Technology	71,025	—	—	71,025	17.6
Utilities	13,171	—	—	13,171	3.3
Short-Term Investments	—	8,881	—	8,881	2.2
Other Securities	—	67,947	—	67,947	17.0

Total Investments	389,755	76,828	—	466,583	116.5

Other Assets and Liabilities, Net					(16.5)

					100.0

Other Financial Instruments
Futures Contracts	174	—	—	174	—	*

Total Other Financial Instruments**	174	—	—	174

*	Less than .05% of net assets.
**	Other financial instruments reflected in the Schedule of Investments, such as futures, forwards, and swap contracts which are valued at the unrealized appreciation/depreciation on the instruments.

For a description of the levels see note 2 in the Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

Multi-Style Equity Fund	19

Russell Investment Funds

Multi-Style Equity Fund

Fair Value of Derivative Instruments — December 31, 2010

Amounts in thousands

Derivatives not accounted for as hedging instruments	Equity Contracts

Location: Statement of Assets and Liabilities - Assets
Daily variation margin on futures contracts*	$174

Derivatives not accounted for as hedging instruments	Equity Contracts
Location: Statement of Operations - Net realized gain (loss)
Futures contracts	$2,066

Location: Statement of Operations - Net change in unrealized appreciation (depreciation)
Futures contracts	$(189)

*	Includes cumulative appreciation/depreciation of futures contracts as reported in Schedule of Investments. Only current day’s variation margin is reported within the statement of assets and liabilities

For further disclosure on derivatives see note 2 in Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

20	Multi-Style Equity Fund

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Russell Investment Funds

Aggressive Equity Fund

Portfolio Management Discussion — December 31, 2010 (Unaudited)

Aggressive Equity Fund
	Total Return
1 Year	24.88%
5 Years	2.14	%§
10 Years	4.56	%§

Russell 2500™ Index **
	Total Return
1 Year	26.71%
5 Years	4.86	%§
10 Years	6.98	%§

22	Aggressive Equity Fund

Russell Investment Funds

Aggressive Equity Fund

Portfolio Management Discussion — December 31, 2010 (Unaudited)

The Aggressive Equity Fund (the “Fund”) allocates most of its assets among multiple money managers. Russell Investment Management Company (“RIMCo”), as the Fund’s advisor, may change the allocation of the Fund’s assets among money managers at any time. An exemptive order from the Securities and Exchange Commission (“SEC”) permits RIMCo to engage or terminate a money manager at any time, subject to approval by the Fund’s Board without a shareholder vote. Pursuant to the terms of the exemptive order, the Fund is required to notify its shareholders within 60 days of when a money manager begins providing services. The Fund currently has six money managers.

What is the Fund’s investment objective?

The Fund seeks to provide long-term capital growth.

How did the Fund perform relative to its benchmark for the fiscal year ended December 31, 2010?

For the fiscal year ended December 31, 2010, the Aggressive Equity Fund gained 24.88%. This is compared to the Russell 2500™ Index, which gained 26.71% during the same period. The Fund’s performance includes operating expenses, whereas index returns are unmanaged and do not include expenses of any kind.

For the fiscal year ended December 31, 2010, the Lipper® Small-Cap Core Funds (VIP) Average gained 25.96%. This average return serves as a peer comparison and is expressed net of operating expenses.

RIMCo may assign a money manager a specific style or capitalization benchmark other than the Fund’s index. However, the Fund’s primary index remains the benchmark for the Fund and is representative of the aggregate of each money manager’s benchmark index.

How did the market conditions described in the Market Summary report affect the Fund’s performance?

A high degree of correlation among stock price movements resulted in a more difficult environment for active management. Price differentiation in the market was more prevalent at the higher and lower ends of the risk and growth spectrum and the returns of the Fund decreased when the “risk on” scenario was present. A “risk on” scenario exists where positive economic and company-specific news leads companies with more economic sensitivity to outperform the benchmark when “risk” is in favor. In this environment, companies with significant economic sensitivity and often poor fundamentals (in the form of high debt and low cash on the balance sheet) outperformed the market. This market environment was prevalent during the fiscal year and detracted from Fund performance as the Fund was clearly positioned in stocks with stronger fundamentals. The fiscal year could be characterized as driven more by macroeconomic forces than company specific data, which did not favor the multi-manager process of the Fund.

How did the investment strategies and techniques employed by the Fund and its money managers affect its performance?

The Fund employs six money managers: two growth-oriented, one market-oriented and three value-oriented. Three of the six managers and two of the three value managers outperformed their respective benchmarks. This was reflective of the conditions in the market with managers benefiting from a moderation in investors’ appetite for riskier companies (i.e., companies with significant levels of debt and negative earnings), but penalized by elevated stock correlations (i.e. similar as opposed to differentiated return patterns) caused investors’ focus on macro related events, such as European sovereign debt worries and ongoing weak U.S. housing and employment data, rather than on corporate earnings and company announcements. This made it a more difficult market for active management.

While the U.S. economic recovery was slower than many investors anticipated, which curtailed investors’ appetite for speculation, investors retained an overweight exposure to companies that were sensitive to these economic conditions. Consequently, managers across the style spectrum with exposure to cyclical stocks or sectors, specifically the technology sector, fared better than those managers without such exposure.

DePrince, Race & Zollo, Inc., (“DePrince”) a yield-focused value manager, underperformed its style benchmark, the Russell 2500™ Value Index, for the fiscal year. DePrince faced several headwinds during the fiscal year that meaningfully impeded their ability to outperform their benchmark. First, their focus on sustainable dividend yield was not rewarded, as investors alternated between high-yield stocks and zero yielding stocks. In addition, DePrince’s macro positioning created significant difficulties as DePrince reduced its risk exposure starting in late 2009 and into early 2010. This was in response to the duration and magnitude of the risk rally, which was predicated on the belief that the U.S. would rebound strongly from the recession. However, DePrince’s risk reduction efforts were premature, as a high tolerance for risk continued to be rewarded during the fiscal year. As a result of this environment, stock selection detracted from performance, with selection in financial services representing the largest detractor. DePrince’s overweight exposure to regional banks also detracted from performance relative to the style benchmark.

Tygh Capital Management, Inc. (“Tygh”), a quality-focused growth-oriented manager, underperformed its style benchmark, the Russell 2500™Growth Index, for the fiscal year. While investor preference for risk detracted from Tygh’s process, underperformance was driven mainly by weak stock selection. The largest detractors to performance relative to its style benchmark were in the consumer discretionary sector, specifically in Tygh’s specialty retail and restaurant holdings. This negative selection was a function of both the companies

Aggressive Equity Fund	23

Russell Investment Funds

Aggressive Equity Fund

Portfolio Management Discussion — December 31, 2010 (Unaudited)

held in the sector and Tygh’s underweight or lack of exposure to several larger index constituents that performed well during the period.

Jacobs Levy Equity Management, Inc., like other quantitative managers, faced a number of difficulties during the fiscal year arising from the unfavorable active management environment, particularly the ongoing macroeconomic uncertainty and investors’ preference for risk. Nevertheless, the manager, driven by its macroeconomic model, had a bias to smaller, lower valuation, more economically sensitive stocks. These exposures were beneficial for the manager and were reflected in positive stock selection, which was positive across the majority of sectors and accounted for all of the manager’s outperformance relative to its style benchmark, the Russell 2500™ Value Index.

Ranger Investment Management, L.P., a growth manager that focuses on higher quality stocks with sustainable earnings growth, underperformed its style benchmark, the Russell 2500™ Growth Index. Investor preference for risk and stock selection detracted from returns. Health care stock selection detracted from returns due to holdings in the health care services and pharmaceutical sectors. Stock selection within the materials and processing and consumer discretionary sector detracted from benchmark-relative performance as a result of retail and metal related holdings. Stock selection within the producer durables and technology sectors, however, had a positive impact on returns.

Signia Capital Management, LLC, (“Signia”) a value-oriented manager, outperformed its style benchmark, the Russell 2500™ Value Index, for the fiscal year. Signia’s preference for attractively priced, higher-risk stocks was rewarded during the fiscal year, as investors continued to prefer economically sensitive, higher-risk companies. Signia’s stock selection drove performance, as several precious and industrial metal sector holdings accounted for much of its outperformance through the fiscal year due to an improving global economic outlook and a weakening U.S. Dollar. Technology sector stock selection contributed as well on the strength of semi-conductor holdings.

ClariVest Asset Management, LLC, has a quantitative process that focuses on identifying companies with sustainable trends in earnings, price and analyst estimate revisions. This approach met with limited success during the year, due to the volatility of the market and U.S. economic uncertainty. In addition, elevated stock correlations created significant difficulties for quantitative processes that look to exploit stock differentiation, which further undermined Clarivest’s ability to outperform its style benchmark, the Russell 2500.

Describe any changes to the Fund’s structure or the money manager line-up.

There were no changes to the Fund’s structure or the money manager lineup in 2010.

Money Managers as of December 31, 2010	Styles
ClariVest Asset Management LLC	Market Oriented
DePrince, Race, & Zollo, Inc.	Value
Jacobs Levy Equity Management, Inc.	Value
Ranger Investment Management, L.P.	Growth
Signia Capital Management, LLC	Value
Tygh Capital Management, Inc.	Growth

The views expressed in this report reflect those of the portfolio managers only through the end of the period covered by the report. These views do not necessarily represent the views of RIMCo, or any other person in RIMCo or any other affiliated organization. These views are subject to change at any time based upon market conditions or other events, and RIMCo disclaims any responsibility to update the views contained herein. These views should not be relied on as investment advice and, because investment decisions for Russell Investment Funds (“RIF”) are based on numerous factors, should not be relied on as an indication of investment decisions of any RIF Fund.

*	Assumes initial investment on January 1, 2001.

**

Russell 2500tm Index is composed of the bottom 500 stocks the Russell 1000® Index and all the stocks in the Russell 2000® Index. The Russell 2500tm Index return reflects adjustments for income dividends and capital gains distributions reinvested as of the ex-dividend dates.

§	Annualized.

The performance shown in this section does not reflect any Insurance Company Separate Account or Policy Charges. Performance is historical and assumes reinvestment of all dividends and capital gains. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than when purchased. Past performance is not indicative of future results.

24	Aggressive Equity Fund

Russell Investment Funds

Aggressive Equity Fund

Shareholder Expense Example — December 31, 2010 (Unaudited)

Fund Expenses

The following disclosure provides important information regarding each Fund’s Expense Example, which appears on each Fund’s individual page in this Annual Report. Please refer to this information when reviewing the Expense Example for a Fund.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including advisory fees and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which for this Fund is from July 1, 2010 to December 31, 2010.

Actual Expenses

The information in the table under the heading “Actual Performance” provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first column in the row entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. The fee and expenses shown in this section do not reflect any Insurance Company Separate Account or Policy Charges.

Core Class	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value July 1, 2010	$1,000.00	$1,000.00
Ending Account Value December 31, 2010	$1,296.90	$1,019.91
Expenses Paid During Period*	$6.08	$5.35

*	Expenses are equal to the Fund’s annualized expense ratio of 1.05% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). May reflect amounts waived, reimbursed and/or other credits. Without any waivers, reimbursements and/or other credits, expenses would have been higher.

Aggressive Equity Fund	25

Russell Investment Funds

Aggressive Equity Fund

Schedule of Investments — December 31, 2010

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

Common Stocks - 95.4%
Consumer Discretionary - 12.2%
Acacia Research - Acacia Technologies (Æ)	11,940	310
Advance Auto Parts, Inc.	2,800	185
Amerco, Inc. (Æ)(Ñ)	2,100	202
America’s Car-Mart, Inc. (Æ)(Ñ)	9,610	260
Arctic Cat, Inc. (Æ)	1,800	26
Asbury Automotive Group, Inc. (Æ)	12,631	233
Ascena Retail Group, Inc. (Æ)	13,887	367
Bebe Stores, Inc. (Ñ)	64,400	384
BJ’s Wholesale Club, Inc. (Æ)	5,600	268
Bob Evans Farms, Inc. (Ñ)	2,400	79
Buffalo Wild Wings, Inc. (Æ)	5,261	231
Callaway Golf Co. (Ñ)	26,456	213
Cato Corp. (The) Class A (Ñ)	3,300	90
Chico’s FAS, Inc. (Ñ)	36,400	438
Childrens Place Retail Stores, Inc. (The) (Æ)(Ñ)	7,080	351
Christopher & Banks Corp. (Ñ)	29,282	180
Coinstar, Inc. (Æ)(Ñ)	11,808	667
Columbia Sportswear Co. (Ñ)	2,805	169
Corinthian Colleges, Inc. (Æ)(Ñ)	26,203	137
Cracker Barrel Old Country Store, Inc. (Ñ)	1,200	66
CROCS, Inc. (Æ)(Ñ)	23,274	398
Dick’s Sporting Goods, Inc. (Æ)(Ñ)	12,153	456
Dillard’s, Inc. Class A (Ñ)	9,200	349
Dollar Tree, Inc. (Æ)	13,300	747
Elizabeth Arden, Inc. (Æ)(Ñ)	3,100	71
Expedia, Inc.	13,390	336
Federal-Mogul Corp. (Æ)	19,019	392
Finish Line, Inc. (The) Class A (Ñ)	29,335	504
Flextronics International, Ltd. (Æ)	18,570	146
Foot Locker, Inc. (Ñ)	24,850	488
Fossil, Inc. (Æ)(Ñ)	6,700	472
Fred’s, Inc. Class A (Ñ)	20,000	276
Furniture Brands International, Inc. (Æ)(Ñ)	2,300	12
Gentex Corp. (Ñ)	17,540	518
G-III Apparel Group, Ltd. (Æ)(Ñ)	8,650	304
Harley-Davidson, Inc. (Ñ)	3,400	118
Harman International Industries, Inc. (Æ)	8,600	398
Helen of Troy, Ltd. (Æ)	3,100	92
Hillenbrand, Inc. (Ñ)	18,600	387
Hyatt Hotels Corp. (Æ)(Ñ)	3,800	174
Jones Group, Inc. (The)	28,100	437
Kenneth Cole Productions, Inc. Class A (Æ)(Ñ)	20,764	259
Leapfrog Enterprises, Inc. Class A (Æ)(Ñ)	8,900	49
Lear Corp. (Æ)(Ñ)	1,400	138
Lifetime Brands, Inc. (Æ)	1,500	21
LKQ Corp. (Æ)	30,661	697
Meredith Corp. (Ñ)	11,300	392
MGM Resorts International (Æ)(Ñ)	32,195	478
OfficeMax, Inc. (Æ)(Ñ)	19,662	348
Oxford Industries, Inc. (Ñ)	5,825	149
Panera Bread Co. Class A (Æ)(Ñ)	4,070	412
Penn National Gaming, Inc. (Æ)(Ñ)	6,100	214
Perry Ellis International, Inc. (Æ)(Ñ)	1,600	44

	Principal Amount ($) or Shares	Market Value $
PF Chang’s China Bistro, Inc. (Ñ)	14,548	705
Pool Corp. (Ñ)	11,400	257
RC2 Corp. (Æ)	6,900	150
Rent-A-Center, Inc. Class A (Ñ)	3,300	107
Rick’s Cabaret International, Inc. (Æ)	900	7
Ross Stores, Inc.	2,300	145
Ruby Tuesday, Inc. (Æ)(Ñ)	26,896	351
Scholastic Corp.	5,400	160
Shoe Carnival, Inc. (Æ)(Ñ)	1,400	38
Standard Motor Products, Inc. (Ñ)	24,000	328
Stein Mart, Inc. (Ñ)	1,000	9
Steven Madden, Ltd. (Æ)(Ñ)	19,326	807
Stewart Enterprises, Inc. Class A (Ñ)	53,800	360
Superior Industries International, Inc. (Ñ)	30,025	637
Systemax, Inc. (Æ)(Ñ)	1,700	24
Tempur-Pedic International, Inc. (Æ)(Ñ)	9,004	361
Texas Roadhouse, Inc. Class A (Æ)(Ñ)	33,180	570
TRW Automotive Holdings Corp. (Æ)(Ñ)	11,300	596
Urban Outfitters, Inc. (Æ)(Ñ)	1,247	45
Warnaco Group, Inc. (The) (Æ)(Ñ)	6,396	352
Wendy’s/Arby’s Group, Inc. Class A	51,100	236
WESCO International, Inc. (Æ)(Ñ)	500	26
Wet Seal, Inc. (The) Class A (Æ)(Ñ)	19,900	74
Williams-Sonoma, Inc. (Ñ)	12,220	436
WMS Industries, Inc. (Æ)(Ñ)	5,719	259
Wolverine World Wide, Inc. (Ñ)	16,820	536
Wyndham Worldwide Corp.	20,000	599

		23,307

Consumer Staples - 2.2%
Andersons, Inc. (The) (Ñ)	5,388	196
Constellation Brands, Inc. Class A (Æ)(Ñ)	37,800	837
Corn Products International, Inc. (Ñ)	25,500	1,173
Energizer Holdings, Inc. (Æ)	5,500	401
Hansen Natural Corp. (Æ)	3,200	167
Nash Finch Co. (Ñ)	1,500	64
Omega Protein Corp. (Æ)(Ñ)	1,300	11
Pilgrim’s Pride Corp. (Æ)	1,300	9
Rite Aid Corp. (Æ)	80,500	71
Sanderson Farms, Inc. (Ñ)	6,100	239
Spartan Stores, Inc. (Ñ)	4,600	78
Susser Holdings Corp. (Æ)	900	12
Tootsie Roll Industries, Inc.	8,600	249
TreeHouse Foods, Inc. (Æ)(Ñ)	6,980	357
Tyson Foods, Inc. Class A	22,109	381

		4,245

Energy - 5.1%
Alpha Natural Resources, Inc. (Æ)	9,108	546
Bronco Drilling Co., Inc. (Æ)	3,700	30
Complete Production Services, Inc. (Æ)(Ñ)	8,675	256
Comstock Resources, Inc. (Æ)(Ñ)	8,862	218
Core Laboratories NV	4,867	433
CVR Energy, Inc. (Æ)	6,900	105
Dawson Geophysical Co. (Æ)(Ñ)	1,300	41
Exterran Holdings, Inc. (Æ)	9,876	237
Forest Oil Corp. (Æ)(Ñ)	10,619	403

26	Aggressive Equity Fund

Russell Investment Funds

Aggressive Equity Fund

Schedule of Investments, continued — December 31, 2010

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

Global Industries, Ltd. (Æ)(Ñ)	27,998	194
Gulf Island Fabrication, Inc.	2,200	62
Helix Energy Solutions Group, Inc. (Æ)(Ñ)	14,024	170
Helmerich & Payne, Inc. (Ñ)	9,404	456
Oil States International, Inc. (Æ)	8,600	551
Parker Drilling Co. (Æ)	2,500	11
Patterson-UTI Energy, Inc.	31,046	669
Penn Virginia Corp. (Ñ)	29,300	493
Pioneer Natural Resources Co. (Ñ)	3,450	300
Precision Drilling Corp. (Æ)	28,161	273
Rosetta Resources, Inc. (Æ)(Ñ)	15,190	571
Rowan Cos., Inc. (Æ)(Ñ)	14,881	520
SEACOR Holdings, Inc. (Ñ)	4,800	486
Sunoco, Inc.	15,887	641
Tesoro Corp. (Æ)(Ñ)	21,600	400
Tetra Technologies, Inc. (Æ)(Ñ)	19,655	233
Thompson Creek Metals Co., Inc. - ADR (Æ)	15,532	229
Unit Corp. (Æ)(Ñ)	8,681	404
USEC, Inc. (Æ)(Ñ)	21,700	131
Walter Energy, Inc. Class A	5,015	640
Western Refining, Inc. (Æ)	9,924	105

		9,808

Financial Services - 17.1%
Advance America Cash Advance Centers, Inc. (Ñ)	3,100	17
Affiliated Managers Group, Inc. (Æ)(Ñ)	13,723	1,362
Allied World Assurance Co. Holdings, Ltd.	2,000	119
American Capital Agency Corp. (Ñ)(ö)	23,900	687
American Financial Group, Inc.	11,400	368
American National Insurance Co.	700	60
American Safety Insurance Holdings, Ltd. (Æ)	1,400	30
Ameriprise Financial, Inc.	5,324	306
Amtrust Financial Services, Inc. (Ñ)	3,000	53
Apollo Commercial Real Estate Finance, Inc. (Ñ)(ö)	4,000	65
Ares Capital Corp.	53,980	890
Argo Group International Holdings, Ltd.	3,800	142
Ashford Hospitality Trust, Inc. (Æ)(Ñ)(ö)	10,300	99
Aspen Insurance Holdings, Ltd. (Ñ)	6,300	180
Assurant, Inc. (Ñ)	4,300	166
Astoria Financial Corp.	7,200	100
Axis Capital Holdings, Ltd.	1,100	39
BancorpSouth, Inc. (Ñ)	16,800	268
BioMed Realty Trust, Inc. (Ñ)(ö)	18,883	352
BOK Financial Corp. (Ñ)	13,590	727
Boston Private Financial Holdings, Inc. (Ñ)	47,121	309
Brandywine Realty Trust (Ñ)(ö)	15,000	175
Broadridge Financial Solutions, Inc. (Ñ)	2,700	59
Brookline Bancorp, Inc. (Ñ)	30,900	335
Camden Property Trust (ö)	4,700	254
Capitol Federal Financial, Inc. (Ñ)	27,591	329
CapLease, Inc. (Ñ)(ö)	1,100	6
Chesapeake Lodging Trust (Ñ)(ö)	1,200	23
City National Corp. (Ñ)	5,900	362

	Principal Amount ($) or Shares	Market Value $
Cogdell Spencer, Inc. (Ñ)(ö)	6,000	35
Cohen & Steers, Inc. (Ñ)	3,400	89
Colonial Properties Trust (ö)	39,162	707
CommonWealth REIT (Ñ)(ö)	12,675	323
Community Bank System, Inc.	13,700	380
Community Trust Bancorp, Inc. (Ñ)	1,000	29
CoreLogic, Inc. (Æ)	13,600	252
Cousins Properties, Inc. (Ñ)(ö)	18,869	157
DiamondRock Hospitality Co. (Æ)(Ñ)(ö)	41,769	502
Dime Community Bancshares, Inc. (Ñ)	8,700	127
Duff & Phelps Corp. Class A (Ñ)	30,800	519
Dynex Capital, Inc. (Ñ)(ö)	28,000	306
Education Realty Trust, Inc. (ö)	9,600	75
Endurance Specialty Holdings, Ltd. (Ñ)	6,600	304
Ezcorp, Inc. Class A (Æ)	24,774	672
FBL Financial Group, Inc. Class A (Ñ)	1,800	52
Fidelity National Financial, Inc. Class A (Ñ)	26,100	357
First Financial Bancorp (Ñ)	7,200	133
First Interstate Bancsystem, Inc. Class A (Ñ)	1,100	17
First Midwest Bancorp, Inc. (Ñ)	11,900	137
First Potomac Realty Trust (Ñ)(ö)	4,400	74
FirstMerit Corp. (Ñ)	13,400	265
Flagstone Reinsurance Holdings SA (Ñ)	23,800	300
Flushing Financial Corp. (Ñ)	2,500	35
FPIC Insurance Group, Inc. (Æ)	900	33
Franklin Street Properties Corp. (Ñ)(ö)	22,243	317
Fulton Financial Corp. (Ñ)	30,900	320
Glacier Bancorp, Inc. (Ñ)	8,800	133
Global Cash Access Holdings, Inc. (Æ)	2,400	8
Global Indemnity PLC Class A (Æ)	1,200	25
Hancock Holding Co. (Ñ)	9,701	338
Hanmi Financial Corp. (Æ)	16,400	19
Hatteras Financial Corp. (Ñ)(ö)	7,700	233
HCC Insurance Holdings, Inc.	12,400	359
Healthcare Realty Trust, Inc. (ö)	9,700	205
Hercules Technology Growth Capital, Inc. (Ñ)	3,900	40
Hersha Hospitality Trust Class A (ö)	11,300	75
Hilltop Holdings, Inc. (Æ)	600	6
Home Bancshares, Inc.	2,750	61
Horace Mann Educators Corp.	7,600	137
Hospitality Properties Trust (Ñ)(ö)	23,043	531
Huntington Bancshares, Inc.	15,000	103
Iberiabank Corp. (Ñ)	600	35
Infinity Property & Casualty Corp.	1,100	68
IntercontinentalExchange, Inc. (Æ)(Ñ)	2,817	336
Invesco Mortgage Capital, Inc. (Ñ)(ö)	27,000	590
Investment Technology Group, Inc. (Æ)	1,900	31
JER Investors Trust, Inc. (Æ)(Þ)	1,771	—
Jones Lang LaSalle, Inc.	3,200	269
Knight Capital Group, Inc. Class A (Æ)(Ñ)	19,093	263
Kohlberg Capital Corp. (Ñ)	2,800	20
LaSalle Hotel Properties (Ñ)(ö)	12,977	342
Lazard, Ltd. Class A	29,191	1,153
Liberty Property Trust (ö)	11,100	354
Mack-Cali Realty Corp. (Ñ)(ö)	10,200	337

Aggressive Equity Fund	27

Russell Investment Funds

Aggressive Equity Fund

Schedule of Investments, continued — December 31, 2010

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

Maiden Holdings, Ltd. (Ñ)	4,500	35
MCG Capital Corp.	8,900	62
Meadowbrook Insurance Group, Inc.	7,785	80
Medical Properties Trust, Inc. (Ñ)(ö)	18,400	199
MFA Financial, Inc. (Ñ)(ö)	38,300	313
Montpelier Re Holdings, Ltd. (Ñ)	15,800	315
MSCI, Inc. Class A (Æ)(Ñ)	9,014	351
Nelnet, Inc. Class A	8,800	208
Newcastle Investment Corp. (Æ)(ö)	3,600	24
OceanFirst Financial Corp.	1,700	22
Old National Bancorp (Ñ)	19,951	237
OneBeacon Insurance Group, Ltd. Class A (Ñ)	2,800	42
Oritani Financial Corp. (Ñ)	13,900	170
Parkway Properties, Inc. (Ñ)(ö)	1,900	33
PennantPark Investment Corp. (Ñ)	27,758	340
Phoenix Cos., Inc. (The) (Æ)(Ñ)	16,800	43
Piedmont Office Realty Trust, Inc. Class A (Ñ)(ö)	8,900	179
Piper Jaffray Cos. (Æ)	8,238	288
Post Properties, Inc. (Ñ)(ö)	7,300	265
Potlatch Corp. (Ñ)(ö)	12,500	407
Prosperity Bancshares, Inc. (Ñ)	26,780	1,053
Protective Life Corp. (Ñ)	11,600	309
PS Business Parks, Inc. (ö)	2,300	128
Raymond James Financial, Inc. (Ñ)	10,497	343
Reinsurance Group of America, Inc. Class A (Ñ)	5,500	295
Republic Bancorp, Inc. Class A	1,100	26
Resource Capital Corp. (Ñ)(ö)	44,713	330
Retail Opportunity Investments Corp. (Ñ)(ö)	2,800	28
Sandy Spring Bancorp, Inc. (Ñ)	1,200	22
SeaBright Holdings, Inc. (Ñ)	2,000	18
Selective Insurance Group, Inc. (Ñ)	22,300	405
Signature Bank NY (Æ)(Ñ)	5,950	298
SL Green Realty Corp. (Ñ)(ö)	4,700	317
Southwest Bancorp, Inc. (Æ)(Ñ)	1,700	21
Sovran Self Storage, Inc. (ö)	2,200	81
StanCorp Financial Group, Inc. (Ñ)	4,500	203
StellarOne Corp. (Ñ)	19,587	285
Sterling Bancorp Class N (Ñ)	10,700	112
Sterling Bancshares, Inc. (Ñ)	37,200	261
Strategic Hotels & Resorts, Inc. (Æ)(ö)	10,100	53
Susquehanna Bancshares, Inc. (Ñ)	22,100	214
SVB Financial Group (Æ)(Ñ)	5,270	280
Symetra Financial Corp.	30,000	411
Texas Capital Bancshares, Inc. (Æ)(Ñ)	12,619	268
TICC Capital Corp. (Ñ)	32,000	359
Transatlantic Holdings, Inc.	6,700	346
Trustmark Corp. (Ñ)	13,200	328
UMB Financial Corp. (Ñ)	8,800	364
United Financial Bancorp, Inc. (Ñ)	1,500	23
Unitrin, Inc.	4,800	118
Washington Federal, Inc. (Ñ)	45,226	765
Webster Financial Corp.	12,100	238
West Coast Bancorp (Æ)	3,900	11
White Mountains Insurance Group, Ltd. (Ñ)	400	134

	Principal Amount ($) or Shares	Market Value $
Whitney Holding Corp. (Ñ)	12,604	178

		32,708

Health Care - 10.1%
Affymetrix, Inc. (Æ)(Ñ)	23,800	120
Albany Molecular Research, Inc. (Æ)(Ñ)	24,017	135
Allscripts Healthcare Solutions, Inc. (Æ)	28,546	550
Amedisys, Inc. (Æ)	6,968	233
American Oriental Bioengineering, Inc. (Æ)(Ñ)	5,000	12
AMERIGROUP Corp. Class A (Æ)	4,400	193
Analogic Corp. (Ñ)	8,394	415
Angiodynamics, Inc. (Æ)	2,700	41
Brookdale Senior Living, Inc. (Æ)(Ñ)	20,369	436
Catalyst Health Solutions, Inc. (Æ)(Ñ)	18,288	851
Celera Corp. (Æ)	5,500	35
Centene Corp. (Æ)(Ñ)	3,400	86
Conmed Corp. (Æ)(Ñ)	8,966	237
Cooper Cos., Inc. (The)	6,584	371
Coventry Health Care, Inc. (Æ)	17,100	451
Cross Country Healthcare, Inc. (Æ)	2,800	24
Cynosure, Inc. Class A (Æ)(Ñ)	16,320	166
Emergency Medical Services Corp. Class A (Æ)(Ñ)	14,011	906
Endo Pharmaceuticals Holdings, Inc. (Æ)	13,100	468
Ensign Group, Inc. (The) (Ñ)	3,800	95
Five Star Quality Care, Inc. (Æ)(Ñ)	38,300	271
Gentiva Health Services, Inc. (Æ)	11,316	301
Greatbatch, Inc. (Æ)(Ñ)	8,836	213
Harvard Bioscience, Inc. (Æ)(Ñ)	39,716	162
Health Management Associates, Inc. Class A (Æ)	46,126	440
Health Net, Inc. (Æ)	30,800	840
Healthsouth Corp. (Æ)(Ñ)	11,697	242
Healthspring, Inc. (Æ)	21,655	575
Healthways, Inc. (Æ)(Ñ)	1,500	17
HMS Holdings Corp. (Æ)	10,450	676
Hologic, Inc. (Æ)(Ñ)	23,400	440
Humana, Inc. (Æ)(Ñ)	6,900	378
IDEXX Laboratories, Inc. (Æ)(Ñ)	5,858	405
Illumina, Inc. (Æ)(Ñ)	7,436	471
Impax Laboratories, Inc. (Æ)	5,000	101
Kindred Healthcare, Inc. (Æ)(Ñ)	16,548	304
LifePoint Hospitals, Inc. (Æ)(Ñ)	5,300	195
Magellan Health Services, Inc. (Æ)	7,930	375
Medicines Co. (The) (Æ)(Ñ)	10,300	146
Mednax, Inc. (Æ)(Ñ)	5,884	396
Meridian Bioscience, Inc. (Ñ)	9,100	211
Molina Healthcare, Inc. (Æ)(Ñ)	9,700	270
Palomar Medical Technologies, Inc. (Æ)(Ñ)	2,300	33
Par Pharmaceutical Cos., Inc. (Æ)(Ñ)	25,400	977
PerkinElmer, Inc. (Ñ)	8,968	232
Quality Systems, Inc. (Ñ)	6,030	421
Salix Pharmaceuticals, Ltd. (Æ)(Ñ)	7,747	364
SuperGen, Inc. (Æ)(Ñ)	4,200	11
SXC Health Solutions Corp. (Æ)	26,680	1,143
Symmetry Medical, Inc. (Æ)(Ñ)	16,118	150

28	Aggressive Equity Fund

Russell Investment Funds

Aggressive Equity Fund

Schedule of Investments, continued — December 31, 2010

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

Teleflex, Inc. (Ñ)	2,200	118
TomoTherapy, Inc. (Æ)(Ñ)	3,400	12
Triple-S Management Corp. Class B (Æ)	2,400	46
United Therapeutics Corp. (Æ)(Ñ)	5,404	342
Universal American Corp. (Ñ)	7,500	153
Viropharma, Inc. (Æ)(Ñ)	26,100	452
Vital Images, Inc. (Æ)	1,000	14
Warner Chilcott PLC Class A (Ñ)	15,860	358
Watson Pharmaceuticals, Inc. Class B (Æ)	6,100	315
West Pharmaceutical Services, Inc. (Ñ)	14,600	602
Zoll Medical Corp. (Æ)(Ñ)	9,710	362

		19,359

Materials and Processing - 8.2%
A Schulman, Inc. (Ñ)	20,500	469
Albemarle Corp.	13,090	731
Apogee Enterprises, Inc. (Ñ)	4,200	57
Arch Chemicals, Inc. (Ñ)	7,500	284
Ashland, Inc.	11,700	595
Ball Corp.	10,800	736
Boise, Inc. (Ñ)	7,900	63
Buckeye Technologies, Inc.	21,187	445
Cabot Corp.	11,310	425
Comfort Systems USA, Inc. (Ñ)	9,800	129
Commercial Metals Co. (Ñ)	26,400	438
Cytec Industries, Inc.	17,649	937
Domtar Corp.	2,600	197
Fastenal Co. (Ñ)	5,834	350
Ferro Corp. (Æ)(Ñ)	19,478	285
HB Fuller Co.	17,400	357
Horsehead Holding Corp. (Æ)(Ñ)	17,654	230
Huntsman Corp.	19,500	304
Interline Brands, Inc. (Æ)	20,300	462
Kaiser Aluminum Corp. (Ñ)	6,150	308
KapStone Paper and Packaging Corp. (Æ)(Ñ)	25,400	389
Kaydon Corp. (Ñ)	7,600	309
Kronos Worldwide, Inc. (Æ)(Ñ)	1,000	42
Lexicon Pharmaceuticals, Inc. (Æ)(Ñ)	22,800	33
MeadWestvaco Corp. (Ñ)	2,500	65
Minerals Technologies, Inc.	3,900	255
Mueller Water Products, Inc. Class A (Ñ)	54,900	229
Neenah Paper, Inc. (Ñ)	1,800	35
OM Group, Inc. (Æ)	13,634	525
Owens & Minor, Inc. (Ñ)	11,000	324
Packaging Corp. of America	13,900	359
Pan American Silver Corp.	5,268	217
PolyOne Corp. (Æ)	12,800	160
Polypore International, Inc. (Æ)(Ñ)	6,711	273
Reliance Steel & Aluminum Co. (Ñ)	7,800	399
RTI International Metals, Inc. (Æ)	7,474	202
Scotts Miracle-Gro Co. (The) Class A (Ñ)	6,192	314
ShengdaTech, Inc. (Æ)(Ñ)	3,100	15
Simpson Manufacturing Co., Inc. (Ñ)	1,300	40
Timken Co.	16,600	793
Titanium Metals Corp. (Æ)(Ñ)	20,630	354
TPC Group, Inc. (Æ)(Ñ)	26,790	813

	Principal Amount ($) or Shares	Market Value $
Universal Forest Products, Inc. (Ñ)	10,250	399
Valspar Corp.	10,600	365
Watsco, Inc.	5,002	316
WR Grace & Co. (Æ)(Ñ)	19,048	669

		15,696

Producer Durables - 20.7%
ABM Industries, Inc. (Ñ)	16,800	442
Actuant Corp. Class A (Ñ)	13,309	354
Advanced Battery Technologies, Inc. (Æ)(Ñ)	3,800	15
Aecom Technology Corp. (Æ)(Ñ)	10,300	288
AGCO Corp. (Æ)(Ñ)	12,139	615
Aircastle, Ltd. (Ñ)	38,200	399
Alaska Air Group, Inc. (Æ)	12,800	727
Alexander & Baldwin, Inc. (Ñ)	12,717	509
AO Smith Corp.	8,400	320
Applied Industrial Technologies, Inc.	19,900	647
Arkansas Best Corp. (Ñ)	2,700	74
Astec Industries, Inc. (Æ)(Ñ)	6,703	217
Atlas Air Worldwide Holdings, Inc. (Æ)(Ñ)	3,500	195
Avery Dennison Corp. (Ñ)	2,100	89
Barnes Group, Inc. (Ñ)	12,500	258
BE Aerospace, Inc. (Æ)	28,550	1,058
Booz Allen Hamilton Holding Corp. Class A (Æ)(Ñ)	12,867	250
Brady Corp. Class A (Ñ)	12,500	408
Briggs & Stratton Corp. (Ñ)	24,900	490
CAI International, Inc. (Æ)(Ñ)	12,923	253
Carlisle Cos., Inc. (Ñ)	9,400	374
Celadon Group, Inc. (Æ)	2,300	34
Ceradyne, Inc. (Æ)	9,059	286
Chart Industries, Inc. (Æ)(Ñ)	13,756	465
Compass Diversified Holdings	15,700	278
Consolidated Graphics, Inc. (Æ)	2,380	115
Convergys Corp. (Æ)(Ñ)	1,700	22
Con-way, Inc. (Ñ)	8,600	315
CRA International, Inc. (Æ)(Ñ)	1,100	26
Crane Co.	8,300	341
Cubic Corp.	4,100	193
Curtiss-Wright Corp. (Ñ)	16,100	535
DHT Holdings, Inc.	3,300	15
Diana Shipping, Inc. (Æ)(Ñ)	17,932	216
Ducommun, Inc.	1,800	39
Dycom Industries, Inc. (Æ)	2,500	37
Electro Rent Corp.	5,474	88
Electronics for Imaging, Inc. (Æ)(Ñ)	4,952	71
EMCOR Group, Inc. (Æ)	5,300	154
EnerSys (Æ)	17,790	571
Ennis, Inc. (Ñ)	1,600	27
EnPro Industries, Inc. (Æ)(Ñ)	8,186	340
Esterline Technologies Corp. (Æ)	8,800	604
Excel Maritime Carriers, Ltd. Class A (Æ)(Ñ)	11,100	62
Forward Air Corp. (Ñ)	7,800	221
G&K Services, Inc. Class A (Ñ)	10,400	321
Genesee & Wyoming, Inc. Class A (Æ)(Ñ)	9,022	478
GrafTech International, Ltd. (Æ)	13,259	263

Aggressive Equity Fund	29

Russell Investment Funds

Aggressive Equity Fund

Schedule of Investments, continued — December 31, 2010

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

Granite Construction, Inc. (Ñ)	13,700	376
Greenbrier Cos., Inc. (Æ)(Ñ)	10,000	210
Group 1 Automotive, Inc. (Ñ)	7,020	293
Gulfmark Offshore, Inc. Class A (Æ)	4,000	122
Harsco Corp. (Ñ)	18,100	512
Haynes International, Inc. (Ñ)	700	29
HUB Group, Inc. Class A (Æ)	8,709	306
Insituform Technologies, Inc. Class A (Æ)(Ñ)	6,542	173
JB Hunt Transport Services, Inc.	12,570	513
Joy Global, Inc.	14,835	1,287
Kansas City Southern (Æ)	3,700	177
KBR, Inc.	58,528	1,784
Kelly Services, Inc. Class A (Æ)(Ñ)	4,400	83
Kennametal, Inc. (Ñ)	17,876	705
Knight Transportation, Inc. (Ñ)	34,875	662
Layne Christensen Co. (Æ)(Ñ)	9,305	320
Lexmark International, Inc. Class A (Æ)	10,500	366
Littelfuse, Inc.	3,200	151
LMI Aerospace, Inc. (Æ)(Ñ)	1,400	22
M&F Worldwide Corp. (Æ)(Ñ)	3,600	83
Manpower, Inc. (Ñ)	6,347	398
MAXIMUS, Inc.	8,500	557
McDermott International, Inc. (Æ)(Ñ)	51,377	1,063
Michael Baker Corp. (Æ)(Ñ)	300	9
Miller Industries, Inc. (Ñ)	1,300	18
MSC Industrial Direct Co. Class A	7,115	460
NACCO Industries, Inc. Class A	800	87
Nalco Holding Co. (Ñ)	12,121	387
National Instruments Corp. (Ñ)	9,329	351
Navistar International Corp. (Æ)(Ñ)	13,820	800
Ness Technologies, Inc. (Æ)	4,100	24
Oshkosh Corp. (Æ)(Ñ)	18,000	635
OSI Systems, Inc. (Æ)(Ñ)	5,632	205
Railamerica, Inc. (Æ)(Ñ)	4,900	63
Resources Connection, Inc. (Ñ)	17,300	322
Robbins & Myers, Inc. (Ñ)	16,462	589
Robert Half International, Inc. (Ñ)	11,767	360
Roper Industries, Inc. (Ñ)	10,296	787
RR Donnelley & Sons Co.	17,000	297
RSC Holdings, Inc. (Æ)(Ñ)	10,900	106
Ryder System, Inc.	9,300	490
Saia, Inc. (Æ)(Ñ)	2,100	35
Sensata Technologies Holding NV (Æ)	15,256	459
SFN Group, Inc. (Æ)(Ñ)	6,800	66
Shaw Group, Inc. (The)(Æ)	8,200	281
Sims Metal Management, Ltd. - ADR	8,204	179
Skywest, Inc. (Ñ)	27,700	433
Snyders-Lance, Inc. (Ñ)	13,000	305
Southwest Airlines Co.	15,879	206
Spirit Aerosystems Holdings, Inc. Class A (Æ)(Ñ)	9,900	206
Steelcase, Inc. Class A (Ñ)	16,100	170
TAL International Group, Inc. (Ñ)	10,000	309
Tecumseh Products Co. Class A (Æ)	1,900	25
Teekay Corp. (Ñ)	6,000	198
Teledyne Technologies, Inc. (Æ)	9,100	400

	Principal Amount ($) or Shares	Market Value $
TeleTech Holdings, Inc. (Æ)	1,500	31
Textainer Group Holdings, Ltd. (Ñ)	14,073	401
TransDigm Group, Inc. (Æ)	5,360	386
Trimas Corp. (Æ)	4,600	94
Trimble Navigation, Ltd. (Æ)	11,227	448
Trinity Industries, Inc. (Ñ)	14,600	389
Triumph Group, Inc. (Ñ)	10,520	942
Tsakos Energy Navigation, Ltd. (Ñ)	31,200	312
Tutor Perini Corp.	8,600	184
Unifirst Corp.	1,500	83
Unisys Corp. (Æ)	2,600	67
URS Corp. (Æ)	23,950	996
UTi Worldwide, Inc.	22,940	486
Wabtec Corp. (Ñ)	9,140	483
Watts Water Technologies, Inc. Class A (Ñ)	4,800	176
Werner Enterprises, Inc. (Ñ)	10,000	226
Woodward Governor Co. (Ñ)	10,529	395

		39,652

Technology - 14.6%
ADTRAN, Inc. (Ñ)	14,123	511
Advanced Analogic Technologies, Inc. (Æ)	600	2
Amdocs, Ltd. (Æ)	3,700	102
American Reprographics Co. (Æ)(Ñ)	5,000	38
Amkor Technology, Inc. (Æ)(Ñ)	21,300	157
Amphenol Corp. Class A (Ñ)	14,793	782
Anadigics, Inc. (Æ)(Ñ)	4,800	33
Ansys, Inc. (Æ)	10,777	562
Arris Group, Inc. (Æ)	5,900	66
Aruba Networks, Inc. (Æ)(Ñ)	11,081	231
Atmel Corp. (Æ)	45,909	567
Avago Technologies, Ltd.	11,168	318
Aviat Networks, Inc. (Æ)	7,900	40
Avid Technology, Inc. (Æ)	600	10
AVX Corp.	18,100	279
Axcelis Technologies, Inc. (Æ)(Ñ)	6,300	22
Benchmark Electronics, Inc. (Æ)(Ñ)	8,000	145
Black Box Corp. (Ñ)	3,000	115
Brocade Communications Systems, Inc. (Æ)	60,100	318
Cogo Group, Inc. (Æ)	900	8
Coherent, Inc. (Æ)	13,133	592
Cohu, Inc. (Ñ)	18,250	303
Concur Technologies, Inc. (Æ)(Ñ)	8,200	426
CSG Systems International, Inc. (Æ)(Ñ)	17,837	338
Cypress Semiconductor Corp. (Æ)	25,253	469
Digi International, Inc. (Æ)(Ñ)	2,000	22
Dolby Laboratories, Inc. Class A (Æ)	6,930	462
DSP Group, Inc. (Æ)	1,700	14
Earthlink, Inc. (Ñ)	71,700	617
Electro Scientific Industries, Inc. (Æ)	28,388	455
EMS Technologies, Inc. (Æ)	1,900	38
Emulex Corp. (Æ)	18,667	218
Entropic Communications, Inc. (Æ)(Ñ)	26,090	315
Epicor Software Corp. (Æ)	4,900	49
Equinix, Inc. (Æ)(Ñ)	4,960	403
Exar Corp. (Æ)(Ñ)	4,500	31
Extreme Networks (Æ)(Ñ)	13,800	43

30	Aggressive Equity Fund

Russell Investment Funds

Aggressive Equity Fund

Schedule of Investments, continued — December 31, 2010

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

FEI Co. (Æ)(Ñ)	1,000	26
Formfactor, Inc. (Æ)(Ñ)	9,900	88
Global Crossing, Ltd. (Æ)	1,500	19
Hittite Microwave Corp. (Æ)	7,353	449
Hutchinson Technology, Inc. (Æ)(Ñ)	1,100	4
IAC/InterActiveCorp (Æ)(Ñ)	7,294	209
Imation Corp. (Æ)(Ñ)	4,000	41
Informatica Corp. (Æ)(Ñ)	16,077	708
Infospace, Inc. (Æ)(Ñ)	3,800	32
Ingram Micro, Inc. Class A (Æ)	18,300	349
Insight Enterprises, Inc. (Æ)(Ñ)	2,000	26
Integrated Device Technology, Inc. (Æ)	22,300	149
Integrated Silicon Solution, Inc. (Æ)(Ñ)	3,000	24
Internap Network Services Corp. (Æ)(Ñ)	15,082	92
International Rectifier Corp. (Æ)(Ñ)	19,816	588
Intersil Corp. Class A (Ñ)	28,900	441
Intevac, Inc. (Æ)	1,600	22
Kemet Corp. (Æ)	28,100	410
Kulicke & Soffa Industries, Inc. (Æ)(Ñ)	14,100	102
Lam Research Corp. (Æ)	8,428	436
Lattice Semiconductor Corp. (Æ)(Ñ)	18,510	112
Lawson Software, Inc. (Æ)	32,610	302
LSI Corp. (Æ)	62,500	374
MEMC Electronic Materials, Inc. (Æ)(Ñ)	14,426	162
Methode Electronics, Inc. (Ñ)	22,900	297
MICROS Systems, Inc. (Æ)	14,013	616
Microsemi Corp. (Æ)	22,721	520
MIPS Technologies, Inc. Class A (Æ)(Ñ)	33,450	507
Molex, Inc. (Ñ)	16,400	373
Motricity, Inc. (Æ)(Ñ)	21,071	391
Multi-Fineline Electronix, Inc. (Æ)(Ñ)	8,746	232
Netlogic Microsystems, Inc. (Æ)(Ñ)	8,241	259
NICE Systems, Ltd. - ADR (Æ)	18,173	635
Novatel Wireless, Inc. (Æ)	10,500	100
Novellus Systems, Inc. (Æ)	22,800	738
Omnivision Technologies, Inc. (Æ)(Ñ)	1,886	56
PMC - Sierra, Inc. (Æ)	33,694	289
Polycom, Inc. (Æ)(Ñ)	8,346	325
Powerwave Technologies, Inc. (Æ)	26,000	66
Radisys Corp. (Æ)(Ñ)	1,900	17
RealNetworks, Inc. (Æ)(Ñ)	15,100	63
RightNow Technologies, Inc. (Æ)	3,583	85
Rovi Corp. (Æ)(Ñ)	14,940	927
Rudolph Technologies, Inc. (Æ)(Ñ)	2,000	16
SBA Communications Corp. Class A (Æ)(Ñ)	13,279	544
Seachange International, Inc. (Æ)(Ñ)	4,400	38
Sigma Designs, Inc. (Æ)(Ñ)	4,900	69
Silicon Graphics International Corp. (Æ)	700	6
Silicon Image, Inc. (Æ)	26,900	198
Skyworks Solutions, Inc. (Æ)(Ñ)	24,060	689
Smith Micro Software, Inc. (Æ)(Ñ)	17,328	273
Sourcefire, Inc. (Æ)(Ñ)	19,390	503
Standard Microsystems Corp. (Æ)(Ñ)	3,300	95
SuccessFactors, Inc. (Æ)(Ñ)	27,401	793
Symmetricom, Inc. (Æ)	3,000	21
Synchronoss Technologies, Inc. (Æ)(Ñ)	12,190	326
SYNNEX Corp. (Æ)(Ñ)	3,100	97

	Principal Amount ($) or Shares	Market Value $
Synopsys, Inc. (Æ)(Ñ)	14,800	398
Taleo Corp. Class A (Æ)(Ñ)	12,220	338
Tech Data Corp. (Æ)	6,300	277
Tekelec (Æ)	8,100	96
TeleCommunication Systems, Inc. Class A (Æ)(Ñ)	6,500	30
Tellabs, Inc.	35,500	241
Tier Technologies, Inc. Class B (Æ)	21,377	128
Trident Microsystems, Inc. (Æ)	7,800	14
TTM Technologies, Inc. (Æ)(Ñ)	3,400	51
United Online, Inc. (Ñ)	100,657	664
Varian Semiconductor Equipment Associates, Inc. (Æ)	12,537	463
VeriFone Systems, Inc. (Æ)(Ñ)	12,386	477
Verint Systems, Inc. (Æ)	5,209	165
Vishay Intertechnology, Inc. (Æ)(Ñ)	13,776	202
Zoran Corp. (Æ)	5,300	47

		28,021

Utilities - 5.2%
AGL Resources, Inc.	11,400	408
Allete, Inc. (Ñ)	12,000	447
Approach Resources, Inc. (Æ)(Ñ)	24,487	567
Atmos Energy Corp. (Ñ)	9,700	303
Black Hills Corp. (Ñ)	13,100	393
California Water Service Group (Ñ)	7,500	280
Central Vermont Public Service Corp. (Ñ)	900	20
Chesapeake Utilities Corp. (Ñ)	1,200	50
Clayton Williams Energy, Inc. (Æ)(Ñ)	500	42
DPL, Inc. (Ñ)	2,800	72
El Paso Electric Co. (Æ)	31,700	873
Energen Corp.	7,800	376
GenOn Energy, Inc. (Æ)(Ñ)	7,654	29
Georesources, Inc. (Æ)(Ñ)	2,000	44
Great Plains Energy, Inc. (Ñ)	10,100	196
Idacorp, Inc.	5,800	214
Integrys Energy Group, Inc. (Ñ)	3,700	179
Laclede Group, Inc. (The)(Ñ)	1,600	58
MDU Resources Group, Inc.	11,600	235
NII Holdings, Inc. (Æ)	9,406	420
NiSource, Inc. (Ñ)	29,300	517
NorthWestern Corp.	2,300	66
NV Energy, Inc.	21,400	301
OGE Energy Corp. (Ñ)	6,600	300
Ormat Technologies, Inc. (Ñ)	11,900	352
Otter Tail Corp. (Ñ)	15,200	343
Pinnacle West Capital Corp.	8,400	348
PNM Resources, Inc. (Ñ)	16,100	210
Portland General Electric Co.	28,500	618
Questar Corp. (Ñ)	3,200	56
Southern Union Co.	3,600	87
Southwest Gas Corp. (Ñ)	6,200	227
Telephone & Data Systems, Inc. (Ñ)	5,800	212
UGI Corp. (Ñ)	12,100	382
UIL Holdings Corp. (Ñ)	5,600	168
US Cellular Corp. (Æ)(Ñ)	2,300	115
USA Mobility, Inc. (Ñ)	2,200	39

Aggressive Equity Fund	31

Russell Investment Funds

Aggressive Equity Fund

Schedule of Investments, continued — December 31, 2010

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares		Market Value $

Vaalco Energy, Inc. (Æ)	7,900		57
Vectren Corp.	7,700		195
W&T Offshore, Inc. (Ñ)	8,300		148
Warren Resources, Inc. (Æ)(Ñ)	11,700		53

			10,000

Total Common Stocks (cost $146,934)			182,796

Short-Term Investments - 4.5%
Russell U.S. Cash Management Fund	8,699,200	(¥)	8,699

Total Short-Term Investments (cost $8,699)			8,699

Other Securities - 38.6%
Russell Investment Funds Liquidating Trust (×)	2,947,920	(¥)	2,948
Russell U.S. Cash Collateral Fund (×)	71,139,132	(¥)	71,139

Total Other Securities (cost $74,087)			74,087

Total Investments - 138.5% (identified cost $229,720)			265,582

Other Assets and Liabilities, Net - (38.5%)			(73,819)

Net Assets - 100.0%			191,763

See accompanying notes which are an integral part of the financial statements.

32	Aggressive Equity Fund

Russell Investment Funds

Aggressive Equity Fund

Schedule of Investments, continued — December 31, 2010

Amounts in thousands (except share amounts)

Futures Contracts	Number of Contracts		Notional Amount	Expiration Date	Unrealized Appreciation (Depreciation) $

Long Positions
Russell 2000 Mini Index Futures (CME)	114	USD	8,918	03/11	122

Total Unrealized Appreciation (Depreciation) on Open Futures Contracts					122

Presentation of Portfolio Holdings — December 31, 2010

Amounts in thousands

	Market Value				% of Net Assets
Portfolio Summary	Level 1	Level 2	Level 3	Total

Common Stocks
Consumer Discretionary	$23,307	$—	$—	$23,307	12.2
Consumer Staples	4,245	—	—	4,245	2.2
Energy	9,808	—	—	9,808	5.1
Financial Services	32,708	—	—	32,708	17.1
Health Care	19,359	—	—	19,359	10.1
Materials and Processing	15,696	—	—	15,696	8.2
Producer Durables	39,652	—	—	39,652	20.7
Technology	28,021	—	—	28,021	14.6
Utilities	10,000	—	—	10,000	5.2
Short-Term Investments	—	8,699	—	8,699	4.5
Other Securities	—	74,087	—	74,087	38.6

Total Investments	182,796	82,786	—	265,582	138.5

Other Assets and Liabilities, Net					(38.5)

					100.0

Other Financial Instruments
Futures Contracts	122	—	—	122	0.1

Total Other Financial Instruments*	122	—	—	122

*	Other financial instruments reflected in the Schedule of Investments, such as futures, forwards, and swap contracts which are valued at the unrealized appreciation/depreciation on the instruments.

For a description of the levels see note 2 in the Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

Aggressive Equity Fund	33

Russell Investment Funds

Aggressive Equity Fund

Fair Value of Derivative Instruments — December 31, 2010

Amounts in thousands

Derivatives not accounted for as hedging instruments	Equity Contracts

Location: Statement of Assets and Liabilities - Assets
Daily variation margin on futures contracts*	$122

Derivatives not accounted for as hedging instruments	Equity Contracts
Location: Statement of Operations - Net realized gain (loss)
Futures contracts	$2,062

Location: Statement of Operations - Net change in unrealized appreciation (depreciation)
Futures contracts	$(255)

*	Includes cumulative appreciation/depreciation of futures contracts as reported in Schedule of Investments. Only current day’s variation margin is reported within the statement of assets and liabilities

For further disclosure on derivatives see note 2 in Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

34	Aggressive Equity Fund

[This page intentionally left blank]

Russell Investment Funds

Non-U.S. Fund

Portfolio Management Discussion — December 31, 2010 (Unaudited)

Non-U.S. Fund
	Total Return
1 Year	11.42%
5 Years	2.02	%§
10 Years	3.16	%§

MSCI EAFE® Index Net (USD)**
	Total Return
1 Year	7.75%
5 Years	2.46	%§
10 Years	3.50	%§

36	Non-U.S. Fund

Russell Investment Funds

Non-U.S. Fund

Portfolio Management Discussion — December 31, 2010 (Unaudited)

The Non-U.S. Fund (the “Fund”) allocates most of its assets among multiple money managers. Russell Investment Management Company (“RIMCo”), as the Fund’s advisor, may change the allocation of the Fund’s assets among money managers at any time. An exemptive order from the Securities and Exchange Commission (“SEC”) permits RIMCo to engage or terminate a money manager at any time, subject to approval by the Fund’s Board without a shareholder vote. Pursuant to the terms of the exemptive order, the Fund is required to notify its shareholders within 60 days of when a new money manager begins providing services. The Fund currently has four money managers.

What is the Fund’s investment objective?

The Fund seeks to provide long-term capital growth.

How did the Fund perform relative to its benchmark for the fiscal year ended December 31, 2010?

For the fiscal year ended December 31, 2010, the Non-U.S. Fund gained 11.42%. This compared to its benchmark, the MSCI EAFE® Index (net of tax on dividends from foreign holdings), which returned 7.75% over the same period. The Fund’s performance includes operating expenses, whereas index returns are unmanaged and do not include expenses of any kind.

For the fiscal year ended December 31, 2010, the Lipper® International Core Funds (VIP) Average returned 9.40%. This average return serves as a peer comparison and is expressed net of operating expenses.

How did the market conditions described in the Market Summary report affect the Fund’s performance?

In 2010, the Fund outperformed its benchmark by 3.67%. Growth managers Marsico Capital Management, LLC (“Marsico”) and MFS Institutional Advisors, Inc. (“MFS”) were the best performers, although all four of the Fund’s managers out-performed the MSCI EAFE Index over the fiscal year. Growth managers were best able to capture market trends that favored stocks with strong earnings growth potential, as measured by analysts’ earnings forecasts.

The Fund was well positioned to take advantage of the volatile market conditions in 2010. Collectively, the money managers’ preferred quality balance sheets, which boosted performance in a market where investors were skeptical of companies with high debt levels. Stocks with high financial leverage, as measured by debt/capital ratios, were the worst performers in the MSCI EAFE Index and the Fund was underweight to such stocks.

Spain was one of the worst performing countries during the fiscal year, losing 22% as measured by the MSCI EAFE Index. During the fiscal year, the Fund had only about 2% allocated to the country and was underweight in many of the country’s financial stocks, such as Banco Bilbao Vizcaya Argentaria and Banco Santander, that performed the worst on a relative basis. This contributed significantly to the Fund’s outperformance during 2010. In addition, the Fund had no exposure to Greece which, with a return of -45%, was the worst performing country in the index during the fiscal year. The PIIGS countries (Portugal, Ireland, Italy, Greece and Spain) lagged the broader market in 2010 due to sovereign debt issues that threatened to derail the financial system. The Fund was underweight all of the above markets, except for Italy. The Fund was overweight Italy relative to the MSCI EAFE Index by approximately 0.4%, with an average allocation of 3.4%. Italy was the only one of the five above-named markets to detract from the Fund’s performance.

Exposure to stocks in non-index countries, such as Canada and certain emerging markets countries, also contributed positively to performance relative to the MSCI EAFE Index. Three holdings in Canada were particularly helpful. An allocation of over 1% to the stock Canadian National Railway resulted in strong positive contribution, making it among the top 10 positive contributing stocks in the Fund. There were 6 Canadian stocks held in the Fund during the course of the year, but none were as substantial or beneficial as Canadian National Railway, which benefited along with other economically sensitive stocks in the industrials sector. The Fund had an average allocation of 7.7% to emerging markets stocks, which was a positive, given the relative strength versus developed markets stocks. The money managers allocated slightly more than 1% of the Fund’s assets to stocks in China, India and Brazil. Emerging markets exposure remained stable over the course of the year. Growth managers maintained an optimistic view of emerging markets stocks, while value managers were skeptical of high valuations and their prolonged outperformance.

The Fund’s biggest detractor to performance relative to the MSCI EAFE Index came from its underweight to the materials sector, which returned just under 18% during the year. The underweight reflected money managers concern that commodity prices have accelerated too quickly and companies who have outperformed will be unable to sustain such strong relative performance.

How did the investment strategies and techniques employed by the Fund and its money managers affect its performance?

Investment strategies that favored small capitalization stocks with high prospects for earnings growth and low financial leverage performed best during the period. Stocks with high price momentum and high valuations generally outperformed the Fund’s benchmark. The best performing market factor was high beta, which is a factor that describes stocks that perform better than the broader market when it has a positive return. Investment strategies that were able to avoid the financial turmoil in the PIIGS countries also performed well.

Money managers’ positioning translated into strong performance at the Fund level. While the Fund was neutral in terms of its exposure to growth, it benefited significantly from its underweight to financial leverage and overweight to price

Non-U.S. Fund	37

Russell Investment Funds

Non-U.S. Fund

Portfolio Management Discussion — December 31, 2010 (Unaudited)

momentum as compared to the Fund’s benchmark. Country positioning was also favorable. In addition to the beneficial market environment, it was the money managers’ stock selection within sectors and countries that positively impacted the Fund’s relative performance most significantly. It was a unique fiscal year in which all four of the Fund’s money managers outperformed the Fund’s benchmark.

Marsico was the best performing money manager in the Fund, out-pacing the MSCI EAFE Index by about 7% during the fiscal year. In addition to high exposure to growth, emerging markets and price momentum, Marsico’s stock selection was significantly positive. Strong stock selection in the consumer discretionary sector contributed significantly where the Fund’s overweight was backed by gains from a position in Swiss luxury goods company Swatch.

MFS outperformed the MSCI EAFE Index by about 4% during the fiscal year. Its quality-growth strategy favored stocks with strong earnings growth and low financial leverage, particularly stocks with high growth prospects due to emerging markets demand. LVMH Moet Hennessy Louis Vuitton was the top contributor in MFS’s portfolio. It is a good example of a luxury goods stock in the consumer discretionary sector that benefited from growing demand from emerging markets countries. MFS’s underweight to the financials sector and strong stock selection that underweighted commercial banks in favor of capital markets stocks like Julius Baer Group also helped relative performance.

Barrow Hanley’s outperformed the MSCI EAFE Index by over 5%. Its small capitalization stock exposure was a positive tailwind during the year. Barrow’s strongest gains came from stock selection in the industrials and technology sectors. Its large overweight in Georg Fischer, a Swiss manufacturer of piping components, resulted in the biggest single stock contributor to relative performance. The company benefited from higher expectations in growth for manufacturing.

Pzena Investment Management, LLC (“Pzena”) outperformed the MSCI EAFE Index by just over 3% during the period. Pzena had the deepest value exposure of all the Fund’s money managers and was overweight to the underperforming financials sector. However, strong stock selection allowed it to overcome less than ideal style exposure. Pzena’s biggest gains came from stock selection and a 7% overweight to the technology sector. The two top contributing stocks in Pzena’s portfolio came from the technology sector: OMRON Corp and Tyco Electronics. Within the financials sector, the portfolio’s lack of exposure to Spanish bank, Banco Santander S.A., also contributed positively to relative performance.

Describe any changes to the Fund’s structure or the money manager line-up.

There were no changes to the Fund’s structure or money manager line-up during the year.

Money Managers as of December 31, 2010	Styles
Barrow Hanley Mewhinney & Strauss, Inc.	Value
Marsico Capital Management, LLC	Growth
MFS Institutional Advisors, Inc.	Growth
Pzena Investment Management, LLC	Value

The views expressed in this report reflect those of the portfolio managers only through the end of the period covered by the report. These views do not necessarily represent the views of RIMCo, or any other person in RIMCo or any other affiliated organization. These views are subject to change at any time based upon market conditions or other events, and RIMCo disclaims any responsibility to update the views contained herein. These views should not be relied on as investment advice and, because investment decisions for Russell Investment Funds (“RIF”) are based on numerous factors, should not be relied on as an indication of investment decisions of any RIF Fund.

*	Assumes initial investment on January 1, 2001.

**

Morgan Stanley Capital International Europe, Australia, Far East (MSCI EAFE®) Index Net (USD) is an index, with dividends reinvested, representative of the securities markets of 20 developed countries in Europe, Australasia and the Far East.

§	Annualized.

The performance shown in this section does not reflect any Insurance Company Separate Account or Policy Charges. Performance is historical and assumes reinvestment of all dividends and capital gains. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than when purchased. Past performance is not indicative of future results.

38	Non-U.S. Fund

Russell Investment Funds

Non-U.S. Fund

Shareholder Expense Example — December 31, 2010 (Unaudited)

Fund Expenses

The following disclosure provides important information regarding each Fund’s Expense Example, which appears on each Fund’s individual page in this Annual Report. Please refer to this information when reviewing the Expense Example for a Fund.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including advisory fees and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which for this Fund is from July 1, 2010 to December 31, 2010.

Actual Expenses

The information in the table under the heading “Actual Performance” provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first column in the row entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. The fee and expenses shown in this section do not reflect any Insurance Company Separate Account or Policy Charges.

Core Class	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value July 1, 2010	$1,000.00	$1,000.00
Ending Account Value December 31, 2010	$1,262.10	$1,019.96
Expenses Paid During Period*	$5.93	$5.30

*	Expenses are equal to the Fund’s annualized expense ratio of 1.04% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). May reflect amounts waived, reimbursed and/or other credits. Without any waivers, reimbursements and/or other credits, expenses would have been higher.

Non-U.S. Fund	39

Russell Investment Funds

Non-U.S. Fund

Schedule of Investments — December 31, 2010

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

Common Stocks - 92.7%
Australia - 0.5%
Billabong International, Ltd. (Ñ)	175,800	1,465
Westpac Banking Corp.	20,750	471

		1,936

Austria - 0.1%
Erste Group Bank AG	11,177	525

Belgium - 0.7%
Anheuser-Busch InBev NV Class 2	31,116	1,778
KBC Groep NV (Æ)	17,798	608

		2,386

Bermuda - 2.2%
Esprit Holdings, Ltd.	157,900	751
Jardine Matheson Holdings, Ltd.	68,900	3,028
Li & Fung, Ltd.	626,000	3,629
RenaissanceRe Holdings, Ltd.	13,200	841

		8,249

Brazil - 2.1%
Anhanguera Educacional Participacoes SA	21,500	518
Banco Santander Brasil SA - ADR	44,840	610
BR Malls Participacoes SA	161,800	1,667
OGX Petroleo e Gas Participacoes SA (Æ)	259,800	3,131
PDG Realty SA Empreendimentos e Participacoes	265,900	1,628

		7,554

Canada - 1.5%
Canadian National Railway Co. (Þ)	66,234	4,403
Teck Resources, Ltd. Class B	19,343	1,202

		5,605

Cayman Islands - 0.2%
Baidu, Inc. - ADR (Æ)	6,791	656

China - 0.5%
Ping An Insurance Group Co. of China, Ltd. Class H	171,500	1,917

Czech Republic - 0.2%
Komercni Banka AS	2,759	653

Denmark - 1.2%
Danske Bank A/S (Æ)	26,851	688
Novo Nordisk A/S Class B	16,896	1,902
Novozymes A/S Class B (Ñ)	5,486	764
Pandora A/S (Æ)	15,111	911

		4,265

Finland - 0.7%
Fortum OYJ	26,700	810
Pohjola Bank PLC Class A	142,425	1,707

		2,517

	Principal Amount ($) or Shares	Market Value $
France - 9.1%
Accor SA	32,888	1,466
Air France-KLM	48,506	885
Air Liquide SA Class A	13,962	1,766
AXA SA - ADR	22,414	374
BNP Paribas	13,727	876
Capital Gemini SA	25,000	1,169
CNP Assurances	39,164	708
Credit Agricole SA	80,710	1,027
Danone	20,233	1,271
GDF Suez	30,200	1,086
Lagardere SCA	20,281	836
Legrand SA - ADR	20,057	817
LVMH Moet Hennessy Louis Vuitton SA - ADR	18,822	3,096
Natixis (Æ)	72,658	340
Pernod-Ricard SA	26,225	2,469
Publicis Groupe SA - ADR	34,527	1,801
Rallye SA	46,885	2,018
Safran SA	11,328	401
Sanofi-Aventis SA - ADR	26,882	1,726
Schneider Electric SA	33,787	5,059
SCOR SE - ADR	38,980	990
Total SA	14,563	773
UBISOFT Entertainment (Æ)(Ñ)	87,645	936
Vivendi SA - ADR	57,700	1,560

		33,450

Germany - 8.0%
Adidas AG	12,652	826
BASF SE	31,084	2,480
Bayer AG	21,622	1,598
Beiersdorf AG	21,963	1,219
Daimler AG (Æ)	18,292	1,240
Deutsche Boerse AG	15,906	1,101
E.ON AG	37,700	1,156
Henkel AG & Co. KGaA	7,262	375
Infineon Technologies AG - ADR (Æ)	49,879	464
Linde AG	24,154	3,665
MAN SE	21,469	2,553
Merck & Co., Inc.	10,986	879
Metro AG	17,530	1,262
MTU Aero Engines Holding AG	39,071	2,641
Muenchener Rueckversicherungs AG	4,599	698
SAP AG - ADR	14,004	713
Siemens AG	23,932	2,962
ThyssenKrupp AG - ADR	31,253	1,295
Volkswagen AG (Ñ)	16,680	2,359

		29,486

Hong Kong - 0.9%
AIA Group, Ltd. (Æ)	76,000	214
China Unicom Hong Kong, Ltd. (Ñ)	516,000	736
CNOOC, Ltd.	592,000	1,409
Hang Lung Properties, Ltd. - ADR	230,000	1,075

		3,434

40	Non-U.S. Fund

Russell Investment Funds

Non-U.S. Fund

Schedule of Investments, continued — December 31, 2010

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

India - 1.5%
ICICI Bank, Ltd. - ADR	76,664	3,883
Infosys Technologies, Ltd. - ADR	21,310	1,621

		5,504

Indonesia - 0.1%
Astra International Tbk PT	73,500	445

Ireland - 0.3%
Accenture PLC Class A	21,400	1,038

Israel - 0.6%
Teva Pharmaceutical Industries, Ltd. - ADR	41,327	2,154

Italy - 2.4%
ENI SpA -ADR	60,207	1,316
Finmeccanica SpA	193,047	2,195
Parmalat SpA	728,570	1,995
Snam Rete Gas SpA	298,425	1,484
UniCredit SpA	618,941	1,280
Unione di Banche Italiane SCPA	78,220	685

		8,955

Japan - 13.1%
Aeon Credit Service Co., Ltd. (Ñ)	14,400	203
Amada Co., Ltd.	149,700	1,217
Canon, Inc. (Ñ)	127,200	6,523
Dai-ichi Life Insurance Co., Ltd. (The)	500	811
Daikin Industries, Ltd.	15,000	532
Dena Co., Ltd. (Ñ)	26,200	939
Denso Corp.	21,800	752
FamilyMart Co., Ltd.	28,900	1,089
Fanuc, Ltd.	11,500	1,764
Hirose Electric Co., Ltd.	1,600	180
Honda Motor Co., Ltd. (Ñ)	42,000	1,660
Hoya Corp.	64,900	1,575
Inpex Corp.	243	1,421
ITOCHU Corp.	208,600	2,110
Japan Tobacco, Inc. (Ñ)	296	1,094
Komatsu, Ltd.	64,500	1,950
Konica Minolta Holdings, Inc.	43,500	452
Lawson, Inc.	20,800	1,029
Mabuchi Motor Co., Ltd. (Ñ)	29,300	1,509
Marubeni Corp.	182,000	1,279
Mitsubishi Chemical Holdings Corp.	225,500	1,529
Mitsubishi UFJ Financial Group, Inc.	138,800	750
Mizuho Financial Group, Inc.	190,900	359
Mori Seiki Co., Ltd. (Ñ)	74,100	878
MS&AD Insurance Group Holdings	46,400	1,162
NGK Spark Plug Co., Ltd.	56,000	858
Nintendo Co., Ltd.	3,000	880
Nissan Motor Co., Ltd.	93,400	888
Nomura Holdings, Inc.	89,200	565
NTT DoCoMo, Inc. - ADR	2,050	36
NTT DoCoMo, Inc.	900	1,571
Omron Corp.	30,200	800

	Principal Amount ($) or Shares	Market Value $
Shin-Etsu Chemical Co., Ltd.	32,100	1,738
Sumitomo Mitsui Financial Group, Inc.	48,400	1,723
Suzuken Co., Ltd.	25,300	772
Takeda Pharmaceutical Co., Ltd.	24,300	1,195
THK Co., Ltd. (Ñ)	50,500	1,160
Toshiba TEC Corp.	310,379	1,504
Toyota Motor Corp.	42,900	1,689

		48,146

Luxembourg - 0.7%
ArcelorMittal	31,873	1,213
Millicom International Cellular SA	12,810	1,224

		2,437

Malaysia - 0.1%
Genting BHD - ADR	135,900	493

Mexico - 0.1%
America Movil SAB de CV - ADR	5,430	311

Netherlands - 6.1%
Aegon NV	166,382	1,020
Akzo Nobel NV	63,410	3,947
Brit Insurance Holdings NV (ö)	62,259	1,012
Core Laboratories NV (Ñ)	4,076	363
European Aeronautic Defence and Space Co. NV	66,490	1,551
Heineken NV	50,227	2,461
ING Groep NV (Æ)	459,525	4,484
Koninklijke Philips Electronics NV	52,080	1,595
LyondellBasell Industries NV Class A (Æ)	12,860	442
Randstad Holding NV (Æ)	20,605	1,088
Reed Elsevier NV	93,400	1,157
Sensata Technologies Holding NV (Æ)	28,840	868
Unilever NV	36,450	1,134
Wolters Kluwer NV	63,040	1,382

		22,504

Norway - 0.8%
DnB NOR ASA	137,800	1,934
Statoil ASA Class N	43,900	1,043

		2,977

Russia - 0.5%
Gazprom OAO - ADR	69,870	1,766

Singapore - 2.0%
CapitaLand, Ltd.	354,000	1,027
Jardine Cycle & Carriage, Ltd. (Ñ)	125,900	3,591
Keppel Corp., Ltd. - ADR	31,000	273
Singapore Telecommunications, Ltd.	362,000	860
United Overseas Bank, Ltd.	112,400	1,594

		7,345

Non-U.S. Fund	41

Russell Investment Funds

Non-U.S. Fund

Schedule of Investments, continued — December 31, 2010

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

South Africa - 0.8%
MTN Group, Ltd.	107,157	2,186
Naspers, Ltd.	14,860	875

		3,061

South Korea - 0.4%
Samsung Electronics Co., Ltd.	1,600	1,337

Spain - 1.5%
Banco Santander SA - ADR	238,732	2,536
Inditex SA	27,592	2,068
Indra Sistemas SA (Ñ)	30,400	520
Red Electrica Corp. SA (Ñ)	7,263	341

		5,465

Sweden - 1.1%
Assa Abloy AB Class B	28,573	806
Skandinaviska Enskilda Banken AB Class A	55,751	465
Svenska Cellulosa AB Class B	46,263	730
Telefonaktiebolaget LM Ericsson Class B	173,695	2,011

		4,012

Switzerland - 9.4%
ACE, Ltd.	19,550	1,217
Cie Financiere Richemont SA	18,164	1,069
Clariant AG (Æ)	53,200	1,079
Credit Suisse Group AG	27,999	1,130
GAM Holding AG	58,201	962
Georg Fischer AG (Æ)	5,253	2,961
Givaudan SA	1,006	1,086
Helvetia Holding AG	4,615	1,775
Julius Baer Group, Ltd.	69,814	3,270
Nestle SA	94,533	5,536
Novartis AG	38,700	2,277
Roche Holding AG	13,283	1,947
Sonova Holding AG	4,066	527
Swatch Group AG (The) Class B	5,347	2,384
Swiss Reinsurance Co., Ltd.	11,952	651
Tyco Electronics, Ltd.	64,750	2,292
UBS AG (Æ)	177,482	2,913
Zurich Financial Services AG	5,053	1,309

		34,385

Taiwan - 0.9%
Hon Hai Precision Industry Co., Ltd. (Þ)	147,840	595
Hon Hai Precision Industry Co., Ltd. - GDR	70,168	567
HTC Corp.	14,200	438
Taiwan Semiconductor Manufacturing Co., Ltd. - ADR	126,705	1,588

		3,188

Thailand - 0.3%
Bangkok Bank PCL	208,800	1,056

	Principal Amount ($) or Shares	Market Value $
United Kingdom - 20.6%
Aegis Group PLC	755,902	1,657
Anglo American PLC	43,974	2,291
ARM Holdings PLC	66,894	455
Aviva PLC	152,921	941
BAE Systems PLC	279,500	1,438
Barclays PLC	1,244,116	5,119
BG Group PLC	35,277	714
BP PLC	525,047	3,847
BP PLC - ADR	6,700	296
Bunzl PLC	62,900	705
Burberry Group PLC	44,980	789
Cable & Wireless Worldwide PLC	1,313,900	1,347
Carillion PLC	213,025	1,278
Compass Group PLC	164,569	1,491
Dairy Crest Group PLC	163,809	1,082
Diageo PLC	110,407	2,045
Ensco PLC - ADR	24,400	1,302
Hays PLC	238,908	481
Home Retail Group PLC	227,803	670
HSBC Holdings PLC	810,607	8,262
Imperial Tobacco Group PLC	110,747	3,397
National Grid PLC	132,514	1,155
Reckitt Benckiser Group PLC	74,764	4,112
Rolls-Royce Group PLC (Æ)	88,362	858
Royal Bank of Scotland Group PLC - ADR (Æ)(Å)	1,267,698	777
Royal Dutch Shell PLC Class A	177,649	5,884
Sage Group PLC (The)	473,167	2,019
Smith & Nephew PLC	144,960	1,523
Smiths Group PLC	53,578	1,041
Spectris PLC	104,213	2,131
Standard Chartered PLC	106,227	2,860
Tesco PLC	442,630	2,935
Travis Perkins PLC	113,950	1,882
Tullow Oil PLC	66,929	1,317
Vodafone Group PLC - ADR	1,718,792	4,476
William Hill PLC	79,497	212
WPP PLC	115,025	1,421
Xstrata PLC	39,930	940

		75,150

United States - 1.4%
MercadoLibre, Inc. (Æ)	13,619	908
Philip Morris International, Inc.	44,900	2,628
Synthes, Inc. (Æ)(Ñ)	12,708	1,726

		5,262

Virgin Islands, British - 0.1%
Mail.ru Group, Ltd. - GDR (Æ)(Å)	10,389	357

Total Common Stocks (cost $288,764)		339,981

42	Non-U.S. Fund

Russell Investment Funds

Non-U.S. Fund

Schedule of Investments, continued — December 31, 2010

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares		Market Value $

Preferred Stocks - 0.1%
Germany - 0.1%
Porsche Automobil Holding SE	6,600		526

Total Preferred Stocks (cost $393)			526

Short-Term Investments - 6.2%
United States - 6.2%
Russell U.S. Cash Management Fund	22,674,026	(¥)	22,674

Total Short-Term Investments (cost $22,674)			22,674

Other Securities - 4.7%
Russell Investment Funds Liquidating Trust (X)	10,154,873	(¥)	10,155
Russell U.S. Cash Collateral Fund (X)	7,153,147	(¥)	7,153

Total Other Securities (cost $17,308)			17,308

Total Investments - 103.7% (identified cost $329,139)			380,489

Other Assets and Liabilities, Net - (3.7%)			(13,619)

Net Assets - 100.0%			366,870

See accompanying notes which are an integral part of the financial statements.

Non-U.S. Fund	43

Russell Investment Funds

Non-U.S. Fund

Schedule of Investments, continued — December 31, 2010

Amounts in thousands (except share amounts)

Futures Contracts	Number of Contracts	Notional Amount		Expiration Date	Unrealized Appreciation (Depreciation) $

Long Positions
ASX SPI 200 Index Futures (Australia)	4	AUD	473	03/11	(1)
CAC-40 Index Futures (France)	48	EUR	1,829	01/11	(56)
DAX Index Futures (Germany)	9	EUR	1,559	03/11	(37)
EURO STOXX 50 Index Futures (EMU)	136	EUR	3,800	03/11	(109)
FTSE-100 Index Futures (UK)	43	GBP	2,534	03/11	30
Hang Seng Index Futures (Hong Kong)	2	HKD	2,302	01/11	—
S&P TSE 60 Index Futures (Canada)	10	CAD	1,534	03/11	3
TOPIX Index Futures (Japan)	80	JPY	716,800	03/11	181

Total Unrealized Appreciation (Depreciation) on Open Futures Contracts					11

Foreign Currency Exchange Contracts
Counterparty	Amount Sold		Amount Bought		Settlement Date	Unrealized Appreciation (Depreciation) $

Bank of America	USD	1,524	AUD	1,500	03/16/11	(3)
Bank of America	EUR	500	USD	656	03/16/11	(6)
Bank of America	GBP	100	USD	154	03/16/11	(1)
Barclays Bank PLC	USD	1,604	EUR	1,212	03/16/11	15
Barclays Bank PLC	USD	821	GBP	524	03/16/11	(4)
BNP Paribas	USD	821	GBP	524	03/16/11	(5)
BNP Paribas	USD	1,390	JPY	115,000	03/16/11	22
Brown Brothers Harriman & Co.	USD	36	GBP	23	01/04/11	—
Brown Brothers Harriman & Co.	USD	44	GBP	29	01/04/11	—
Brown Brothers Harriman & Co.	USD	29	GBP	19	01/05/11	—
Brown Brothers Harriman & Co.	USD	260	GBP	168	01/05/11	3
Brown Brothers Harriman & Co.	USD	471	GBP	305	01/05/11	5
Brown Brothers Harriman & Co.	EUR	190	USD	252	01/05/11	(2)
Brown Brothers Harriman & Co.	EUR	351	USD	466	01/05/11	(3)
Credit Suisse First Boston	EUR	100	USD	131	03/16/11	(2)
Credit Suisse First Boston	GBP	130	USD	200	03/16/11	(3)
Credit Suisse First Boston	JPY	30,000	USD	366	03/16/11	(4)
Deutsche Bank AG	USD	981	EUR	750	03/16/11	21
Deutsche Bank AG	USD	1,604	EUR	1,212	03/16/11	14
Deutsche Bank AG	USD	386	GBP	250	03/16/11	4
Deutsche Bank AG	USD	1,390	JPY	115,000	03/16/11	27
HSBC Bank PLC	USD	1,605	EUR	1,212	03/16/11	14
HSBC Bank PLC	USD	358	JPY	30,000	03/16/11	12
HSBC Bank PLC	USD	1,390	JPY	115,000	03/16/11	27
JP Morgan Chase Bank	USD	327	EUR	250	03/16/11	7
JP Morgan Chase Bank	USD	1,605	EUR	1,212	03/16/11	14
JP Morgan Chase Bank	USD	821	GBP	524	03/16/11	(4)
JP Morgan Chase Bank	USD	10	JPY	846	01/04/11	—
JP Morgan Chase Bank	USD	1,390	JPY	115,000	03/16/11	26
JP Morgan Chase Bank	JPY	6,570	USD	80	01/05/11	—
Mellon Bank	USD	821	GBP	524	03/16/11	(4)
Mellon Bank	USD	1,390	JPY	115,000	03/16/11	27
Royal Bank of Canada	USD	1,604	EUR	1,212	03/16/11	15
Royal Bank of Canada	USD	821	GBP	524	03/16/11	(4)
Royal Bank of Canada	USD	1,390	JPY	115,000	03/16/11	26
Royal Bank of Scotland PLC	GBP	700	USD	1,095	03/16/11	5

See accompanying notes which are an integral part of the financial statements.

44	Non-U.S. Fund

Russell Investment Funds

Non-U.S. Fund

Schedule of Investments, continued — December 31, 2010

Amounts in thousands (except share amounts)

Foreign Currency Exchange Contracts
Counterparty	Amount Sold		Amount Bought		Settlement Date	Unrealized Appreciation (Depreciation) $

Societe Generale	USD	1,605	EUR	1,212	03/16/11	14
Societe Generale	USD	821	GBP	524	03/16/11	(4)
State Street Bank & Trust Co.	USD	48	EUR	36	01/04/11	—
State Street Bank & Trust Co.	HKD	48	USD	6	01/03/11	—
State Street Bank & Trust Co.	JPY	324	USD	4	01/06/11	—
State Street Bank & Trust Co.	JPY	913	USD	11	01/06/11	—
State Street Bank & Trust Co.	JPY	30,000	USD	362	03/16/11	(8)
Westpac Banking Corp.	USD	1,507	CAD	1,500	03/16/11	(1)
Westpac Banking Corp.	USD	772	HKD	6,000	03/16/11	—
Westpac Banking Corp.	EUR	200	USD	263	03/16/11	(4)
Westpac Banking Corp.	JPY	200,000	USD	2,468	03/16/11	2

Total Unrealized Appreciation (Depreciation) on Open Foreign Currency Exchange Contracts						240

See accompanying notes which are an integral part of the financial statements.

Non-U.S. Fund	45

Russell Investment Funds

Non-U.S. Fund

Presentation of Portfolio Holdings — December 31, 2010

Amounts in thousands

	Market Value				% of Net Assets
Portfolio Summary	Level 1	Level 2	Level 3	Total

Common Stocks
Australia	$—	$1,936	$—	$1,936	0.5
Austria	—	525	—	525	0.1
Belgium	—	2,386	—	2,386	0.7
Bermuda	841	7,408	—	8,249	2.2
Brazil	1,128	6,426	—	7,554	2.1
Canada	5,605	—	—	5,605	1.5
Cayman Islands	656	—	—	656	0.2
China	—	1,917	—	1,917	0.5
Czech Republic	—	653	—	653	0.2
Denmark	—	4,265	—	4,265	1.2
Finland	—	2,517	—	2,517	0.7
France	—	33,450	—	33,450	9.1
Germany	—	29,486	—	29,486	8.0
Hong Kong	214	3,220	—	3,434	0.9
India	5,504	—	—	5,504	1.5
Indonesia	—	445	—	445	0.1
Ireland	1,038	—	—	1,038	0.3
Israel	2,154	—	—	2,154	0.6
Italy	—	8,955	—	8,955	2.4
Japan	36	48,110	—	48,146	13.1
Luxembourg	1,224	1,213	—	2,437	0.7
Malaysia	—	493	—	493	0.1
Mexico	311	—	—	311	0.1
Netherlands	1,673	20,831	—	22,504	6.1
Norway	—	2,977	—	2,977	0.8
Russia	—	1,766	—	1,766	0.5
Singapore	—	7,345	—	7,345	2.0
South Africa	—	3,061	—	3,061	0.8
South Korea	—	1,337	—	1,337	0.4
Spain	—	5,465	—	5,465	1.5
Sweden	—	4,012	—	4,012	1.1
Switzerland	3,509	30,876	—	34,385	9.4
Taiwan	1,588	1,600	—	3,188	0.9
Thailand	—	1,056	—	1,056	0.3
United Kingdom	6,120	69,030	—	75,150	20.6
United States	5,262	—	—	5,262	1.4
Virgin Islands, British	357	—	—	357	0.1
Preferred Stocks	—	526	—	526	0.1
Short-Term Investments	—	22,674	—	22,674	6.2
Other Securities	—	17,308	—	17,308	4.7

Total Investments	37,220	343,269	—	380,489	103.7

Other Assets and Liabilities, Net					(3.7)

					100.0

Other Financial Instruments
Futures Contracts	11	—	—	11	—	*
Foreign Currency Exchange Contracts	4	236	—	240	0.1

Total Other Financial Instruments**	15	236	—	251

*	Less than .05% of net assets.

**	Other financial instruments reflected in the Schedule of Investments, such as futures, forwards, and swap contracts which are valued at the unrealized appreciation/depreciation on the instruments.

For a description of the levels see note 2 in the Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

46	Non-U.S. Fund

Russell Investment Funds

Non-U.S. Fund

Fair Value of Derivative Instruments — December 31, 2010

Amounts in thousands

Derivatives not accounted for as hedging instruments	Foreign Currency Contracts	Equity Contracts

Location: Statement of Assets and Liabilities - Assets
Unrealized appreciation on foreign currency exchange contracts	$302	$—
Daily variation margin on futures contracts*	—	214

Total	$302	$214

Location: Statement of Assets and Liabilities - Liabilities
Unrealized depreciation on foreign currency exchange contracts	$62	$—
Daily variation margin on futures contracts*	—	(203)

Total	$62	$(203)

Derivatives not accounted for as hedging instruments	Foreign Currency Contracts	Equity Contracts
Location: Statement of Operations - Net realized gain (loss)
Futures contracts	$—	$915
Foreign currency-related transactions	(539)	—

Total	$(539)	$915

Location: Statement of Operations - Net change in unrealized appreciation (depreciation)
Futures contracts	$—	$(544)
Foreign currency-related transactions	1,069	—

Total	$1,069	$(544)

*	Includes cumulative appreciation/depreciation of futures contracts as reported in Schedule of Investments. Only current day’s variation margin is reported within the statement of assets and liabilities

For further disclosure on derivatives see note 2 in Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

Non-U.S. Fund	47

Russell Investment Funds

Core Bond Fund

Portfolio Management Discussion — December 31, 2010 (Unaudited)

Core Bond Fund
	Total Return
1 Year	10.02%
5 Years	6.45	%§
10 Years	6.12	%§

Barclays Capital U.S. Aggregate Bond Index**
	Total Return
1 Year	6.54%
5 Years	5.80	%§
10 Years	5.84	%§

48	Core Bond Fund

Russell Investment Funds

Core Bond Fund

Portfolio Management Discussion — December 31, 2010 (Unaudited)

The Core Bond Fund (the “Fund”) allocates most of its assets among multiple money managers. Russell Investment Management Company (“RIMCo”), as the Fund’s advisor, may change the allocation of the Fund’s assets among money managers at any time. An exemptive order from the Securities and Exchange Commission (“SEC”) permits RIMCo to engage or terminate a money manager at any time, subject to approval by the Fund’s Board without a shareholder vote. Pursuant to the terms of the exemptive order, the Fund is required to notify its shareholders within 60 days of when a money manager begins providing services. The Fund currently has three money managers.

What is the Fund’s investment objective?

The Fund seeks to provide current income, and as a secondary objective, capital appreciation.

How did the Fund perform relative to its benchmark for the fiscal year ended December 31, 2010?

For the fiscal year ended December 31, 2010, the Core Bond Fund gained 10.02%. This compared to its benchmark the Barclays Capital U.S. Aggregate Bond Index, which gained 6.54% during the same period. The Fund’s performance includes operating expenses, whereas index returns are unmanaged and do not include expenses of any kind.

For the year ended December 31, 2010, the Lipper® BBB Rated Corp Debt Funds (VIP) Average had a 7.85% return. This average return serves as a peer comparison and is expressed net of operating expenses.

How did the market conditions described in the Market Summary report affect the Fund’s performance?

During the fiscal year, the Fund was well positioned to take advantage of the broad fixed income rally, which occurred when assets returned to a level of pricing that more accurately reflected their credit risk. The key drivers of the Fund’s relatively strong performance in 2010 were a material overweight position in non-agency mortgage-backed securities (MBS), an overweight position in investment grade credit/corporate debts (with an emphasis on financials) and overweight positions in high yield corporate securities. The Fund’s investment grade credit positions benefited from the recovery the credit markets exhibited in 2010, which had resulted from sectors recovering from depressed levels through improved credit fundamentals and decreased investor risk aversion. Similarly, MBS also exhibited a recovery from depressed levels, which was a result of the market’s search for yield and a realization that pricing was too low relative to the security fundamentals of the instruments. Among the primary corporate debt sub-sectors (i.e., financials, industrials and utilities), financials outperformed the other sub-sectors. The performance of the financials sub-sector was largely driven by its relatively poor performance in 2008 as result of the credit crisis exhibited in that year. Because of its poor performance in 2008, the financials sub-sector represented a good value in 2010. Additionally, financials also benefited in 2010 from a modification to the U.S. Treasury yield curve, which allowed banks to borrow inexpensively in the short term and lend out at a higher rate in the long term.

To a lesser extent, allocations to commercial mortgage-backed securities (CMBS), emerging market debt (EMD), and non-dollar investments also contributed positively to the Fund’s performance in 2010. CMBS performed well as the sector did not suffer the same crisis as the residential mortgage sector experienced in 2008. Because of this, investors pursued the relatively high yields available within the CMBS sector. EMD performed well as the general global recovery during the year appeared to occur sooner in emerging economies, many of which had better fiscal positions than those of certain developed economies. The Fund’s positions in non-dollar investments benefited from issue selection and tactical currency investments aimed at capturing returns resulting from the volatility exhibited within the currency markets.

During 2010, duration and yield curve positioning generally did not have an impact on the Fund’s performance. Over the period, the U.S. Treasury yield curve experienced many fluctuations. Though the shorter end of the curve was anchored by a Federal Reserve low-rate policy, the longer end of the curve was weakened by investor concerns about sovereign credit risk in Europe, the uncertain future of the U.S. dollar as a reserve currency resulting from statements by certain countries and inflation concerns stemming from the Federal Reserve’s second round of quantitative easing (QE2) (i.e., the injection of capital into the market through the direct purchase of certain types of assets). The shorter end of the yield curve represents yields on shorter maturity treasury securities, while the longer end of the curve represents yields on the longer maturity treasury securities.

How did the investment strategies and techniques employed by the Fund and its money managers affect its performance?

The Fund’s money managers tend to invest the Fund’s assets in non-Treasury sectors and in types of securities that are not found within the Index (e.g. high yield credit, MBS and EMD. As a result of having a more aggressive asset allocation relative to the Index, as more aggressive risk profiles continued to experience positive returns during 2010, the Fund’s underweight to U.S. Treasuries and overweight to non-Treasury securities resulted in the Fund generating returns in excess of the Index. While sector positions varied throughout 2010, allocations to some of the best performing sectors of the fixed income markets were beneficial to Fund performance. Overweight exposure to both investment grade financials and CMBS and the transition of the Fund’s position in agency mortgages from overweight to underweight over the course of the year contributed positively to Fund performance in 2010. Exposure to MBS was the largest contributor to Fund performance in 2010.

The Fund’s money managers rotate in and out of various sectors in order to gain exposure to those sectors or securities that the

Core Bond Fund	49

Russell Investment Funds

Core Bond Fund

Portfolio Management Discussion — December 31, 2010 (Unaudited)

money managers believe could provide the highest value relative to other areas of the market. For example, Pacific Investment Management Company LLC put significant emphasis on non agency mortgage backed securities in an attempt to benefit from such sector’s significant yield and price appreciation which contributed positively to performance. Metropolitan West Asset Management, LLC maintained an emphasis on MBS and CMBS throughout the year and, as a result, the Fund’s performance benefited from the increased demand for these securities. Similarly, Goldman Sachs Asset Management, L.P., also maintained an emphasis on MBS throughout the year and the Fund’s performance benefited from increased demand for these securities. Although investment strategies and techniques will vary across the Fund’s money managers (e.g., different sector emphasis or the same emphasis at different times), the Fund’s performance over the year generally benefited from sector rotation implemented by the money managers.

Describe any changes to the Fund’s structure or the money manager line-up.

There were no changes to the Fund’s money manager line-up during the year. Manager weights were adjusted throughout the year.

Money Managers as of December 31, 2010	Styles
Goldman Sachs Asset Management, L.P.	Fully Discretionary
Metropolitan West Asset Management, LLC	Sector Rotation
Pacific Investment Management Company LLC	Fully Discretionary

The views expressed in this report reflect those of the portfolio managers only through the end of the period covered by the report. These views do not necessarily represent the views of RIMCo, or any other person in RIMCo or any other affiliated organization. These views are subject to change at any time based upon market conditions or other events, and RIMCo disclaims any responsibility to update the views contained herein. These views should not be relied on as investment advice and, because investment decisions for Russell Investment Funds (“RIF”) are based on numerous factors, should not be relied on as an indication of investment decisions of any RIF Fund.

*	Assumes initial investment on January 1, 2001.

**	The Barclays Capital U.S. Aggregate Bond Index is an index, with income reinvested, generally representative of intermediate-term government bonds, investment-grade corporate debt securities and mortgage-backed securities.

§	Annualized.

The performance shown in this section does not reflect any Insurance Company Separate Account or Policy Charges. Performance is historical and assumes reinvestment of all dividends and capital gains. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than when purchased. Past performance is not indicative of future results.

50	Core Bond Fund

Russell Investment Funds

Core Bond Fund

Shareholder Expense Example — December 31, 2010 (Unaudited)

Fund Expenses

The following disclosure provides important information regarding each Fund’s Expense Example, which appears on each Fund’s individual page in this Annual Report. Please refer to this information when reviewing the Expense Example for a Fund.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including advisory fees and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which for this Fund is from July 1, 2010 to December 31, 2010.

Actual Expenses

The information in the table under the heading “Actual Performance” provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first column in the row entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. The fee and expenses shown in this section do not reflect and Insurance Company Separate Account or Policy Charges.

Core Class	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value July 1, 2010	$1,000.00	$1,000.00
Ending Account Value December 31, 2010	$1,030.20	$1,021.73
Expenses Paid During Period*	$3.53	$3.52

*	Expenses are equal to the Fund’s annualized expense ratio of 0.69% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). May reflect amounts waived, reimbursed and/or other credits. Without any waivers, reimbursements and/or other credits, expenses would have been higher.

Core Bond Fund	51

Russell Investment Funds

Core Bond Fund

Schedule of Investments — December 31, 2010

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

Long-Term Investments - 92.8%
Asset-Backed Securities - 4.8%
Access Group, Inc. Series 2008-1 Class A 1.588% due 10/27/25 (Ê)	757	773
Accredited Mortgage Loan Trust Series 2004-2 Class A2 0.561% due 07/25/34 (Ê)	27	20
ACE Securities Corp. Series 2003-OP1 Class M2 2.511% due 12/25/33 (Ê)	14	11
Series 2005-SD3 Class A 0.661% due 08/25/45 (Ê)	84	80
Aegis Asset Backed Securities Trust Series 2003-3 Class M2 2.736% due 01/25/34 (Ê)	92	68
Ally Auto Receivables Trust Series 2009-A Class A2 1.320% due 03/15/12 (Þ)	74	74
Ameriquest Mortgage Securities, Inc. Series 2002-D Class M1 4.011% due 02/25/33 (Ê)	90	53
Series 2004-R10 Class A5 0.651% due 11/25/34 (Ê)	—	—
Asset Backed Securities Corp. Home Equity Series 2005-HE5 Class M3 0.741% due 06/25/35 (Ê)	1,050	764
Bayview Financial Acquisition Trust Series 2006-A Class 1A3 5.865% due 02/28/41	190	149
Brazos Higher Education Authority Series 2005-3 Class A14 0.413% due 09/25/23 (Ê)	411	408
Series 2010-1 Class A1 1.202% due 05/25/29 (Ê)	300	299
Centex Home Equity Series 2006-A Class AV4 0.511% due 06/25/36 (Ê)	700	461
CIT Mortgage Loan Trust Series 2007-1 Class 2A1 1.261% due 10/25/37 (Å)(Ê)	92	88
Series 2007-1 Class 2A2 1.511% due 10/25/37 (Å)(Ê)	130	92
Series 2007-1 Class 2A3 1.711% due 10/25/37 (Å)(Ê)	180	96
Citigroup Mortgage Loan Trust, Inc. Series 2003-HE4 Class A 0.671% due 12/25/33 (Ê)(Þ)	520	471
Series 2006-WFH3 Class A2 0.361% due 10/25/36 (Ê)	77	77
Series 2007-WFH1 Class A3 0.411% due 01/25/37 (Ê)	1,045	797
Series 2007-WFH1 Class A4 0.461% due 01/25/37 (Ê)	840	432
Series 2007-WFH4 Class A2B 1.311% due 07/25/37 (Ê)	1,290	749

	Principal Amount ($) or Shares	Market Value $
Conseco Financial Corp. Series 1996-10 Class M1 7.240% due 11/15/28	700	699
Series 1999-2 Class A5 6.680% due 12/01/30	832	846
Countrywide Asset-Backed Certificates Series 2004-AB2 Class M3 0.861% due 05/25/36 (Ê)	95	21
Series 2004-BC1 Class M1 1.011% due 02/25/34 (Ê)	76	63
Series 2006-11 Class 1AF4 6.028% due 09/25/46 (Ê)	164	64
Countrywide Home Equity Loan Trust Series 2006-HW Class 2A1B 0.410% due 11/15/36 (Ê)	335	254
First Franklin Mortgage Loan Asset Backed Certificates Series 2006-FF15 Class A3 0.311% due 11/25/36 (Ê)	20	20
Series 2007-FF1 Class A2B 0.351% due 01/25/38 (Ê)	862	536
GMAC Mortgage Corp. Loan Trust Series 2007-HE3 Class 1A1 7.000% due 09/25/37	47	34
Series 2007-HE3 Class 2A1 7.000% due 09/25/37	59	40
Goal Capital Funding Trust Series 2010-1 Class A 0.984% due 08/25/48 (Ê)(Þ)	97	96
GSAA Trust Series 2006-2 Class 2A3 0.531% due 12/25/35 (Ê)	320	292
GSAMP Trust Series 2003-HE2 Class M1 1.236% due 08/25/33 (Ê)	60	41
HSBC Home Equity Loan Trust Series 2005-1 Class A 0.551% due 01/20/34 (Ê)	163	149
Series 2006-4 Class A3V 0.411% due 03/20/36 (Ê)	800	760
Series 2007-1 Class AS 0.461% due 03/20/36 (Ê)	584	546
Series 2007-3 Class APT 1.461% due 11/20/36 (Ê)	258	238
HSI Asset Securitization Corp. Trust Series 2006-HE2 Class 2A1 0.311% due 12/25/36 (Ê)	5	5
Indymac Residential Asset Backed Trust Series 2006-H2 Class A 0.411% due 06/28/36 (Ê)	224	83
IXIS Real Estate Capital Trust Series 2005-HE1 Class M2 0.996% due 06/25/35 (Ê)	399	379
JP Morgan Mortgage Acquisition Corp. Series 2007-CH4 Class A4 0.421% due 05/25/37 (Ê)	1,000	468

52	Core Bond Fund

Russell Investment Funds

Core Bond Fund

Schedule of Investments, continued — December 31, 2010

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

Knowledgeworks Foundation Series 2010-1 Class A 1.242% due 02/25/42 (Ê)	292	288
Lehman XS Trust Series 2005-5N Class 3A1A 0.561% due 11/25/35 (Ê)	314	242
Series 2005-7N Class 1A1A 0.531% due 12/25/35 (Ê)	349	237
Series 2006-16N Class A4A 0.451% due 11/25/46 (Ê)	574	356
Long Beach Mortgage Loan Trust Series 2004-4 Class 1A1 0.541% due 10/25/34 (Ê)	5	4
Mastr Asset Backed Securities Trust Series 2003-WMC2 Class M2 2.736% due 08/25/33 (Ê)	57	47
Series 2005-WMC1 Class M1 0.681% due 03/25/35 (Ê)	252	252
Missouri Higher Education Loan Authority Series 2010-1 Class A1 1.234% due 11/26/32 (Ê)	910	914
Morgan Stanley ABS Capital I Series 2003-NC8 Class M3 3.411% due 09/25/33 (Ê)	25	6
Series 2006-HE1 Class A4 0.551% due 01/25/36 (Ê)	1,950	1,107
Series 2007-HE2 Class A2B 0.351% due 01/25/37 (Ê)	1,043	528
Nelnet Student Loan Trust Series 2010-3A Class A 1.068% due 07/27/48 (Ê)(Þ)	394	393
New Century Home Equity Loan Trust Series 2004-4 Class M2 0.791% due 02/25/35 (Ê)	215	145
Northstar Education Finance, Inc. Series 2004-1 Class A4 0.478% due 04/29/19 (Ê)	1,000	988
Option One Mortgage Loan Trust Series 2003-2 Class M2 2.811% due 04/25/33 (Ê)	36	17
Series 2003-3 Class M3 3.261% due 06/25/33 (Ê)	23	8
Series 2003-4 Class M2 2.736% due 07/25/33 (Ê)	24	9
Park Place Securities, Inc. Series 2005-WCW1 Class M1 0.711% due 09/25/35 (Ê)	210	157
Popular ABS Mortgage Pass-Through Trust Series 2005-6 Class A3 5.680% due 01/25/36	127	117
Renaissance Home Equity Loan Trust Series 2005-1 Class M1 5.357% due 05/25/35	61	33
Series 2005-2 Class AF4 4.934% due 08/25/35	85	72
Series 2006-1 Class AF6 5.746% due 05/25/36	166	128

	Principal Amount ($) or Shares	Market Value $
Residential Asset Mortgage Products, Inc. Series 2003-RS9 Class AI6A 6.110% due 10/25/33	381	372
Series 2003-RS11 Class AI6A 5.980% due 12/25/33	116	110
Residential Asset Securities Corp. Series 2003-KS2 Class MI1 4.800% due 04/25/33	120	71
Series 2003-KS2 Class MI3 6.100% due 04/25/33	46	6
Series 2003-KS4 Class AIIB 0.841% due 06/25/33 (Ê)	32	16
Series 2007-KS2 Class AI1 0.331% due 02/25/37 (Ê)	37	37
SG Mortgage Securities Trust Series 2006-OPT2 Class A3C 0.411% due 10/25/36 (Ê)	1,500	567
SLM Student Loan Trust Series 2008-2 Class A1 0.588% due 01/25/15 (Ê)	39	39
Series 2008-7 Class A2 0.788% due 10/25/17 (Ê)	2,800	2,803
Small Business Administration Participation Certificates Series 2005-20G Class 1 7.600% due 07/01/25	620	660
Soundview Home Equity Loan Trust Series 2005-OPT3 Class A4 0.561% due 11/25/35 (Ê)	586	557
Structured Asset Securities Corp. Series 2006-BC3 Class A2 0.311% due 10/25/36 (Ê)	11	11

		22,893

Corporate Bonds and Notes - 16.7%
Agilent Technologies, Inc. 5.500% due 09/14/15	300	326
Alcoa, Inc. 5.375% due 01/15/13	800	853
Allied Waste NA, Inc. Series B 7.125% due 05/15/16	90	95
Allstate Life Global Funding Trusts 5.375% due 04/30/13	200	218
Ally Financial, Inc. 7.500% due 12/31/13 (Ñ)	1,900	2,039
7.500% due 09/15/20 (Þ)	100	105
Series UNRE 7.000% due 02/01/12	400	414
Altria Group, Inc. 9.700% due 11/10/18	200	264
American Express Bank FSB Series BKNT 5.500% due 04/16/13	300	323
6.000% due 09/13/17	400	446
American Express Centurion Bank Series BKN1 6.000% due 09/13/17	400	446

Core Bond Fund	53

Russell Investment Funds

Core Bond Fund

Schedule of Investments, continued — December 31, 2010

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

American Express Co. 7.000% due 03/19/18	200	233
American General Finance Corp. 6.900% due 12/15/17	300	242
Series MTNI 4.875% due 07/15/12 (Ñ)	100	94
American International Group, Inc. 5.600% due 10/18/16	700	721
5.450% due 05/18/17	1,000	1,013
5.850% due 01/16/18	900	928
Amgen, Inc. 6.900% due 06/01/38	1,000	1,213
Anadarko Petroleum Corp. 6.375% due 09/15/17	250	272
Anheuser-Busch InBev Worldwide, Inc. 7.200% due 01/15/14 (Þ)	125	143
4.125% due 01/15/15	225	237
7.750% due 01/15/19 (Þ)	125	156
Appalachian Power Co. Series O 5.650% due 08/15/12	65	69
Arizona Public Service Co. 5.800% due 06/30/14 (Ñ)	100	110
6.250% due 08/01/16	75	84
AT&T, Inc. 4.950% due 01/15/13	200	214
5.500% due 02/01/18	200	222
6.300% due 01/15/38	900	949
6.400% due 05/15/38	175	186
BAC Capital Trust XV 1.096% due 06/01/56 (Ê)	375	233
Bank of America Corp. 5.625% due 10/14/16	115	119
6.000% due 09/01/17	335	351
5.750% due 12/01/17	140	146
5.625% due 07/01/20	175	178
5.875% due 01/05/21	225	233
Bank of America NA Series BKNT 0.582% due 06/15/16 (Ê)	200	179
6.100% due 06/15/17	175	183
BankAmerica Capital III Series* 0.859% due 01/15/27 (Ê)	350	249
Bear Stearns Cos. LLC (The) 6.950% due 08/10/12	600	655
7.250% due 02/01/18	445	527
Boardwalk Pipelines, LP 5.875% due 11/15/16	225	247
Boston Scientific Corp. 4.500% due 01/15/15	275	281
7.000% due 11/15/35	63	63
Burlington Northern Santa Fe LLC 6.875% due 12/01/27	25	29
6.750% due 03/15/29	10	11
Capital One Capital III 7.686% due 08/15/36	150	150

	Principal Amount ($) or Shares	Market Value $
Caterpillar Financial Services Corp. 4.850% due 12/07/12	100	107
Cellco Partnership / Verizon Wireless Capital LLC 5.250% due 02/01/12	700	733
8.500% due 11/15/18	175	229
CenterPoint Energy Resources Corp. 6.125% due 11/01/17	50	56
Chase Capital III Series C 0.846% due 03/01/27 (Ê)	295	233
CHS/Community Health Systems, Inc. 8.875% due 07/15/15	335	352
Chubb Corp. 6.375% due 03/29/67	175	182
CIT Group, Inc. (Ñ) 7.000% due 05/01/13	156	160
7.000% due 05/01/14	85	86
7.000% due 05/01/15	285	285
7.000% due 05/01/17	198	198
Series . 7.000% due 05/01/16	141	142
Citigroup Capital XXI 8.300% due 12/21/57	500	520
Citigroup, Inc. 5.500% due 08/27/12	200	212
5.625% due 08/27/12	200	210
5.500% due 04/11/13	700	745
5.850% due 07/02/13	100	108
2.286% due 08/13/13 (Ê)	100	102
6.375% due 08/12/14	150	166
5.000% due 09/15/14	400	414
4.700% due 05/29/15	50	52
5.850% due 08/02/16 (Ñ)	55	59
6.000% due 08/15/17	850	922
6.125% due 11/21/17	405	444
5.375% due 08/09/20 (Ñ)	250	260
6.125% due 08/25/36	300	287
6.875% due 03/05/38	600	666
8.125% due 07/15/39	165	210
Columbus Southern Power Co. Series C 5.500% due 03/01/13	10	11
Comcast Cable Communications Holdings, Inc. 9.455% due 11/15/22	100	138
Comcast Cable Holdings LLC 9.800% due 02/01/12 (Ñ)	180	196
Comcast Holdings Corp. 10.625% due 07/15/12	125	142
Continental Airlines 1999-1 Class A Pass Through Trust Series 991A 6.545% due 02/02/19	190	201
Continental Airlines 2007-1 Class A Pass Through Trust Series 071A 5.983% due 04/19/22	145	153

54	Core Bond Fund

Russell Investment Funds

Core Bond Fund

Schedule of Investments, continued — December 31, 2010

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

Continental Airlines 2009-1 Pass Through Trust 9.000% due 07/08/16	240	275
Countrywide Financial Corp. Series MTN 5.800% due 06/07/12 (Ñ)	100	105
COX Communications, Inc. 5.875% due 12/01/16 (Þ)	75	84
Credit Suisse USA, Inc. 5.500% due 08/15/13	45	49
DCP Midstream LLC 9.750% due 03/15/19 (Þ)	100	129
Dell, Inc. 4.700% due 04/15/13	400	429
Delta Air Lines, Inc. 9.500% due 09/15/14 (Ñ)(Þ)	382	416
Developers Diversified Realty Corp. 7.500% due 04/01/17	175	195
Discover Bank Series BKNT 8.700% due 11/18/19	250	294
DISH DBS Corp. 7.125% due 02/01/16	125	129
Dow Chemical Co. (The) 7.600% due 05/15/14	300	346
Dynegy Roseton / Danskammer Pass Through Trust Series B 7.670% due 11/08/16	700	658
Edison Mission Energy 7.000% due 05/15/17	675	535
El Paso Corp. Series GMTN 8.050% due 10/15/30 (Ñ)	200	203
El Paso Natural Gas Co. 7.500% due 11/15/26	100	110
El Paso Pipeline Partners Operating Co. LLC 6.500% due 04/01/20	75	79
Energy Transfer Partners, LP 5.950% due 02/01/15	300	329
Enterprise Products Operating LLC 6.650% due 04/15/18	125	143
Series A 8.375% due 08/01/66	100	107
Farmers Exchange Capital 7.050% due 07/15/28 (Þ)	500	483
7.200% due 07/15/48 (Þ)	300	272
Fifth Third Bancorp 8.250% due 03/01/38	1,100	1,266
Fifth Third Bank Series BKNT 0.394% due 05/17/13 (Ê)	250	240
First Niagara Financial Group, Inc. 6.750% due 03/19/20	125	130
Ford Motor Credit Co. LLC 7.500% due 08/01/12	1,000	1,063

	Principal Amount ($) or Shares	Market Value $
FPL Energy Wind Funding LLC 6.876% due 06/27/17 (Þ)	235	229
Freeport-McMoRan Copper & Gold, Inc. 8.375% due 04/01/17	300	332
General Electric Capital Corp. 1.184% due 05/22/13 (Ê)	75	75
5.900% due 05/13/14	350	387
5.625% due 05/01/18	230	251
4.375% due 09/16/20 (Ñ)	300	295
5.875% due 01/14/38	300	311
6.375% due 11/15/67	1,900	1,881
Series EMTN 0.595% due 03/20/14 (Ê)	400	380
General Electric Co. 5.250% due 12/06/17	250	270
Goldman Sachs Group, Inc. (The) 6.000% due 05/01/14	150	165
6.250% due 09/01/17	600	662
6.150% due 04/01/18	400	440
7.500% due 02/15/19	550	641
6.000% due 06/15/20 (Ñ)	285	308
6.750% due 10/01/37	800	818
Series MTNB 0.688% due 07/22/15 (Ê)	100	96
HCA, Inc. 8.500% due 04/15/19	300	329
7.875% due 02/15/20 (Ñ)	125	134
HCP, Inc. 6.700% due 01/30/18 (Ñ)	425	456
Health Care REIT, Inc. 4.700% due 09/15/17	400	399
4.950% due 01/15/21 (Ñ)	300	289
Healthcare Realty Trust, Inc. 6.500% due 01/17/17	700	755
Historic TW, Inc. 8.050% due 01/15/16	195	233
Hospira, Inc. 5.600% due 09/15/40	150	147
HSBC Bank USA 4.875% due 08/24/20	600	596
Indiantown Cogeneration, LP Series A-10 9.770% due 12/15/20	275	298
International Lease Finance Corp. 6.500% due 09/01/14 (Þ)	720	763
6.750% due 09/01/16 (Þ)	100	107
International Paper Co. 7.950% due 06/15/18	75	89
JP Morgan Chase Capital XIII Series M 1.253% due 09/30/34 (Ê)	480	380
JP Morgan Chase Capital XX Series T 6.550% due 09/29/36	200	201
JP Morgan Chase Capital XXIII 1.286% due 05/15/47 (Ê)	545	420

Core Bond Fund	55

Russell Investment Funds

Core Bond Fund

Schedule of Investments, continued — December 31, 2010

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

JPMorgan Chase & Co. 5.375% due 01/15/14	170	185
6.000% due 01/15/18	200	223
4.250% due 10/15/20 (Ñ)	300	293
Series 1 7.900% due 04/29/49 (Æ)(ƒ)	300	319
JPMorgan Chase Bank NA Series BKNT 5.875% due 06/13/16 (Ñ)	70	77
6.000% due 10/01/17	570	631
JPMorgan Chase Capital XXI Series U 1.236% due 02/02/37 (Ê)(Ñ)	335	259
KCP&L Greater Missouri Operations Co. 11.875% due 07/01/12	640	726
Kinder Morgan Energy Partners, LP 5.950% due 02/15/18	700	771
Kraft Foods, Inc. 6.125% due 02/01/18	200	228
6.125% due 08/23/18	125	143
6.500% due 02/09/40	175	196
L-3 Communications Corp. Series B 6.375% due 10/15/15	125	129
Lehman Brothers Holdings, Inc. 5.625% due 01/24/13 (Ø)	200	49
6.200% due 09/26/14 (Ø)	200	46
Liberty Property, LP 4.750% due 10/01/20 (Ñ)	275	272
Life Technologies Corp. 6.000% due 03/01/20	145	155
5.000% due 01/15/21	275	272
Manufacturers & Traders Trust Co. 5.585% due 12/28/20	84	80
MBNA Capital B Series B 1.087% due 02/01/27 (Ê)	985	687
MBNA Corp. 6.125% due 03/01/13	200	215
Merrill Lynch & Co., Inc. 6.050% due 08/15/12	100	106
6.050% due 05/16/16	300	309
6.400% due 08/28/17	325	343
6.875% due 04/25/18	500	547
MetLife, Inc. 4.750% due 02/08/21	350	357
6.400% due 12/15/36	100	94
Metropolitan Life Global Funding I 5.125% due 06/10/14 (Þ)	200	218
Mirant Mid Atlantic Pass Through Trust A Series A 8.625% due 06/30/12	150	155
Mirant Mid Atlantic Pass Through Trust B Series B 9.125% due 06/30/17	282	303
Morgan Stanley 0.739% due 10/18/16 (Ê)(Ñ)	435	402

	Principal Amount ($) or Shares	Market Value $
5.450% due 01/09/17	225	233
6.250% due 08/28/17 (Ñ)	600	647
5.950% due 12/28/17	125	132
6.625% due 04/01/18	450	488
5.500% due 07/24/20 (Ñ)	425	429
Series GMTN 2.786% due 05/14/13 (Ê)	200	207
National City Bank Series BKNT 0.673% due 06/07/17 (Ê)	700	631
NBC Universal, Inc. 4.375% due 04/01/21 (Þ)	300	291
Nevada Power Co. Series L 5.875% due 01/15/15	100	112
News America Holdings, Inc. 8.250% due 10/17/96	20	24
NGPL PipeCo LLC 6.514% due 12/15/12 (Ñ)(Þ)	200	216
Nisource Finance Corp. 6.400% due 03/15/18	145	161
6.125% due 03/01/22	335	361
Oncor Electric Delivery Co. LLC 6.800% due 09/01/18	550	644
Panhandle Eastern Pipeline Co., LP 8.125% due 06/01/19	450	519
Philip Morris International, Inc. 6.375% due 05/16/38	100	116
PNC Bank NA Series BKNT 6.875% due 04/01/18	175	200
Progress Energy, Inc. 5.625% due 01/15/16 (Ñ)	40	45
7.050% due 03/15/19	200	237
ProLogis 1.875% due 11/15/37 (Ñ)	150	148
Prudential Financial, Inc. 3.875% due 01/14/15	375	387
4.500% due 11/15/20	100	98
Prudential Holdings LLC 8.695% due 12/18/23 (Þ)	550	655
Public Service Co. of New Mexico 7.950% due 05/15/18	260	292
Puget Sound Energy, Inc. Series A 6.974% due 06/01/67	125	123
Pulte Group, Inc. 5.250% due 01/15/14	1,000	985
Qwest Corp. 7.625% due 06/15/15	100	113
8.375% due 05/01/16 (Ñ)	175	207
Reinsurance Group of America, Inc. 6.750% due 12/15/65	75	69
Reliant Energy Mid-Atlantic Power Holdings LLC Series B 9.237% due 07/02/17	299	323

56	Core Bond Fund

Russell Investment Funds

Core Bond Fund

Schedule of Investments, continued — December 31, 2010

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

Rensselaer Polytechnic Institute 5.600% due 09/01/20	325	335
Sabine Pass LNG, LP 7.250% due 11/30/13	730	710
7.500% due 11/30/16 (Ñ)	65	61
Series 144a 7.500% due 11/30/16 (Å)	380	356
Simon Property Group, LP 6.100% due 05/01/16	130	146
5.650% due 02/01/20	275	297
4.375% due 03/01/21	100	99
SLM Corp. Series MTNA 5.000% due 04/15/15	1,800	1,734
Southern Union Co. 7.200% due 11/01/66	740	682
Sprint Capital Corp. 8.375% due 03/15/12	125	132
State Street Capital Trust III 8.250% due 01/29/49 (ƒ)(Ñ)	200	203
Symetra Financial Corp. 6.125% due 04/01/16 (Å)	150	151
Target Corp. 5.125% due 01/15/13	400	433
Tennessee Gas Pipeline Co. 8.000% due 02/01/16	200	232
7.500% due 04/01/17	75	86
8.375% due 06/15/32	100	118
Time Warner, Inc. 5.875% due 11/15/16	400	451
Transatlantic Holdings, Inc. 8.000% due 11/30/39	150	154
TransDigm, Inc. 7.750% due 12/15/18 (Å)(Ñ)	250	259
UAL 2009-1 Pass Through Trust 10.400% due 11/01/16	94	109
Union Electric Co. 6.400% due 06/15/17	205	232
Union Pacific Corp. 5.700% due 08/15/18	400	449
UnitedHealth Group, Inc. 4.875% due 02/15/13	200	213
6.000% due 06/15/17	3	3
6.500% due 06/15/37	45	50
Valero Energy Corp. 9.375% due 03/15/19	450	559
6.125% due 02/01/20	100	106
Wachovia Corp. 5.625% due 10/15/16	100	109
5.750% due 02/01/18 (Ñ)	500	555
WCI Finance LLC / WEA Finance LLC 5.400% due 10/01/12 (Þ)	75	80
WEA Finance LLC / WT Finance Aust Pty, Ltd. 7.500% due 06/02/14 (Þ)	205	233
6.750% due 09/02/19 (Þ)	95	106

	Principal Amount ($) or Shares	Market Value $
Wells Fargo & Co. 5.625% due 12/11/17	300	332
Series K 7.980% due 03/29/49 (ƒ)	3,300	3,483
Whirlpool Corp. 8.000% due 05/01/12 (Ñ)	25	27
8.600% due 05/01/14	75	86
Williams Cos., Inc. (The) 7.875% due 09/01/21	416	491
8.750% due 03/15/32 (Ñ)	175	214
Windstream Corp. Series WI 8.625% due 08/01/16	125	132
ZFS Finance USA Trust II 6.450% due 12/15/65 (Þ)	300	295

		79,022

International Debt - 9.2%
Achmea Hypotheekbank NV 3.200% due 11/03/14 (Þ)	900	936
AK Transneft OJSC Via TransCapitalInvest, Ltd. 8.700% due 08/07/18 (Þ)	100	124
Anglo American Capital PLC 9.375% due 04/08/14 (Þ)	100	120
9.375% due 04/08/19 (Þ)	100	135
ANZ National International, Ltd. 6.200% due 07/19/13 (Þ)	600	660
ArcelorMittal 6.125% due 06/01/18	175	186
ARES CLO Funds Series 2003-7A Class A1B 0.836% due 05/08/15 (Å)(Ê)	384	371
Series 2005-10A Class A3 0.544% due 09/18/17 (Å)(Ê)	635	597
Arkle Master Issuer PLC Series 2010-2A Class 1A1 1.684% due 05/17/60 (Ê)(Þ)	600	599
Armstrong Loan Funding, Ltd. Series 2008-1A Class A 0.837% due 08/01/16 (Å)(Ê)	306	303
AstraZeneca PLC 5.900% due 09/15/17	100	116
AWAS Aviation Capital, Ltd. 7.000% due 10/15/16 (Å)	365	362
Bank of Montreal 2.850% due 06/09/15 (Ñ)(Þ)	100	102
Barclays Bank PLC 5.450% due 09/12/12	1,300	1,392
6.050% due 12/04/17 (Þ)	200	205
BAT International Finance PLC 9.500% due 11/15/18 (Þ)	150	197
BBVA Bancomer SA 7.250% due 04/22/20 (Þ)	300	317
Black Diamond CLO, Ltd. Series 2007-1A Class AD 0.538% due 04/29/19 (Ê)(Þ)	750	677

Core Bond Fund	57

Russell Investment Funds

Core Bond Fund

Schedule of Investments, continued — December 31, 2010

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

BM&FBovespa SA 5.500% due 07/16/20 (Þ)	100	102
BNP Paribas 5.186% due 06/29/49 (ƒ)(Þ)	300	273
Bolivarian Republic of Venezuela 8.250% due 10/13/24	60	39
BP Capital Markets PLC 5.250% due 11/07/13	175	190
3.875% due 03/10/15	150	155
4.500% due 10/01/20	150	150
BRFkredit AS 2.050% due 04/15/13 (Þ)	1,200	1,219
Canadian Natural Resources, Ltd. 5.150% due 02/01/13	100	108
Chatham Light CLO, Ltd. Series 2005-2A Class A1 0.536% due 08/03/19 (Å)(Ê)	495	463
Cie de Financement Foncier 1.625% due 07/23/12 (Ñ)(Þ)	500	502
2.125% due 04/22/13 (Þ)	200	202
Corp. Nacional del Cobre de Chile 7.500% due 01/15/19 (Þ)	200	243
Covidien International Finance SA 4.200% due 06/15/20	175	175
Credit Agricole SA 8.375% due 10/29/49 (ƒ)(Þ)	150	154
Credit Suisse NY 6.000% due 02/15/18 (Ñ)	770	826
CSN Islands XI Corp. 6.875% due 09/21/19 (Ñ)(Þ)	200	216
Danske Bank A/S 2.500% due 05/10/12 (Þ)	500	512
Deutsche Bank AG 6.000% due 09/01/17	600	672
Dexia Credit Local SA 0.768% due 04/29/14 (Ê)(Þ)	500	498
DnB NOR Boligkreditt 2.100% due 10/14/15 (Ñ)(Þ)	500	475
Dolphin Energy, Ltd. 5.888% due 06/15/19 (Þ)	120	128
Electricite De France 5.500% due 01/26/14 (Þ)	200	220
6.500% due 01/26/19 (Þ)	200	233
6.950% due 01/26/39 (Þ)	200	237
Endurance Specialty Holdings, Ltd. 6.150% due 10/15/15	100	105
Enel Finance International SA 6.250% due 09/15/17 (Þ)	300	328
5.125% due 10/07/19 (Ñ)(Þ)	175	173
Export-Import Bank of Korea 5.875% due 01/14/15	700	758
FIH Erhvervsbank A/S 2.450% due 08/17/12 (Ñ)(Þ)	500	513
Gazprom International SA for Gazprom Series regs 7.201% due 02/01/20	58	62

	Principal Amount ($) or Shares	Market Value $
Gazprom Via Gaz Capital SA Series REGS 9.250% due 04/23/19	110	135
HBOS PLC Series GMTN 6.750% due 05/21/18 (Þ)	825	772
Holmes Master Issuer PLC Series 2010-1A Class A2 1.671% due 10/15/54 (Ê)(Þ)	300	300
HSBC Bank USA Series CLN Zero coupon due 08/15/40	590	734
HSBC Holdings PLC
6.500% due 05/02/36	100	104
6.500% due 09/15/37	100	105
Indian Oil Corp., Ltd. 4.750% due 01/22/15	400	412
ING Bank NV 2.500% due 01/14/16 (Å)	600	585
Israel Government AID Bond 5.500% due 09/18/33	400	444
Korea Electric Power Corp. 5.125% due 04/23/34 (Þ)	60	63
LeasePlan Corp. NV 3.000% due 05/07/12 (Þ)	400	411
Lloyds TSB Bank PLC 6.500% due 09/14/20 (Þ)	200	184
Macquarie Bank, Ltd. 3.300% due 07/17/14 (Þ)	1,000	1,056
Majapahit Holding BV Series REGS 7.750% due 10/17/16	100	116
Mexico Government International Bond 6.050% due 01/11/40	260	266
Monument Park CDO, Ltd. Series 2004-1A Class A1 0.839% due 01/20/16 (Ê)(Þ)	628	607
Morgan Stanley Bank AG for OAO Gazprom Series REGS 9.625% due 03/01/13	900	1,020
MUFG Capital Finance 1, Ltd. 6.346% due 07/29/49 (ƒ)	200	202
National Australia Bank, Ltd. 5.350% due 06/12/13 (Ñ)(Þ)	800	867
Nexen, Inc. 7.500% due 07/30/39	125	136
Noble Group, Ltd. 6.750% due 01/29/20 (Þ)	100	111
North American Development Bank 4.375% due 02/11/20	400	412
Peruvian Government International Bond 5.625% due 11/18/50	40	37
Petrobras International Finance Co. - Pifco 7.875% due 03/15/19	800	946
Petro-Canada 6.050% due 05/15/18	100	114
Petroleos Mexicanos 8.000% due 05/03/19	320	386

58	Core Bond Fund

Russell Investment Funds

Core Bond Fund

Schedule of Investments, continued — December 31, 2010

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

Qatar Government International Bond 5.250% due 01/20/20 (Þ)	520	549
Ras Laffan Liquefied Natural Gas Co., Ltd. III 5.838% due 09/30/27 (Å)	250	258
Series REGS 6.750% due 09/30/19	300	346
Republic of Venezuela 7.750% due 10/13/19	60	41
Resona Bank, Ltd. 5.850% due 09/29/49 (ƒ)(Þ)	100	100
Royal Bank of Scotland Group PLC 6.990% due 10/29/49 (ƒ)(Þ)	300	231
Series 1 9.118% due 03/31/49 (ƒ)	300	296
Royal Bank of Scotland PLC (The) 1.500% due 03/30/12 (Þ)	1,200	1,209
2.625% due 05/11/12 (Þ)	300	307
4.875% due 08/25/14 (Þ)	1,000	1,024
5.625% due 08/24/20 (Ñ)	200	199
Russia Government International Bond Series REGS 7.500% due 03/31/30	107	124
RZD Capital, Ltd. 5.739% due 04/03/17	500	520
Santander US Debt SA Unipersonal 2.991% due 10/07/13 (Þ)	400	389
Silverstone Master Issuer PLC Series 2010-1A Class A1 1.684% due 01/21/55 (Ê)(Þ)	500	501
SLM Corp. 1.044% due 06/17/13 (Ê)	150	178
Sparebanken 1 Boligkreditt 1.250% due 10/25/13 (Þ)	1,000	993
Stadshypotek AB 1.450% due 09/30/13 (Þ)	800	799
State of Qatar 5.150% due 04/09/14	100	107
Suncor Energy, Inc. 6.100% due 06/01/18	100	115
Swedbank AB
2.800% due 02/10/12 (Þ)	100	102
2.900% due 01/14/13 (Þ)	100	103
Swedish Housing Finance Corp. 3.125% due 03/23/12 (Þ)	1,000	1,027
Teck Resources, Ltd. 10.750% due 05/15/19	200	260
Telecom Italia Capital SA 7.200% due 07/18/36	225	211
Telemar Norte Leste SA 5.500% due 10/23/20 (Þ)	125	120
TransCanada PipeLines, Ltd. 6.350% due 05/15/67	225	222
Transocean, Inc.
4.950% due 11/15/15	75	78
6.500% due 11/15/20	300	319

	Principal Amount ($) or Shares	Market Value $
UBS AG 5.850% due 12/31/17 (Å)	270	123
Series DPNT
5.875% due 12/20/17	400	440
5.750% due 04/25/18	100	109
Vale Overseas, Ltd. 5.625% due 09/15/19	400	426
Venezuela Government International Bond 5.750% due 02/26/16	150	106
Vivendi SA 5.750% due 04/04/13 (Þ)	400	431
Wells Fargo & Co. 0.933% due 03/23/16	400	507
Westpac Banking Corp.
1.900% due 12/14/12 (Þ)	800	814
3.585% due 08/14/14 (Þ)	700	746
WG Horizons CLO Series 2006-1A Class A 1 0.552% due 05/24/19 (Ê)(Þ)	800	730
White Nights Gazprom
10.500% due 03/08/14	200	239
10.500% due 03/25/14	300	358

		43,612

Loan Agreements - 0.2%
Adam Aircraft Industries, Term Loan 15.290% due 05/01/12 (Å)(ø)	49	—
CIT Group, Inc. Term Loan 36.250% due 08/11/15	500	510
HCA, Inc. Term Loan A 1.553% due 11/17/12 (Ê)	507	501

		1,011

Mortgage-Backed Securities - 45.4%
ABN Amro Mortgage Corp. Series 2003-13 Class A 35.500% due 01/25/34	1,909	1,806
Adjustable Rate Mortgage Trust Series 2004-5 Class 2A 12.879% due 04/25/35	51	45
American Home Mortgage Assets Series 2007-4 Class A 20.451% due 08/25/37 (Ê)	1,009	728
American Home Mortgage Investment Trust Series 2004-4 Class 4A 2.261% due 02/25/45 (Ê)	72	64
Banc of America Commercial Mortgage, Inc. Series 2002-PB2 Class A 46.186% due 06/11/35	533	552
Series 2005-2 Class A 44.783% due 07/10/43	316	328
Series 2006-1 Class A 45.372% due 09/10/45	280	300
Series 2006-2 Class A 45.740% due 05/10/45	200	219

Core Bond Fund	59

Russell Investment Funds

Core Bond Fund

Schedule of Investments, continued — December 31, 2010

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

Series 2006-4 Class A 4 5.634% due 07/10/46	500	536
Banc of America Funding Corp. Series 2005-D Class A1 2.861% due 05/25/35 (Ê)	85	82
Series 2006-3 Class 5A 8 5.500% due 03/25/36	475	433
Series 2006-A Class 4A1 5.472% due 02/20/36 (Ê)	353	294
Series 2006-I Class 5A 1 6.079% due 10/20/46 (Ê)	1,345	1,191
Banc of America Mortgage Securities, Inc. Series 2004-1 Class 5A 1 6.500% due 09/25/33	6	6
Series 2004-11 Class 2A 1 5.750% due 01/25/35	213	220
Series 2005-H Class 2A5 3.184% due 09/25/35 (Ê)	220	177
Series 2006-B Class 1A 1 3.197% due 10/20/46 (Ê)	69	41
Bear Stearns Adjustable Rate Mortgage Trust Series 2003-1 Class 6A1 2.850% due 04/25/33 (Ê)	25	24
Series 2003-8 Class 4A1 3.113% due 01/25/34 (Ê)	73	69
Series 2004-9 Class 22A1 3.609% due 11/25/34 (Ê)	47	46
Series 2005-2 Class A1 2.730% due 03/25/35 (Ê)	773	734
Series 2007-3 Class 1A1 5.326% due 05/25/47 (Ê)	277	208
Bear Stearns Alt-A Trust Series 2005-4 Class 23A1 2.875% due 05/25/35 (Ê)	164	128
Series 2005-7 Class 22A1 2.955% due 09/25/35 (Ê)	398	302
Citigroup Mortgage Loan Trust, Inc. Series 2005-11 Class A2A 2.680% due 12/25/35 (Ê)	49	47
Series 2006-AR7 Class 1A4A 5.536% due 11/25/36 (Ê)	633	477
Series 2007-AR8 Class 2A1A 5.781% due 07/25/37 (Ê)	823	602
Citigroup/Deutsche Bank Commercial Mortgage Trust Series 2005-CD1 Class A4 5.222% due 07/15/44	340	366
Series 2006-CD3 Class A5 5.617% due 10/15/48	190	204
Commercial Mortgage Pass Through Certificates Series 2006-C8 Class A4 5.306% due 12/10/46	200	209
Series 2007-C9 Class A4 5.815% due 12/10/49	360	387

	Principal Amount ($) or Shares	Market Value $
Countrywide Alternative Loan Trust Series 2005-32T1 Class A7 0.511% due 08/25/35 (Ê)	39	37
Series 2005-48T1 Class A6 5.500% due 11/25/35	897	664
Series 2006-36T2 Class 1A9 1.161% due 12/25/36 (Ê)	288	157
Series 2006-OA16 Class A2 0.451% due 10/25/46 (Ê)	1,596	1,017
Series 2006-OA19 Class A1 0.441% due 02/20/47 (Ê)	681	394
Series 2007-15CB Class A5 5.750% due 07/25/37	683	498
Series 2007-J2 Class 2A1 6.000% due 07/25/37	190	152
Series 2007-OA11 Class A1A 1.708% due 11/25/47 (Ê)	896	495
Countrywide Home Loan Mortgage Pass Through Trust Series 2003-52 Class A1 2.833% due 02/19/34 (Ê)	111	96
Series 2004-22 Class A3 3.121% due 11/25/34 (Ê)	155	124
Series 2004-HYB9 Class 1A1 2.920% due 02/20/35 (Ê)	256	221
Series 2005-1 Class 2A1 0.551% due 03/25/35 (Ê)	1,508	842
Series 2005-3 Class 1A2 0.551% due 04/25/35 (Ê)	23	15
Series 2005-HYB9 Class 3A2A 3.017% due 02/20/36 (Ê)	48	39
Series 2007-1 Class A1 6.000% due 03/25/37	1,390	1,183
Series 2007-2 Class A2 6.000% due 03/25/37	2,100	1,808
Series 2007-4 Class 1A10 6.000% due 05/25/37	2,000	1,632
Series 2007-HY1 Class 1A2 5.517% due 04/25/37 (Ê)	64	9
Credit Suisse First Boston Mortgage Securities Corp. Series 2005-9 Class 2A1 5.500% due 10/25/35	335	291
Credit Suisse Mortgage Capital Certificates Series 2006-8 Class 4A1 6.500% due 10/25/21	473	360
Series 2006-C2 Class A3 5.659% due 03/15/39	100	105
Deutsche ALT-A Securities, Inc. Alternate Loan Trust Series 2005-AR1 Class 2A3 2.021% due 08/25/35 (Ê)	465	251
Series 2007-OA1 Class A1 0.411% due 02/25/47 (Ê)	2,253	1,232
Series 2007-OA2 Class A1 1.098% due 04/25/47 (Ê)	1,240	738

60	Core Bond Fund

Russell Investment Funds

Core Bond Fund

Schedule of Investments, continued — December 31, 2010

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

Fannie Mae
2.896% due 2017 (Ê)	27	27
6.000% due 2017	29	32
4.000% due 2018	422	440
4.500% due 2018	114	122
6.000% due 2019	218	237
5.500% due 2020	94	101
6.000% due 2020	269	292
5.500% due 2021	185	199
5.500% due 2022	243	261
5.500% due 2023	226	245
4.500% due 2025	1,267	1,341
6.000% due 2026	452	491
6.000% due 2027	246	267
6.000% due 2028	18	20
6.000% due 2032	252	278
5.000% due 2033	102	108
5.500% due 2033	16	18
6.000% due 2033	13	14
5.000% due 2034	788	834
5.500% due 2034	613	662
5.500% due 2035	6	6
3.865% due 2036 (Ê)	271	270
5.500% due 2037	880	942
6.000% due 2037	596	653
6.500% due 2037	9,795	10,893
5.500% due 2038	4,303	4,627
6.000% due 2038	1,168	1,283
4.500% due 2039	2,694	2,779
4.000% due 2040	7,137	7,111
4.500% due 2040	4,848	4,985
15 Year TBA(Ï)
3.000%	4,000	3,909
3.500%	1,865	1,878
4.000%	2,000	2,060
30 Year TBA(Ï)
4.000%	1,000	995
4.500%	25,000	25,658
5.000%	2,000	2,103
5.500%	7,000	7,489
Series 2003-343 Class 6 Interest Only STRIP 5.000% due 10/01/33	149	27
Series 2003-345 Class 18 Interest Only STRIP 4.500% due 12/01/18	370	40
Series 2003-345 Class 19 Interest Only STRIP 4.500% due 01/01/19	409	44
Series 2005-365 Class 12 Interest Only STRIP 5.500% due 12/01/35	573	94
Series 2006-369 Class 8 Interest Only STRIP 5.500% due 04/01/36	105	18
Fannie Mae REMICS
Series 1999-56 Class Z 7.000% due 12/18/29	63	71

	Principal Amount ($) or Shares	Market Value $
Series 2003-32 Class FH 0.661% due 11/25/22 (Ê)	126	126
Series 2003-35 Class FY 0.661% due 05/25/18 (Ê)	199	200
Series 2006-27 Class SH Interest Only STRIP 6.439% due 04/25/36 (Ê)	3,078	444
Series 2006-48 Class LG Zero coupon due 06/25/36	12	11
Series 2007-30 Class AF 0.571% due 04/25/37 (Ê)	105	105
Series 2010-95 Class S Interest Only STRIP 6.339% due 09/25/40 (Ê)	3,125	514
Fannie Mae Whole Loan
Series 2003-W1 Class 1A1 6.465% due 12/25/42	29	33
Federal Home Loan Mortgage Corp. Structured Pass Through Securities Series 2005-63 Class 1A1 1.542% due 02/25/45 (Ê)	23	22
Freddie Mac
6.000% due 2016	12	13
5.000% due 2018	173	184
5.000% due 2019	337	360
5.000% due 2020	308	329
3.500% due 2025	1,500	1,511
2.813% due 2030 (Ê)	1	1
5.000% due 2035	1,072	1,130
5.293% due 2037 (Ê)	235	249
5.500% due 2037	1,018	1,079
6.000% due 2037	924	1,020
5.500% due 2038	4,082	4,412
6.000% due 2038	2,677	2,945
4.500% due 2039	3,020	3,121
6.000% due 2039	94	104
4.500% due 2040	1,871	1,919
5.500% due 2040	928	990
15 Year TBA (Ï)
3.500%	8,110	8,158
30 Year TBA (Ï)
4.000%	3,000	2,978
5.000%	3,000	3,146
5.500%	3,000	3,197
Freddie Mac REMICS Series 2000-2266 Class F 0.710% due 11/15/30 (Ê)	9	9
Series 2005-3019 Class IM Interest Only STRIP 5.500% due 01/15/31	55	2
Series 2007-3335 Class BF 0.410% due 07/15/19 (Ê)	148	148
Series 2007-3335 Class FT 0.410% due 08/15/19 (Ê)	307	306
Ginnie Mae I
3.950% due 2025	100	100
6.000% due 2029	7	8

Core Bond Fund	61

Russell Investment Funds

Core Bond Fund

Schedule of Investments, continued — December 31, 2010

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

6.500% due 2037	537	606
6.500% due 2038	1,928	2,177
4.500% due 2039	1,814	1,887
5.500% due 2039	162	176
6.500% due 2039	747	843
30 Year TBA (Ï)
3.500%	3,000	2,888
4.000%	3,755	3,780
Ginnie Mae II
3.375% due 2026 (Ê)	117	121
2.625% due 2027 (Ê)	8	8
2.750% due 2032 (Ê)	43	44
30 Year TBA(Ï)
4.000%	4,840	4,833
5.000%	1,000	1,063
Goldman Sachs Mortgage Securities Corp. II Series 2007-GG10 Class A4 5.807% due 08/10/45	500	523
Government National Mortgage Association Series 2000-29 Class F 0.761% due 09/20/30 (Ê)	13	13
Interest Only STRIP 6.539% due 05/16/37 (Ê)	2,923	435
Series 2010-116 Class MP 3.500% due 09/16/40	2,094	2,094
Greenwich Capital Commercial Funding Corp. Series 2002-C1 Class A4 4.948% due 01/11/35	685	717
Series 2004-GG1 Class A7 5.317% due 06/10/36	465	502
Series 2006-GG7 Class A4 5.883% due 07/10/38 (Ê)	1,105	1,206
Series 2007-GG9 Class A4 5.444% due 03/10/39	1,115	1,175
GS Mortgage Securities Corp. II Series 2006-GG6 Class A4 5.553% due 04/10/38	320	344
Series 2006-GG8 Class AAB 5.535% due 11/10/39	200	212
GSR Mortgage Loan Trust Series 2005-AR7 Class 6A1 5.193% due 11/25/35 (Ê)	160	156
Series 2006-2F Class 3A3 6.000% due 02/25/36	812	652
Series 2006-3F Class 2A3 5.750% due 03/25/36	385	340
Series 2006-8F Class 4A17 6.000% due 09/25/36	543	467
Series 2007-AR1 Class 1A1 3.013% due 03/25/37 (Ê)	1,708	1,081
Series 2007-AR2 Class 2A1 3.276% due 05/25/47 (Ê)	1,006	763
Harborview Mortgage Loan Trust Series 2005-3 Class 2A1A 0.501% due 06/19/35 (Ê)	1,404	951
Series 2005-4 Class 3A1 2.960% due 07/19/35	122	97

	Principal Amount ($) or Shares	Market Value $
Indymac Index Mortgage Loan Trust Series 2005-AR15 Class A1 5.047% due 09/25/35	512	426
Series 2006-AR35 Class 2A1A 0.431% due 01/25/37 (Ê)	544	292
Series 2007-AR5 Class 1A1 5.086% due 05/25/37	632	317
JP Morgan Chase Commercial Mortgage Securities Corp. Series 2001-CIB3 Class A3 6.465% due 11/15/35 (Ê)	646	664
Series 2004-LN2 Class A1 4.475% due 07/15/41 (Ê)	231	236
Series 2005-LDP4 Class A3A1 4.871% due 10/15/42 (Ê)	185	187
Series 2005-LDP4 Class A4 4.918% due 10/15/42 (Ê)	325	344
Series 2005-LDP5 Class A4 5.203% due 12/15/44 (Ê)	390	420
Series 2006-CB16 Class A4 5.552% due 05/12/45 (Ê)	220	235
Series 2006-LDP7 Class A4 5.872% due 04/15/45 (Ê)	650	711
Series 2006-LDP8 Class A3B 5.447% due 05/15/45 (Ê)	250	261
Series 2006-LDP8 Class A4 5.399% due 05/15/45 (Ê)	290	309
Series 2007-CB18 Class A4 5.440% due 06/12/47 (Ê)	1,200	1,258
Series 2007-CB19 Class A4 5.742% due 02/12/49 (Ê)	340	361
Series 2007-LD12 Class A4 5.882% due 02/15/51 (Ê)	100	106
Series 2007-LDPX Class A3 5.420% due 01/15/49 (Ê)	700	728
JP Morgan Mortgage Trust Series 2005-A1 Class 6T1 5.036% due 02/25/35 (Ê)	60	60
Series 2005-A5 Class TA1 5.415% due 08/25/35	562	551
Series 2005-S3 Class 1A2
5.750% due 01/25/36	95	86
Series 2007-A1 Class 2A2 3.102% due 07/25/35 (Ê)	406	377
Series 2007-A4 Class 3A1 5.885% due 06/25/37	2,182	1,900
Series 2007-S3 Class 1A8 6.000% due 08/25/37	1,401	1,339
LB-UBS Commercial Mortgage Trust Series 2006-C1 Class A4 5.156% due 02/15/31	1,500	1,602
Lehman Mortgage Trust Series 2005-3 Class 1A3 5.500% due 01/25/36	258	211
Series 2006-8 Class 2A1 0.681% due 12/25/36 (Ê)	639	363
Series 2007-8 Class 3A1 7.250% due 09/25/37	797	438

62	Core Bond Fund

Russell Investment Funds

Core Bond Fund

Schedule of Investments, continued — December 31, 2010

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

Lehman XS Trust Series 2007-7N Class 1A2 0.501% due 06/25/47 (Ê)	785	425
MASTR Alternative Loans Trust Series 2003-4 Class B1 5.738% due 06/25/33	147	99
Series 2004-10 Class 5A6 5.750% due 09/25/34	152	152
Mellon Residential Funding Corp. Series 2000-TBC2 Class A1 0.740% due 06/15/30 (Ê)	108	105
Merrill Lynch Floating Trust Series 2006-1 Class A 1 0.330% due 06/15/22 (Ê)(Þ)	405	393
Merrill Lynch Mortgage Investors, Inc. Series 2005-A10 Class A 0.471% due 02/25/36 (Ê)	83	63
Merrill Lynch/Countrywide Commercial Mortgage Trust Series 2007-6 Class A4 5.485% due 03/12/51	100	102
MLCC Mortgage Investors, Inc. Series 2005-3 Class 5A 0.511% due 11/25/35 (Ê)	49	44
Morgan Stanley Capital I Series 2005-HQ6 Class A4A 4.989% due 08/13/42	740	784
Series 2005-IQ10 Class AAB 5.178% due 09/15/42	407	427
Series 2006-HQ9 Class A4 5.731% due 07/12/44	295	320
Series 2006-HQ10 Class A4 5.328% due 11/12/41	130	138
Series 2007-T27 Class A4 5.648% due 06/11/42	675	733
NCUA Guaranteed Notes Series 2010-C1 Class APT 2.650% due 10/29/20	498	484
Series 2010-R1 Class 1A 0.715% due 10/07/20 (Ê)	1,572	1,570
Series 2010-R2 Class 1A 0.635% due 11/06/17 (Ê)	1,591	1,591
Series 2010-R2 Class 2A 0.735% due 11/05/20 (Ê)	806	801
Prime Mortgage Trust Series 2004-CL1 Class 1A2 0.661% due 02/25/34 (Ê)	19	17
Residential Accredit Loans, Inc. Series 2005-QO5 Class A1 1.328% due 01/25/46 (Ê)	1,708	981
Series 2005-QS13 Class 2A3 5.750% due 09/25/35	386	338
Series 2007-QO4 Class A1 0.461% due 05/25/47 (Ê)	1,383	811
Residential Asset Securitization Trust Series 2003-A15 Class 1A2 0.711% due 02/25/34 (Ê)	151	140

	Principal Amount ($) or Shares	Market Value $
Series 2005-A10 Class A3 5.500% due 09/25/35	319	269
Series 2006-A9CB Class A6 6.000% due 09/25/36	259	156
Residential Funding Mortgage Securities I Series 2005-SA4 Class 2A1 3.212% due 09/25/35 (Ê)	440	352
Series 2006-SA4 Class 2A1 6.092% due 11/25/36 (Ê)	281	208
Sequoia Mortgage Trust Series 2001-5 Class A 0.611% due 10/19/26 (Ê)	46	39
Structured Adjustable Rate Mortgage Loan Trust Series 2004-12 Class 3A2 2.716% due 09/25/34 (Ê)	48	41
Series 2004-16 Class 3A1 2.736% due 11/25/34 (Ê)	187	161
Series 2006-12 Class 2A1 5.605% due 01/25/37	620	481
Structured Asset Mortgage Investments, Inc. Series 2005-AR5 Class A3 0.511% due 07/19/35 (Ê)	138	128
Series 2006-AR2 Class A1 0.491% due 02/25/36 (Ê)	446	290
Series 2006-AR8 Class A1A 0.461% due 10/25/36 (Ê)	623	403
Structured Asset Securities Corp. Series 2003-34A Class 5A4 2.650% due 11/25/33 (Ê)	733	712
Suntrust Adjustable Rate Mortgage Loan Trust Series 2007-2 Class 3A3 5.612% due 04/25/37 (Ê)	3,044	2,586
Thornburg Mortgage Securities Trust Series 2006-5 Class A1 0.381% due 10/25/46 (Ê)	752	745
Series 2006-6 Class A1 0.371% due 11/25/46 (Ê)	76	75
Wachovia Bank Commercial Mortgage Trust Series 2005-C21 Class A4 5.204% due 10/15/44	1,000	1,081
Series 2006-C27 Class A3 5.765% due 07/15/45	700	753
Washington Mutual Alternative Mortgage Pass-Through Certificates Series 2007-OA1 Class 2A 1.043% due 12/25/46 (Ê)	585	278
Washington Mutual Mortgage Pass Through Certificates Series 2005-AR6 Class B3 0.921% due 04/25/45 (Å)(Ê)	189	10
Series 2005-AR13 Class A1A1 0.551% due 10/25/45 (Ê)	28	23
Series 2005-AR17 Class A1A1 0.531% due 12/25/45 (Ê)	332	283
Series 2006-AR2 Class 1A1 4.991% due 03/25/37 (Ê)	475	386

Core Bond Fund	63

Russell Investment Funds

Core Bond Fund

Schedule of Investments, continued — December 31, 2010

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

Series 2007-HY3 Class 4B1 Interest Only STRIP 5.009% due 03/25/37 (Ê)	124	9
Wells Fargo Mortgage Backed Securities Trust Series 2006-2 Class 2A3 5.500% due 03/25/36	250	233
Series 2006-6 Class 1A22 6.000% due 05/25/36 (Ê)	1,300	1,208
Series 2006-AR2 Class 2A1 3.425% due 03/25/36	205	181
Series 2006-AR10 Class 4A1 5.046% due 07/25/36 (Ê)	55	43
Series 2006-AR14 Class 1A7 5.739% due 10/25/36	1,700	1,450
Series 2006-AR17 Class A1 5.017% due 10/25/36 (Ê)	1,116	908
Series 2007-8 Class 1A16 6.000% due 07/25/37	224	200
Series 2007-AR8 Class A1 6.134% due 11/25/37	375	302

		214,431

Municipal Bonds - 1.9%
Chicago Transit Authority Revenue Bonds 6.899% due 12/01/40	400	396
City of New York New York General Obligation Unlimited 6.246% due 06/01/35	1,100	1,077
Connecticut State Health & Educational Facility Authority Revenue Bonds 5.000% due 07/01/42	100	101
County of Clark Nevada Revenue Bonds 6.820% due 07/01/45	100	98
Illinois Municipal Electric Agency Revenue Bonds 6.832% due 02/01/35	100	103
Irvine Ranch Water District Revenue Bonds 6.622% due 05/01/40	1,000	1,003
Los Angeles Unified School District General Obligation Unlimited 4.500% due 07/01/22 (µ)	400	392
New Jersey State Turnpike Authority Revenue Bonds 7.102% due 01/01/41	1,000	1,084
New York State Dormitory Authority Revenue Bonds 5.000% due 07/01/40	50	50
North Carolina Turnkpike Authority Revenue Bonds 6.700% due 01/01/39	100	104
Northern California Power Agency Revenue Bonds 7.311% due 06/01/40	1,000	1,011
Public Power Generation Agency Revenue Bonds 7.242% due 01/01/41	100	99

	Principal Amount ($) or Shares	Market Value $
State of California General Obligation Unlimited 7.500% due 04/01/34	425	439
7.950% due 03/01/36	110	113
5.650% due 04/01/39 (Ê)	100	106
7.550% due 04/01/39	655	680
7.625% due 03/01/40	400	417
7.600% due 11/01/40	325	338
State of Illinois General Obligation Unlimited 4.071% due 01/01/14	100	101
7.350% due 07/01/35	550	539
State of Louisiana Revenue Bonds 3.000% due 05/01/43 (Ê)	400	404
University of California Revenue Bonds 6.270% due 05/15/31	400	388

		9,043

Non-US Bonds - 1.5%
Argentina Government International Bond 6.500% due 12/15/35	EUR 1,730	290
Canadian Government Bond 2.500% due 09/01/13	CAD 400	409
2.000% due 12/01/14	CAD 1,000	997
FCE Bank plc 7.125% due 01/15/13	EUR 600	838
Federative Republic of Brazil 12.500% due 01/05/22	BRL 300	215
10.250% due 01/10/28	BRL 1,400	875
Fortis Bank Nederland Holding NV 3.000% due 04/17/12	EUR 200	273
Hellas Telecommunications Luxembourg V Series REGS 4.835% due 10/15/12 (Ê)	EUR 128	38
Impress Holdings BV Series REGS 3.960% due 09/15/13 (Ê)	EUR 125	166
Mexican Bonos Series M 20 10.000% due 12/05/24	MXN 3,991	403
Mexican Bonos Desarr 8.500% due 11/18/38	MXN 1,726	149
Morgan Stanley 1.029% due 03/01/13 (Ê)	EUR 600	766
Province of Ontario Canada 4.700% due 06/02/37	CAD 400	423
4.600% due 06/02/39	CAD 100	105
Societe Financement de l’Economie Francaise 2.125% due 05/20/12	EUR 100	136
South Africa Government Bond Series R204 8.000% due 12/21/18	ZAR 1,900	287
Series R208 6.750% due 03/31/21	ZAR 4,340	594

		6,964

United States Government Agencies - 3.8%
Fannie Mae 5.375% due 06/12/17	900	1,036

64	Core Bond Fund

Russell Investment Funds

Core Bond Fund

Schedule of Investments, continued — December 31, 2010

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

Federal Home Loan Banks 0.600% due 06/04/12	1,570	1,570
3.625% due 10/18/13	100	107
3.125% due 12/13/13	200	211
4.500% due 09/13/19	1,100	1,183
Federal Home Loan Mortgage Corp. 0.330% due 10/12/12 (Ê)	2,970	2,976
1.750% due 09/10/15	1,000	983
Federal National Mortgage Association 0.281% due 08/23/12 (Ê)	855	855
0.420% due 09/13/12 (Ê)	1,455	1,457
0.291% due 10/18/12 (Ê)	1,485	1,486
1.250% due 08/20/13	100	101
1.125% due 09/30/13	100	100
2.875% due 12/11/13	100	105
0.750% due 12/18/13	2,600	2,571
3.000% due 09/16/14	500	527
1.625% due 10/26/15	100	97
Freddie Mac 5.000% due 07/15/14	500	560
4.375% due 07/17/15	900	993
5.250% due 04/18/16	600	686
5.000% due 02/16/17	100	113
Tennessee Valley Authority 4.625% due 09/15/60	100	94

		17,811

United States Government Treasuries - 9.3%
United States Treasury Principal Principal Only STRIP Zero coupon due 11/15/21	1,938	1,288
United States Treasury Inflation Indexed Bonds
3.375% due 01/15/12 (Æ)	1,293	1,352
3.000% due 07/15/12	730	775
2.000% due 01/15/16 (Æ)	1,320	1,437
1.250% due 07/15/20 (Æ)	401	411
2.375% due 01/15/25 (Æ)	4,125	4,590
2.375% due 01/15/27 (Æ)	2,169	2,410
1.750% due 01/15/28 (Æ)	104	106
2.500% due 01/15/29 (Æ)	1,324	1,503
3.375% due 04/15/32	862	1,115
United States Treasury Notes
0.500% due 11/30/12	1,300	1,298
1.125% due 06/15/13	100	101
0.500% due 11/15/13	1,500	1,481
0.750% due 12/15/13	1,100	1,092
2.375% due 09/30/14	1,600	1,657
1.250% due 10/31/15	900	871
3.000% due 09/30/16	2,635	2,733
3.125% due 04/30/17	8,468	8,775
3.375% due 11/15/19	4,595	4,691
3.625% due 02/15/20	2,170	2,252
8.000% due 11/15/21	840	1,188
4.375% due 05/15/40	1,730	1,738
4.250% due 11/15/40	800	787

		43,651

Total Long-Term Investments (cost $430,319)		438,438

	Principal Amount ($) or Shares	Market Value $
Preferred Stocks - 0.2%
Consumer Discretionary - 0.1%
Motors Liquidation Co. (Æ)	80,000	656

Financial Services - 0.1%
DG Funding Trust (Å)(Æ)	49	374

Total Preferred Stocks (cost $766)		1,030

Short-Term Investments - 19.4%
Ally Financial, Inc. 6.875% due 09/15/11	525	539
Series * 7.250% due 03/02/11	525	528
American Express Travel Related Services Co., Inc. 0.554% due 06/01/11 (Ê)	100	100
Cellco Partnership / Verizon Wireless Capital LLC 2.884% due 05/20/11 (Ê)	400	404
Countrywide Home Loans, Inc. Series MTNL 4.000% due 03/22/11 (Ñ)	290	292
DCP Midstream LLC 6.875% due 02/01/11(ç)	20	20
Delta Air Lines 2001-1 Class A-2 Pass Through Trust Series 01A2 7.111% due 09/18/11	400	413
Deutsche Bank AG Zero coupon due 04/07/11	7,250	1,221
DPL, Inc. 6.875% due 09/01/11	193	200
FirstEnergy Corp. Series B 6.450% due 11/15/11	12	12
General Electric Capital Corp. Series GMTN 5.500% due 04/28/11 (Ñ)	220	223
Goldman Sachs Group, Inc. (The) 1.061% due 12/05/11 (Ê)	1,020	1,028
HCP, Inc. 5.950% due 09/15/11 (Ñ)	585	604
International Lease Finance Corp. 5.450% due 03/24/11	600	602
5.750% due 06/15/11	800	804
1.058% due 08/15/11 (Ê)	100	130
Jackson National Life Fund LLC 0.628% due 08/06/11	2,800	2,785
MetLife, Inc. 6.125% due 12/01/11	205	215
Progress Energy, Inc. 7.100% due 03/01/11	77	78
Qwest Corp. 7.875% due 09/01/11	120	124
Reckson Operating Partnership, LP 5.150% due 01/15/11 (ç)	92	92
Royal Bank of Scotland PLC (The) 0.686% due 04/08/11 (Ê)(Þ)	800	800
3.000% due 12/09/11 (Þ)	400	408

Core Bond Fund	65

Russell Investment Funds

Core Bond Fund

Schedule of Investments, continued — December 31, 2010

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares		Market Value $

Russell U.S. Cash Management Fund	69,483,132	(¥)	69,483
Systems 2001 AT LLC 7.156% due 12/15/11 (Þ)	25		26
Telecom Italia Capital SA 6.200% due 07/18/11 (Ñ)	255		262
UBS Finance Delaware LLC 0.230% due 02/22/11 (ç)(ž)	935		935
United States Treasury Bills 0.152% due 01/27/11 (ç)(ž)	1,220		1,220
0.171% due 02/10/11 (ç)(ž)	32		32
0.175% due 02/10/11 (ç)	25		25
0.183% due 02/10/11 (ç)	90		90
0.180% due 06/09/11 (ž)	290		290
United States Treasury Inflation Indexed Bonds 3.500% due 01/15/11 (Æ)	1,464		1,465
2.375% due 04/15/11	661		667
United States Treasury Notes 0.875% due 04/30/11	4,830		4,841
UnitedHealth Group, Inc. 5.250% due 03/15/11	95		96
Westpac Banking Corp. 3.250% due 12/16/11 (Þ)	300		307

Total Short-Term Investments (cost $91,618)			91,361

Repurchase Agreements - 0.9%
Agreement with Credit Suisse Securities (USA) LLC and State Street Bank (Tri-Party) of $4,100 dated December 31, 2010, at 0.230% to be repurchased at $4,100 on January 3, 2011 collateralized by: $4,087 par various United States Treasury Obligations, valued at $4,190	4,100		4,100

Total Repurchase Agreements (cost $4,100)			4,100

Other Securities - 2.8%
Russell Investment Funds Liquidating Trust (X)	8,273,541	(¥)	8,274
Russell U.S. Cash Collateral Fund (X)	4,890,399	(¥)	4,890

Total Other Securities (cost $13,164)			13,164

Total Investments - 116.1% (identified cost $539,967)			548,093

Other Assets and Liabilities, Net - (16.1%)			(76,195)

Net Assets - 100.0%			471,898

See accompanying notes which are an integral part of the financial statements.

66	Core Bond Fund

Russell Investment Funds

Core Bond Fund

Schedule of Investments, continued — December 31, 2010

Amounts in thousands (except share amounts)

Futures Contracts	Number of Contracts	Notional Amount		Expiration Date	Unrealized Appreciation (Depreciation) $

Long Positions
Euribor Futures (Germany)	2	GBP	247	12/11	(1)
Euribor Futures (Germany)	2	GBP	246	03/12	(1)
Euribor Futures (Germany)	2	GBP	246	06/12	(2)
Euribor Futures (Germany)	1	GBP	122	09/12	(1)
Euro Bobl Futures (Germany)	43	EUR	5,108	03/11	21
Euro Bund Futures (Germany)	27	EUR	3,383	03/11	17
Eurodollar Futures (CME)	73	USD	18,183	03/11	8
Eurodollar Futures (CME)	163	USD	40,571	06/11	39
Eurodollar Futures (CME)	16	USD	3,978	09/11	8
Eurodollar Futures (CME)	30	USD	7,445	12/11	(3)
Eurodollar Futures (CME)	42	USD	10,400	03/12	(18)
Eurodollar Futures (CME)	39	USD	9,631	06/12	(28)
Eurodollar Futures (CME)	38	USD	9,358	09/12	(60)
Eurodollar Futures (CME)	40	USD	9,822	12/12	(54)
Eurodollar Futures (CME)	9	USD	2,204	03/13	(21)
Eurodollar Futures (CME)	2	USD	488	06/13	(5)
Eurodollar Futures (CME)	6	USD	1,461	09/13	(17)
Long Gilt Bond (UK)	1	GBP	119	03/11	—
Ultra Long Term U.S. Treasury Bond Future	36	USD	4,575	03/11	77
United States Treasury 2 Year Note Futures	50	USD	10,945	03/11	(11)
United States Treasury 5 Year Note Futures	161	USD	18,953	03/11	(227)
United States Treasury 10 Year Note Futures	64	USD	7,708	03/11	(175)
United States Treasury 30 Year Bond Futures	7	USD	855	03/11	8

Short Positions
Japanese Government 10 Year Bond Futures (Japan)	2	JPY	281,220	03/11	(1)
United States Treasury 5 Year Note Futures	1	USD	118	03/11	2
United States Treasury 10 Year Note Futures	23	USD	2,770	03/11	32
United States Treasury 30 Year Bond Futures	8	USD	977	03/11	10

Total Unrealized Appreciation (Depreciation) on Open Futures Contracts					(403)

See accompanying notes which are an integral part of the financial statements.

Core Bond Fund	67

Russell Investment Funds

Core Bond Fund

Schedule of Investments, continued — December 31, 2010

Amounts in thousands

Options Written (Number of Contracts)	Notional Amount		Market Value $

Eurodollar Futures
Sep 2011 99.38 Call (29)	USD	73	(17)
Sep 2011 99.38 Put (29)	USD	73	(12)
Forward Volatility Agreements
Oct 2011 0.00 Call (1)	USD	3,500	(59)
Oct 2011 0.01 Call (2)	USD	2,100	(17)
Nov 2011 0.00 Call (1)	USD	1,600	(27)
Inflationary Floor Options
Nov 2020 0.00 Call (1)	USD	810	(9)
Mar 2020 0.00 Put (2)	USD	2,400	(24)
Apr 2020 0.00 Put (1)	USD	5,500	(55)
Sep 2020 0.00 Put (1)	USD	300	(3)
Swaptions
(Fund Receives/Fund Pays) USD Three Month LIBOR/USD 1.250% Feb 2011 0.00 Call (2)		4,800	—
USD Three Month LIBOR/USD 3.670% Jun 2011 0.00 Call (1)		4,000	(104)
USD 5.000%/USD 3 Month LIBOR Jan 2011 0.00 Put (1)		1,100	—
USD 1.800%/USD Three Month LIBOR Feb 2011 0.00 Put (2)		4,800	(114)
USD 3.670%/USD Three Month LIBOR Jun 2011 0.00 Put (1)		4,000	(121)
USD 4.000%/USD 3 Month LIBOR Jun 2011 0.00 Put (5)		1,700	(27)
USD 0.650%/USD Three Month LIBOR Nov 2011 0.00 Put (1)		2,200	(11)
USD 3.000%/USD 3 Month LIBOR Jun 2012 0.00 Put (6)		17,100	(216)
USD 10.000%/USD 3 Month LIBOR Jul 2012 0.00 Put (2)		10,200	(7)
USD 2.250%/USD 3 Month LIBOR Sep 2012 0.00 Put (5)		12,300	(166)
USD 1.000%/USD 3 Month LIBOR Nov 2012 0.00 Put (1)		2,500	(30)
USD 1.750%/USD Three Month LIBOR Nov 2012 0.00 Put (1)		2,900	(22)
United States Treasury 10 Year Note Futures
Feb 2011 118.00 Put (10)	USD	10	(6)
Feb 2011 122.00 Put (10)	USD	10	(24)
Feb 2011 123.00 Put (10)	USD	10	(30)

Total Liability for Options Written (premiums received $873)			(1,101)

See accompanying notes which are an integral part of the financial statements.

68	Core Bond Fund

Russell Investment Funds

Core Bond Fund

Schedule of Investments, continued — December 31, 2010

Amounts in thousands

Foreign Currency Exchange Contracts
Counterparty	Amount Sold		Amount Bought		Settlement Date	Unrealized Appreciation (Depreciation) $
Bank of America	USD	198	CAD	201	02/17/11	4
Bank of America	USD	100	PHP	4,268	02/07/11	(3)
Bank of America	USD	100	SGD	129	01/14/11	1
Bank of America	USD	99	TWD	3,017	01/14/11	5
Barclays Bank PLC	USD	211	CNY	1,400	01/10/11	1
Barclays Bank PLC	USD	99	JPY	8,270	01/14/11	3
Barclays Bank PLC	USD	100	MXN	1,249	02/22/11	1
Barclays Bank PLC	USD	203	PHP	8,808	02/14/11	(2)
Barclays Bank PLC	USD	100	TRY	155	01/27/11	—
Barclays Bank PLC	EUR	87	SEK	804	03/16/11	3
Barclays Bank PLC	EUR	30	USD	39	01/25/11	(1)
Barclays Bank PLC	GBP	41	USD	64	03/21/11	—
BNP Paribas	USD	99	CAD	101	02/17/11	2
BNP Paribas	USD	211	CNY	1,400	04/07/11	1
BNP Paribas	USD	1,087	KRW	1,258,138	03/09/11	18
BNP Paribas	CNY	1,400	USD	210	01/10/11	(2)
BNP Paribas	EUR	100	USD	131	01/25/11	(2)
BNP Paribas	KRW	1,258,138	USD	1,089	01/19/11	(19)
Citibank	USD	1,962	BRL	3,361	02/02/11	49
Citibank	USD	2,089	EUR	1,544	01/06/11	(26)
Citibank	USD	217	EUR	162	03/16/11	—
Citibank	USD	428	EUR	318	03/16/11	(3)
Citibank	USD	100	JPY	8,112	01/06/11	—
Citibank	USD	100	KRW	111,020	01/19/11	(2)
Citibank	USD	100	KRW	112,000	01/19/11	(1)
Citibank	USD	308	MXN	3,977	01/14/11	14
Citibank	USD	288	MXN	3,588	01/21/11	2
Citibank	USD	100	MXN	1,232	02/22/11	(1)
Citibank	USD	100	MXN	1,231	02/22/11	(1)
Citibank	USD	129	NZD	174	03/16/11	6
Citibank	USD	33	PHP	1,470	02/07/11	—
Citibank	USD	33	PHP	1,471	02/07/11	—
Citibank	USD	100	PHP	4,280	02/07/11	(2)
Citibank	USD	100	PHP	4,287	02/07/11	(2)
Citibank	USD	100	PHP	4,360	02/07/11	—
Citibank	EUR	3,705	USD	5,151	01/25/11	200
Citibank	EUR	162	USD	214	03/16/11	(2)
Citibank	SEK	1,459	EUR	160	03/16/11	(3)
Credit Suisse First Boston	USD	473	AUD	497	01/28/11	34
Credit Suisse First Boston	USD	214	EUR	161	03/16/11	1
Credit Suisse First Boston	USD	197	JPY	16,561	01/14/11	7
Credit Suisse First Boston	USD	1,028	JPY	84,327	03/16/11	12
Credit Suisse First Boston	EUR	198	USD	266	01/25/11	1
Credit Suisse First Boston	EUR	164	USD	214	03/16/11	(5)
Credit Suisse First Boston	JPY	31,882	USD	381	03/16/11	(12)
Deutsche Bank AG	USD	2,439	CAD	2,457	02/17/11	29
Deutsche Bank AG	USD	153	GBP	100	03/16/11	2
Deutsche Bank AG	USD	204	INR	9,181	01/21/11	1
Deutsche Bank AG	USD	162	MXN	2,031	01/21/11	3
Deutsche Bank AG	USD	193	NZD	260	03/16/11	9
Deutsche Bank AG	USD	61	TWD	1,800	04/06/11	1
Deutsche Bank AG	AUD	131	JPY	10,542	03/16/11	(3)
Deutsche Bank AG	AUD	217	NZD	284	03/16/11	—
Deutsche Bank AG	EUR	199	CAD	266	03/16/11	1

See accompanying notes which are an integral part of the financial statements.

Core Bond Fund	69

Russell Investment Funds

Core Bond Fund

Schedule of Investments, continued — December 31, 2010

Amounts in thousands

Foreign Currency Exchange Contracts
Counterparty	Amount Sold		Amount Bought		Settlement Date	Unrealized Appreciation (Depreciation) $
Deutsche Bank AG	EUR	165	GBP	139	03/16/11	(4)
Deutsche Bank AG	EUR	8	USD	11	01/11/11	—
Deutsche Bank AG	GBP	41	USD	64	03/21/11	—
Deutsche Bank AG	MXN	1,033	USD	83	01/21/11	—
Deutsche Bank AG	MXN	1,920	USD	154	01/21/11	(1)
Deutsche Bank AG	TWD	1,800	USD	60	01/14/11	(2)
Deutsche Bank AG	ZAR	5,841	USD	850	01/31/11	(33)
Goldman Sachs	USD	403	IDR	3,613,500	01/19/11	(3)
Goldman Sachs	USD	100	SGD	130	01/14/11	1
Goldman Sachs	USD	41	TWD	1,217	04/06/11	1
Goldman Sachs	JPY	27,328	USD	325	01/14/11	(12)
Goldman Sachs	TWD	1,217	USD	41	01/14/11	(1)
HSBC Bank PLC	USD	431	EUR	323	03/16/11	1
HSBC Bank PLC	USD	100	TRY	148	01/27/11	(5)
HSBC Bank PLC	USD	100	TRY	144	01/27/11	(7)
HSBC Bank PLC	USD	411	ZAR	2,882	01/28/11	25
HSBC Bank PLC	EUR	166	CHF	218	03/16/11	12
HSBC Bank PLC	EUR	161	GBP	137	03/16/11	(1)
HSBC Bank PLC	EUR	163	SEK	1,491	03/16/11	3
HSBC Bank PLC	EUR	160	USD	213	03/16/11	(1)
HSBC Bank PLC	GBP	136	EUR	162	03/16/11	5
HSBC Bank PLC	NOK	805	SEK	917	03/16/11	(1)
JP Morgan Chase Bank	USD	174	EUR	132	03/16/11	3
JP Morgan Chase Bank	USD	217	EUR	166	03/16/11	5
JP Morgan Chase Bank	USD	426	EUR	319	03/16/11	—
JP Morgan Chase Bank	USD	396	IDR	3,613,500	04/15/11	(1)
JP Morgan Chase Bank	USD	100	JPY	8,169	01/06/11	1
JP Morgan Chase Bank	USD	33	KRW	38,666	01/19/11	1
JP Morgan Chase Bank	USD	33	KRW	38,376	01/19/11	—
JP Morgan Chase Bank	USD	33	KRW	38,200	01/19/11	—
JP Morgan Chase Bank	USD	100	KRW	114,120	01/19/11	—
JP Morgan Chase Bank	USD	100	KRW	113,440	01/19/11	—
JP Morgan Chase Bank	USD	100	MXN	1,236	02/22/11	—
JP Morgan Chase Bank	USD	33	PHP	1,469	02/07/11	—
JP Morgan Chase Bank	USD	100	PHP	4,295	02/07/11	(2)
JP Morgan Chase Bank	USD	100	PHP	4,353	02/07/11	(1)
JP Morgan Chase Bank	USD	33	SGD	44	01/14/11	1
JP Morgan Chase Bank	USD	33	SGD	44	01/14/11	1
JP Morgan Chase Bank	USD	33	SGD	44	01/14/11	1
JP Morgan Chase Bank	USD	100	SGD	130	01/14/11	1
JP Morgan Chase Bank	USD	100	SGD	129	01/14/11	—
JP Morgan Chase Bank	USD	100	SGD	129	01/14/11	—
JP Morgan Chase Bank	USD	692	SGD	909	03/09/11	16
JP Morgan Chase Bank	USD	100	TRY	144	01/27/11	(7)
JP Morgan Chase Bank	CAD	265	EUR	197	03/16/11	(2)
JP Morgan Chase Bank	CHF	205	EUR	160	03/16/11	(6)
JP Morgan Chase Bank	EUR	322	NOK	2,613	03/16/11	16
JP Morgan Chase Bank	EUR	164	USD	215	03/16/11	(4)
JP Morgan Chase Bank	EUR	619	USD	810	03/16/11	(17)
JP Morgan Chase Bank	GBP	139	EUR	163	03/16/11	1
JP Morgan Chase Bank	IDR	3,613,500	USD	398	01/19/11	(2)
JP Morgan Chase Bank	JPY	11,105	NOK	794	03/16/11	(1)
JP Morgan Chase Bank	MXN	10,124	USD	819	01/21/11	—
JP Morgan Chase Bank	SGD	909	USD	692	01/14/11	(16)
Morgan Stanley & Co., Inc.	USD	155	GBP	100	03/16/11	1
Morgan Stanley & Co., Inc.	USD	100	KRW	112,960	01/19/11	(1)

See accompanying notes which are an integral part of the financial statements.

70	Core Bond Fund

Russell Investment Funds

Core Bond Fund

Schedule of Investments, continued — December 31, 2010

Amounts in thousands

Foreign Currency Exchange Contracts
Counterparty	Amount Sold		Amount Bought		Settlement Date	Unrealized Appreciation (Depreciation)$
Morgan Stanley & Co., Inc.	USD	100	KRW	113,025	01/19/11	—
Morgan Stanley & Co., Inc.	USD	100	KRW	114,460	01/19/11	1
Morgan Stanley & Co., Inc.	USD	100	KRW	115,110	01/19/11	1
Morgan Stanley & Co., Inc.	USD	100	MXN	1,231	02/22/11	(1)
Morgan Stanley & Co., Inc.	USD	100	MXN	1,233	02/22/11	—
Morgan Stanley & Co., Inc.	USD	100	MXN	1,237	02/22/11	—
Morgan Stanley & Co., Inc.	USD	100	MXN	1,238	02/22/11	—
Morgan Stanley & Co., Inc.	USD	100	MXN	1,243	02/22/11	—
Morgan Stanley & Co., Inc.	USD	100	MXN	1,248	02/22/11	1
Morgan Stanley & Co., Inc.	USD	100	MXN	1,249	02/22/11	1
Morgan Stanley & Co., Inc.	USD	100	MXN	1,253	02/22/11	1
Morgan Stanley & Co., Inc.	EUR	111	USD	146	01/25/11	(3)
Morgan Stanley & Co., Inc.	EUR	139	USD	191	01/25/11	5
Royal Bank of Canada	USD	121	CAD	123	02/17/11	3
Royal Bank of Canada	USD	298	CAD	304	03/16/11	8
Royal Bank of Canada	USD	214	EUR	162	03/16/11	2
Royal Bank of Canada	USD	129	GBP	82	03/16/11	(1)
Royal Bank of Canada	BRL	82	USD	48	01/18/11	(1)
Royal Bank of Canada	CAD	214	EUR	160	03/16/11	(1)
Royal Bank of Canada	EUR	159	CAD	214	03/16/11	2
Royal Bank of Canada	EUR	160	CAD	216	03/16/11	3
Royal Bank of Canada	EUR	320	CHF	407	03/16/11	8
Royal Bank of Canada	EUR	164	USD	217	03/16/11	(2)
Royal Bank of Canada	GBP	178	USD	277	01/20/11	(1)
Royal Bank of Canada	JPY	16,266	USD	193	01/14/11	(7)
Royal Bank of Canada	JPY	13,852	USD	167	03/16/11	(4)
Royal Bank of Canada	JPY	18,192	USD	217	03/16/11	(7)
Royal Bank of Scotland PLC	USD	212	KRW	236,760	01/19/11	(3)
Royal Bank of Scotland PLC	USD	58	MYR	180	01/28/11	—
Royal Bank of Scotland PLC	USD	100	SGD	131	01/14/11	2
Royal Bank of Scotland PLC	CHF	212	EUR	162	03/16/11	(10)
Royal Bank of Scotland PLC	EUR	163	CAD	218	03/16/11	1
Royal Bank of Scotland PLC	EUR	166	USD	217	03/16/11	(4)
Royal Bank of Scotland PLC	EUR	325	USD	429	03/16/11	(5)
Royal Bank of Scotland PLC	EUR	612	USD	809	03/16/11	(9)
Royal Bank of Scotland PLC	GBP	28	USD	44	03/21/11	—
Royal Bank of Scotland PLC	JPY	32,533	USD	387	01/14/11	(14)
Royal Bank of Scotland PLC	JPY	84,327	USD	1,010	03/16/11	(29)
UBS AG	USD	1,953	BRL	3,361	04/04/11	34
UBS AG	USD	26	EUR	20	03/16/11	1
UBS AG	USD	215	GBP	137	03/16/11	(2)
UBS AG	USD	100	JPY	8,375	01/14/11	3
UBS AG	USD	202	JPY	16,751	01/14/11	4
UBS AG	USD	216	JPY	18,114	03/16/11	7
UBS AG	USD	100	MXN	1,238	02/22/11	—
UBS AG	USD	100	MXN	1,247	02/22/11	1
UBS AG	BRL	1,062	USD	609	01/18/11	(29)
UBS AG	BRL	3,361	USD	1,977	02/02/11	(34)
UBS AG	CHF	214	EUR	163	03/16/11	(11)
UBS AG	CHF	206	USD	212	03/16/11	(8)
UBS AG	CHF	490	USD	488	03/16/11	(37)
UBS AG	EUR	163	CHF	212	03/16/11	10
UBS AG	EUR	75	USD	98	01/25/11	(2)
UBS AG	EUR	165	USD	216	03/16/11	(4)
UBS AG	EUR	166	USD	217	03/16/11	(5)

See accompanying notes which are an integral part of the financial statements.

Core Bond Fund	71

Russell Investment Funds

Core Bond Fund

Schedule of Investments, continued — December 31, 2010

Amounts in thousands

Foreign Currency Exchange Contracts
Counterparty	Amount Sold		Amount Bought		Settlement Date	Unrealized Appreciation (Depreciation) $
UBS AG	JPY	17,825	USD	215	03/16/11	(5)
Westpac Banking Corp.	USD	128	AUD	135	03/16/11	9
Westpac Banking Corp.	USD	212	AUD	217	03/16/11	8
Westpac Banking Corp.	USD	214	AUD	225	03/16/11	14
Westpac Banking Corp.	USD	313	AUD	330	03/16/11	22
Westpac Banking Corp.	USD	215	EUR	163	03/16/11	2
Westpac Banking Corp.	USD	142	NZD	191	03/16/11	6
Westpac Banking Corp.	EUR	159	AUD	216	03/16/11	7
Westpac Banking Corp.	GBP	37	USD	57	01/05/11	—

Total Unrealized Appreciation (Depreciation) on Open Foreign Currency Exchange Contracts						212

Interest Rate Swap Contracts
Counterparty	Notional Amount		Fund Receives	Fund Pays	Termination Date	Market Value $
Bank of America	USD	4,900	Three Month LIBOR	2.116%	11/23/14	48
Bank of America	USD	4,400	3.587%	Three Month LIBOR	11/23/19	(104)
Bank of America	USD	1,600	Three Month LIBOR	4.206%	11/23/27	47
Bank of America	USD	600	Three Month LIBOR	3.750%	06/15/41	49
Barclays Bank PLC	BRL	600	10.835%	Brazil Interbank Deposit Rate	01/02/12	4
Barclays Bank PLC	EUR	2,100	4.259%	Six Month EURIBOR	04/23/20	12
Barclays Bank PLC	EUR	2,370	4.270%	Six Month EURIBOR	05/12/20	14
Barclays Bank PLC	USD	144	Three Month LIBOR	4.524%	11/15/21	(31)
Barclays Bank PLC	USD	146	Three Month LIBOR	4.420%	11/15/21	(27)
Barclays Bank PLC	USD	266	Three Month LIBOR	4.540%	11/15/21	(57)
Barclays Bank PLC	USD	530	Three Month LIBOR	4.633%	11/15/21	(126)
Barclays Bank PLC	EUR	630	Six Month EURIBOR	4.085%	04/23/40	(25)
Barclays Bank PLC	EUR	700	Six Month EURIBOR	3.953%	05/12/40	(11)
BNP Paribas	BRL	300	11.390%	Brazil Interbank Deposit Rate	01/02/12	1
BNP Paribas	BRL	200	12.110%	One Month LIBOR	01/02/14	2
Citibank	GBP	950	1.750%	Six Month LIBOR	06/15/14	(24)
Citibank	EUR	750	2.096%	Six Month EURIBOR	11/05/15	(16)
Citibank	EUR	2,100	4.286%	Six Month EURIBOR	04/23/20	15
Citibank	EUR	630	Six Month EURIBOR	4.119%	04/23/40	(29)
Credit Suisse Financial Products	BRL	300	12.480%	Brazil Interbank Deposit Rate	01/02/13	3
Credit Suisse Financial Products	GBP	700	1.500%	Six Month LIBOR	06/15/13	(8)
Credit Suisse Financial Products	GBP	690	1.750%	Six Month LIBOR	06/15/14	(17)
Credit Suisse Financial Products	EUR	500	3.764%	Six Month EURIBOR	08/06/20	(12)
Credit Suisse Financial Products	EUR	150	Six Month EURIBOR	3.630%	08/06/40	7
Deutsche Bank	KRW	416,000	2.820%	Korean Interbank Offer Rate	01/28/11	—
Deutsche Bank	KRW	200,000	3.870%	Korean Interbank Offer Rate	06/12/11	1
Deutsche Bank	AUD	200	4.500%	Three Month BBSW	06/15/11	(1)
Deutsche Bank	KRW	1,120,000	3.693%	Korean Interbank Offer Rate	06/26/11	4
Deutsche Bank	KRW	467,700	3.620%	Korean Interbank Offer Rate	07/06/11	3
Deutsche Bank	KRW	781,412	3.626%	Three Month LIBOR	07/07/11	4
Deutsche Bank	BRL	2,670	11.450%	Brazil Interbank Deposit Rate	01/02/12	(6)
Deutsche Bank	BRL	6,580	11.514%	Brazil Interbank Deposit Rate	01/02/12	(13)
Deutsche Bank	USD	11,500	Three Month LIBOR	1.645%	11/02/14	204
Deutsche Bank	USD	4,100	Three Month LIBOR	1.432%	02/28/15	64
Deutsche Bank	USD	2,800	Three Month LIBOR	1.750%	06/15/16	105
Deutsche Bank	USD	4,500	1.750%	Three Month LIBOR	06/15/16	(168)
Deutsche Bank	USD	4,600	1.750%	Three Month LIBOR	06/15/16	(172)
Deutsche Bank	USD	6,900	Three Month LIBOR	1.750%	06/15/16	258
Deutsche Bank	USD	9,600	2.750%	Three Month LIBOR	11/02/17	(372)
Deutsche Bank	USD	2,200	2.560%	Three Month LIBOR	10/20/20	(140)

See accompanying notes which are an integral part of the financial statements.

72	Core Bond Fund

Russell Investment Funds

Core Bond Fund

Schedule of Investments, continued — December 31, 2010

Amounts in thousands

Interest Rate Swap Contracts
Counterparty	Notional Amount		Fund Receives	Fund Pays	Termination Date	Market Value $
Deutsche Bank	USD	500	Three Month LIBOR	2.750%	06/15/21	37
Deutsche Bank	USD	2,600	Three Month LIBOR	3.545%	11/02/22	149
Deutsche Bank	USD	1,900	Three Month LIBOR	3.250%	06/15/26	167
Deutsche Bank	USD	1,200	3.750%	Three Month LIBOR	06/15/41	(97)
Deutsche Bank	USD	1,200	Three Month LIBOR	3.750%	06/15/41	97
Goldman Sachs	BRL	400	10.835%	Brazil Interbank Deposit Rate	01/02/12	3
Goldman Sachs	BRL	600	10.990%	Brazil Interbank Deposit Rate	01/02/12	4
Goldman Sachs	BRL	1,200	11.890%	Brazil Interbank Deposit Rate	01/02/13	7
Goldman Sachs	USD	1,000	1.250%	Three Month LIBOR	12/19/13	(9)
Goldman Sachs	BRL	400	12.510%	Brazil Interbank Deposit Rate	01/02/14	9
Goldman Sachs	BRL	400	12.650%	One Month LIBOR	01/02/14	10
Goldman Sachs	USD	1,400	1.950%	Three Month LIBOR	12/15/15	(13)
Goldman Sachs	USD	3,800	1.700%	Three Month LIBOR	12/15/15	(80)
HSBC	BRL	400	11.360%	Brazil Interbank Deposit Rate	01/02/12	4
HSBC	BRL	400	11.140%	One Month LIBOR	01/02/12	5
HSBC	BRL	1,200	11.890%	Brazil Interbank Deposit Rate	01/02/13	7
HSBC	BRL	100	12.540%	One Month LIBOR	01/02/14	2
HSBC	MXN	2,000	7.330%	Mexico Interbank 28 Day Deposit Rate	01/28/15	7
JP Morgan	KRW	405,000	2.830%	Korean Interbank Offer Rate	01/28/11	—
JP Morgan	KRW	350,000	3.900%	Korean Interbank Offer Rate	06/15/11	2
JP Morgan	KRW	1,100,000	3.720%	Korean Interbank Offer Rate	06/22/11	4
JP Morgan	KRW	371,651	3.660%	Korean Interbank Offer Rate	07/08/11	2
JP Morgan	BRL	500	12.170%	Brazil Interbank Deposit Rate	01/02/13	6
JP Morgan	BRL	1,460	12.190%	Brazil Interbank Deposit Rate	01/02/13	—
JP Morgan	BRL	7,900	12.260%	Brazil Interbank Deposit Rate	01/02/13	4
JP Morgan	GBP	250	1.750%	Six Month LIBOR	06/15/14	(6)
JP Morgan	EUR	480	3.653%	Six Month EURIBOR	08/07/20	(14)
JP Morgan	EUR	640	Six Month EURIBOR	3.042%	08/10/20	39
JP Morgan	EUR	940	3.530%	Six Month EURIBOR	08/10/20	(33)
JP Morgan	USD	400	Three Month LIBOR	2.750%	06/15/21	29
JP Morgan	USD	2,800	Three Month LIBOR	2.750%	06/15/21	206
JP Morgan	USD	1,100	Three Month LIBOR	3.250%	06/15/26	97
JP Morgan	USD	1,300	Three Month LIBOR	3.250%	06/15/26	114
JP Morgan	USD	1,800	Three Month LIBOR	3.250%	06/15/26	158
JP Morgan	EUR	130	Six Month EURIBOR	3.542%	08/07/40	8
JP Morgan	EUR	260	Six Month EURIBOR	3.417%	08/10/40	22
JP Morgan	EUR	460	2.920%	Six Month EURIBOR	08/10/40	(80)
Merrill Lynch	BRL	100	14.765%	Brazil Interbank Deposit Rate	01/02/12	10
Merrill Lynch	BRL	500	10.990%	Brazil Interbank Deposit Rate	01/02/12	3
Merrill Lynch	BRL	800	12.540%	Brazil Interbank Deposit Rate	01/02/12	37
Morgan Stanley	BRL	200	11.630%	Brazil Interbank Deposit Rate	01/02/12	1
Morgan Stanley	BRL	100	12.590%	Brazil Interbank Deposit Rate	01/02/13	1
Royal Bank of Canada	AUD	1,900	4.500%	Three Month BBSW	06/15/11	(6)
Royal Bank of Canada	CAD	840	Canadian Dealer Offer Rate	2.140%	11/03/15	16
Royal Bank of Canada	CAD	1,270	Canadian Dealer Offer Rate	2.115%	11/04/15	26
Royal Bank of Canada	EUR	1,120	2.118%	Six Month EURIBOR	11/08/15	(22)
Royal Bank of Scotland	GBP	1,760	1.500%	Six Month LIBOR	06/15/13	(20)
Royal Bank of Scotland	CAD	1,500	5.700%	Canadian Dealer Offer Rate	12/18/24	30
UBS	BRL	700	11.980%	Brazil Interbank Deposit Rate	01/02/12	22
UBS	BRL	800	10.575%	Brazil Interbank Deposit Rate	01/02/12	(13)
UBS	AUD	1,600	6.000%	Six Month BBSW	09/15/12	21
UBS	BRL	300	12.070%	Brazil Interbank Deposit Rate	01/02/13	3
UBS	BRL	200	12.250%	One Month LIBOR	01/02/14	3

Total Market Value on Open Interest Rate Swap Contracts Premiums Paid (Received) - $570						465

See accompanying notes which are an integral part of the financial statements.

Core Bond Fund	73

Russell Investment Funds

Core Bond Fund

Schedule of Investments, continued — December 31, 2010

Amounts in thousands

Credit Default Swap Contracts
Corporate Issues
Reference Entity	Counterparty	Implied Credit Spread	Notional Amount		Fund (Pays)/ Receives Fixed Rate	Termination Date	Market Value $
Darden Restaurants, Inc.	Deutsche Bank	0.738%	USD	400	(2.250%)	03/20/14	(19)
Deutsche Bank	JP Morgan	4.280%	USD	1,000	5.000%	12/20/15	20
Dr Horton Inc.	Citibank	2.482%	USD	100	(1.000%)	09/20/16	8
Dr Horton Inc.	Deutsche Bank	2.482%	USD	80	(1.000%)	09/20/16	6
Dr Horton Inc.	Goldman Sachs	2.482%	USD	80	(1.000%)	09/20/16	6
Federative Republic of Brazil	Barclays Bank PLC	1.033%	USD	500	1.000%	06/20/15	(1)
Federative Republic of Brazil	Deutsche Bank	1.033%	USD	1,000	1.000%	06/20/15	(1)
Federative Republic of Brazil	Goldman Sachs	1.033%	USD	500	1.000%	06/20/15	—
Federative Republic of Brazil	HSBC	1.061%	USD	100	1.000%	09/20/15	—
Federative Republic of Brazil	JP Morgan	1.061%	USD	100	1.000%	09/20/15	—
Federative Republic of Brazil	Barclays Bank PLC	1.085%	USD	700	1.000%	12/20/15	(4)
GE Capital Corp.	Citibank	1.079%	USD	200	4.000%	12/20/13	19
GE Capital Corp.	Deutsche Bank	1.079%	USD	100	4.900%	12/20/13	13
Japan Government Bond	Bank of America	0.718%	USD	100	1.000%	03/20/16	1
Japan Government Bond	Bank of America	0.718%	USD	200	1.000%	03/20/16	3
Japan Government Bond	Deutsche Bank	0.590%	USD	100	1.000%	03/20/15	1
Japan Government Bond	JP Morgan	0.590%	USD	600	1.000%	03/20/15	8
JP Morgan	JP Morgan	4.280%	USD	1,000	5.000%	12/20/15	32
Lowe’s Companies, Inc.	Citigroupglobal Markets, Inc.	0.340%	USD	340	(1.450%)	03/20/14	(13)
Mexico Government International Bond	Morgan Stanley	0.533%	USD	100	0.750%	01/20/12	1
Pulte Homes, Inc.	JP Morgan	2.698%	USD	1,000	(3.870%)	03/20/14	(84)
Target Corp	Credit Suisse First Boston	0.347%	USD	125	(1.000%)	12/20/14	(3)
Target Corp	Deutsche Bank	0.347%	USD	125	(1.000%)	12/20/14	(3)
The Home Depot, Inc.	Citigroup Global Markets, Inc.	0.326%	USD	340	(3.250%)	03/20/14	(35)
Toll Brothers, Inc.	Credit Suisse First Boston	1.803%	USD	255	(1.000%)	09/20/16	11
United Kingdom Gilt	Deutsche Bank	0.616%	USD	300	1.000%	12/20/14	5
United Kingdom Gilt	Morgan Stanley	0.616%	USD	100	1.000%	12/20/14	2
United Kingdom Gilt	JP Morgan	0.637%	USD	300	1.000%	03/20/15	4
United Kingdom Gilt	JP Morgan	0.637%	USD	700	1.000%	03/20/15	10
United Kingdom Gilt	Societe Generale	0.637%	USD	500	1.000%	03/20/15	7

Total Market Value on Open Corporate Issues Premiums Paid (Received) - $51							(6)

Credit Indices
Reference Entity	Counterparty	Notional Amount		Fund (Pays)/ Receives Fixed Rate	Termination Date	Market Value $
CMBX AJ Index	Bank of America	USD	460	(0.840)%	10/12/52	37
CMBX AJ Index	Bank of America	USD	100	(0.840)%	10/12/52	8
CMBX AJ Index	Barclays Bank PLC	USD	340	(0.840)%	10/12/52	26
CMBX AJ Index	Barclays Bank PLC	USD	360	(0.840)%	10/12/52	29
CMBX AJ Index	Credit Suisse First Boston	USD	930	(0.840)%	10/12/52	73
Dow Jones CDX Index	Bank of America	USD	1,000	1.000%	12/20/15	7
Dow Jones CDX Index	Barclays Bank PLC	USD	300	5.000%	06/20/15	42
Dow Jones CDX Index	Barclays Bank PLC	USD	300	5.000%	12/20/15	41
Dow Jones CDX Index	Citibank	USD	100	5.000%	12/20/15	3
Dow Jones CDX Index	Citibank	USD	100	1.000%	12/20/15	1
Dow Jones CDX Index	Citibank	USD	200	5.000%	12/20/15	30
Dow Jones CDX Index	Credit Suisse First Boston	USD	500	1.000%	12/20/15	4
Dow Jones CDX Index	Deutsche Bank	USD	900	5.000%	06/20/15	127
Dow Jones CDX Index	Deutsche Bank	USD	200	5.000%	12/20/15	27

See accompanying notes which are an integral part of the financial statements.

74	Core Bond Fund

Russell Investment Funds

Core Bond Fund

Schedule of Investments, continued — December 31, 2010

Amounts in thousands

Credit Indices
Reference Entity	Counterparty	Notional Amount	Fund (Pays)/ Receives Fixed Rate	Termination Date	Market Value $
Dow Jones CDX Index	Deutsche Bank	USD 800	1.000%	12/20/15	6
Dow Jones CDX Index	Deutsche Bank	USD 772	0.708%	12/20/12	9
Dow Jones CDX Index	Goldman Sachs	USD 100	1.000%	12/20/15	1
Dow Jones CDX Index	Goldman Sachs	USD 193	0.548%	12/20/17	2
Dow Jones CDX Index	JP Morgan	USD 200	5.000%	12/20/15	6
Dow Jones CDX Index	JP Morgan	USD 386	0.553%	12/20/17	5
Dow Jones CDX Index	Morgan Stanley	USD 800	5.000%	06/20/15	101
Dow Jones CDX Index	Morgan Stanley	USD 300	5.000%	12/20/15	41
Dow Jones CDX Index	UBS	USD 1,000	1.000%	12/20/15	8

Total Market Value on Open Credit Indices Premiums Paid (Received) - $1,161					634

Total Market Value on Open Credit Default Swap Contracts Premiums Paid (Received) - $1,212					628

See accompanying notes which are an integral part of the financial statements.

Core Bond Fund	75

Russell Investment Funds

Core Bond Fund

Presentation of Portfolio Holdings — December 31, 2010

Amounts in thousands

	Market Value
Portfolio Summary	Level 1	Level 2	Level 3	Total	% of Net Assets

Long-Term Investments
Asset-Backed Securities	$—	$22,594	$299	$22,893	4.8
Corporate Bonds and Notes	—	76,845	2,177	79,022	16.7
International Debt	—	42,878	734	43,612	9.2
Loan Agreements	—	1,011	—	1,011	0.2
Mortgage-Backed Securities	—	210,469	3,962	214,431	45.4
Municipal Bonds	—	8,639	—	8,639	1.9
Non-US Bonds	—	6,964	—	6,964	1.5
United States Government Agencies	—	17,811	—	17,811	3.8
United States Government Treasuries	—	43,651	—	43,651	9.3
Preferred Stocks	656	—	374	1,030	0.2
Short-Term Investments	—	90,105	1,660	91,765	19.4
Repurchase Agreements	—	4,100	—	4,100	0.9
Other Securities	—	13,164	—	13,164	2.8

Total Investments	656	538,231	9,206	548,093	116.1

Other Assets and Liabilities, Net					(16.1)

					100.0

Other Financial Instruments
Futures Contracts	(403)	—	—	(403)	(0.1)
Options Written	(89)	(819)	(193)	(1,101)	(0.2)
Foreign Currency Exchange Contracts	(2)	214	—	212	— *
Interest Rate Swap Contracts	—	(105)	—	(105)	— *
Credit Default Swap Contracts	—	(584)	—	(584)	(0.1)

Total Other Financial Instruments**	(494)	(1,294)	(193)	(1,981)

*	Less than .05% of net assets.
**	Other financial instruments reflected in the Schedule of Investments, such as futures, forwards, and swap contracts which are valued at the unrealized appreciation/depreciation on the instruments.

For a description of the levels see note 2 in the Notes to Financial Statements.

Balance as of 12/31/2009	$804
Accrued discounts/(premiums)	65
Realized gain/(loss)	3
Net change in unrealized appreciation/(depreciation) from investments still held as of 12/31/2010	147
Net purchases (sales)	6,150
Net tranfers in and/or out of Level 3	1,844

Balance as of 12/31/2010	$9,013

See accompanying notes which are an integral part of the financial statements.

76	Core Bond Fund

Russell Investment Funds

Core Bond Fund

Fair Value of Derivative Instruments — December 31, 2010

Amounts in thousands

Derivatives not accounted for as hedging instruments	Credit Contracts	Foreign Currency Contracts	Interest Rate Contracts

Location: Statement of Assets and Liabilities - Assets
Unrealized appreciation on foreign currency exchange contracts	$—	$674	$—
Daily variation margin on futures contracts*	—	—	222
Interest rate swap contracts, at market value	—	—	2,217
Credit default swap contracts, at market value	791	—	—

Total	$791	$674	$2,439

Location: Statement of Assets and Liabilities - Liabilities
Unrealized depreciation on foreign currency exchange contracts	$—	$462	$—
Daily variation margin on futures contracts*	—	—	625
Interest rate swap contracts, at market value	—	—	1,752
Credit default swap contracts, at market value	163	—	—
Options written, at market value	—	—	1,101

Total	$163	$462	$3,478

Derivatives not accounted for as hedging instruments	Credit Contracts	Foreign Currency Contracts	Interest Rate Contracts

Location: Statement of Operations - Net realized gain (loss)
Futures contracts	$—	$—	$4,097
Options Written	—	—	613
Credit default swap contracts	65	—	—
Interest rate swap contracts	—	—	117
Foreign currency-related transactions	—	(163)	—

Total	$65	$(163)	$4,827

Location: Statement of Operations - Net change in unrealized appreciation (depreciation)
Futures contracts	$—	$—	$511
Options Written	—	—	(436)
Credit default swap contracts	297	—	—
Interest rate swap contracts	—	—	(614)
Foreign currency-related transactions	—	140	—

Total	$297	$140	$(539)

*	Includes cumulative appreciation/depreciation of futures contracts as reported in Schedule of Investments. Only current day’s variation margin is reported within the statement of assets and liabilities

For further disclosure on derivatives see note 2 in Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

Core Bond Fund	77

Russell Investment Funds

Real Estate Securities Fund

Portfolio Management Discussion — December 31, 2010 (Unaudited)

Real Estate Securities Fund
	Total Return
1 Year	22.92%
5 Years	2.78	%§
10 Years	10.38	%§

FTSE NAREIT Equity REITs Index**
	Total Return
1 Year	27.95%
5 Years	3.03	%§
10 Years	10.76	%§

FTSE EPRA/NAREIT Developed Real Estate Index (net)***
	Total Return
1 Year	19.63%
5 Years	2.23	%§
10 Years	N/A

78	Real Estate Securities Fund

Russell Investment Funds

Real Estate Securities Fund

Portfolio Management Discussion — December 31, 2010 (Unaudited)

The Real Estate Securities Fund (the “Fund”) allocates most of its assets among multiple money managers. Russell Investment Management Company (“RIMCo”), as the Fund’s advisor, may change the allocation of the Fund’s assets among money managers at any time. An exemptive order from the Securities and Exchange Commission (“SEC”) permits RIMCo to engage or terminate a money manager at any time, subject to approval by the Fund’s Board without a shareholder vote. Pursuant to the terms of the exemptive order, the Fund is required to notify its shareholders within 60 days of when a money manager begins providing services. The Fund currently has three money managers.

What is the Fund’s investment objective?

The Fund seeks to provide current income and long-term capital growth.

How did the Fund perform relative to its benchmark for the fiscal year ended December 31, 2010?

For the fiscal year ended December 31, 2010, the Real Estate Securities Fund gained 22.92%. This compared to the FTSE NAREIT Equity REIT Index, which gained 27.95% and the FTSE EPRA/NAREIT Developed Real Estate Index (Net), which gained 19.63% during the same period. Prior to October 1, 2010, the Fund’s benchmark was the FTSE NAREIT Equity REIT Index. Beginning October 1, 2010, the Fund’s benchmark was changed to the FTSE EPRA/NAREIT Developed Real Estate Index (Net) in connection with the Fund’s change in investment strategy from a predominantly U.S. based investment strategy to a global investment strategy. References in this discussion to the Fund’s benchmark refer to the FTSE NAREIT Equity REIT Index, which was the Fund’s benchmark for most of the period. The Fund’s performance includes operating expenses, whereas index returns are unmanaged and do not include expenses of any kind.

For the fiscal year ended December 31, 2010, the Lipper® Real Estate Funds (VIP) Average gained 23.83%. This average return serves as a peer comparison and is expressed net of operating expenses.

How did the market conditions described in the Market Summary report affect the Fund’s performance?

U.S. real estate investment trusts (“REITs”) outperformed both the broader U.S. equity market and the international real estate securities market during the fiscal year. As REIT share prices increased, dividend yields declined modestly, although the spread relative to 10-year Treasury notes increased due to declining interest rates. Despite the sluggish pace of the U.S. economic recovery, leverage in the REIT sector and the spread between REIT yields and bonds appeared attractive relative to peak levels. Generally, real estate securities were perceived to be in a strong position relative to cash-strapped private real estate owners, as REITs had the option to grant leasing concessions in order to attract tenants and retain occupancy. Companies that were able to maintain occupancy and stable cash flows generally experienced the most pronounced share price appreciation. The market also reacted positively to the increasing availability of debt capital at attractive pricing.

The Fund underperformed relative to the FTSE NAREIT Equity REIT Index during the period spanning the beginning of the fiscal year through September 30, 2010 due to unfavorable stock selection and exposure to international real estate securities. The negative effect of weak stock selection in the diversified, apartments, regional malls and health care sectors outweighed the positive impact of stock selection in the office and lodging/resorts sectors. Generally, the money managers positioned the Fund somewhat defensively during the fiscal year, with a focus on higher-quality, larger-capitalization REITs with stronger balance sheets and more stable earnings prospects. In the diversified sector, exposure to several blue-chip Asian development companies detracted from performance, as these stocks had posted significant share price appreciation during the prior fiscal year and lacked a significant catalyst to drive further growth. Stock selection in the apartments and regional malls sectors was another area of weakness, as underweight position in smaller capitalization companies and owners of lower quality properties negatively impacted performance. Given the U.S. REIT market’s strong positive returns during the fiscal year, the Fund’s cash reserves detracted from performance.

The Fund’s international real estate securities holdings detracted from relative performance during the period spanning the beginning of the fiscal year through September 30, 2010, as the U.S. outperformed the rest of the globe (19.10% as measured by the FTSE NAREIT Equity REIT Index vs. 10.31% as measured by the international portion of the FTSE EPRA/NAREIT Developed Real Estate Index). Exposure to property stocks in the United Kingdom and Hong Kong was particularly detrimental to performance.

For the final three months of the fiscal year, the global real estate securities market produced a 6.15% return, as measured by the FTSE EPRA/NAREIT Developed Real Estate Index. During this period, the Fund’s performance was negatively affected by an overweight position in Hong Kong issuers, which performed poorly as a result of restrictive Chinese government policy measures. An underweight to the poorly performing Continental Europe region partially offset this negative impact.

How did the investment strategies and techniques employed by the Fund and its money managers affect its performance?

Cohen & Steers Capital Management, Inc. (“Cohen & Steers”) managed a broadly diversified portfolio of global property securities, taking a bottom-up approach to portfolio construction. Cohen & Steers’ process emphasizes the relationship between price and net asset value as the principal valuation metric. Cohen & Steers also evaluates multiple-to-growth ratios as indicators of value. Underperformance during the fiscal year was a result of adverse stock selection, particularly in the health care sector.

Real Estate Securities Fund	79

Russell Investment Funds

Real Estate Securities Fund

Portfolio Management Discussion — December 31, 2010 (Unaudited)

Heitman Real Estate Securities, LLC (“Heitman”) managed a concentrated portfolio with a bottom-up approach to stock selection focusing on companies that it believed had attractive valuations relative to growth prospects. Heitman underperformed its benchmark during the period extending from the beginning of the fiscal year to Heitman’s June 2010 termination date. Weak stock selection in the industrial, lodging/resorts and retail sectors drove underperformance. Sector allocation had a slight positive effect on performance due to an underweight to the underperforming mixed industrial/office sector.

INVESCO Advisers, Inc. (“Invesco”) manages a broadly diversified portfolio with exposure to all major property sectors. Its investment style incorporates fundamental property market research and bottom-up quantitative securities analysis. Invesco’s underperformance during the fiscal year was a result of weak stock selection. Stock selection in the apartments, shopping centers and health care sectors had the largest negative impact on performance. Sector allocation further detracted from performance, due to overweight positions in the underperforming health care, industrial and specialty sectors.

AEW Capital Management, L.P. (“AEW”) pursues a value-oriented style that focuses on identifying companies that it believes are mispriced relative to underlying real estate net asset value. AEW’s outperformance during the fiscal year was a result of strong security selection, particularly in the diversified, industrial and office sectors. AEW’s sector allocation also contributed modestly to performance due to an overweight to the outperforming apartment sector.

Describe any changes to the Fund’s structure or the money manager line-up.

Heitman Real Estate Securities, LLC was terminated in June 2010. Heitman’s portion of the Fund was re-allocated to the remaining managers.

The Fund was transitioned to a fully global strategy beginning October 1, 2010. All three managers in the Fund at that date were retained, and their mandates were expanded to cover global real estate securities.

Additionally, effective October 1, 2010, the Fund changed its status from non-diversified to diversified for purposes of the Investment Company Act of 1940, as amended.

Money Managers as of December 31, 2010	Styles
AEW Capital Management, L.P.	Value
Cohen & Steers Capital Management, Inc.	Market-Oriented
INVESCO Advisers, Inc. which acts as a money manager to the Fund through its INVESCO Real Estate division	Market-Oriented

The views expressed in this report reflect those of the portfolio managers only through the end of the period covered by the report. These views do not necessarily represent the views of RIMCo or any other person in RIMCo or any other affiliated organization. These views are subject to change at any time based upon market conditions or other events, and RIMCo disclaims any responsibility to update the views contained herein. These views should not be relied on as investment advice and, because investment decisions for Russell Investment Funds (“RIF”) are based on numerous factors, should not be relied on as an indication of investment decisions of any RIF Fund.

*	Assumes initial investment on January 1, 2001.

**	FTSE National Association of Real Estate Investment Trusts (NAREIT) Equity REITs Index is an index composed of all the data based on the last closing price of the month for all tax-qualified REITs listed on the New York Stock Exchange, American Stock Exchange, and the NASDAQ National Market System. The data is market value-weighted. The total-return calculation is based upon whether it is 1-month, 3-months or 12-months. Only those REITs listed for the entire period are used in the total return calculation.

***	FTSE EPRA/NAREIT Developed Real Estate Index (net) is designed to represent general trends in eligible listed real estate stocks worldwide. Relevant real estate activities are defined as the ownership, trading and development of income-producing real estate. The index also includes a range of regional and country indices, Dividend+ indices, Global Sectors, Investment Focus, and a REITs and Non-REITs series.

§	Annualized.

The performance shown in this section does not reflect any Insurance Company Separate Account or Policy Charges. Performance is historical and assumes reinvestment of all dividends and capital gains. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than when purchased. Past performance is not indicative of future results.

80	Real Estate Securities Fund

Russell Investment Funds

Real Estate Securities Fund

Shareholder Expense Example — December 31, 2010 (Unaudited)

Fund Expenses

The following disclosure provides important information regarding each Fund’s Expense Example, which appears on each Fund’s individual page in this Annual Report. Please refer to this information when reviewing the Expense Example for a Fund.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including advisory fees and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which for this Fund is from July 1, 2010 to December 31, 2010.

Actual Expenses

The information in the table under the heading “Actual Performance” provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first column in the row entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. The fee and expenses shown in this section do not reflect any Insurance Company Separate Account or Policy Charges.

Core Class	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value July 1, 2010	$1,000.00	$1,000.00
Ending Account Value December 31, 2010	$1,187.70	$1,020.11
Expenses Paid During Period*	$5.57	$5.14

*	Expenses are equal to the Fund’s annualized expense ratio of 1.01% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). May reflect amounts waived, reimbursed and/or other credits. Without any waivers, reimbursements and/or other credits, expenses would have been higher.

Real Estate Securities Fund	81

Russell Investment Funds

Real Estate Securities Fund

Schedule of Investments — December 31, 2010

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

Common Stocks - 96.6%
Australia - 8.5%
BGP Holdings PLC (Æ)(ö)(þ)	926,311	—
CFS Retail Property Trust (Ñ)	1,715,215	3,088
Charter Hall Group - ADR	323,757	821
Charter Hall Retail REIT (ö)	124,753	375
Dexus Property Group (Ñ)(ö)	1,833,199	1,490
FKP Property Group (Ñ)(ö)	1,894,753	1,657
Goodman Group (Ñ)(ö)	6,752,633	4,489
GPT Group (ö)	1,169,784	3,517
ING Industrial Fund (ö)	1,659,357	891
ING Office Fund (ö)	1,382,086	785
Mirvac Group (ö)	1,308,771	1,640
Stockland (Ñ)(ö)	2,719,183	10,013
Westfield Group	1,091,693	10,697
Westfield Retail Trust (Æ)(ö)	1,008,948	2,652

		42,115

Austria - 0.3%
Atrium European Real Estate, Ltd.	33,423	195
Conwert Immobilien Invest SE	73,474	1,056

		1,251

Brazil - 1.0%
BR Malls Participacoes SA	185,782	1,914
BR Properties SA	151,936	1,662
MRV Engenharia e Participacoes SA	124,317	1,169

		4,745

Canada - 3.2%
Boardwalk Real Estate Investment Trust (ö)	61,619	2,556
Brookfield Properties Corp.	113,100	1,993
Chartwell Seniors Housing Real Estate Investment Trust (ö)	90,764	747
Cominar Real Estate Investment Trust (ö)	34,297	719
Dundee Real Estate Investment Trust (ö)	61,100	1,855
First Capital Realty, Inc. Class A (Ñ)	20,300	308
Morguard Real Estate Investment Trust (ö)	32,200	476
Primaris Retail Real Estate Investment Trust (ö)	149,756	2,944
RioCan Real Estate Investment Trust (ö)	186,695	4,131

		15,729

Finland - 0.8%
Citycon OYJ	124,468	512
Sponda OYJ	634,645	3,291

		3,803

France - 3.7%
Fonciere Des Regions (ö)	10,579	1,024
Gecina SA	7,600	836
ICADE	2,500	255
Klepierre - GDR (ö)	54,709	1,974
Mercialys SA	13,911	522
Societe de la Tour Eiffel (ö)	3,184	247

	Principal Amount ($) or Shares	Market Value $
Societe Immobiliere de Location pour l’Industrie et le Commerce	12,534	1,553
Unibail-Rodamco SE - ADR	60,154	11,895

		18,306

Germany - 0.3%
Deutsche Euroshop AG	4,411	171
Deutsche Wohnen AG (Æ)	91,470	1,284
GAGFAH SA	19,000	170

		1,625

Hong Kong - 16.7%
Agile Property Holdings, Ltd. (Ñ)	2,020,000	2,973
China Overseas Land & Investment, Ltd. (Ñ)	3,396,000	6,282
China Resources Land, Ltd.	840,000	1,535
Glorious Property Holdings, Ltd.	2,205,000	757
Guangzhou R&F Properties Co., Ltd. (Ñ)	568,400	813
Hang Lung Properties, Ltd. - ADR	1,156,000	5,406
Henderson Land Development Co., Ltd.	496,000	3,382
Hongkong Land Holdings, Ltd. (Ñ)	1,442,000	10,412
Hysan Development Co., Ltd.	618,000	2,910
Kerry Properties, Ltd.	723,000	3,767
KWG Property Holding, Ltd. (Ñ)	2,130,068	1,622
Link REIT (The) (ö)	679,500	2,112
Longfor Properties Co., Ltd.	621,000	864
New World Development, Ltd. (Ñ)	1,596,775	3,000
Shangri-La Asia, Ltd.	276,000	749
Shimao Property Holdings, Ltd. (Ñ)	2,434,000	3,676
Sino Land Co., Ltd.	1,294,817	2,422
Sino-Ocean Land Holdings, Ltd.	618,000	405
Sun Hung Kai Properties, Ltd.	1,364,000	22,655
Swire Pacific, Ltd. Class A	77,500	1,274
Wharf Holdings, Ltd.	731,809	5,630

		82,646

Italy - 0.2%
Beni Stabili SpA	925,099	783

Japan - 9.1%
Advance Residence Investment Corp. Class A (ö)	320	717
Aeon Mall Co., Ltd.	25,100	674
Frontier Real Estate Investment Corp. (ö)	88	840
Japan Prime Realty Investment Corp. Class A (Ñ)(ö)	272	838
Japan Real Estate Investment Corp. Class A (ö)	334	3,464
Japan Retail Fund Investment Corp. Class A (ö)	955	1,831
Kenedix Realty Investment Corp. Class A (ö)	167	785
Mitsubishi Estate Co., Ltd.	574,000	10,647
Mitsui Fudosan Co., Ltd.	829,000	16,528
Nippon Building Fund, Inc. Class A (Ñ)(ö)	232	2,381
Nomura Real Estate Holdings, Inc.	45,700	832
NTT Urban Development Corp.	1,630	1,606
Orix JREIT, Inc. Class A (ö)	53	345

82	Real Estate Securities Fund

Russell Investment Funds

Real Estate Securities Fund

Schedule of Investments, continued — December 31, 2010

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

Sumitomo Realty & Development Co., Ltd.	136,600	3,263

		44,751

Netherlands - 1.4%
Corio NV (ö)	71,610	4,595
Eurocommercial Properties NV (ö)	31,872	1,467
Wereldhave NV (ö)	11,226	1,096

		7,158

Norway - 0.3%
Norwegian Property ASA (Æ)	778,293	1,381

Philippines - 0.3%
SM Prime Holdings, Inc.	5,702,917	1,481

Singapore - 5.7%
Allgreen Properties, Ltd.	1,307,000	1,202
Ascendas Real Estate Investment Trust (Æ)(ö)	754,009	1,216
CapitaCommercial Trust ()(Ñ)(ö)	3,105,000	3,629
CapitaLand, Ltd.	2,659,000	7,688
CapitaMall Trust Class A (Æ)(ö)	612,000	930
CapitaMalls Asia, Ltd. (Ñ)	1,543,000	2,332
City Developments, Ltd.	160,000	1,566
Frasers Centrepoint Trust	988,480	1,155
Global Logistic Properties, Ltd. (Ñ)	416,000	700
Keppel Land, Ltd. (Ñ)	959,435	3,588
Mapletree Logistics Trust (ö)	1,374,608	1,034
Overseas Union Enterprise, Ltd.	346,000	887
Suntec Real Estate Investment Trust	1,974,500	2,308

		28,235

Sweden - 1.2%
Castellum AB	197,035	2,682
Fabege AB (Ñ)	251,511	2,937
Hufvudstaden AB Class A	45,000	526

		6,145

Switzerland - 0.4%
PSP Swiss Property AG (Æ)	12,076	969
Swiss Prime Site AG Class A (Æ)	14,937	1,114

		2,083

United Kingdom - 5.0%
Big Yellow Group PLC (ö)	110,102	601
British Land Co. PLC (ö)	690,757	5,648
Capital & Counties Properties PLC	185,853	437
Derwent London PLC	106,770	2,599
Great Portland Estates PLC	297,415	1,673
Hammerson PLC	691,416	4,498
Hansteen Holdings PLC (ö)	261,491	332
Land Securities Group PLC (ö)	432,321	4,544
Metric Property Investments PLC (Æ)(ö)	172,700	289
Segro PLC (ö)	580,549	2,592
Shaftesbury PLC (ö)	84,519	590

	Principal Amount ($) or Shares	Market Value $
Unite Group PLC	273,221	827

		24,630

United States - 38.5%
Acadia Realty Trust (ö)	39,000	711
Alexandria Real Estate Equities, Inc. (Ñ)(ö)	31,800	2,329
AMB Property Corp. (ö)	40,500	1,284
American Campus Communities, Inc. (ö)	9,100	289
Apartment Investment & Management Co. Class A (Ñ)(ö)	53,500	1,382
AvalonBay Communities, Inc. (Ñ)(ö)	69,732	7,848
BioMed Realty Trust, Inc. (ö)	113,587	2,118
Boston Properties, Inc. (ö)	78,733	6,779
BRE Properties, Inc. Class A (ö)	12,246	533
Brookdale Senior Living, Inc. (Æ)	44,084	944
Camden Property Trust (Ñ)(ö)	70,300	3,795
Campus Crest Communities, Inc. (Ñ)(ö)	25,900	363
CBL & Associates Properties, Inc. (Ñ)(ö)	145,102	2,540
Coresite Realty Corp. (Ñ)(ö)	13,600	186
Corporate Office Properties Trust (Ñ)(ö)	20,467	715
DCT Industrial Trust, Inc. (Ñ)(ö)	209,700	1,113
Developers Diversified Realty Corp. (Ñ)(ö)	290,909	4,098
DiamondRock Hospitality Co. (Æ)(ö)	67,500	810
Digital Realty Trust, Inc. (Ñ)(ö)	56,200	2,896
Duke Realty Corp. (ö)	38,562	481
DuPont Fabros Technology, Inc. (Ñ)(ö)	86,300	1,836
Entertainment Properties Trust (ö)	21,400	990
Equity Lifestyle Properties, Inc. (ö)	11,000	615
Equity Residential (ö)	219,732	11,416
Essex Property Trust, Inc. (Ñ)(ö)	24,400	2,787
Excel Trust, Inc. (Ñ)(ö)	9,500	115
Extra Space Storage, Inc. (Ñ)(ö)	94,400	1,643
Federal Realty Investment Trust (Ñ)(ö)	25,000	1,948
First Potomac Realty Trust (Ñ)(ö)	61,700	1,038
Forest City Enterprises, Inc. Class A (Æ)	142,689	2,381
General Growth Properties, Inc. (Æ)(ö)	165,157	2,557
HCP, Inc. (ö)	77,200	2,840
Health Care REIT, Inc. (ö)	70,600	3,364
Hersha Hospitality Trust Class A (ö)	208,234	1,374
Highwoods Properties, Inc. (Ñ)(ö)	41,500	1,322
Home Properties, Inc. (Ñ)(ö)	17,400	966
Host Hotels & Resorts, Inc. (Ñ)(ö)	534,464	9,551
Hudson Pacific Properties, Inc. (ö)	12,200	184
Hyatt Hotels Corp. (Æ)	39,213	1,794
Kilroy Realty Corp. (Ñ)(ö)	66,000	2,407
Kimco Realty Corp. (ö)	349,084	6,298
LaSalle Hotel Properties (ö)	23,400	618
Liberty Property Trust (Ñ)(ö)	172,479	5,506
Macerich Co. (The) (ö)	117,467	5,564
Marriott International, Inc. Class A	16,382	681
Mid-America Apartment Communities, Inc. (ö)	10,100	641
National Retail Properties, Inc. (Ñ)(ö)	65,600	1,738
Nationwide Health Properties, Inc. (ö)	98,300	3,576
Omega Healthcare Investors, Inc. (ö)	73,762	1,655
Pebblebrook Hotel Trust (Ñ)(ö)	31,400	638

Real Estate Securities Fund	83

Russell Investment Funds

Real Estate Securities Fund

Schedule of Investments, continued — December 31, 2010

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares		Market Value $

Piedmont Office Realty Trust, Inc. Class A (Ñ)(ö)	64,100		1,291
Post Properties, Inc. (Ñ)(ö)	80,430		2,920
ProLogis (ö)	450,668		6,507
PS Business Parks, Inc. (ö)	16,677		929
Public Storage (ö)	68,568		6,954
Regency Centers Corp. (Ñ)(ö)	87,300		3,687
Retail Opportunity Investments Corp. (Ñ)(ö)	73,400		727
Senior Housing Properties Trust (ö)	72,600		1,593
Simon Property Group, Inc. (ö)	233,937		23,274
SL Green Realty Corp. (ö)	61,426		4,147
Sovran Self Storage, Inc. (ö)	16,900		622
Starwood Hotels & Resorts Worldwide, Inc. (Ñ)(ö)	23,139		1,406
Sunstone Hotel Investors, Inc. (Æ)(ö)	179,723		1,857
Taubman Centers, Inc. (ö)	5,400		273
UDR, Inc. (ö)	101,321		2,383
Ventas, Inc. (ö)	82,501		4,330
Vornado Realty Trust (ö)	71,200		5,933
Washington Real Estate Investment Trust (ö)	29,200		905
Weingarten Realty Investors (Ñ)(ö)	42,439		1,008

			190,003

Total Common Stocks (cost $398,069)			476,870

Short-Term Investments - 2.9%
United States - 2.9%
Russell U.S. Cash Management Fund	14,148,240	(¥)	14,148

Total Short-Term Investments (cost $14,148)			14,148

Other Securities - 15.2%
Russell Investment Funds Liquidating Trust (×)	31,749,921	(¥)	31,750
Russell U.S. Cash Collateral Fund (×)	43,540,636	(¥)	43,541

Total Other Securities (cost $75,291)			75,291

Total Investments - 114.7% (identified cost $487,508)			566,309

Other Assets and Liabilities, Net - (14.7%)			(72,413)

Net Assets - 100.0%			493,896

A portion of the portfolio has been fair valued as of period end.

See accompanying notes which are an integral part of the financial statements.

84	Real Estate Securities Fund

Russell Investment Funds

Real Estate Securities Fund

Schedule of Investments, continued — December 31, 2010

Amounts in thousands (except share amounts)

Foreign Currency Exchange Contracts

Counterparty	Amount Sold		Amount Bought		Settlement Date	Unrealized Appreciation (Depreciation) $

Deutsche Bank AG	EUR	4	USD	5	01/04/11	—
Deutsche Bank AG	EUR	5	USD	6	01/04/11	—
State Street Bank & Trust Co.	USD	6	AUD	6	01/04/11	—
State Street Bank & Trust Co.	USD	92	AUD	91	01/04/11	1
State Street Bank & Trust Co.	USD	51	AUD	50	01/05/11	—
State Street Bank & Trust Co.	USD	17	CAD	17	01/05/11	—
State Street Bank & Trust Co.	USD	15	EUR	11	01/03/11	—
State Street Bank & Trust Co.	USD	9	EUR	7	01/04/11	—
State Street Bank & Trust Co.	USD	2	GBP	1	01/04/11	—
State Street Bank & Trust Co.	USD	2	GBP	1	01/04/11	—
State Street Bank & Trust Co.	USD	2	GBP	1	01/04/11	—
State Street Bank & Trust Co.	USD	3	GBP	2	01/05/11	—
State Street Bank & Trust Co.	USD	4	GBP	3	01/05/11	—
State Street Bank & Trust Co.	USD	9	GBP	6	01/05/11	—
State Street Bank & Trust Co.	USD	37	HKD	284	01/03/11	—
State Street Bank & Trust Co.	USD	135	HKD	1,054	01/03/11	—
State Street Bank & Trust Co.	USD	110	HKD	857	01/04/11	—
State Street Bank & Trust Co.	USD	122	HKD	948	01/04/11	—
State Street Bank & Trust Co.	USD	13	JPY	1,038	01/04/11	—
State Street Bank & Trust Co.	USD	18	JPY	1,496	01/04/11	—
State Street Bank & Trust Co.	USD	5	PHP	201	01/03/11	—
State Street Bank & Trust Co.	USD	2	PHP	89	01/04/11	—
State Street Bank & Trust Co.	USD	20	SGD	26	01/03/11	—
State Street Bank & Trust Co.	USD	94	SGD	121	01/03/11	—
State Street Bank & Trust Co.	USD	111	SGD	143	01/03/11	—
State Street Bank & Trust Co.	USD	17	SGD	21	01/04/11	—
State Street Bank & Trust Co.	USD	38	SGD	49	01/04/11	—
State Street Bank & Trust Co.	USD	56	SGD	72	01/04/11	—
State Street Bank & Trust Co.	AUD	60	USD	61	01/04/11	—
State Street Bank & Trust Co.	AUD	186	USD	189	01/05/11	(1)
State Street Bank & Trust Co.	CAD	4	USD	4	01/04/11	—
State Street Bank & Trust Co.	CAD	62	USD	62	01/04/11	—
State Street Bank & Trust Co.	CAD	1	USD	1	01/05/11	—
State Street Bank & Trust Co.	EUR	6	GBP	5	01/04/11	—
State Street Bank & Trust Co.	EUR	43	GBP	36	01/04/11	—
State Street Bank & Trust Co.	EUR	—	USD	—	01/03/11	—
State Street Bank & Trust Co.	EUR	8	USD	11	01/03/11	—
State Street Bank & Trust Co.	EUR	5	USD	7	01/05/11	—
State Street Bank & Trust Co.	GBP	16	EUR	19	01/04/11	—
State Street Bank & Trust Co.	GBP	25	EUR	29	01/04/11	—
State Street Bank & Trust Co.	HKD	418	USD	54	01/03/11	—
State Street Bank & Trust Co.	HKD	117	USD	15	01/04/11	—
State Street Bank & Trust Co.	HKD	292	USD	38	01/04/11	—
State Street Bank & Trust Co.	JPY	27,511	USD	337	01/05/11	(2)
State Street Bank & Trust Co.	JPY	12,070	USD	148	01/06/11	—
State Street Bank & Trust Co.	SGD	115	USD	89	01/03/11	—
State Street Bank & Trust Co.	SGD	13	USD	10	01/04/11	—

Total Unrealized Appreciation (Depreciation) on Open Foreign Currency Exchange Contracts						(2)

See accompanying notes which are an integral part of the financial statements.

Real Estate Securities Fund	85

Russell Investment Funds

Real Estate Securities Fund

Presentation of Portfolio Holdings — December 31, 2010

Amounts in thousands

	Market Value				% of Net Assets
Portfolio Summary	Level 1	Level 2	Level 3	Total
Common Stocks
Australia	$42,115	$—	$—	$42,115	8.5
Austria	1,251	—	—	1,251	0.3
Brazil	4,745	—	—	4,745	1.0
Canada	15,729	—	—	15,729	3.2
Finland	3,803	—	—	3,803	0.8
France	18,306	—	—	18,306	3.7
Germany	1,625	—	—	1,625	0.3
Hong Kong	82,646	—	—	82,646	16.7
Italy	783	—	—	783	0.2
Japan	44,751	—	—	44,751	9.1
Netherlands	7,158	—	—	7,158	1.4
Norway	1,381	—	—	1,381	0.3
Philippines	1,481	—	—	1,481	0.3
Singapore	28,235	—	—	28,235	5.7
Sweden	6,145	—	—	6,145	1.2
Switzerland	2,083	—	—	2,083	0.4
United Kingdom	24,630	—	—	24,630	5.0
United States	190,003	—	—	190,003	38.5
Short-Term Investments	—	14,148	—	14,148	2.9
Other Securities	—	75,291	—	75,291	15.2

Total Investments	476,870	89,439	—	566,309	114.7

Other Assets and Liabilities, Net					(14.7)

					100.0

Other Financial Instruments
Foreign Currency Exchange Contracts	(2)	—	—	(2)	—	*

Total Other Financial Instruments**	(2)	—	—	(2)

*	Less than .05% of net assets.

**	Other financial instruments reflected in the Schedule of Investments, such as futures, forwards, and swap contracts which are valued at the unrealized appreciation/depreciation on the instruments.

For a description of the levels see note 2 in the Notes to Financial Statements.

86	Real Estate Securities Fund

Russell Investment Funds

Real Estate Securities Fund

Fair Value of Derivative Instruments — December 31, 2010

Amounts in thousands

Derivatives not accounted for as hedging instruments	Foreign Currency Contracts

Location: Statement of Assets and Liabilities - Assets
Unrealized appreciation on foreign currency exchange contracts	$1

Location: Statement of Assets and Liabilities - Liabilities
Unrealized depreciation on foreign currency exchange contracts	$3

Derivatives not accounted for as hedging instruments	Foreign Currency Contracts
Location: Statement of Operations - Net realized gain (loss)
Foreign currency-related transactions	$642

Location: Statement of Operations - Net change in unrealized appreciation (depreciation)
Foreign currency-related transactions	$(2)

For further disclosure on derivatives see note 2 in Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

Real Estate Securities Fund	87

Russell Investment Funds

Notes to Schedules of Investments — December 31, 2010

Footnotes:

(Æ)	Nonincome-producing security.
(ö)	Real Estate Investment Trust (REIT).
(§)	All or a portion of the shares of this security are held as collateral in connection with futures contracts purchased (sold), options written, or swaps entered into by the Fund.
(ž)	Rate noted is yield-to-maturity from date of acquisition.
(ç)	At amortized cost, which approximates market.
(Ê)	Adjustable or floating rate security. Rate shown reflects rate in effect at period end.
(Ï)	Forward commitment.
(ƒ)	Perpetual floating rate security. Rate shown reflects rate in effect at period end.
(µ)	Bond is insured by a guarantor.
(æ)	Pre-refunded: These bonds are collateralized by US Treasury securities, which are held in escrow by a trustee and used to pay principal and interest in the tax-exempt issue and to retire the bonds in full at the earliest refunding date. The rate noted is for descriptive purposes; effective yield may vary.
(Ø)	In default.
(ß)	Illiquid security.
(×)	The security is purchased with the cash collateral from the securities loaned.
(Ñ)	All or a portion of the shares of this security are on loan.
(Þ)	Restricted security. Security may have contractual restrictions on resale, may have been offered in a private placement transaction, and may not be registered under the Securities Act of 1933.
(Å)	Illiquid and restricted security.
(å)	Currency balances were held in connection with futures contracts purchased (sold), options written, or swaps entered into by the Fund. See Note 2.
(£)	A portion of this asset has been segregated to cover the liability caused by the valuation of SLQT.
(¥)	Unrounded units

Abbreviations:

144A - Represents private placement security for qualified buyers according to rule 144A of the Securities Act of 1933.

ADR - American Depositary Receipt

ADS - American Depositary Share

BBSW - Australian Bank Bill Short Term Rate

CIBOR - Copenhagen Interbank Offered Rate

CME - Chicago Mercantile Exchange

CMO - Collateralized Mortgage Obligation

CVO - Contingent Value Obligation

EMU - European Economic and Monetary Union

EURIBOR - Euro Interbank Offered Rate

FDIC - Federal Deposit Insurance Company

GDR - Global Depositary Receipt

GDS - Global Depositary Share

LIBOR - London Interbank Offered Rate

NIBOR - Norwegian Interbank Offered Rate

PIK - Payment in Kind

REMIC - Real Estate Mortgage Investment Conduit

STRIP - Separate Trading of Registered Interest and Principal of Securities

TBA - To Be Announced Security

Foreign Currency Abbreviations:

ARS - Argentine peso	HKD - Hong Kong dollar	PLN - Polish zloty
AUD - Australian dollar	HUF - Hungarian forint	RUB - Russian ruble
BRL - Brazilian real	IDR - Indonesian rupiah	SEK - Swedish krona
CAD - Canadian dollar	ILS - Israeli shekel	SGD - Singapore dollar
CHF - Swiss franc	INR - Indian rupee	SKK - Slovakian koruna
CLP - Chilean peso	JPY - Japanese yen	THB - Thai baht
CNY - Chinese renminbi yuan	KES - Kenyan schilling	TRY - Turkish lira
COP - Colombian peso	KRW - South Korean won	TWD - Taiwanese dollar
CRC - Costa Rica colon	MXN - Mexican peso	USD - United States dollar
CZK - Czech koruna	MYR - Malaysian ringgit	VEB - Venezuelan bolivar
DKK - Danish krone	NOK - Norweigian Krone	VND - Vietnamese dong
EGP - Egyptian pound	NZD - New Zealand dollar	ZAR - South African rand
EUR - Euro	PEN - Peruvian nouveau sol
GBP - British pound sterling	PHP - Philippine peso

88	Notes to Schedules of Investments

Russell Investment Funds

Statements of Assets and Liabilities — December 31, 2010

Amounts in thousands	Multi-Style Equity Fund	Aggressive Equity Fund	Non-U.S. Fund	Core Bond Fund	Real Estate Securities Fund

Assets
Investments, at identified cost	$393,866	$229,720	$329,139	$539,967	$487,508
Investments, at market***	466,583	265,582	380,489	548,093	566,309
Cash	—	—	13	91	—
Cash (restricted)	1,950	700	2,000	602	—
Deposits with brokers for securities sold short					—
Foreign currency holdings*	—	—	996	280	3,243
Unrealized appreciation on foreign currency exchange contracts	—	—	302	674	1
Receivables:
Dividends and interest	446	208	591	3,255	1,343
Dividends from affiliated Russell money market funds	1	1	2	6	1
Investments sold	1,140	487	1,249	90,142	1,755
Fund shares sold	300	78	287	426	177
Foreign taxes recoverable	—	—	173	—	17
Investments Matured	—	—	—	275	—
Daily variation margin on futures contracts	—	—	4	573	—
Other receivable	—	—	7	2
Prepaid expenses	—	—	4	—	—
Interest rate swap contracts, at market value*****	—	—	—	2,217	—
Credit default swap contracts, at market value****	—	—	—	791	—

Total assets	470,420	267,056	386,117	647,427	572,846

Liabilities
Payables:
Due to broker	—	—	—	4,680	—
Investments purchased	1,656	948	1,460	153,793	3,175
Fund shares redeemed	6	21	8	89	34
Accrued fees to affiliates	264	138	269	210	351
Other accrued expenses	58	41	55	95	96
Daily variation margin on futures contracts	18	58	64	20	—
Deferred tax liability	—	—	21	—
Unrealized depreciation on foreign currency exchange contracts	—	—	62	462	3
Unrealized depreciation on index swaps	—	—	—	—	—
Options written, at market value**	—	—	—	1,101	—
Payable upon return of securities loaned	67,947	74,087	17,308	13,164	75,291
Interest rate swap contracts, at market value*****	—	—	—	1,752	—
Credit default swap contracts, at market value****	—	—	—	163	—

Total liabilities	69,949	75,293	19,247	175,529	78,950

Net Assets	$400,471	$191,763	$366,870	$471,898	$493,896

See accompanying notes which are an integral part of the financial statements.

Statements of Assets and Liabilities	89

Russell Investment Funds

Statements of Assets and Liabilities, continued — December 31, 2010

Amounts in thousands	Multi-Style Equity Fund	Aggressive Equity Fund	Non-U.S. Fund	Core Bond Fund	Real Estate Securities Fund

Net Assets Consist of:
Undistributed (overdistributed) net investment income	$876	$128	$3,754	$683	$1,865
Accumulated net realized gain (loss)	(93,588)	(51,376)	(102,124)	1,896	(35,827)
Unrealized appreciation (depreciation) on:
Investments (Russell non-U.S. Funds — net of deferred tax liability for foreign capital gains taxes)	72,717	35,862	51,329	8,126	78,801
Futures contracts	174	122	11	(403)	—
Options written	—	—	—	(228)	—
Credit default swap contracts	—	—	—	(584)	—
Index swap contracts	—	—	—	—	—
Interest rate swap contracts	—	—	—	(105)	—
Investments matured	—	—	—	(925)	—
Foreign currency-related transactions	—	—	254	222	—
Other investments	—	—	7	2	74
Shares of beneficial interest	295	161	359	449	355
Additional paid-in capital	419,997	206,866	413,280	462,765	448,628

Net Assets	$400,471	$191,763	$366,870	$471,898	$493,896

Net Asset Value, offering and redemption price per share:
Net asset value per share:	$13.58	$11.92	$10.21	$10.51	$13.92
Net assets	$400,470,952	$191,762,934	$366,870,460	$471,898,152	$493,896,005
Shares outstanding ($.01 par value)	29,490,073	16,093,824	35,934,170	44,896,324	35,475,143
Amounts in thousands
* Foreign currency holdings - cost	$—	$—	$994	$276	$3,173
** Premiums received on options written	$—	$—	$—	$873	$—
*** Securities on loan included in investments	$74,100	$73,000	$16,524	$12,933	$72,642
**** Credit default swap contracts - premiums paid (received)	$—	$—	$—	$1,212	$—
***** Interest rate swap contracts - premiums paid (received)	$—	$—	$—	$570	$—
****** Investments matured - cost	$—	$—	$—	$1,200	$—

See accompanying notes which are an integral part of the financial statements.

90	Statements of Assets and Liabilities

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Russell Investment Funds

Statements of Operations — For the Period Ended December 31, 2010

Amounts in thousands	Multi-Style Equity Fund	Aggressive Equity Fund

Investment Income
Dividends	$6,718	$2,384
Dividends from affiliated Russell money market funds	15	7
Interest	—	—
Securities lending income	45	99
Less foreign taxes withheld	—	—

Total investment income	6,778	2,490

Expenses
Advisory fees	2,717	1,502
Administrative fees	186	83
Custodian fees	147	121
Transfer agent fees - Core Class	16	7
Professional fees	59	48
Trustees’ fees	8	4
Printing fees	163	71
Dividends from securities sold short	—	—
Miscellaneous	20	14

Expenses before reductions	3,316	1,850
Expense reductions	—	(100)

Net expenses	3,316	1,750

Net investment income (loss)	3,462	740

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments (Russell non-U.S. funds - net of deferred tax liability for foreign capital gains taxes)	26,918	20,726
Futures contracts	2,066	2,062
Options written	—	—
Credit default swap contracts	—	—
Interest rate swap contracts	—	—
Foreign currency-related transactions	(3)	—

Net realized gain (loss)	28,981	22,788

Net change in unrealized appreciation (depreciation) on:
Investments (Russell non-U.S. funds - net of deferred tax liability for foreign capital gains taxes)	24,845	15,083
Futures contracts	(189)	(255)
Options written	—	—
Credit default swap contracts	—	—
Interest rate swap contracts	—	—
Investments matured	—	—
Foreign currency-related transactions	—	—
Other investments	—	—

Net change in unrealized appreciation (depreciation)	24,656	14,828

Net realized and unrealized gain (loss)	53,637	37,616

Net Increase (Decrease) in Net Assets from Operations	$57,099	$38,356

See accompanying notes which are an integral part of the financial statements.

92	Statements of Operations

Non-U.S. Fund	Core Bond Fund	Real Estate Securities Fund

$8,250	$4	$16,347
24	39	16
—	18,398	1
213	29	206
(775)	—	(409)

7,712	18,470	16,161

2,950	2,435	3,582
164	221	224
281	352	301
14	20	20
70	80	69
7	10	9
141	183	171
—	1	—
29	25	39

3,656	3,327	4,415
(197)	(310)	—

3,459	3,017	4,415

4,253	15,453	11,746

3,688	7,242	85,209
915	4,097	—
—	613	—
—	65	—
—	117	—
(953)	(194)	(237)

3,650	11,940	84,972

29,138	14,682	(4,409)
(544)	511	—
—	(436)	—
—	297	—
—	(614)	—
—	(925)	—
1,077	147	74
—	(2)	—

29,671	13,660	(4,335)

33,321	25,600	80,637

$37,574	$41,053	$92,383

See accompanying notes which are an integral part of the financial statements.

Statements of Operations	93

Russell Investment Funds

Statements of Changes in Net Assets — For the Periods Ended December 31,

	Multi-Style Equity Fund		Aggressive Equity Fund
Amounts in thousands	2010	2009	2010	2009

Increase (Decrease) in Net Assets

Operations
Net investment income (loss)	$3,462	$3,384	$740	$860
Net realized gain (loss)	28,981	(37,389)	22,788	(16,950)
Net change in unrealized appreciation (depreciation)	24,656	126,483	14,828	56,497

Net increase (decrease) in net assets from operations	57,099	92,478	38,356	40,407

Distributions
From net investment income	(3,360)	(4,298)	(778)	(695)
From net realized gain	—	—	—	—

Net decrease in net assets from distributions	(3,360)	(4,298)	(778)	(695)

Share Transactions
Net increase (decrease) in net assets from share transactions	(30,019)	(9,640)	(4,486)	(4,129)

Total Net Increase (Decrease) in Net Assets	23,720	78,540	33,092	35,583

Net Assets
Beginning of period	376,751	298,211	158,671	123,088

End of period	$400,471	$376,751	$191,763	$158,671

Undistributed (overdistributed) net investment income included in net assets	$876	$777	$128	$165

See accompanying notes which are an integral part of the financial statements.

94	Statements of Changes in Net Assets

Non-U.S. Fund		Core Bond Fund		Real Estate Securities Fund
2010	2009	2010	2009	2010	2009

$4,253	$4,273	$15,453	$15,362	$11,746	$10,546
3,650	(16,624)	11,940	6,556	84,972	(39,112)
29,671	81,171	13,660	28,987	(4,335)	130,393

37,574	68,820	41,053	50,905	92,383	101,827

(2,908)	(7,901)	(16,869)	(16,238)	(9,960)	(14,717)
—	—	(12,359)	(4,631)	—	—

(2,908)	(7,901)	(29,228)	(20,869)	(9,960)	(14,717)

10,059	5,476	59,504	51,424	765	20,182

44,725	66,395	71,329	81,460	83,188	107,292

322,145	255,750	400,569	319,109	410,708	303,416

$366,870	$322,145	$471,898	$400,569	$493,896	$410,708

$3,754	$2,995	$683	$2,066	$1,865	$103

See accompanying notes which are an integral part of the financial statements.

Statements of Changes in Net Assets	95

Russell Investment Funds

Financial Highlights

For a Share Outstanding Throughout Each Period.

	$ Net Asset Value, Beginning of Period	$ Net Investment Income (Loss)(a)	$ Net Realized and Unrealized Gain (Loss)	$ Total from Investment Operations	$ Distributions from Net Investment Income	$ Distributions from Net Realized Gain	$ Return of Capital
Multi-Style Equity Fund
December 31, 2010	11.77	.11	1.81	1.92	(.11)	—	—
December 31, 2009	9.00	.10	2.80	2.90	(.13)	—	—
December 31, 2008	15.65	.19	(6.52)	(6.33)	(.19)	(.13)	—
December 31, 2007	14.93	.16	1.37	1.53	(.16)	(.65)	—
December 31, 2006	13.37	.14	1.55	1.69	(.13)	—	—
Aggressive Equity Fund
December 31, 2010	9.59	.04	2.34	2.38	(.05)	—	—
December 31, 2009	7.18	.05	2.40	2.45	(.04)	—	—
December 31, 2008	12.99	.09	(5.81)	(5.72)	(.09)	— (c)	—
December 31, 2007	14.45	.06	.40	.46	(.05)	(1.87)	—
December 31, 2006	14.40	.03	2.10	2.13	(.03)	(2.05)	—
Non-U.S. Fund
December 31, 2010	9.25	.12	.92	1.04	(.08)	—	—
December 31, 2009	7.48	.12	1.88	2.00	(.23)	—	—
December 31, 2008	13.20	.21	(5.83)	(5.62)	—	(.10)	—
December 31, 2007	15.01	.25	1.14	1.39	(.38)	(2.82)	—
December 31, 2006	12.68	.23	2.75	2.98	(.35)	(.30)	—
Core Bond Fund
December 31, 2010	10.20	.37	.63	1.00	(.40)	(.29)	—
December 31, 2009	9.33	.44	1.02	1.46	(.46)	(.13)	—
December 31, 2008	10.32	.47	(.86)	(.39)	(.39)	(.21)	—
December 31, 2007	10.14	.51	.20	.71	(.53)	—	—
December 31, 2006	10.23	.45	(.08)	.37	(.46)	—	—
Real Estate Securities Fund
December 31, 2010	11.58	.33	2.29	2.62	(.28)	—	—
December 31, 2009	9.30	.30	2.41	2.71	(.43)	—	—
December 31, 2008	15.22	.38	(6.03)	(5.65)	(.27)	—	—
December 31, 2007	21.34	.35	(3.68)	(3.33)	(.47)	(2.32)	—
December 31, 2006	17.28	.37	5.72	6.09	(.39)	(1.64)	—

See accompanying notes which are an integral part of the financial statements.

96	Financial Highlights

$ Total Distributions	$ Net Asset Value, End of Period	% Total Return	$ Net Assets, End of Period (000)	% Ratio of Expenses to Average Net Assets, Net(b)	% Ratio of Expenses to Average Net Assets, Gross	% Ratio of Net Investment Income to Average Net Assets	% Portfolio Turnover Rate

(.11)	13.58	16.46	400,471	.89	.89	.93	105
(.13)	11.77	32.72	376,751	.85	.86	1.06	136
(.32)	9.00	(41.15)	298,211	.87	.89	1.50	135
(.81)	15.65	10.36	479,922	.87	.87	1.04	136
(.13)	14.93	12.75	417,507	.87	.87	1.03	128

(.05)	11.92	24.88	191,763	1.05	1.11	.44	107
(.04)	9.59	34.32	158,671	1.02	1.13	.65	161
(.09)	7.18	(44.16)	123,088	1.05	1.18	.84	161
(1.92)	12.99	3.42	228,927	1.05	1.13	.39	180
(2.08)	14.45	14.79	223,646	1.05	1.12	.16	184

(.08)	10.21	11.42	366,870	1.06	1.12	1.30	49
(.23)	9.25	27.33	322,145	1.04	1.12	1.56	133
(.10)	7.48	(42.79)	255,750	1.15	1.21	2.01	123
(3.20)	13.20	10.12	431,686	1.15	1.18	1.70	106
(.65)	15.01	23.64	369,884	1.15	1.21	1.64	111

(.69)	10.51	10.02	471,898	.68	.75	3.48	195
(.59)	10.20	16.18	400,569	.66	.73	4.49	151
(.60)	9.33	(3.87)	319,109	.70	.77	4.70	164
(.53)	10.32	7.24	346,067	.70	.78	5.04	965
(.46)	10.14	3.72	265,783	.70	.73	4.40	453

(.28)	13.92	22.92	493,896	.99	.99	2.62	150
(.43)	11.58	31.16	410,708	.97	.97	3.36	110
(.27)	9.30	(37.76)	303,416	.96	.96	2.72	71
(2.79)	15.22	(15.86)	488,809	.92	.92	1.75	77
(2.03)	21.34	35.84	625,477	.90	.91	1.86	53

See accompanying notes which are an integral part of the financial statements.

Financial Highlights	97

Russell Investment Funds

Notes to Financial Highlights — December 31, 2010

(a)	Average daily shares outstanding were used for this calculation.
(b)	May reflect amounts waived and/or reimbursed by RIMCo, and for certain funds, custody credit arrangements.
(c)	Less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

98	Notes to Financial Highlights

Russell Investment Funds

Notes to Financial Statements — December 31, 2010

1.	Organization

Russell Investment Funds (the “Investment Company” or “RIF”) is a series investment company with nine different investment portfolios referred to as Funds. These financial statements report on five of these Funds (each a “Fund” and collectively the “Funds”). The Investment Company provides the investment base for one or more variable insurance products issued by one or more insurance companies. These Funds are offered at NAV to qualified insurance company separate accounts offering variable insurance products. The Investment Company is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. It is organized and operated as a Massachusetts business trust under an Amended and Restated Master Trust Agreement dated October 1, 2008 (“Master Trust Agreement”). The Investment Company’s Master Trust Agreement permits the Board of Trustees (the “Board”) to issue an unlimited number of shares of beneficial interest.

2.	Significant Accounting Policies

The Funds’ financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which require the use of management estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. The following is a summary of the significant accounting policies consistently followed by each Fund in the preparation of its financial statements.

Security Valuation

The Funds value portfolio securities according to Board-approved securities valuation procedures which include market and fair value procedures. Debt obligation securities maturing within 60 days at the time of purchase are priced using the amortized cost method of valuation, unless the Board determines that amortized cost does not represent the market value of short-term debt obligations. The Board has delegated the responsibility for administration of the securities valuation procedures to Russell Fund Services Company (“RFSC”).

U.S. GAAP defines fair market value as the price that a Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires a separate disclosure of the fair value hierarchy, for each major category of assets and liabilities that segregates fair value measurements into levels (Level 1, 2, and 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

•	Level 1 — Inputs using quoted prices in active markets or exchanges for identical assets and liabilities.

•

Level 2 — Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are non-active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

•

Level 3 — Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board of Trustees (the “Board”) or persons acting at their direction that are used in determining the fair market value of investments.

The valuation techniques and significant inputs used in determining the fair market values of financial instruments classified as Level 1 and Level 2 of the fair value hierarchy are as follows:

Common stocks, exchange traded funds and derivatives that are traded on a national securities exchange are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. Treasury obligations, sovereign issues, bank loans, bank notes and non-U.S. bonds are normally valued by pricing service providers that use broker-dealer quotations or valuation estimates from their internal pricing models. The service providers’ internal models use inputs that are observable, such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads and default rates. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Fixed income securities purchased on a delayed-delivery basis are marked-to-market daily until settlement at the forward settlement date are categorized as Level 2 of the fair value hierarchy.

Mortgage and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by pricing service providers that use broker-dealer quotations or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, estimated cash flows of each tranche, market-based yield spreads for each tranche, current market data and incorporates deal collateral

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performance, as available. Mortgage and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Investments in privately held investment funds will be valued based upon the Net Asset Value (“NAV”) of such investments and are categorized as Level 2 of the fair value hierarchy.

Short-term investments having a maturity of 60 days or less are generally valued at amortized cost, which approximates fair market value. These investments are categorized as Level 2 of the fair value hierarchy. The Fund has adopted the authoritative guidance under U.S. GAAP for estimating the fair value of investments in funds that have calculated NAV per share in accordance with the specialized accounting guidance for investment companies. Accordingly, while NAV per share of an investment may not be determinative of fair value, as defined by U.S. GAAP, the Fund estimates the fair value of an investment in a fund using the NAV per share of the investment (or its equivalent) without further adjustment as a practical expedient, if the NAV per share of the investment is determined in accordance with the specialized accounting guidance for investment companies as of the reporting entity’s measurement date. The adoption of this guidance did not have a material effect on the financial statements.

Financial over-the-counter derivative instruments are instruments such as foreign currency contracts, futures contracts, options contracts, or swap agreements that derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued on the basis of broker-dealer quotations or pricing service providers. Depending on the product and the terms of the transaction, the value of the derivative contracts can be estimated by a pricing service provider using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, curves, dividends and exchange rates. Derivatives that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Events or circumstances affecting the values of Fund securities that occur between the closing of the principal markets on which they trade and the time the NAV of Fund shares is determined may be reflected in the calculation of NAVs for each applicable Fund when the Funds deem that the particular event or circumstance would materially affect such Fund’s NAV. Funds that invest primarily in frequently traded exchange-listed securities will use fair value pricing in limited circumstances since reliable market quotations will often be readily available. Funds that invest in foreign securities are likely to use fair value pricing more often since significant events may occur between the close of foreign markets and the time of pricing which would trigger fair value pricing of the foreign securities. Although there are observable inputs assigned on a security level, prices are derived from factors using proprietary models or matrix pricing. For this reason, significant events will cause movement between Levels 1 and 2. Funds that invest in low-rated debt securities are also likely to use fair value pricing more often since the markets in which such securities are traded are generally thinner, more limited and less active than those for higher rated securities. Examples of events that could trigger fair value pricing of one or more securities are: a material market movement of the U.S. securities market (defined in the fair value procedures as the movement by a single major U.S. index greater than a certain percentage) or other significant event; foreign market holidays if, on a daily basis, a Fund’s foreign exposure exceeds 20% in the aggregate (all closed markets combined); a company development; a natural disaster; or an armed conflict.

Preferred stock and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

The NAV of a Fund’s portfolio that includes foreign securities may change on days when shareholders will not be able to purchase or redeem fund shares, since foreign securities can trade on non-business days.

Level 3 Trading Assets and Trading Liabilities, at Fair Value

The valuation techniques and significant inputs used in determining the fair values of financial instruments classified as Level 3 of the fair value hierarchy are as follows:

Securities and other assets for which market quotes are not readily available are valued at fair value as determined in good faith by the Board and are categorized as Level 3 of the fair value hierarchy. Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information or broker quotes).

When RFSC applies fair valuation methods that use significant unobservable inputs to determine a Fund’s NAV, securities will not be priced on the basis of quotes from the primary market in which they are traded, but instead may be priced by another method that the Board or persons acting at their direction believe accurately reflects fair value and are categorized as Level 3 of the fair value hierarchy. Fair value pricing may require subjective determinations about the value of a security. While the securities valuation procedures are intended to result in a calculation of a Fund’s NAV that fairly reflects security values as of the time of pricing, the process cannot guarantee that fair values determined by the Board or persons acting at their direction would accurately reflect the price that a Fund could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by a Fund may differ from the value that would be realized if the securities were sold.

100	Notes to Financial Statements

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Notes to Financial Statements, continued — December 31, 2010

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported market values that presents changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in/out of the Level 3 category during the period. In accordance with the requirements of U.S. GAAP, a fair value hierarchy and Level 3 reconciliation, if any, have been included in the Notes to the Schedule of Investments for each respective Fund.

New Accounting Pronouncements: In January 2010, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”) clarifying existing disclosure and requiring additional disclosure related to fair value measurements and disclosures. Effective for interim and annual reporting periods beginning after December 15, 2009, a reporting entity should disclose separately the amounts of significant transfers in and out of Levels 1, 2 and 3 fair value measurements and describe the reasons for the transfers, provide fair value measurement disclosures for each class of assets and liabilities and provide disclosures about the valuation techniques and inputs used to measure fair value for both recurring and non recurring fair value measurements that fall in either Level 2 or Level 3. The Funds will recognize significant transfers between levels as of the end of the reporting period. There were no significant transfers between the Levels as of December 31, 2010.

Effective for interim and reporting periods beginning after December 15, 2010, this ASU requires a reporting entity to present separately information about purchases, sales, issuances and settlements on a gross basis, rather than as one net number for Level 3 securities. Russell Investment Management Company (“RIMCo”) is currently evaluating the impact the adoption of this ASU will have on the Funds’ financial statement disclosures.

Investment Transactions

Investment transactions are reflected as of trade date for financial reporting purposes. This may cause the NAV stated in the financial statements to be different from the NAV shareholders transact at. Realized gains and losses from securities transactions, if any, are recorded on the basis of specific identified cost incurred by each money manager within a particular Fund.

Investment Income

Dividend income is recorded net of applicable withholding taxes on the ex-dividend date, except that certain dividends from foreign securities are recorded as soon thereafter as the Funds are informed of the ex-dividend date. Interest income is recorded daily on the accrual basis. The Core Bond Fund classifies gains and losses realized on prepayments received on mortgage-backed securities as an adjustment to interest income. All premiums and discounts, including original issue discounts, are amortized/ accreted using the effective interest method.

Federal Income Taxes

Since the Investment Company is a Massachusetts business trust, each Fund is a separate corporate taxpayer and determines its net investment income and capital gains (or losses) and the amounts to be distributed to each Fund’s shareholders without regard to the income and capital gains (or losses) of the other Funds.

Each Fund qualifies as a regulated investment company under sub-chapter M of the Internal Revenue Code and intends to distribute all of its taxable income and capital gains. Therefore, no federal income tax provision is required for the Funds.

Each Fund files a U.S. tax return. At December 31, 2010, the Funds have recorded no liabilities for net unrecognized tax benefits relating to uncertain income tax positions they have taken or expect to take in future tax returns. While the statute of limitations remains open to examine the Funds’ U.S. tax returns filed for the fiscal years ending December 31, 2007 through December 31, 2009, no examinations are in progress or anticipated at this time. The Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Dividends and Distributions to Shareholders

For all Funds, income and capital gain distributions, if any, are recorded on the ex-dividend date. Income distributions are generally declared and paid quarterly, except for the Non-U.S. Fund, which generally declares and pays income distributions annually. Capital gain distributions are generally declared and paid annually. An additional distribution may be paid by the Funds to avoid imposition of federal income and excise tax on any remaining undistributed capital gains and net investment income.

The timing and characterization of certain income and capital gain distributions are determined in accordance with federal tax regulations, which may differ from U.S. GAAP. As a result, net investment income and net realized gain (or loss) from investment and foreign currency-related transactions for a reporting period may differ significantly from distributions during such period. The differences between tax regulations and U.S. GAAP primarily relate to investments in options, futures, forward contracts, swap

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contracts, passive foreign investment companies, foreign-denominated investments, mortgage-backed securities, certain securities sold at a loss and capital loss carryforwards.

Expenses

The Funds will pay their own expenses other than those expressly assumed by RIMCo or RFSC. Most expenses can be directly attributed to the individual Funds. Expenses which cannot be directly attributed to a specific Fund are allocated among all Funds principally based on their relative net assets.

Foreign Currency Translations

The books and records of the Funds are maintained in U.S. dollars. Foreign currency amounts and transactions of the Funds are translated into U.S. dollars on the following basis:

(a)	Market value of investment securities, other assets and liabilities at the closing rate of exchange on the valuation date.

(b)	Purchases and sales of investment securities and income at the closing rate of exchange prevailing on the respective trade dates of such transactions.

Net realized gains or losses from foreign currency-related transactions arise from: sales and maturities of short-term securities; sales of foreign currencies; currency gains or losses realized between the trade and settlement dates on securities transactions; the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Non-U.S. Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized gains or losses from foreign currency-related transactions arise from changes in the value of assets and liabilities, other than investments in securities, as a result of changes in the exchange rates.

The Funds do not isolate that portion of the results of operations of the Funds that arises as a result of changes in exchange rates from that portion that arises from changes in market prices of investments during the year. Such fluctuations are included within the net realized and unrealized gain or loss from investments. However, for federal income tax purposes the Funds do isolate the effects of changes in foreign exchange rates from the fluctuations arising from changes in market prices for realized gain (or loss) on debt obligations.

Capital Gains Taxes

The Non-U.S. Fund may be subject to capital gains taxes and repatriation taxes imposed by certain countries in which it invests. The Non-U.S. Fund may record a deferred tax liability with respect to the unrealized appreciation on foreign securities for potential capital gains and repatriation taxes at December 31, 2010. The accrual for capital gains and repatriation taxes is included in net unrealized appreciation (depreciation) on investments in the Statements of Assets and Liabilities for the Fund. The amounts related to capital gains and repatriation taxes are included in net realized gain (loss) on investments in the Statements of Operations for the Fund. The Non-U.S. Fund had $20,765 in deferred tax liability but no capital gains taxes for the period ended December 31, 2010.

Derivatives

To the extent permitted by the investment objectives, restrictions and policies set forth in the Funds’ Prospectus and Statement of Additional Information, the Funds may participate in various derivative-based transactions. Derivative securities are instruments or agreements whose value is derived from an underlying security or index. They include options, futures, swaps and forwards. These instruments offer unique characteristics and risks that facilitate the Funds’ investment strategies.

The Funds typically use derivatives in three ways: exposing cash reserves to markets, hedging and return enhancement. In addition, the Non-U.S. and Real Estate Securities Funds may enter into foreign exchange contracts for trade settlement purposes. The Funds, other than the Real Estate Securities Fund, may pursue their strategy to be fully invested by exposing cash reserves to the performance of appropriate markets by purchasing securities and/or derivatives. This is intended to cause the Funds to perform as though cash reserves were actually invested in those markets. Hedging may also be used by certain Funds to limit or control risks, such as adverse movements in exchange rates and interest rates. Return enhancement can be accomplished through the use of derivatives in a Fund including using derivatives as a substitute for holding physical bonds, and using them to express various macro views (e.g., interest rate movements, currency movements, and macro credit strategies). By purchasing certain instruments, Funds may more effectively achieve the desired portfolio characteristics that assist them in meeting their investment objectives. Depending on how the derivatives are structured and utilized, the risks associated with them may vary widely. These risks include, but are not limited to, market risk, liquidity risk, counterparty risk, basis risk, reinvestment risk, political risk, prepayment risk, extension risk and credit risk.

The Funds’ period end Futures, Interest Rate Swap and Credit Default Swap Contracts, as presented in the tables following the Schedule of Investments, generally are indicative of the volume of their derivative activity during the period ended December 31, 2010.

102	Notes to Financial Statements

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Notes to Financial Statements, continued — December 31, 2010

For the period ended December 31, 2010, the Funds’ quarterly holdings of Options Written Contracts were as follows:

Quarter Ended	Number of Options Written Contracts Outstanding
March 31, 2010	218
June 30, 2010	192
September 30, 2010	100
December 31, 2010	125

For further information, please refer to the detailed Options disclosure within this Note.

For the period ended December 31, 2010, the Funds’ quarterly holdings of Foreign Currency Exchange Contracts were as follows:

Quarter Ended	Amount Sold	Amount Bought
March 31, 2010	891,931,678	2,054,557,911
June 30, 2010	10,621,800,174	1,762,989,352
September 30, 2010	10,281,641,850	16,522,751,742
December 31, 2010	5,553,055,452	10,836,721,368

For further information, please refer to the detailed Foreign Currency Exchange Contracts disclosure within this Note.

The effect of derivative instruments, categorized by risk exposure, on the Statements of Assets and Liabilities and the Statements of Operations, for the period ended December 31, 2010 are disclosed in the Fair Value of Derivative Instruments presentation following each Fund’s Schedule of Investments.

Foreign Currency Exchange Contracts

In connection with investment transactions consistent with the Funds’ investment objective and strategies, certain Funds may enter into foreign currency exchange spot contracts and forward foreign currency exchange contracts (“FX contracts”). From time to time the Funds may enter into FX contracts to hedge certain foreign currency-denominated assets. FX contracts are recorded at market value. Certain risks may arise upon entering into these FX contracts from the potential inability of counterparties to meet the terms of their FX contracts and are generally limited to the amount of unrealized gain on the FX contracts, if any, that are disclosed in the Statements of Assets and Liabilities. Realized gains or losses arising from such transactions are included in net realized gain (or loss) from foreign currency-related transactions.

For the period ended December 31, 2010, the following Funds entered into foreign currency exchange contracts primarily for the strategies listed below:

Funds	Strategies
Non-U.S. Fund	Exposing cash reserves to markets and Trade Settlement
Core Bond Fund	Return Enhancement and Hedging
Real Estate Securities Fund	Trade Settlement

Options

The Funds may purchase and sell (write) call and put options on securities and securities indices, provided such options are traded on a national securities exchange or in an over-the-counter market. The Funds may also purchase and sell call and put options on foreign currencies. The domestic equity Funds may utilize options to expose cash reserves to markets.

When a Fund writes a covered call or a put option, an amount equal to the premium received by the Fund is included in the Fund’s Statement of Assets and Liabilities as an asset and as an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. The Fund receives a premium on the sale of a call option but gives up the opportunity to profit from any increase in stock value above the exercise price of the option, and when the Fund writes a put option it is exposed to a decline in the price of the underlying security.

Whether an option which the Fund has written expires on its stipulated expiration date or the Fund enters into a closing purchase transaction, the Fund realizes a gain (or loss, if the cost of a closing purchase transaction exceeds the premium received when the option was sold) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a call option which the Fund has written is exercised, the Fund realizes a capital gain or loss from the sale of the underlying security, and the proceeds from such sale are increased by the premium originally received. When a put option which a Fund has written is exercised, the amount of the premium originally received will reduce the cost of the security which a Fund purchases upon exercise of the option. Realized gains (losses) on purchased options are included in net realized gain (loss) from investments on the Statements of Operations.

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The Funds’ use of written options involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statements of Assets and Liabilities. The face or contract amounts of these instruments reflect the extent of the Funds’ exposure to market risk. The risks may be caused by an imperfect correlation between movements in the price of the instrument and the price of the underlying securities and interest rates.

A Fund may enter into a swaption (swap option). In a swaption, the buyer gains the right but not the obligation to enter into a specified swap agreement with the issuer on a specified future date. The writer of the contract receives the premium and bears the risk of unfavorable changes in the preset rate on the underlying interest rate swap. Unrealized gains/losses on swaptions are reflected in investment assets and investment liabilities in the Fund’s Statement of Assets and Liabilities.

For the period ended December 31, 2010, the Core Bond Fund purchased/sold options primarily for return enhancement and hedging.

Futures Contracts

The Funds may invest in futures contracts (i.e., interest rate, foreign currency and index futures contracts) to a limited extent. The face or contract amounts of these instruments reflect the extent of the Funds’ exposure to off balance-sheet risk. The primary risks associated with the use of futures contracts are an imperfect correlation between the change in market value of the securities held by the Fund and the prices of futures contracts and the possibility of an illiquid market. Upon entering into a futures contract, the Funds are required to deposit with a broker an amount, termed the initial margin, which typically represents 5% of the purchase price indicated in the futures contract. Payments to and from the broker, known as variation margin, are typically required to be made on a daily basis as the price of the futures contract fluctuates. Changes in initial settlement value are accounted for as unrealized appreciation (depreciation) until the contracts are terminated, at which time realized gains and losses are recognized.

For the period ended December 31, 2010, the following funds entered into future contracts primarily for the strategies listed below:

Funds	Strategies
Multi Style Equity Fund	Exposing cash reserves to markets
Aggressive Equity Fund	Exposing cash reserves to markets
Non-U.S. Fund	Exposing cash reserves to markets
Core Bond Fund	Return Enhancement, Hedging and Exposing cash reserves to markets

As of December 31, 2010, the Funds had cash collateral balances in connection with futures contracts purchased (sold) as follows:

	Cash Collateral for Futures	Due to Broker

Multi-Style Equity Fund	$1,950,000	$—
Aggressive Equity Fund	700,000	—
Non-U.S. Fund	2,000,000	—
Core Bond Fund	37,000	—

Swap Agreements

The Funds may enter into swap agreements, on either an asset-based or liability-based basis, depending on whether they are hedging their assets or their liabilities, and will usually enter into swaps on a net basis, i.e., the two payment streams are netted out, with the Funds receiving or paying, as the case may be, only the net amount of the two payments. When a Fund engages in a swap, it exchanges its obligations to pay or rights to receive payments for the obligations or rights to receive payments of another party (i.e., an exchange of floating rate payments for fixed rate payments).

Certain Funds may enter into several different types of agreements including interest rate, credit default and currency swaps. The Funds may enter into index swap agreements to expose cash reserves to markets or to effect investment transactions consistent with those Funds’ investment objectives and strategies. Interest rate swaps are a counterparty agreement, can be customized to meet each party’s needs, and involve the exchange of a fixed payment per period for a payment that is not fixed. Currency swaps are an agreement where two parties exchange specified amounts of different currencies followed by each paying the other a series of interest payments based on the principal cash flow. At maturity the principal amounts are returned. Credit default swaps are a counterparty agreement which allows the transfer of third party credit risk (the possibility that an issuer will default on their obligation by failing to pay principal or interest in a timely manner) from one party to another. The lender faces the credit risk from a third party and the counterparty in the swap agrees to insure this risk in exchange for regular periodic payments.

The Funds expect to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of their portfolios, to protect against any increase in the price of securities they anticipate purchasing at a later date or for return enhancement. The net amount of the excess, if any, of the Funds’ obligations over their entitlements with respect to each swap

104	Notes to Financial Statements

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Notes to Financial Statements, continued — December 31, 2010 will be accrued on a daily basis and an amount of cash or liquid high-grade debt securities having an aggregate NAV at least equal to the accrued excess will be segregated. To the extent that the Funds enter into swaps on other than a net basis, the amount earmarked on the Funds’ records will be the full amount of the Funds’ obligations, if any, with respect to such interest rate swaps, accrued on a daily basis. If there is a default by the other party to such a transaction, the Funds will have contractual remedies pursuant to the agreement related to the transaction.

A Fund may not receive the expected amount under a swap agreement if the other party to the agreement defaults or becomes bankrupt. The market for swap agreements is largely unregulated. The Funds may enter into swap agreements with counterparties that meet RIMCo’s credit quality limitations. The Funds will not enter into any swap unless the counterparty has a minimum senior unsecured credit rating or long-term counterparty credit rating, including reassignments, of A- or better as defined by Standard & Poor’s or an equivalent rating from any nationally recognized statistical rating organization (using highest or split ratings) at the time of entering into such transaction.

Swap agreements generally are entered into by “eligible contract participants” and in compliance with certain other criteria necessary to render them excluded from regulation under the Commodity Exchange Act (“CEA”) and, therefore not subject to regulation as futures or commodity option transactions under the CEA.

As of December 31, 2010, the Core Bond Fund had cash collateral balances in connection with swaps contracts purchased (sold) as follows:

	Cash Collateral for Swaps	Due to Broker

Core Bond Fund	$565,071	$4,680,120

Credit Default Swaps

The Core Bond Fund may enter into credit default swaps. A credit default swap can refer to corporate issues, asset-backed securities or an index of assets, each known as the reference entity or underlying asset. The fund may act as either the buyer or the seller of a credit default swap involving one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default or other credit event. Depending upon the terms of the contract, the credit default swap may be closed via physical settlement. However, due to the possible or potential instability in the market, there is a risk that the fund may be unable to deliver the underlying debt security to the other party to the agreement. Additionally, the fund may not receive the expected amount under the swap agreement if the other party to the agreement defaults or becomes bankrupt. In an unhedged credit default swap, the fund enters into a credit default swap without owning the underlying asset or debt issued by the reference entity. Credit default swaps allow the fund to acquire or reduce credit exposure to a particular issuer, asset or basket of assets.

As the seller in a credit default swap, the fund would be required to pay the par or other agreed-upon value (or otherwise perform according to the swap contract) of a reference debt obligation to the counterparty in the event of a default (or other specified credit event); the counterparty would be required to surrender the reference debt obligation. In return, the fund would receive from the counterparty a periodic stream of payments over the term of the contract provided that no credit event has occurred. If no credit event occurs, the fund would keep the stream of payments and would have no payment obligations. As a seller of protection, the fund would effectively add leverage to its portfolio because, in addition to its total net assets, that fund would be subject to investment exposure on the notional amount of the swap.

The fund may also purchase protection via credit default swap contracts in order to offset the risk of default of debt securities held in its portfolio, in which case the Fund would function as the counterparty referenced in the preceding paragraph.

If a credit event occurs on a corporate issue and cash settlement is not elected, a variety of other deliverable obligations may be delivered in lieu of the specific referenced obligation. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event). The fund may use credit default swaps on corporate issues to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where the fund owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood (as measured by the credit default swap’s spread) of a particular issuer’s default.

Unlike credit default swaps on corporate issues, deliverable obligations for credit default swaps on asset-backed securities in most instances are limited to the specific referenced obligation as performance for asset-backed securities can vary across deals. Prepayments, principal paydowns, and other write-down or loss events on the underlying mortgage loans will reduce the outstanding principal balance of the referenced obligation. These reductions may be temporary or permanent as defined under the terms of the swap agreement and the notional amount for the swap agreement generally will be adjusted by corresponding amounts. The fund may use credit default swaps on asset-backed securities to provide a measure of protection against defaults (or other defined credit events) of the referenced obligation or to take an active long or short position with respect to the likelihood of a particular referenced obligation’s default (or other defined credit events).

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Notes to Financial Statements, continued — December 31, 2010

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is of a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. Traders may use credit default swaps on indices to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues as of period end are disclosed in the Schedule of Investments and generally serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default (or other defined credit event) for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of entering into a credit default swap and may include upfront payments required to be made to enter into the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Wider credit spreads and increasing market values, in absolute terms when compared to the notional amount of the swap, generally represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. The maximum potential amount of future payments (undiscounted) that the fund as a seller of protection could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. Notional amounts of all credit default swap agreements outstanding as of December 31, 2010 for which the Fund is the seller of protection are disclosed in the Schedules of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the fund for the same referenced entity or entities.

Credit default swaps could result in losses if the fund does not correctly evaluate the creditworthiness of the company or companies on which the credit default swap is based. Credit default swap agreements may involve greater risks than if the fund had invested in the reference obligation directly since, in addition to risks relating to the reference obligation, credit default swaps are subject to illiquidity and counterparty risk. The fund will generally incur a greater degree of risk when it sells a credit default swap than when its purchases a credit default swap. As a buyer of credit default swap, the fund may lose its investment and recover nothing should a credit event fail to occur and the swap is held to its termination date. As seller of a credit default swap, if a credit event were to occur, the value of any deliverable obligation received by the fund, coupled with the upfront or periodic payments previously received, may be less than what it pays to the buyer, resulting in a loss of value to the fund.

If the creditworthiness of the fund’s swap counterparty declines, the risk that the counterparty may not perform could increase, potentially resulting in a loss to the fund. To limit the counterparty risk involved in swap agreements, the fund will only enter into swap agreements with counterparties that meet certain standards of creditworthiness. Although there can be no assurance that the fund will be able to do so, the fund may be able to reduce or eliminate its exposure under a swap agreement either by assignment or other disposition, or by entering into an offsetting swap agreement with the same party or another creditworthy party. The fund may have limited ability to eliminate its exposure under a credit default swap if the credit of the reference entity or underlying asset has declined.

For the period ended December 31, 2010, the Core Bond Fund entered into credit default swaps primarily for return enhancement and hedging.

Interest Rate Swaps

The use of interest rate swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If a money manager using this technique is incorrect in its forecast of market values, interest rates and other applicable factors, the investment performance of a Fund would diminish compared to what it would have been if this investment technique were not used.

Interest rate swaps do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss with respect to interest rate swaps is limited to the net amount of interest payments that the Funds are contractually obligated to make. If the other party to an interest rate swap defaults, the Funds’ risk of loss consists of the net amount of interest payments that the Funds are contractually entitled to receive. Since interest rate swaps are individually negotiated, the Funds expect to achieve an acceptable degree of correlation between their rights to receive interest on their portfolio securities and their rights and obligations to receive and pay interest pursuant to interest rate swaps.

106	Notes to Financial Statements

Russell Investment Funds

Notes to Financial Statements, continued — December 31, 2010

For the period ended December 31, 2010, the Core Bond Fund entered into interest rate swaps primarily for return enhancement and hedging.

Index Swaps

Certain Funds may enter into index swap agreements to expose cash reserves to markets or to effect investment transactions consistent with these Funds’ investment objectives and strategies. Swap agreements are two party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard swap transaction, the two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular investments or instruments. The returns to be exchanged between the parties are calculated with respect to a “notional amount” (i.e. a specified dollar amount that is hypothetically invested in a “basket” of securities representing a particular index).

For the period ended December 31, 2010, the Core Bond Fund did not enter into index swaps.

ISDA Master Agreements

The Funds are parties to International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreements”) with counterparties that govern transactions in over-the-counter derivative and foreign exchange contracts entered into by the Funds and those counterparties. The ISDA Master Agreements contain provisions for general obligations, representations, agreements, collateral and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to early terminate could be material to the financial statements.

Loan Agreements

The Core Bond Fund may invest in direct debt instruments which are interests in amounts owed by corporate, governmental, or other borrowers to lenders or lending syndicates. The fund’s investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties. A loan is often administered by a bank or other financial institution (the “agent”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. When investing in a loan participation, the fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the agent selling the loan agreement and only upon receipt by the agent of payments from the borrower. The fund generally has no right to enforce compliance with the terms of the loan agreement with the borrower. As a result, the fund may be subject to the credit risk of both the borrower and the agent that is selling the loan agreement. When a fund purchases assignments from agents it acquires direct rights against the borrower on the loan. At December 31, 2010, the Core Bond Fund had no unfunded loan commitments.

Investments in Emerging Markets

Investing in emerging markets may involve special risks and considerations not typically associated with investing in the United States’ markets. These risks include revaluation of currencies, high rates of inflation, repatriation, restrictions on income and capital, and future adverse political and economic developments. Moreover, securities issued in these markets may be less liquid, subject to government ownership controls, delayed settlements, and their prices may be more volatile than those of comparable securities in the United States.

Repurchase Agreements

The Core Bond Fund may enter into repurchase agreements. A repurchase agreement is an agreement under which the fund acquires a fixed income security from a commercial bank, broker or dealer and simultaneously agrees to resell such security to the seller at an agreed upon price and date (normally within a few days or weeks). The resale price reflects an agreed upon interest rate effective for the period the security is held by the fund and is unrelated to the interest rate on the security. The securities acquired by the fund constitute collateral for the repurchase obligation. In these transactions, the securities acquired by the fund (including accrued interest earned thereon) must have a total value in excess of the value of the repurchase agreement and must be held by the custodian bank until repurchased. In addition, RIMCo will monitor the fund’s repurchase agreement transactions generally and will evaluate the credit worthiness of any bank, broker or dealer party to a repurchase agreement with the fund. The fund will not invest more than 15% of its net assets (taken at current market value) in repurchase agreements maturing in more than seven days.

Mortgage-Related and Other Asset-Backed Securities

The Core Bond Fund may invest in mortgage or other asset-backed securities (“ABS”). These securities may include mortgage instruments issued by U.S. government agencies (“agency mortgages”) or those issued by private entities (“non-agency mortgages”). Specific types of instruments may include mortgage pass-through securities, collateralized mortgage obligations

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Notes to Financial Statements, continued — December 31, 2010

(“CMOs”), commercial mortgage-backed securities, mortgage dollar rolls, CMO residuals, stripped mortgage-backed securities and other securities that directly or indirectly represent a participation in, or are secured by a payable from, mortgage loans on real property. The value of a fund’s mortgage-backed securities (“MBS”) may be affected by, among other things, changes or perceived changes in interest rates, factors concerning the interests in and structure of the issuer or the originator of the mortgage, or the quality of the underlying assets. The quality and value of the underlying assets may decline, or default This has become an increasing risk for collateral related to non-agency mortgages (e.g., sub-prime, Alternative A - paper (“Alt - A loans”) and non-conforming mortgage loans, especially in a declining residential real estate market. In addition, regulatory or tax changes may adversely affect the mortgage securities markets as a whole.

MBS often have stated maturities of up to thirty years when they are issued, depending upon the length of the mortgages underlying the securities. In practice however, unscheduled or early payments of principal and interest on the underlying mortgages may make the securities’ effective maturity shorter than this, and the prevailing interest rates may be higher or lower than the current yield of a fund’s portfolio at the time the fund receives the payments for reinvestment.

Rising or high interest rates may result in slower than expected principal payments which may tend to extend the duration of MBS, making them more volatile and more sensitive to changes in interest rates. This is known as extension risk.

MBS may have less potential for capital appreciation than comparable fixed income securities due to the likelihood of increased prepayments of mortgages resulting from foreclosures or declining interest rates. These foreclosed or refinanced mortgages are paid off at face value (par) or less, causing a loss, particularly for any investor who may have purchased the security at a premium or a price above par. In such an environment, this risk limits the potential price appreciation of these securities.

Through its investments in MBS, including those that are issued by private issuers, the fund has exposure to agency mortgages, private non-agency mortgages (including those secured by subprime and Alt-A loans) and non-conforming loans as well as to the mortgage and credit markets generally. Private issuers include commercial banks, savings associations, mortgage companies, investment banking firms, finance companies and special purpose finance entities (called special purpose vehicles or “SPVs’’) and other entities that acquire and package mortgage loans for resale as MBS. These privately issued non-agency MBS may offer higher yields than those issued by government agencies, but also may be subject to greater price changes than governmental issues. Subprime loans refer to loans made to borrowers with weakened credit histories or with a lower capacity to make timely payments on their loans. Alt-A loans refers to loans extended to borrowers who have incomplete documentation of income, assets, or other variables that are important to the credit underwriting processes. Non-conforming mortgages are loans that do not meet the standards that allow purchase by government-sponsored enterprises. MBS with exposure to subprime loans, Alt-A loans or non-conforming loans have had in many cases higher default rates than those loans that meet government underwriting requirements. The risk of non-payment is greater for MBS that are backed by mortgage pools that contain subprime, Alt-A and non-conforming loans, but a level of risk exists for all loans.

Unlike MBS issued or guaranteed by the U.S. government or a government-sponsored entity (e.g., Fannie Mae (the Federal National Mortgage Association) and Freddie Mac (the Federal Home Loan Mortgage Corporation)), MBS issued by private issuers do not have a government or government-sponsored entity guarantee, but may have credit enhancements provided by external entities such as banks or financial institutions or achieved through the structuring of the transaction itself. Examples of such credit support arising out of the structure of the transaction include the issue of senior and subordinated securities (e.g., the issuance of securities by an SPV in multiple classes or “tranches,” with one or more classes being senior to other subordinated classes as to the payment of principal and interest, with the result that defaults on the underlying mortgage loans are borne first by the holders of the subordinated class); creation of “reserve funds” (in which case cash or investments, sometimes funded from a portion of the payments on the underlying mortgage loans, are held in reserve against future losses); and “overcollateralization” (in which case the scheduled payments on, or the principal amount of, the underlying mortgage loans exceeds that required to make payment on the securities and pay any servicing or other fees). However, there can be no guarantee that credit enhancements, if any, will be sufficient to prevent losses in the event of defaults on the underlying mortgages loans. In addition, MBS that are issued by private issuers are not subject to the underwriting requirements for the underlying mortgage that are applicable to those MBS that have a government or government-sponsored entity guarantee. As a result, the mortgage loans underlying private MBS may, and frequently do, have less favorable collateral, credit risk or other underwriting characteristics than government or government-sponsored MBS and have wider variances in a number of terms including interest rate, term, size, purpose and borrower characteristics. Privately issued pools more frequently include second mortgages, high loan-to-value mortgages and manufactured housing loans. The coupon rates and maturities of the underlying mortgage loans in a private-label MBS pool may vary to a greater extent than those included in a government guaranteed pool, and the pool may include subprime mortgage loans.

Privately issued MBS are not traded on an exchange and there may be a limited market for the securities, especially when there is a perceived weakness in the mortgage and real estate market sectors. Without an active trading market, MBS held in a fund’s portfolio may be particularly difficult to value because of the complexities involved in assessing the value of the underlying mortgage loans.

108	Notes to Financial Statements

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Notes to Financial Statements, continued — December 31, 2010

ABS may include MBS, loans, receivables or other assets. The value of the fund’s ABS may be affected by, among other things, actual or perceived changes in interest rates, factors concerning the interests in and structure of the issuer or the originator of the receivables, the market’s assessment of the quality of underlying assets or actual or perceived changes in the credit worthiness of the individual borrowers, the originator, the servicing agent or the financial institution providing the credit support.

Payment of principal and interest may be largely dependent upon the cash flows generated by the assets backing the securities. Rising or high interest rates tend to extend the duration of ABS, making them more volatile and more sensitive to changes in interest rates. The underlying assets are sometimes subject to prepayments which can shorten the security’s weighted average life and may lower its return. Defaults on loans underlying ABS have become an increasing risk for ABS that are secured by home-equity loans related to sub-prime, Alt-A or non-conforming mortgage loans, especially in a declining residential real estate market.

ABS (other than MBS) present certain risks that are not presented by MBS. Primarily, these securities may not have the benefit of any security interest in the related assets. Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. There is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities. ABS are often backed by a pool of assets representing the obligations of a number of different parties. To lessen the effect of failures by obligors on underlying assets to make payments, the securities may contain elements of credit support which fall into two categories: (i) liquidity protection, and (ii) protection against losses resulting from ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that the receipt of payments on the underlying pool occurs in a timely fashion. Protection against losses results from payment of the insurance obligations on at least a portion of the assets in the pool. This protection may be provided through guarantees, policies or letters of credit obtained by the issuer or sponsor from third parties, through various means of structuring the transaction or through a combination of such approaches. The Funds will not pay any additional or separate fees for credit support. The degree of credit support provided for each issue is generally based on historical information respecting the level of credit risk associated with the underlying assets. Delinquency or loss in excess of that anticipated or failure of the credit support could adversely affect the return on an investment in such a security. The availability of ABS may be affected by legislative or regulatory developments. It is possible that such developments may require the Fund to dispose of any then existing holdings of such securities.

Forward Commitments

Certain Funds may contract to purchase securities for a fixed price at a future date beyond customary settlement time consistent with the Fund’s investment strategies. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The Funds may dispose of a forward commitment transaction prior to settlement if it is appropriate to do so and realize short-term gains (or losses) upon such sale. When effecting such transactions, cash or liquid high-grade debt obligations of the funds in a dollar amount sufficient to make payment for the portfolio securities to be purchased will be earmarked on the Fund’s records at the trade date and until the transaction is settled. A forward commitment transaction involves a risk of loss if the value of the security to be purchased declines prior to the settlement date or the other party to the transaction fails to complete the transaction.

A be announced (“TBA”) is a forward mortgage-backed securities trade. The securities are purchased and sold on a forward commitment basis with an approximate principal amount and maturity date. The actual principal amount and maturity date will be determined upon settlement when the specific mortgage pools are assigned. As of December 31, 2010, the Core Bond Fund had no cash collateral balances in connection with TBAs.

Inflation-Indexed Bonds

The Core Bond Fund may invest in inflation-indexed securities, which are typically bonds or notes designed to provide a return higher than the rate of inflation (based on a designated index) if held to maturity. A common type of inflation-indexed security is the U.S. Treasury Inflation-Protected Security, or TIPS. The principal of a TIPS increases with inflation and decreases with deflation, as measured by the Consumer Price Index. When a TIPS matures, the adjusted principal or original principal is paid, whichever is greater. TIPS pay interest twice a year, at a fixed rate. The rate is applied to the adjusted principal, Therefore, like the principal, interest payments rise with inflation and fall with deflation.

Guarantees

In the normal course of business, the Funds enter into contracts that contain a variety of representations which provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds expect the risk of loss to be remote.

Notes to Financial Statements	109

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Notes to Financial Statements, continued — December 31, 2010

Market and Credit Risk

In the normal course of business the Funds trade financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to a transaction to perform (credit risk). Similar to credit risk, the Funds may be exposed to counterparty risk or risk that an institution or other entity with which the Funds have unsettled or open transactions will default. The potential loss could exceed the value of the relevant assets recorded in the financial statements (the “Assets”). The Assets, which potentially expose the Funds to credit risk, consist principally of cash due from counterparties and investments. The extent of the Funds’ exposure to credit and counterparty risks in respect to the Assets approximates their carrying value as recorded in the Funds’ Statements of Assets and Liabilities.

On September 15, 2008, Lehman Brothers Holdings Inc. filed for protection under Chapter 11 of the United States Bankruptcy Code. On September 19, 2008, a proceeding under the Securities Investor Protection Act (SIPA) was commenced with respect to Lehman Brothers Inc., a broker-dealer. A trustee appointed under SIPA is administering the bankruptcy estate of Lehman Brothers Inc. Lehman Brothers International (Europe) was placed in administration under the UK Insolvency Act on September 15, 2008. Lehman Brothers Special Financing Inc., among other Lehman subsidiaries, filed for protection under Chapter 11 of the United States Bankruptcy Code on October 3, 2008. In connection with these filings, the Lehman Brothers group of companies (collectively “Lehman Brothers”) will be reorganized and/or liquidated in an orderly fashion, subject to court approval. Each Lehman Brothers entity is a separate legal entity that is subject to its own bankruptcy proceeding.

The Core Bond Fund and Non-U.S. Fund had direct holdings, swap agreements, and securities and derivatives transactions outstanding with Lehman Brothers entities as issuers or counterparties at the time the relevant Lehman Brothers entities filed for protection or were placed in administration. The direct holdings associated with Lehman Brothers have been written down to their estimated recoverable values and incorporated as components of other receivable and liabilities on the Statements of Assets and Liabilities and net change in realized gain (loss) or unrealized appreciation (depreciation) on the Statement of Operations. The Funds have also utilized certain netting arrangements to offset payables and receivables of Lehman securities.

RIMCo or the Funds’ money managers have delivered notices of default and early termination to the relevant Lehman Brothers entities where required. For transactions with Lehman Brothers counterparties, RIMCo or the Funds’ money managers have terminated trades, obtained quotations from brokers for replacement trades and, where deemed appropriate, re-opened positions with new counterparties.

The court overseeing all the U.S. Lehman entities’ bankruptcy cases set a filing deadline for all those entities. The Lehman Brothers Inc. claims filing deadline was January 30, 2009 for all customer claims and June 1, 2009 for all general creditor claims related to Lehman Brothers Inc. In the case of all other U.S. Lehman entities, the court set filing deadlines of September 22, 2009 and November 2, 2009 (for certain “Program Securities”). The Lehman Brothers International (Europe) court set a filing deadline of December 31, 2012. To the extent that the Funds held accounts with Lehman Brothers Inc., the Funds filed the appropriate customer claims on January 29, 2009 and filed all other claims related to U.S. Lehman entities on the foregoing deadlines. The relevant Funds have entered into a confidential settlement agreement with respect to certain claims for terminated derivatives transactions between the Funds, Lehman Brothers Special Financing Inc., its parent company Lehman Brothers Holdings Inc. and securities positions facing Lehman Brothers Inc.

3.	Investment Transactions

Securities

During the period ended December 31, 2010, purchases and sales of investment securities (excluding U.S. Government and Agency obligations, short-term investments, options, futures and repurchase agreements) were as follows:

	Purchases	Sales

Multi-Style Equity Fund	$401,616,965	$420,675,194
Aggressive Equity Fund	182,988,520	185,959,692
Non-U.S. Fund	171,363,716	158,517,256
Core Bond Fund	132,316,260	108,378,996
Real Estate Securities Fund	695,857,532	694,499,887

Purchases and sales of US Government and Agency obligations (excluding short-term investments, options, futures and repurchase agreements) were as follows:

	Purchases	Sales

Core Bond Fund	$790,453,105	$744,800,736

110	Notes to Financial Statements

Russell Investment Funds

Notes to Financial Statements, continued — December 31, 2010

Written Options Contracts

Transactions in written options contracts for the period ended December 31, 2010 were as follows:

	Core Bond Fund
	Number of Contracts	Premiums Received

Outstanding December 31, 2009	88	$484,268
Opened	529	2,552,723
Closed	(104)	(1,208,826)
Expired	(388)	(955,119)

Outstanding December 31, 2010	125	$873,046

Securities Lending

The Investment Company has a securities lending program whereby each Fund can loan securities with a value up to 331?3% of each Fund’s total assets. The Fund receives cash (U.S. currency), U.S. Government or U.S. Government Agency obligations as collateral against the loaned securities. To the extent that a loan is collateralized by cash, such collateral is invested by the securities lending agent, State Street Bank and Trust Company (“State Street”) in short-term instruments, money market mutual funds and other short-term investments that meet certain quality and diversification requirements. The collateral received is recorded on a lending Fund’s Statement of Assets and Liabilities along with the related obligation to return the collateral.

Income generated from the investment of cash collateral, less negotiated rebate fees paid to participating brokers and transaction costs, is divided between the Fund and State Street and is recorded as income for the Fund. To the extent that a loan is secured by non-cash collateral, brokers pay the Fund negotiated lenders’ fees, which are divided between the Fund and State Street and are recorded as securities lending income for the Fund. All collateral received will be in an amount at least equal to 102% (for loans of U.S. securities) or 105% (for loans of non-U.S. securities) of the market value of the loaned securities at the inception of each loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund the next day. Should the borrower of the securities fail financially, there is a risk of delay in recovery of the securities or loss of rights in the collateral. Consequently, loans are made only to borrowers which are deemed to be creditworthy.

Each Fund that participates in the securities lending program has cash collateral invested in the Russell U.S. Cash Collateral Fund, an unregistered fund advised by RIMCo. On December 3, 2010, the Funds redeemed in-kind out of SLQT (securities lending cash collateral vehicle), realizing certain losses as a result of such redemption, and proceeds of the redemption were invested in the RIF Liquidating Trust, an unregistered fund managed by State Street. The RIF Liquidating Trust was formed to hold the assets redeemed in-kind from SLQT. As securities mature in the RIF Liquidating Trust, the Funds will invest the cash proceeds into the Russell U.S. Cash Collateral Fund.

As of December 31, 2010, the non-cash collateral pledged for the securities on loan in the following funds was as follows:

	Non-Cash Collateral Value	Non-Cash Collateral Holding

Multi-Style Equity Fund	$7,992,946	Pool of U.S. Government Securities
Aggressive Equity Fund	1,217,079	Pool of U.S. Government Securities
Non-U.S. Fund	2,492	Pool of U.S. Government Securities
Real Estate Securities Fund	160,074	Pool of U.S. Government Securities

Custodian

The Funds have entered into arrangements with their custodian whereby custody credits realized as a result of uninvested cash balances are used to reduce a portion of the Funds’ expenses. During the period ended December 31, 2010, the Funds’ custodian fees were reduced by the following amounts under these arrangements which are included in expense reductions on the Statements of Operations:

Amount Paid

Multi-Style Equity Fund	$5
Aggressive Equity Fund	6
Non-U.S. Fund	25
Core Bond Fund	330
Real Estate Securities Fund	10

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Russell Investment Funds

Notes to Financial Statements, continued — December 31, 2010

Brokerage Commissions

The Funds effect certain transactions through Recapture Services, a division of BNY ConvergeEX Execution Solutions LLC (“BNY”) and its global network of correspondent brokers. BNY is a registered broker and is not an affiliate of the Funds or RIMCo. Trades placed through BNY and its correspondents are used (i) to obtain brokerage and research services for RIMCo to assist RIMCo in its investment decision-making process in its capacity as advisor to the funds or (ii) to generate commission rebates to the Funds on whose behalf the trades were made. For purposes of trading to obtain brokerage and research services for RIMCo or to generate commission rebates to the Funds, the Funds’ money managers are requested to and RIMCo may, with respect to transactions it places, effect transactions with or through BNY and its correspondents or other brokers only to the extent that the money managers or RIMCo believe that the Funds will receive best execution. In addition, RIMCo recommends targets for the amount of trading that money managers allocate through BNY based upon asset class, investment style and other factors. Brokerage and research services provided to RIMCo by BNY or other brokers include, but are not limited to (1) advice either directly or indirectly through publications or writings as to the advisability in investing in, purchasing or selling securities and the availability of securities or of purchasers or sellers of securities, (2) analysis and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts; and/or (3) that are required in connection therewith. Research services will generally be obtained from unaffiliated third parties at market rates. Research provided to RIMCo may benefit the particular Funds generating the trading activity and may also benefit other Funds within RIC and other funds and clients managed or advised by RIMCo or its affiliates. Similarly, the Funds may benefit from research provided with respect to trading by those other funds and clients. In some cases, research may also be provided by other non-affiliated brokers.

BNY may also rebate to the Funds a portion of commissions earned on certain trading by the Funds through BNY and their correspondents in the form of commission recapture. Commission recapture is paid solely to those Funds generating the applicable trades. Commission recapture is generated on the instructions of the Soft Commission Committee once RIMCo’s research budget has been met, as determined annually in the Soft Commission Committee budgeting process.

Additionally, the Funds paid brokerage commissions to non-affiliated brokers who provided brokerage and research services to RIMCo.

4.	Related Party Transactions, Fees and Expenses

Adviser and Administrator

RIMCo is the Funds’ adviser and RFSC, a wholly-owned subsidiary of RIMCo, is the Funds’ administrator. RIMCo is a wholly-owned subsidiary of Frank Russell Company (a subsidiary of The Northwestern Mutual Life Insurance Company). Frank Russell Company provides ongoing money manager research and trade placement services to RIF and RIMCo.

The Investment Company Funds are permitted to invest their cash reserves (i.e., cash awaiting investment or cash held to meet redemption requests or to pay expenses) in the Russell U.S. Cash Management Fund an unregistered Fund advised by RIMCo. As of December 31, 2010, the Investment Company Funds have invested $123,885,237 in the Russell U.S. Cash Management Fund. In addition, a portion of the collateral received from the Investment Company’s securities lending program in the amount of $193,340,945 is invested in the Russell U.S. Cash Collateral Fund, an unregistered Fund advised by RIMCo.

The advisory and administrative fees specified in the table below are based upon the average daily net assets of each Fund and are payable monthly.

	Annual Rate
Funds	Adviser	Administrator
Multi-Style Equity Fund	0.73%	.05%
Aggressive Equity Fund	0.90	.05
Non-U.S. Fund	0.90	.05
Core Bond Fund	0.55	.05
Real Estate Securities Fund	0.80	.05

The following shows the respective totals for advisory and administrative fees for the period ended December 31, 2010.

	Advisory	Administrative
Multi-Style Equity Fund	$2,717,357	$186,120
Aggressive Equity Fund	1,502,450	83,469
Non-U.S. Fund	2,949,565	163,865
Core Bond Fund	2,435,075	221,371
Real Estate Securities Fund	3,581,738	223,859

112	Notes to Financial Statements

Russell Investment Funds

Notes to Financial Statements, continued — December 31, 2010

RIMCo agreed to certain waivers of its advisory fees as follows:

For the Aggressive Equity Fund, RIMCo has contractually agreed, until April 30, 2011, to waive 0.06% of its 0.90% advisory fee. The waiver may not be terminated during the relevant period except with Board approval. The total amount of the waiver for the period ended December 31, 2010 was $100,163. There were no reimbursements during the period.

For the Non-U.S. Fund, RIMCo has contractually agreed, until April 30, 2011, to waive 0.06% of its 0.90% advisory fee. The waiver may not be terminated during the relevant period except with Board approval. The total amount of the waiver for the period ended December 31, 2010 was $196,638. There were no reimbursements during the period.

For the Core Bond Fund, RIMCo has contractually agreed, until April 30, 2011, to waive 0.07% of its 0.55% advisory fee. The waiver may not be terminated during the relevant period except with Board approval. The total amount of the waiver for the period ended December 31, 2010 was $309,919. There were no reimbursements during the period.

Transfer and Dividend Disbursing Agent

RFSC serves as transfer agent and provides dividend disbursing services to the Funds. For this service, RFSC is paid a fee based upon the average daily net assets of the Funds for transfer agency and dividend disbursing services. RFSC retains a portion of this fee for services provided to the Funds and pays the balance to unaffiliated agents who assist in providing these services. Transfer agency fees paid by the Funds presented herein for the period ended December 31, 2010 were as follows:

Amount

Multi-Style Equity Fund	$16,388
Aggressive Equity Fund	7,348
Non-U.S. Fund	14,429
Core Bond Fund	19,542
Real Estate Securities Fund	19,720

Distributor

Russell Financial Services, Inc. (the “Distributor’), a wholly-owned subsidiary of RIMCo, serves as distributor for RIF, pursuant to the Distribution Agreement with the Investment Company. The Distributor receives no compensation from the Investment Company for its services.

Accrued Fees Payable to Affiliates

Accrued fees payable to affiliates for the period ended December 31, 2010 were as follows:

	Multi-Style Equity Fund	Aggressive Equity Fund	Non-U.S. Fund	Core Bond Fund	Real Estate Securities Fund

Advisory fees	$243,316	$128,460	$250,187	$186,302	$326,173
Administration fees	16,792	8,030	15,309	19,853	20,386
Transfer agent fees	1,478	707	1,346	1,747	1,794
Trustee fees	2,151	931	1,900	2,061	2,429

	$263,737	$138,128	$268,742	$209,963	$350,782

Affiliated Brokerage Commissions

The Funds will effect certain transactions through Russell Implementation Services Inc. (“RIS”) and its global network of unaffiliated correspondent brokers. RIS is a registered broker and investment adviser and an affiliate of RIMCo. Trades placed through RIS and its correspondents are made (i) to manage trading associated with changes in managers, rebalancing across existing managers, cash flows and other portfolio transitions or (ii) to execute portfolio securities transactions for each Fund’s assets that RIMCo determines not to allocate to money managers and for each Fund’s cash reserves.

Board of Trustees

The Russell Fund Complex consists of RIC, which has 41 Funds, and RIF, which has nine Funds. Each of the Trustees is a Trustee of both RIC and RIF. During the period, the Russell Fund Complex paid each of its independent Trustees a retainer of $72,000 per year (effective January 1 ,2011, $75,000 per year), $6,500 for each regular quarterly meeting attended in person, $2,500 for each special meeting attended in person, and $2,500 for each Audit Committee meeting, Nominating and Governance Committee meeting, Investment Committee meeting or any other committee meeting established and approved by the Board that is attended in person. Each Trustee receives a $1,000 fee for attending the quarterly and special meetings (except for telephonic meetings called pursuant to the Funds’ valuation and pricing procedures) and a $500 fee for attending the committee meeting by

Notes to Financial Statements	113

Russell Investment Funds

Notes to Financial Statements, continued — December 31, 2010 phone instead of receiving the full fee had the member attended in person. Trustees’ out-of-pocket expenses are also paid by the Russell Fund Complex. The Audit Committee Chair and Investment Committee Chair are each paid a fee of $15,000 per year and the Nominating and Governance Committee Chair is paid a fee of $6,000 per year. The chairman of the Board receives additional annual compensation of $72,000 (effective January 1, 2011, $75,000 per year).

5.	Federal Income Taxes

At December 31, 2010, the following Funds had net tax basis capital loss carryforwards which may be applied against any realized net taxable gains in each succeeding year or until their respective expiration dates, whichever occurs first. Available capital loss carryforwards and expiration dates are as follows:

Funds	12/31/2016	12/31/2017	Totals

Multi-Style Strategy	$23,583,170	$61,778,100	$85,361,270
Aggressive Equity	13,608,848	36,496,484	50,105,332
Non-U.S.	48,403,470	51,040,031	99,443,501
Real Estate Securities	—	26,603,446	26,603,446

At December 31, 2010, the cost of investments and net unrealized appreciation (depreciation), undistributed ordinary income and undistributed long-term capital gains for income tax purposes were as follows:

	Multi-Style Strategy Fund	Aggressive Equity Fund	Non U.S. Fund	Core Bond Fund	Real Estate Securities Fund
Cost of Investments	$401,918,788	$230,873,271	$331,686,384	$540,398,804	$497,254,082

Unrealized Appreciation	$67,124,818	$36,309,394	$59,222,141	$16,866,048	$74,545,751
Unrealized Depreciation	(2,460,840)	(1,600,549)	(10,419,705)	(9,171,606)	(5,490,738)

Net Unrealized Appreciation (Depreciation)	$64,663,978	$34,708,845	$48,802,436	$7,694,442	$69,055,013

Components of Distributable Earnings
Undistributed Ordinary Income	$875,879	$128,099	$4,087,677	$1,051,485	$2,384,871
Undistributed Long-Term Gains (Capital Loss Carryforward)	$(85,361,270)	$(50,105,332)	$(99,443,501)	$1,283,136	$(26,603,446)
Tax Composition of Distributions
Ordinary Income	$3,360,274	$777,833	$2,907,701	$28,040,779	$9,960,532
Long Term Capital Gains	$—	$—	$—	$1,186,400	$—

Post October Loss Deferrals	$—	$—	$133,028	$259,613	$—

6.	Fund Share Transactions (amounts in thousands)

Share transactions for the periods ended December 31, 2010 and December 31, 2009 were as follows:

	2010		2009

Multi-Style Equity Fund	Shares	Dollars	Shares	Dollars
Proceeds from shares sold	1,894	22,754	2,436	23,857
Proceeds from reinvestment of distributions	287	3,360	483	4,298
Payments for shares redeemed	(4,706)	(56,133)	(4,036)	(37,795)

Net increase (decrease)	(2,525)	(30,019)	(1,117)	(9,640)

	2010		2009
Aggressive Equity Fund	Shares	Dollars	Shares	Dollars
Proceeds from shares sold	1,360	13,976	1,485	11,475
Proceeds from reinvestment of distributions	76	778	95	695
Payments for shares redeemed	(1,882)	(19,240)	(2,176)	(16,299)

Net increase (decrease)	(446)	(4,486)	(596)	(4,129)

	2010		2009
Non-U.S. Fund	Shares	Dollars	Shares	Dollars
Proceeds from shares sold	3,705	33,734	2,904	22,918
Proceeds from reinvestment of distributions	331	2,908	1,010	7,901
Payments for shares redeemed	(2,938)	(26,583)	(3,249)	(25,343)

Net increase (decrease)	1,098	10,059	665	5,476

114	Notes to Financial Statements

Russell Investment Funds

Notes to Financial Statements, continued — December 31, 2010

	2010		2009
Core Bond Fund	Shares	Dollars	Shares	Dollars
Proceeds from shares sold	8,107	86,343	7,232	71,125
Proceeds from reinvestment of distributions	2,784	29,227	2,152	20,869
Payments for shares redeemed	(5,254)	(56,066)	(4,313)	(40,570)

Net increase (decrease)	5,637	59,504	5,071	51,424

	2010		2009
Real Estate Securities Fund	Shares	Dollars	Shares	Dollars
Proceeds from shares sold	2,018	25,770	4,224	34,059
Proceeds from reinvestment of distributions	783	9,961	1,793	14,718
Payments for shares redeemed	(2,807)	(34,966)	(3,178)	(28,595)

Net increase (decrease)	(6)	765	2,839	20,182

7.	Interfund Lending Program

The Funds have been granted permission from the Securities and Exchange Commission to participate in a joint lending and borrowing facility (the “Credit Facility”). Portfolios of the Funds may borrow money from each other for temporary purposes. All such borrowing and lending will be subject to a participating Fund’s fundamental investment limitations. Typically, Funds will borrow from the Russell Investment Company (“RIC”) Funds. The RIC lending Fund will lend through the program only when the returns are higher than those available from an investment in repurchase agreements or short-term reserves and the portfolio manager determines it is in the best interest of the RIC lending Fund. The Funds will borrow through the program only when the costs are equal to or lower than the cost of bank loans. Interfund loans and borrowings normally extend overnight, but can have a maximum duration of seven days. Loans may be called on one business day’s notice. A participating Fund may have to borrow from a bank at a higher interest rate if an interfund loan is called or not renewed. Any delay in repayment to the RIC lending Fund could result in a lost investment opportunity or additional borrowing costs. For the period ended December 31, 2010, the Funds did not borrow through the interfund lending program.

8.	Record Ownership

As of December 31, 2010, the following table includes shareholders of record with greater than 10% of the total outstanding shares of each respective Fund. The Northwestern Mutual Life Insurance Company accounts were the largest shareholder in each Fund.

	# of Shareholders	%

Multi-Style Equity Fund	2	83.3
Aggressive Equity Fund	2	82.3
Non-U.S. Fund	2	79.7
Core Bond Fund	3	85.7
Real Estate Securities Fund	2	92.7

9.	Restricted Securities

Restricted securities are subject to contractual limitations on resale, are often issued in private placement transactions, and are not registered under the Securities Act of 1933 (the “Act”). The most common types of restricted securities are those sold under Rule 144A of the Act and commercial paper sold under Section 4(2) of the Act.

A Fund may invest a portion of its net assets not to exceed 15% in securities that are illiquid. This limitation is applied at the time of purchase. Illiquid securities are securities that may not be readily marketable, and that cannot be sold within seven days in the ordinary course of business at the approximate amount at which the Fund has valued the securities. Restricted securities are generally considered to be illiquid.

The following table lists restricted securities held by a Fund that are illiquid. The following table does not include (1) securities deemed liquid by RIMCo or a money manager pursuant to Board approved policies and procedures or (2) illiquid securities that are not restricted securities as designated on the Funds’ Schedule of Investments.

Fund - % of Net Assets Securities	Acquisition Date	Principal Amount ($) or Shares	Cost per Unit $	Cost (000) $	Market Value (000) $

Non-U.S. Fund - 0.3%
Mail.ru Group, Ltd.	11/05/10	10,389	35.43	368	357
Rolls-Royce Group PLC	03/18/10	88,362	8.76	774	858

					1,215

Notes to Financial Statements	115

Russell Investment Funds

Notes to Financial Statements, continued — December 31, 2010

Core Bond Fund - 1.0%
Adam Aircraft Industries, Term Loan	02/13/08	48,786	99.00	48	—
ARES CLO Funds	01/15/09	634,950	76.68	487	597
ARES CLO Funds	01/15/09	384,473	95.53	367	371
Armstrong Loan Funding, Ltd.	05/21/09	306,478	88.13	270	303
AWAS Aviation Capital, Ltd.	10/01/10	365,000	100.00	365	362
Chatham Light CLO, Ltd.	11/25/09	495,121	90.89	450	463
CIT Mortgage Loan Trust	10/05/07	130,000	100.00	130	92
CIT Mortgage Loan Trust	10/05/07	180,000	100.00	180	96
CIT Mortgage Loan Trust	09/11/08	91,586	100.00	92	88
DG Funding Trust	11/04/03	49	10,537.12	516	374
ING Bank NV	11/17/10	600,000	99.66	598	585
Ras Laffan Liquefied Natural Gas Co., Ltd. III	08/03/10	250,000	100.00	250	258
Sabine Pass LNG, LP	12/14/10	380,000	88.81	337	356
Symetra Financial Corp.	06/02/06	150,000	98.83	148	151
TransDigm, Inc.	12/01/10	250,000	100.00	250	259
UBS AG	01/11/08	270,000	50.32	136	123
Washington Mutual Mortgage Pass Through Certificates	04/01/05	188,633	100.00	189	10

					4,488

Illiquid securities and restricted securities may be priced by the Funds using fair value procedures approved by the Board.

10.	Subsequent Events

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustments of the financial statements or additional disclosures.

Effective January 1, 2011, RIMCo changed the Non-U.S. Fund’s primary benchmark from the MSCI EAFE Index (net of tax on dividends from foreign holdings) to the Russell Developed ex-U.S. Large Cap Index (net of tax on dividends from foreign holdings). RIMCo believes that the Russell Developed ex-U.S. Large Cap Index (net of tax on dividends from foreign holdings) is an appropriate benchmark which more broadly represents the investable universe of stocks.

116	Notes to Financial Statements

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders

of Russell Investment Funds

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations, of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Multi-Style Equity Fund, Aggressive Equity Fund, Non-U.S. Fund, Core Bond Fund and Real Estate Securities Fund (five of the portfolios constituting the Russell Investment Funds, hereafter referred to as the “Funds”) at December 31, 2010, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2010 by correspondence with the custodian, brokers, and transfer agent, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Seattle, Washington

February 15, 2011

Report of Independent Registered Public Accounting Firm	117

Russell Investment Funds

Tax Information — December 31, 2010 (Unaudited)

For the tax year ended December 31, 2010, the Funds hereby designate 100% or the maximum amount allowable, of its net taxable income as qualified dividends taxed at individual net capital gain rates.

The Form 1099 you receive in January 2011 will show the tax status of all distributions paid to your account in calendar year 2010.

The Funds designate dividends distributed during the fiscal year as qualifying for the dividends received deduction for corporate shareholders as follows:

Multi-Style Equity	100.0%
Aggressive Equity	100.0%
Non-U.S.	4.9%
Real Estate Securities	0.0%
Core Bond	0.0%

Pursuant to Section 852 of the Internal Revenue Code, the Funds designate the following amounts as long-term capital gain dividends for their taxable year ended December 31, 2010:

Long-Term Capital Gains
Core Bond	1,186,400

Please consult a tax adviser for any questions about federal or state income tax laws.

The Non-U.S Fund paid foreign taxes of $774,473 and recognized $7,196,490 of foreign source income during the taxable year ended December 31, 2010. Pursuant to Section 853 of the Internal Revenue Code, the Fund designates $0.0216 per share of foreign taxes paid and $0.2003 of gross income per share earned from foreign sources in the taxable year ended December 31, 2010.

118	Tax Information

Russell Investment Funds

Basis for Approval of Investment Advisory Contracts — (Unaudited)

Approval of Investment Advisory Agreement

The Board of Trustees, including all of the Independent Trustees, last considered and approved the continuation of the advisory agreement with RIMCo (the “RIMCo Agreement”) and the portfolio management contract with each Money Manager of the Funds (collectively, the “portfolio management contracts”) at a meeting held in person on April 20, 2010 (the “Agreement Evaluation Meeting”). During the course of a year, the Trustees receive a wide variety of materials regarding the investment performance of the Funds, sales and redemptions of the Funds’ shares, management of the Funds by RIMCo and compliance with applicable regulatory requirements. In preparation for the annual review, the Independent Trustees, with the advice and assistance of their independent counsel, also requested and the Board considered (1) information, analyses and reports prepared by RIMCo relating to the services provided by RIMCo (and its affiliates) to the Funds; and (2) information (the “Third-Party Information”) received from an independent, nationally recognized provider of investment company information comparing the performance of each of the Funds and their respective operating expenses over various periods of time with other peer funds not managed by RIMCo, believed by the provider to be generally comparable in investment objectives to the Funds. In the case of each Fund, its other peer funds are collectively hereinafter referred to as the Fund’s “Comparable Funds,” and, with the Fund, such Comparable Funds are collectively hereinafter referred to as the Fund’s “Performance Universe” in the case of performance comparisons and the Fund’s “Expense Universe” in the case of operating expense comparisons. In the case of certain Funds, the Third-Party Information reflected changes in the Comparable Funds requested by RIMCo, which changes were noted in the Third-Party Information. The foregoing information requested by the Trustees or provided by RIMCo is collectively called the “Agreement Evaluation Information.” The Trustees’ evaluations also reflected the knowledge and familiarity gained as Board members of the Funds and other funds in the same complex with respect to services provided by RIMCo, RIMCo’s affiliates and each Money Manager. The Trustees received a memorandum from counsel to the Funds discussing the legal standards for their consideration of the continuations of the RIMCo Agreement and the portfolio management contracts and the Independent Trustees separately received a memorandum regarding their responsibilities from their independent counsel.

On April 13, 2010, the Independent Trustees in preparation for the Agreement Evaluation Meeting met by conference telephone call to review Agreement Evaluation Information received to that date in a private session with their independent counsel at which no representatives of RIMCo or the Funds’ management were present and, on the basis of that review, requested additional Agreement Evaluation Information. At the Agreement Evaluation Meeting, the Board, including the Independent Trustees, reviewed the proposed continuance of the RIMCo Agreement and the portfolio management contracts with management, counsel to the Funds and independent counsel to the Independent Trustees. Presentations made by RIMCo to the Board as part of this review encompassed the Funds and all other RIMCo-managed funds for which the Board has supervisory responsibility. Following this review, but prior to voting, the Independent Trustees again met in executive session with their independent counsel to consider additional Agreement Evaluation Information received from RIMCo and management at the Agreement Evaluation Meeting. The discussion below reflects all of these reviews.

In evaluating the portfolio management contracts, the Board considered that the Funds, in employing a manager-of-managers method of investment, operate in a manner that is distinctly different from most other investment companies. In the case of most other investment companies, an advisory fee is paid by the investment company to its adviser which, in turn, employs and compensates individual portfolio managers to make specific securities selections consistent with the adviser’s style and investment philosophy. RIMCo has engaged multiple unaffiliated Money Managers for all Funds.

The Board considered that RIMCo (rather than any Money Manager) is responsible under the RIMCo Agreement for determining, implementing and maintaining the investment program for each Fund. Assets of each Fund generally have been allocated among the multiple Money Managers selected by RIMCo, subject to Board approval, for that Fund. RIMCo manages directly a portion of certain Funds’ assets employing a “select holdings strategy,” as described below, and directly manages the investment of each Fund’s cash reserves. RIMCo also may manage directly any portion of each Fund’s assets that RIMCo determines not to allocate to the Money Managers and portions of a Fund during transitions between Money Managers. In all cases, assets are managed directly by RIMCo pursuant to authority provided by the RIMCo Agreement.

RIMCo is responsible for selecting, subject to Board approval, Money Managers for each Fund and for actively managing allocations and reallocations of assets among the Money Managers. The Board has been advised that RIMCo’s goal is to construct and manage diversified portfolios in a risk-aware manner. Each Money Manager for a Fund in effect performs the function of an individual portfolio manager who is responsible for selecting portfolio securities for the portion of the Fund assigned to it by RIMCo (each, a “segment”) in accordance with the Fund’s applicable investment objective, policies and restrictions, any constraints placed by RIMCo upon their selection of portfolio securities and the Money Manager’s specified role in a Fund. RIMCo is responsible for communicating performance expectations to each Money Manager; supervising compliance by each Money Manager with each Fund’s investment objective and policies; authorizing Money Managers to engage in certain investment strategies for a Fund; and recommending annually to the Board whether portfolio management contracts should be renewed, modified or terminated. In addition to its annual recommendation as to the renewal, modification or termination of portfolio management contracts, RIMCo is responsible for recommending to the Board additions of new Money Managers or replacements of existing Money Managers at any

Basis for Approval of Investment Advisory Contracts	119

Russell Investment Company

Basis for Approval of Investment Advisory Contracts, continued — (Unaudited)

time when, based on RIMCo’s research and ongoing review and analysis, such actions are appropriate. RIMCo may impose specific investment constraints from time to time for each Money Manager intended to capitalize on the strengths of that Money Manager or to coordinate the investment activities of Money Managers for the Fund in a complementary manner. Therefore, RIMCo’s selection of Money Managers is made not only on the basis of performance considerations but anticipated compatibility with other Money Managers in the same Fund. In light of the foregoing, the overall performance of each Fund over appropriate periods reflects, in great part, the performance of RIMCo in designing the Fund’s investment program, structuring the Fund, selecting an effective Money Manager with a particular investment style or sub-style for a segment that is complementary to the styles of the Money Managers of other Fund segments, and allocating assets among the Money Managers in a manner designed to achieve the objectives of the Fund.

The Board considered that the prospectuses for the Funds and other public disclosures emphasize to investors RIMCo’s role as the principal investment manager for each Fund, rather than the investment selection role of the Funds’ Money Managers, and describe the manner in which the Funds operate so that investors may take that information into account when deciding to purchase shares of any such Fund. The Board further considered that Fund investors in pursuing their investment goals and objectives likely purchased their shares on the basis of this information and RIMCo’s reputation for and performance record in managing the Funds’ manager-of-managers structure.

The Board also considered the demands and complexity of managing the Funds pursuant to the manager-of-managers structure, the special expertise of RIMCo with respect to the manager-of-managers structure of the Funds and the likelihood that, at the current expense ratio of each Fund, there would be no acceptable alternative investment managers to replace RIMCo on comparable terms given the need to continue the manager-of-managers strategy of such Fund selected by shareholders in purchasing their shares.

In addition to these general factors relating to the manager-of-managers structure of the Funds, the Trustees considered, with respect to each Fund, various specific factors in evaluating renewal of the RIMCo Agreement, including the following:

1.	The nature, scope and overall quality of the investment management and other services provided, and expected to be provided, to the Fund by RIMCo;

2.	The advisory fee paid by the Fund to RIMCo (the “Advisory Fee”) and the fact that it encompasses all investment advisory fees paid by the Fund, including the fees for any Money Managers of such Fund;

3.	Information provided by RIMCo as to other fees and benefits received by RIMCo or its affiliates from the Fund, including any administrative, transfer agent or cash management fees and fees received for management of securities lending cash collateral, soft dollar arrangements and commissions in connection with portfolio securities transactions;

4.	Information provided by RIMCo as to expenses incurred by the Fund; and

5.	Information provided by RIMCo as to the profits that RIMCo derives from its mutual fund operations generally and from the Fund.

In evaluating the nature, scope and overall quality of the investment management and other services provided, and which are expected to be provided, to the Funds, including Fund portfolio management services, the Board inquired as to the possible impact on the Funds’ operations of significant changes in RIMCo’s senior management and other personnel providing services to the Funds during 2009 and 2010 to the date of the Agreement Evaluation Meeting and a planned relocation of the Russell organization’s headquarters by the end of 2010. At the Agreement Evaluation Meeting, senior representatives of RIMCo discussed these changes with the Board and assured the Board that, while these changes likely would have a near term impact because of increased demands upon continuing personnel, steps were being taken to avoid any long-term diminution in the nature, scope or quality of the services provided to the Funds. The Board also discussed the possible impact of such changes on the compliance programs of the Funds and RIMCo and received assurances from senior representatives of the Russell organization that such changes would not result in any long-term diminution in the nature and quality of the Funds’ compliance programs.

As noted above, RIMCo, pursuant to the terms of the RIMCo Agreement, directly manages, a portion—up to 10%—of the assets of the Multi-Style Equity Fund (the “Participating Fund”) utilizing a select holdings strategy, the actual allocation being determined by the Participating Fund’s RIMCo portfolio manager. The select holdings strategy utilized by RIMCo in managing such assets for the Participating Fund is designed to increase the Participating Fund’s exposure to stocks that are viewed as attractive by multiple Money Managers of the Participating Fund. The Board reviewed the results of the select holdings strategy in respect of the Participating Fund during the past year. The Trustees considered that RIMCo is not required to pay investment advisory fees to a Money Manager with respect to assets for which the select holdings strategy is utilized and that the profits derived by RIMCo generally and from the Participating Fund consequently may increase incrementally. The Board, however, also considered RIMCo’s advice that it pays certain Money Managers additional fees for providing information and other services in connection with the select holdings strategy and incurs additional costs in carrying out the select holdings strategy, the limited amount of assets that are managed directly by RIMCo pursuant to the select holdings strategy, and the fact that the aggregate investment advisory fees paid by the Participating Fund are not increased as a result of the select holdings strategy.

120	Basis for Approval of Investment Advisory Contracts

Russell Investment Company

Basis for Approval of Investment Advisory Contracts, continued — (Unaudited)

In evaluating the reasonableness of the Funds’ Advisory Fees in light of Fund performance, the Board considered that, in the Agreement Evaluation Information and at past meetings, RIMCo noted differences between the investment strategies of certain Funds and their respective Comparable Funds in pursuing their investment objectives, including fund strategies which seek to achieve a lower tracking error (i.e., the difference, whether positive or negative, between the return of a fund and its benchmark) and resulting lower return volatility than their Comparable Funds. According to RIMCo, these strategies may be expected to result, and for certain Funds during the periods covered by the Third-Party Information did result, in lower performance than that of some of their Comparable Funds. According to RIMCo, the strategies pursued by the Funds, among other things, are intended to result in less volatile, more moderate returns relative to each Fund’s performance benchmark rather than more volatile, more extreme returns that its Comparable Funds may experience over time, although Fund results in 2008 and early 2009 generally did not reflect uniform success in achieving lesser volatility.

With respect to the Funds’ Advisory Fees, the Third-Party Information showed that the Multi-Style Equity and Core Bond Fund each had an Advisory Fee which on a contractual basis, an actual basis (i.e., giving effect to any voluntary fee waivers implemented by RIMCo and the advisers to such Fund’s Comparable Funds), or on both a contractual and actual basis was ranked more than 5 basis points below the third quintile of its Expense Universe in the fourth quintile of its Expense Universe. On an actual basis (i.e., giving effect to any voluntary fee waivers implemented by RIMCo and the advisers to such Fund’s Comparable Funds), the RIF Aggressive Equity Fund Advisory Fee was ranked in the third quintile of its Expense Universe but the actual Advisory Fee for each of the other Funds was ranked in the fourth quintile of its Expense Universe. The comparison was based upon the latest fiscal years for the Expense Universe funds. In assessing the Funds’ Advisory Fees, the Board focused on actual Advisory Fees. The Board considered that the actual Advisory Fee for each Fund other than the Multi-Style Equity Fund and the Core Bond Fund was ranked within 5 basis points of the third quintile of its Expense Universe. The Board considered RIMCo’s explanation of the reasons for these Funds’ actual Advisory Fee rankings and its belief that the Funds’ Advisory Fees are reasonable notwithstanding such rankings. The Board determined that it would continue to monitor those fees against the Funds’ Comparable Funds’ advisory fees.

In discussing the Funds’ Advisory Fees generally, RIMCo noted, among other things, that its Advisory Fees for the Funds encompass services that may not be provided by investment advisers to the Funds’ Comparable Funds, such as cash equitization and management of portfolio transition costs when Money Managers are added, terminated or replaced. RIMCo also observed that its “margins” in providing investment advisory services to the Funds tend to be lower than competitors’ margins because of the demands and complexities of managing the Funds’ manager-of-managers structure, including RIMCo’s payment of a significant portion of the Funds’ Advisory Fees to their Money Managers.

The Board considered for each Fund whether economies of scale have been realized and whether the Advisory Fee for such Fund appropriately reflects or should be revised to reflect any such economies. The Board noted that, generally, there was a reduction in the Funds’ assets as a result of market declines and related investor redemptions in 2008 and 2009 and that Fund asset levels generally have not rebounded completely from those levels. In the case of certain Funds, asset levels have continued to decline since 2008. The Board therefore determined that, after giving effect to any applicable fee or expense caps, waivers or reimbursements, the Advisory Fee for each Fund appropriately reflected any economies of scale realized by that Fund, based upon net asset flows since 2008 and such factors as the variability of Money Manager investment advisory fees and other factors associated with the manager-of-managers structure employed by the Funds.

The Board considered, as a general matter, that fees payable to RIMCo by institutional clients with investment objectives similar to those of the Funds and other RIC funds under the Board’s supervision are lower, and, in some cases, may be substantially lower, than the rates paid by RIC funds supervised by the Board, including the Funds. The Trustees considered the differences in the nature and scope of services RIMCo provides to institutional clients and the Funds. RIMCo explained, among other things, that institutional clients have fewer administrative needs than the Funds. RIMCo also noted that since the Funds must constantly issue and redeem their shares, they are more difficult to manage than institutional accounts, where assets are relatively stable. In addition, RIMCo noted that the Funds are subject to heightened regulatory requirements relative to institutional clients. The Board noted that RIMCo provides office space and facilities to the Funds and all of the Funds’ officers. Accordingly, the Trustees concluded that the services provided to the Funds are sufficiently different from the services provided to the other clients that comparisons are not probative and should not be given significant weight.

In evaluating the Funds’ Advisory Fees, the Board noted that none of the Funds had total expenses which ranked more than 5 basis points below the third quintile of its Expense Universe.

On the basis of the Agreement Evaluation Information, and other information previously received by the Board from RIMCo during the course of the current year or prior years, or presented at or in connection with the Agreement Evaluation Meeting by RIMCo, the Board, in respect of each Fund, found, after giving effect to any applicable waivers and/or reimbursements (1) the Advisory Fee charged by RIMCo was reasonable in light of the nature, scope and overall quality of the investment management and other services provided, and expected to be provided, to the Funds; (2) the relative expense ratio of the Fund was comparable to those of its Comparable Funds; (3) RIMCo’s methodology of allocating expenses of operating funds in the complex was reasonable; (4) other

Basis for Approval of Investment Advisory Contracts	121

Russell Investment Company

Basis for Approval of Investment Advisory Contracts, continued — (Unaudited)

benefits and fees received by RIMCo or its affiliates from the Funds were not excessive; and (5) RIMCo’s profitability with respect to the Fund was not excessive in light of the nature, scope and overall quality of the investment management and other services provided by RIMCo.

The Board further concluded that, under the circumstances, the performance of each of the Funds was consistent with continuation of the RIMCo Agreement, although the Board regarded the performance of the Non-U.S. Fund and the Aggressive Equity Fund relative to their respective Comparable Funds as disappointing. The Board, in assessing the Funds’ performance, focused upon each Fund’s performance for the 1-, 3- and 5-year periods ended December 31, 2009 as most relevant.

In evaluating the performance of the Funds generally relative to their Comparable Funds, the Board, in addition to the factors described above, also considered RIMCo’s advice that many of the Funds’ Comparable Funds do not “equitize” their cash (i.e., cash awaiting investment or disbursement to satisfy redemptions or other fund obligations) and may hold large positions uninvested in their investment portfolios. By contrast, the Funds generally follow a strategy of equitizing their cash and fully investing their assets in pursuit of their investment objectives (the Funds’ strategy of equitizing cash and fully investing their assets is hereinafter referred to as their “full investment strategy”). In support of the Funds’ full investment strategy, RIMCo advised the Board of its belief that investors manage their own cash positions based upon their personal investment goals, strategies and risk tolerances and generally expect Fund assets to be fully invested. RIMCo noted that the Funds’ full investment strategy generally will detract from relative performance in a declining market, such as 2008, but may enhance the Funds’ relative performance in a rising market, such as 2009.

With respect to the Non-US Fund, the Third-Party Information showed that the Fund’s performance was ranked in the fourth quintile of its Performance Universe for each of the 1-, 3- and 5-year periods ended December 31, 2009. The Trustees considered management’s explanation of the Fund’s relative underperformance. According to RIMCo, the financial crisis that unfolded during 2008, along with certain portfolio positioning decisions by the Money Managers for the Fund, detracted from performance in both 2008 and 2009. During 2009, three of the Fund’s four Money Managers were replaced. RIMCo noted that the recent changes in the Fund’s Money Manager team made meaningful performance comparisons with its Comparable Funds difficult.

With respect to the Aggressive Equity Fund, the Third-Party Information showed that the Fund’s performance was ranked in the fifth and fourth quintiles of its Performance Universe for the 3- and 5-year periods ended December 31, 2009, respectively, but that its performance for the 1-year period was ranked in the second quintile. According to RIMCo, the financial crisis that unfolded throughout 2008 was detrimental to performance and the Fund was further affected by certain portfolio positioning decisions by certain Money Managers. In 2009, the fund’s quality bias was a disadvantage as speculative stocks outperformed. While Fund performance in 2009 was markedly better than 2008, RIMCo advised the Board that it intends to continue its focus on reviewing the Money Manager team to enhance the Fund’s structure, risk profile and excess return profile.

In evaluating performance, the Board considered each Fund’s absolute performance and performance relative to appropriate benchmarks and indices in addition to such Fund’s performance relative to its Comparable Funds. In assessing the Funds’ performance relative to their Comparable Funds or benchmarks or in absolute terms, the Board also considered RIMCo’s stated investment strategy of managing the Funds in a risk-aware manner and the extraordinary capital market conditions during 2008 and early 2009 that continue to impact the Funds’ relative performance for periods greater than one year.

After considering the foregoing and other relevant factors, the Board concluded that continuation of the RIMCo Agreement on its current terms and conditions would be in the best interests of each Fund and its respective shareholders and voted to approve the continuation of the RIMCo Agreement.

At the Agreement Evaluation Meeting, with respect to the evaluation of the terms of portfolio management contracts with Money Managers, the Board received and considered information from RIMCo reporting, among other things, for each Money Manager, the Money Manager’s performance over various periods; RIMCo’s assessment of the performance of each Money Manager; any significant business relationships between the Money Manager and RIMCo or Russell Financial Services, Inc., the Funds’ underwriter; and RIMCo’s recommendation to retain the Money Manager at the current fee rate, to retain the Money Manager at a reduced fee rate or to terminate the Money Manager. The Board received reports during the course of the year from the Funds’ Chief Compliance Officer regarding each Money Manager’s compliance program. RIMCo recommended that each Money Manager be retained at its current fee rate. RIMCo has advised the Board that it does not regard Money Manager profitability as relevant to its evaluation of the portfolio management contracts with Money Managers because the willingness of Money Managers to serve in such capacity depends upon arm’s-length negotiations with RIMCo; RIMCo is aware of the fees charged by Money Managers to other clients; and RIMCo believes that the fees agreed upon with Money Managers are reasonable in light of the anticipated quality of investment advisory services to be rendered. The Board accepted RIMCo’s explanation in light of the Board’s findings as to the reasonableness of the Advisory Fee paid by each Fund and the fact that each Money Manager’s fee is paid by RIMCo.

Based substantially upon RIMCo’s recommendations, together with the Agreement Evaluation Information and other information received from RIMCo in support of its recommendations at the Agreement Evaluation Meeting, the Board concluded that the fees paid to the Money Managers of each Fund are reasonable in light of the quality of the investment advisory services provided and that

122	Basis for Approval of Investment Advisory Contracts

Russell Investment Company

Basis for Approval of Investment Advisory Contracts, continued — (Unaudited)

continuation of the portfolio management contract with each Money Manager of each Fund would be in the best interests of the Fund and its shareholders.

In their deliberations, the Trustees did not identify any particular information as to the RIMCo Agreement or, other than RIMCo’s recommendation, the portfolio management contract with any Money Manager that was all-important or controlling and each Trustee attributed different weights to the various factors considered. The Trustees evaluated all information available to them on a Fund-by-Fund basis and their determinations were made in respect of each Fund.

Subsequently, the Board of Trustees received a proposal from RIMCo at a meeting held on May 24, 2010, to a effect money manager change for the Real Estate Securities Fund; In the case of such proposed change, the Trustees approved the terms of the proposed portfolio management contract based substantially upon RIMCo’s recommendation to hire the Money Manager at the proposed fee rate; any significant business relationships between the Money Manager and RIMCo or Russell Financial Services, Inc. the Fund’s underwriter; RIMCo’s explanation as to the lack of relevance of profitability to the evaluation of portfolio management contracts with money managers because the willingness of Money Managers to serve in such capacity depends upon arm’s-length negotiations with RIMCo; RIMCo’s awareness of the fees charged by the Money Manager to other clients; and RIMCo’s belief that the proposed investment advisory fees would be reasonable in light of the anticipated quality of investment advisory services to be rendered. The Trustees also considered their findings at their April 20, 2010 meeting as to the reasonableness of the aggregate investment advisory fees paid by the Fund, and the fact that the aggregate investment advisory fees paid by the Fund would not increase as a result of the implementation of the proposed money manager change because the money managers’ investment advisory fee is paid by RIMCo.

Basis for Approval of Investment Advisory Contracts	123

Russell Investment Funds

Shareholder Requests for Additional Information — December 31, 2010 (Unaudited)

A complete unaudited schedule of investments is made available generally no later than 60 days after the end of the first and third quarters of each year. These reports are available (i) free of charge, upon request, by calling the Fund at (800) 787-7354, (ii) on the Securities and Exchange Commission’s website at www.sec.gov, and (iii) at the Securities and Exchange Commission’s public reference room.

The Board has delegated to RIMCo, as RIF’s investment adviser, the primary responsibility for monitoring, evaluating and voting proxies solicited by or with respect to issuers of securities in which assets of the Funds may be invested. RIMCo has established a proxy voting committee (“Committee”) and has adopted written proxy voting policies and procedures (“P&P”) and proxy voting guidelines (“Guidelines”). The Funds maintain a Portfolio Holdings Disclosure Policy that governs the timing and circumstances of disclosure to shareholders and third parties of information regarding the portfolio investments held by the Fund. A description of the P&P, Guidelines, Portfolio Holdings Disclosure Policy and additional information about Fund Trustees are contained in the Funds’ Statement of Additional Information (“SAI”). The SAI is available (i) free of charge, upon request, by calling the Funds at (800) 787-7354, and (ii) on the Securities and Exchange Commission’s website at www.sec.gov.

If possible, depending on contract owner registration and address information, and unless you have otherwise opted out, only one copy of the RIF prospectus and each annual and semi-annual report will be sent to contract owners at the same address. If you would like to receive a separate copy of these documents, please contact your Insurance Company. If you currently receive multiple copies of the prospectus, annual report and semi-annual report and would like to request to receive a single copy of these documents in the future, please call your insurance company.

Some insurance companies may offer electronic delivery of the Funds’ prospectus and annual and semiannual reports. Please contact your insurance company for further details.

124	Shareholder Requests for Additional Information

Russell Investment Funds

Disclosure of Information about Fund Trustees and Officers — December 31, 2010 (Unaudited)

The following tables provide information for each officer and Trustee of the Russell Fund Complex. The Russell Fund Complex consists of RIC, which has 41 funds, and RIF, which has nine funds. Each of the Trustees is a Trustee of both RIC and RIF. The first table provides information for the interested Trustee. The second table provides information for the independent Trustees. The third table provides information for the Trustees emeritus. The fourth table provides information for the officers.

Name, Age, Address	Position(s) Held with Fund and Length of Time Served	Term of Office*	Principal Occupation(s) During the Past 5 Years	No. of Portfolios in Russell Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
INTERESTED TRUSTEE
# Sandra Cavanaugh Born May 10, 1954 1301 Second Avenue Seattle, Washington 98101	President and Chief Executive Officer since 2010 Trustee since 2010	Appointed until successor is duly elected and qualified Until successor is chosen and qualified by Trustees	• President and CEO RIC and RIF • Chairman of the Board, President and CEO, Russell Financial Services, Inc. • Chairman of the Board, President and CEO, Russell Fund Services Company (“RFSC”) • Chairman of the Board and President, Russell Insurance Agency, Inc. (insurance agency (“RIA”)) • May 2009 to December 2009, Executive Vice President, Retail Channel, SunTrust Bank • 2007 to January 2009, Senior Vice President, National Sales — Retail Distribution, JPMorgan Chase/Washington Mutual, Inc. • 1997 to 2007, President — WM Funds Distributor & Shareholder Services/WM Financial Services	50	None
#	Ms. Cavanaugh is also an officer and/or director of one or more affiliates of RIC and RIF and is therefore an Interested Trustee.
*	Each Trustee is subject to mandatory retirement at age 72.

Disclosure of Information about Fund Trustees and Officers	125

Russell Investment Funds

Disclosure of Information about Fund Trustees and Officers, continued — December 31, 2010 (Unaudited)

Name, Age, Address	Position(s) Held with Fund and Length of Time Served	Term of Office*	Principal Occupation(s) During the Past 5 Years	No. of Portfolios in Russell Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
INDEPENDENT TRUSTEES
Thaddas L. Alston Born April 7, 1945 1301 Second Avenue Seattle, Washington 98101	Trustee since 2006 Chairman of the Investment Committee since 2010	Appointed until successor is duly elected and qualified Appointed until successor is duly elected and qualified	• Senior Vice President, Larco Investments, Ltd. (real estate firm)	50	None

Kristianne Blake, Born January 22, 1954 1301 Second Avenue Seattle, Washington 98101	Trustee since 2000 Chairman since 2005	Appointed until successor is duly elected and qualified Annual	• Director and Chairman of the Audit Committee, Avista Corp. • Trustee and Chairman of the Operations Committee, Principal Investor Funds and Principal Variable Contracts Funds • Regent, University of Washington • President, Kristianne Gates Blake, P.S. (accounting services) • February 2002 to June 2005, Chairman of the Audit Committee, RIC and RIF • Trustee and Chairman of the Operations and Distribution Committee, WM Group of Funds, 1999–2006	50	• Director, Avista Corp (electric utilities) • Trustee, Principal Investor Funds (investment company); • Trustee, Principal Variable Contracts Funds (investment company)

Daniel P. Connealy Born June 6, 1946 1301 Second Avenue Seattle, Washington 98101	Trustee since 2003 Chairman of the Audit Committee since 2005	Appointed until successor is duly elected and qualified Appointed until successor is duly elected and qualified	• June 2004 to present, Senior Vice President and Chief Financial Officer, Waddell & Reed Financial, Inc.	50	None

Jonathan Fine, Born July 8, 1954 1301 Second Avenue Seattle, Washington 98101	Trustee since 2004	Appointed until successor is duly elected and qualified	• President and Chief Executive Officer, United Way of King County, WA	50	None

Raymond P. Tennison, Jr. Born December 21, 1955 1301 Second Avenue Seattle, Washington 98101	Trustee since 2000 Chairman of the Nominating and Governance Committee since 2007	Appointed until successor is duly elected and qualified Appointed until successor is duly elected and qualified	• Vice Chairman, Simpson Investment Company • Until April 2009, President, Simpson Investment Company and several additional subsidiary companies, including Simpson Timber Company, Simpson Paper Company and Simpson Tacoma Kraft Company	50	None

126	Disclosure of Information about Fund Trustees and Officers

Russell Investment Funds

Disclosure of Information about Fund Trustees and Officers, continued — December 31, 2010 (Unaudited)

Name, Age, Address	Position(s) Held with Fund and Length of Time Served	Term of Office*	Principal Occupation(s) During the Past 5 Years	No. of Portfolios in Russell Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
INDEPENDENT TRUSTEES (continued)
Jack R. Thompson, Born March 21, 1949 1301 Second Avenue Seattle, Washington 98101	Trustee since 2005	Appointed until successor is duly elected and qualified	• September 2003 to September 2009, Independent Board Chair and Chairman of the Audit Committee, Sparx Asia Funds • September 2007 to present, Director, Board Chairman and Chairman of the Audit Committee, LifeVantage Corporation (health products company)	50	• Director, Board Chairman and Chairman of the Audit Committee, LifeVantage Corporation (health products company)

Julie W. Weston, Born October 2, 1943 1301 Second Avenue Seattle, Washington 98101	Trustee since 2002	Appointed until successor is duly elected and qualified Appointed until successor is duly elected and qualified	Retired	50	None

*	Each Trustee is subject to mandatory retirement at age 72.

Disclosure of Information about Fund Trustees and Officers	127

Russell Investment Funds

Disclosure of Information about Fund Trustees and Officers, continued — December 31, 2010 (Unaudited)

Name, Age, Address	Position(s) Held with Fund and Length of Time Served	Term of Office	Principal Occupation(s) During the Past 5 Years	No. of Portfolios in Russell Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
TRUSTEES EMERITUS
* George F. Russell, Jr., Born July 3, 1932 1301 Second Avenue Seattle, Washington 98101	Trustee Emeritus and Chairman Emeritus since 1999	Until resignation or removal	• Director Emeritus, Frank Russell Company (investment consultant to institutional investors (“FRC”)) and RIMCo • Chairman Emeritus, RIC and RIF; Russell Implementation Services Inc. (broker-dealer and investment adviser (“RIS”)); Russell 20-20 Association (non-profit corporation); and Russell Trust Company (non-depository trust company (“RTC”)) • Chairman, Sunshine Management Services, LLC (investment adviser)	50	None

Paul E. Anderson, Born October 15, 1931 1301 Second Avenue Seattle, Washington 98101	Trustee Emeritus since 2007	Five year term	• President, Anderson Management Group LLC (private investments consulting) • Trustee, RIC and RIF until 2006 • February 2002 to June 2005, Lead Trustee, RIC and RIF • Chairman of the Nominating and Governance Committee, 2006	50	None

Lee C. Gingrich, Born October 6, 1930 1301 Second Avenue Seattle, Washington 98101	Trustee Emeritus since 2006	Five year term	• Retired since 1995 • Trustee of RIC and RIF until 2005 • Chairman of the Nominating and Governance Committee 2001–2005	50	None

*	Mr. Russell is also a director emeritus of one or more affiliates of RIC and RIF.

128	Disclosure of Information about Fund Trustees and Officers

Russell Investment Funds

Disclosure of Information about Fund Trustees and Officers, continued — December 31, 2010 (Unaudited)

Name, Age, Address	Position(s) Held with Fund and Length of Time Served	Term of Office	Principal Occupation(s) During the Past 5 Years
OFFICERS
Cheryl Wichers Born December 16, 1966 1301 Second Avenue Seattle, Washington 98101	Chief Compliance Officer since 2005	Until removed by Independent Trustees	• Chief Compliance Officer, RIC • Chief Compliance Officer, RIF • Chief Compliance Officer, RIMCo • Chief Compliance Officer, RFSC • April 2002–May 2005, Manager, Global Regulatory Policy

Sandra Cavanaugh Born May 10, 1954 1301 Second Avenue Seattle, Washington 98101	President and Chief Executive Officer since 2010	Appointed until successor is duly elected and qualified

• President and CEO, RIC and RIF

• Chairman of the Board, President and CEO, Russell Financial Services, Inc.

• Chairman of the Board, President and CEO, RFSC

• Chairman of the Board and President, Russell Insurance Agency, Inc. (insurance agency (“RIA”))

• May 2009 to December 2009, Executive Vice President, Retail Channel, SunTrust Bank

• 2007 to January 2009, Senior Vice President, National Sales — Retail Distribution, JPMorgan Chase/Washington Mutual, Inc.

• 1997 to 2007, President — WM Funds Distributor & Shareholder Services/WM Financial Services

Mark E. Swanson, Born November 26, 1963 1301 Second Avenue Seattle, Washington 98101	Treasurer and Chief Accounting Officer, Chief Financial Officer since 1998	Until successor is chosen and qualified by Trustees

• Treasurer, Chief Accounting Officer and CFO, RIC and RIF

• Director, Funds Administration, RIMCo, RFSC, RTC and Russell Financial Services, Inc.

• Treasurer and Principal Accounting Officer, SSgA Funds

Peter Gunning, Born February 22, 1967 1301 Second Avenue Seattle, Washington 98101	Chief Investment Officer since 2008	Until removed by Trustees	• Chief Investment Officer, RIC and RIF • Director, RIMCo and FRC • 1996 to 2008 Chief Investment Officer, Russell, Asia Pacific

Mary Beth Rhoden Born April 25, 1969 1301 Second Avenue Seattle, Washington 98101	Secretary since 2010	Until successor is chosen and qualified by Trustees	• 1999 to 2010 Assistant Secretary, RIC and RIF • Associate General Counsel, FRC • Secretary, RIMCo, RFSC and Russell Financial Services, Inc. • Secretary and Chief Legal Counsel, RIC and RIF

Disclosure of Information about Fund Trustees and Officers	129

Russell Investment Funds

909 A Street, Tacoma, Washington 98402

(800) 787-7354

Russell Investment Funds

1301 Second Avenue, Seattle, Washington 98101

(800) 787-7354

Interested Trustee

Sandra Cavanaugh

Independent Trustees

Thaddas L. Alston

Kristianne Blake

Daniel P. Connealy

Jonathan Fine

Raymond P. Tennison, Jr.

Jack R. Thompson

Julie W. Weston

Trustees Emeritus

George F. Russell, Jr.

Paul E. Anderson

Lee C. Gingrich

Officers

Sandra Cavanaugh, President and Chief Executive Officer

Cheryl Wichers, Chief Compliance Officer

Peter Gunning, Chief Investment Officer

Mark E. Swanson, Treasurer and Chief Accounting Officer

Mary Beth Rhoden, Secretary

Adviser

Russell Investment Management Company

1301 Second Avenue

Seattle, Washington 98101

Administrator and Transfer and Dividend Disbursing Agent

Russell Fund Services Company

1301 Second Avenue

Seattle, Washington 98101

Custodian

State Street Bank and Trust Company

Josiah Quincy Building

200 Newport Avenue

North Quincy, MA 02171

Office of Shareholder Inquiries

1301 Second Avenue

Seattle, Washington 98101

(800) 787-7354

Legal Counsel

Dechert LLP

200 Clarendon Street, 27th Floor

Boston, MA 02116-5021

Distributor

Russell Financial Services, Inc.

1301 Second Avenue

Seattle, Washington 98101

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1420 5th Avenue

Suite 1900

Seattle, WA 98101

Money Managers as of December 31, 2010

Multi-Style Equity Fund

BlackRock Capital Management, Inc., New York, NY

Columbus Circle Investors, Stamford, CT

DePrince, Race & Zollo, Inc., Winter Park, FL

First Eagle Investment Management, LLC, New York, NY

Institutional Capital LLC, Chicago, IL

Jacobs Levy Equity Management, Inc., Florham Park, NJ

Montag & Caldwell, LLC, Atlanta, GA

Suffolk Capital Management, LLC, New York, NY

Aggressive Equity Fund

ClariVest Asset Management LLC, San Diego, CA

DePrince, Race & Zollo, Inc., Winter Park, FL

Jacobs Levy Equity Management, Inc., Florham Park, NJ

Ranger Investment Management, L.P., Dallas, TX

Signia Capital Management, LLC, Spokane, WA

Tygh Capital Management, Inc., Portland, OR

Non-U.S. Fund

Barrow, Hanley, Mewhinney & Strauss, LLC, Dallas, TX

Marsico Capital Management, LLC, Denver, CO

MFS Institutional Advisors, Inc., Boston, MA

Pzena Investment Management, LLC, New York, NY

Core Bond Fund

Goldman Sachs Asset Management, L.P., New York, NY

Metropolitan West Asset Management, LLC, Los Angeles, CA

Pacific Investment Management Company LLC, Newport Beach, CA

Real Estate Securities Fund

AEW Capital Management, L.P., Boston, MA

Cohen & Steers Capital Management, Inc., New York, NY

INVESCO Advisers, Inc. which acts as a money manager to the Fund through its INVESCO Real Estate Division, Dallas, TX

This report is prepared from the books and records of the Funds and is submitted for the general information of shareholders and is not authorized for distribution to prospective investors unless accompanied or preceded by an effective Prospectus. Nothing herein contained is to be considered an offer of sale or a solicitation of an offer to buy shares of Russell Investment Funds. Such offering is made only by Prospectus, which includes details as to offering price and other material information.

130	Adviser, Money Managers and Service Providers

Russell Investment Funds	1301 Second Avenue	800-787-7354
	Seattle, Washington 98101	Fax: 206-505-3495
www.russell.com

36-08-023

2010 ANNUAL REPORT

Russell Investment Funds

LifePoints® Funds Variable Target Portfolio Series

DECEMBER 31, 2010

FUND

Moderate Strategy Fund

Balanced Strategy Fund

Growth Strategy Fund

Equity Growth Strategy Fund

Russell Investment Funds

Russell Investment Funds is a series investment company with nine different investment portfolios referred to as Funds. These financial statements report on four of these Funds.

Russell Investment Funds

LifePoints® Funds

Variable Target Portfolio Series

Annual Report

December 31, 2010

Russell Investment Funds - LifePoints® Funds Variable Target Portfolio Series

Copyright© Russell Investments 2011. All rights reserved.

Russell Investments is a Washington, USA corporation, which operates through subsidiaries worldwide and is a subsidiary of The Northwestern Mutual Life Insurance Company.

Fund objectives, risks, charges and expenses should be carefully considered before investing. A prospectus containing this and other important information must precede or accompany this material. Please read the prospectus carefully before investing.

Securities products and services offered through Russell Financial Services, Inc. a member of FINRA and part of Russell Investments.

Indices and benchmarks are unmanaged and cannot be invested in directly. Returns represent past performance, are not a guarantee of future performance, and are not indicative of any specific investment. Index return information is provided by vendors and although deemed reliable, is not guaranteed by Russell Investments or its affiliates.

Russell Investments is the owner of the trademarks, service marks, and copyrights related to its respective indexes.

Performance quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted.

To Our Shareholders

I am pleased to share with you the results from the Russell Investment Funds’ 2010 Annual Report. It provides portfolio management discussions and fund-specific insights regarding fund performance for the fiscal year ending December 31, 2010.

Russell Investments’ mission is plain and simple — to improve financial security for people. We work to achieve this goal by delivering disciplined investment strategies, objective research and industry-leading service. Despite the difficult economic times and volatile investment markets, we will never lose sight of this primary mission.

Looking back at 2010, it has been a year of progress and challenges. Investors are still wrestling with the aftershocks of market disruptions. The broad equity market, represented by the Russell Global Index, is up more than 9% year-to-date at the writing of this letter in December. But employment numbers in the U.S. are still a cause for concern, as are the debt challenges of several European countries. We believe the experiences of 2010 continue to demonstrate the value of diversification and proactive investment management.

Now more than ever, we believe investors are best served by remaining focused on long-term investing using well-diversified, asset allocated portfolios. We believe it is equally important for investors to continue to talk with their financial advisors to ensure their portfolios remain aligned with their goals. Working with a trusted advisor is the best way to maintain this focus.

The Russell Investments team has decades of experience managing people’s investments through all kinds of market cycles. We believe monitoring investment managers continuously, and maintaining a disciplined approach to portfolio management and implementation is the best way to achieve long-term goals.

On behalf of the Russell Investments team, thank you for your continued support.

Best regards,

Sandra Cavanaugh

CEO, Americas Private Client Services

Russell Investment Management Company

To Our Shareholders	3

Russell Investment Funds

Market Summary as of December 31, 2010 (Unaudited)

U.S. Equity Markets

For the fiscal year ended December 31, 2010, the U.S. equity market experienced high levels of volatility, but less than in the one year period ended December 31, 2009. While the markets experienced numerous reversals during the period, investors became increasingly, though cautiously, optimistic regarding the sustainability of the global economic recovery. Strong corporate earnings growth translated into strong positive returns for the major market indexes. The broad market Russell 3000® Index rose 16.93% over the period as global growth recovered and the U.S. economy appeared to be stabilizing.

The economy continued to grow over the fiscal year, but at a slow pace. Relative to past recoveries from deep recessions, economic growth as measured by gross domestic product (GDP) failed to rebound as quickly or with the strength necessary to increase employment and provide assurances that the recessionary period was truly over. Unemployment remained high, averaging approximately 9.5% over the period while wage growth remained stagnant. The national savings rate increased from a modestly negative percentage to a more substantial 6%. While this is a longer-term positive factor for the U.S. economy as it improves the financial health of consumers, the short-term result has been to lower consumer spending. Given the key role that consumer spending continues to play in driving U.S. GDP, expectations for a strong economic recovery moderated as the fiscal year progressed and investors began to expect a more slowly paced increase in economic activity going forward. Expectations were further moderated by a persistently weak housing market, where sales declined following the expiration of the first time home buyers tax credit in the spring.

In response to the slow pace of the economic recovery, and its jobless nature, the U.S. government stepped up its efforts to stimulate economic growth. Unemployment benefits were extended to support consumer demand, while stimulus spending injected capital into the economy. Toward the latter part of the fiscal year, the Federal Reserve announced its intention to expand its quantitative easing efforts beyond the purchase of mortgage backed securities and into direct purchases of U.S. government debt. The market rose as a result due to expectations that this direct injection of money into the economy would cause interest rates to decline in the intermediate-term, and inflationary expectations to rise in the longer-term. Investors took comfort in the Federal Reserve taking such actions to help provide support for the economy and guide it towards a sustainable recovery.

Over the course of the period, global economic growth rebounded on the strength of emerging markets demand and growth. This has been a key to improving investor sentiment and has driven the relative outperformance of some of the more export-oriented sectors including producer durables, materials and processing, and technology. The consumer discretionary sector, which was the best performing sector over the one year period, benefited from both international demand and a modest domestic recovery. Increased global wealth has driven up demand for aspirational goods and services, with leisure travel, lodging and gaming all benefiting.

Domestically, retailers with strong market share and the ability to increase profit margins performed well. The utilities sector outperformed as well. Demand for companies with a lower degree of perceived downside risk increased, as did the desire for steady sources of income. On the other end of the return spectrum, the financial services sector underperformed relative to the benchmark. Increasing financial regulations and an uncertain business landscape made investors wary of investing in banks, brokerage companies and other financial institutions. Concerns over additional losses related to the housing market and uncertainty over the health of loan portfolios also concerned investors. Health care stocks lagged as well, due largely to the uncertainty associated with the passage of new health care legislation and its impact on corporate profitability. Energy stocks underperformed due to concerns over weaker demand growth for gas and oil in a sluggish economic recovery. Potential fallout from the Gulf Coast oil spill also created uncertainty around deep water exploration and drilling firms. Lastly, the consumer staples sector lagged despite strong demand from overseas markets, as investors gravitated away from these companies’ higher relative valuations and the potential margin pressure they could face if commodity prices rise.

Overall, the period was marked by a high degree of correlation among stock price movements across large segments of the benchmark. As such, benchmark and market returns were driven by the performance of the higher and lower ends of

4	Market Summary

Russell Investment Funds

the risk spectrum where there was more stock price return differentiation. This was largely a result of significant oscillations in investor sentiment driven by macro-economic news and events. This resulted in a “risk on/risk off” phenomenon. Positive economic and company specific news resulted in a “risk on” scenario where companies with more economic sensitivity outperformed the benchmark when “risk” was in favor. In contrast, negative news on the economy, employment, housing, and the European sovereign debt situation resulted in a highly risk-averse (“risk off”) environment in which investors sought safe haven or more defensively oriented investments. Throughout the fiscal year it was a struggle between these two forces, as investors were heavily swayed more by macro-economic news than by company-specific data.

The high degree of uncertainty in the market regarding regulatory, fiscal and monetary policy resulted in a challenging active management environment in U.S. equities. Value-oriented managers had a particularly difficult time due to their almost perennial underweight to the strongly performing utilities sector, while growth-oriented managers fared better. The relative outperformance of consumer staples and parts of the health care sector in the more defensive periods decreased returns for value managers. Additionally, commodity-oriented stocks performed relatively well as investors bet on a sustainable global economic recovery. In contrast, value managers were overweight in technology and consumer discretionary sector companies that they believed had relatively higher and more sustainable growth characteristics. The more cyclical consumer and technology companies as well as those focusing on lower-end domestic consumer spending and targeting international growth performed relatively well.

Growth managers fared relatively well as investors favored growth companies, pushing up the price of stocks associated with international and emerging markets. This applied to technology and consumer product companies as well as agricultural, commodities, and industrial companies producing goods and basic resources needed to satiate emerging market demand. The stocks of the fastest growing companies outperformed the stocks of companies whose earnings grew at a slower rate. This is based on return data categorizing stocks according to each company’s 5-year historical EPS Growth, 1-Year Sales Growth, and IBES Long-Term Forecasted Growth.

Driven by expectations for a moderate global economic recovery, stock prices in the U.S. rose strongly across the investment style as well as the market capitalization spectra.

For the period, the Russell 1000® Growth Index returned 16.7% and the Russell 1000® Value Index returned 15.51%, while the Russell 2000® Growth Index returned 29.1% and the Russell 2000® Value Index returned 24.5%. Small capitalization stocks outperformed large capitalization stocks for the one year period as the Russell 2000® Index returned 26.9% and the Russell 1000® Index returned 16.1% for the period. Mid capitalization stocks once again performed well over the period, while micro capitalization stocks performed best as the Russell Midcap® Index returned 25.47% and the Russell Microcap® Index returned 28.9% for the fiscal year.

The Lipper® Small Cap Value Funds Average outperformed the Russell 2000® Value Index by 1.25%, the Lipper® Small Cap Core Funds Average underperformed the Russell 2000® Index by 1.12% and the Lipper® Small Cap Growth Funds Average underperformed the Russell 2000® Growth Index by 2.05%. The Lipper® Large Cap Growth Funds Average underperformed the Russell 1000® Growth Index by 1.58%, the Lipper® Large Cap Core Funds Average underperformed the Russell 1000® Index by 3.94%, and the Lipper® Large Cap Value Funds Average underperformed the Russell 1000® Value Index by 1.81%.

Non-U.S. Developed Equity Markets

2010 was a rollercoaster year for investors. The Non-U.S. developed equity markets, as measured by the MSCI EAFE Index, rose 7.75% during the year, with most of the Index’s gains coming in the second half of the year. Fears of the European sovereign debt crisis igniting another global economic downturn subsided as a gradual recovery became more likely. Markets fell sharply at the end of April and remained extremely volatile until September, when riskier stocks began to improve as investors gained optimism. On a month-by-month basis, market leadership was inconsistent, but trends became more apparent when the whole of 2010 was taken into account.

The risk factor that was most rewarded was high beta, followed by high price-volatility and high price-momentum. All three factors are a reflection of the market environment that benefited riskier stocks. The prices of high beta stocks tend to rise faster than the broad market in positive return environments, but also fall faster when markets are negative. The price volatility factor represents stocks whose prices tend to change more than the average stock, meaning performance gains and losses are amplified. This is similar to market beta, except that there isn’t necessarily a relationship between the performance of the market and its underlying stocks. Stocks with high-price momentum performed better than the market during the 12 months prior. Their outperformance signals the fact that stocks that did well in 2009 continued to

Market Summary	5

Russell Investment Funds

outperform in 2010. Momentum made a comeback in 2010, as many of the stocks that rose in 2009 continued to lead the market. Stocks that are typically considered higher-quality, those with high profitability or return on equity, underperformed. However, financial leverage was the worst performing market factor. Financial leverage is a characteristic that investors can use to determine balance sheet quality. Financial leverage is the degree to which a company is utilizing borrowed money (debt) to finance its operations. Financial leverage can boost profits in certain periods, but when debt repayment is a concern, as it was in 2010, companies with a high-level of financial leverage, can perform poorly. Growth stocks significantly outperformed value stocks, with the MSCI EAFE Growth Index returning 12.25% and outperforming the MSCI EAFE Value Index by 9.0%.

Small cap stocks outperformed large cap stocks by a wide margin, as measured by the MSCI EAFE Small Cap Index and the MSCI EAFE Index. U.S. stocks, as measured by the Russell 1000® Index, outperformed developed non-U.S. stocks, as measured by the MSCI EAFE Index, by more than 8.35%, indicating that signs of economic recovery were more evident in the U.S. Extremely negative performance outcomes by the PIIGS countries (Portugal, Ireland, Italy, Greece and Spain), catalyzed by fears surrounding sovereign debt, weighed heavily on international markets. Greece and Spain were penalized most, with returns of -44.87% and -21.95%, respectively, as measured by the MSCI Greece Index and MSCI Spain Index. Both countries’ performance suffered due to uncertainty regarding their ability to service sovereign debt, but experienced some recovery toward the end of the year. Although markets tended to reward risk, stocks with severe debt issues lagged the market. Investors’ dislike for financial leverage impacted country-level returns as well. The weak performance from Greece and Spain confirm this sentiment. Japan as measured by MSCI Japan, out-performed the MSCI EAFE Index returning 15.44% for the year. Emerging markets companies continued to outpace developed markets with the strong return of 18.88%, as measured by the MSCI Emerging Markets Index. Argentina, Thailand, and Peru were the best performing emerging markets countries, all returning over 50% for the year, as measured by the MSCI Argentina Index, MSCI Thailand Index and MSCI Peru Index. China severely underperformed the broader MSCI Emerging Markets Index and the MSCI EAFE Index with a positive return of only 4.63%, as measured by the MSCI China Index , due to inflationary pressures and fears of economic overheating.

The industrials sector was the best performing of the ten sectors in the MSCI EAFE Index, with a return of 20.39%. The companies that make up the sector tend to be economically sensitive and thus performed well given the improving economic environment. Consumer discretionary stocks benefited from the upswing in consumer spending and the sector ended the year up 19.73%. The materials, technology and consumer staples sectors also out-performed the MSCI EAFE Index. Utilities and financials were the only two sectors with negative performance during the year, with returns of -4.88% and -1.62%, respectively, as measured by the MSCI EAFE Utilities and MSCI EAFE Financials Sector Indices . Consumer stocks were led by automobiles and retail. There remains a great deal of skepticism surrounding the health of commercial banks.

Emerging Markets

The MSCI Emerging Markets Index (“the Index”) was up 18.88% over the fiscal year ended December 31, 2010. In spite of persistent volatility, Emerging Markets finished ahead of Developed Markets which gained 11.76% over the year as measured by the MSCI Daily TR Net Developed Markets Index in U.S. dollar terms.

Emerging market gains during 2010 were largely driven by a strong recovery in the second half of the fiscal year as the global economic backdrop turned positive. The Index had a modest return of 2.40% during the first calendar quarter driven by concerns over the sustainability of economic recovery, resulting from moves to withdraw stimulus funding in the U.S. and China and by concerns about a growing debt crisis in Europe.

This was followed by a negative and challenging second quarter in which emerging market stocks, commodities and currencies fell sharply as investor appetite for risk diminished in favor of safer assets including gold — which reached a record high — and the U.S. dollar. The Index gave up 8.37%, led by heavy losses in May, when the Index endured its worst month since October 2008. The intensifying debt crisis in Europe; evidence of a slowdown in the U.S. and Chinese economies; a massive overhaul of the U.S. banking system and a crisis on the Korean peninsula all had a negative impact.

Emerging market stocks went on to rally sharply over the third quarter, notably in July and September, when the Index enjoyed its best monthly gain since July 2009. The Index gained 18.03% over the period, helped by the secular growth stories that prevailed in certain markets. Investors were also buoyed by news in July that the International Monetary Fund (“IMF”) had raised its global growth forecast and by second-quarter earnings releases from a number of the world’s biggest companies that were well in excess of expectations. Gains were reinforced by more upbeat news from Europe, where the results of the stress tests on banks were largely welcomed.

The positive trend continued in the fourth quarter, driven by further signs of a burgeoning recovery in the U.S., strong growth in China and by speculation that the second round of quantitative easing (i.e., a policy by which the Federal

6	Market Summary

Russell Investment Funds

Reserve purchases U.S. treasuries with newly created central bank money) would help global growth accelerate. A very positive third quarter earnings season and central bank intervention in Europe also helped offset the negative impact of monetary tightening in China and concerns over the debt crisis in Western Europe.

Throughout, there was notable dispersion across country returns over the calendar year, with the smaller emerging market countries performing best. Thailand gained 55.71% as measured by the MSCI Daily TR Net Emerging Markets Thailand Index. In Latin America, key beneficiaries of the demand for raw materials and the increased risk appetite were strongest, including Peruvian stocks which gained 53.32% as measured by the MSCI Daily TR Net Emerging Markets Peru Index, Chilean stocks which increased 44.16% as measured by the MSCI Daily TR Net Emerging Markets Chile Index in U.S. dollar terms and Colombian stocks which gained 43.41% as measured by the MSCI Daily TR Net Emerging Markets Colombia Index in U.S. dollar terms.

From a regional standpoint, returns in Europe were generally weaker, reflected by the negative returns from Hungary which declined 9.58% as measured by the MSCI Daily TR Net Emerging Markets Hungary Index in U.S. dollar terms and the Czech Republic which fell 2.53% as measured by MSCI Daily TR Net Emerging Markets Czech Republic Index in U.S. dollar terms. The larger emerging market countries China and Brazil also stood out in that both had modest returns over the calendar year relative to others, gaining just 4.63% and 6.54%, respectively, as per the MSCI Daily TR Net Emerging Markets China Index in U.S. dollar terms and MSCI Daily TR Net Emerging Markets Brazil Index in U.S. dollar terms respectively. At the sector level, the consumer theme dominated returns with consumer staples stocks gaining 30.35% as measured by the MSCI Daily TR Net Emerging Markets Consumer Staples Index in U.S. dollar terms and consumer discretionary stocks gaining 31.40% as measured by the MSCI Daily TR Net Emerging Markets Consumer Discretionary Index in U.S. dollar terms. This was well ahead of the more defensive utilities sector which gained 8.10% as measured by the MSCI Daily TR Net Emerging Markets Utilities Index in U.S. dollar terms and energy which gained 9.91% as measured by the MSCI Daily TR Net Emerging Markets Energy Index in U.S. dollar terms over the calendar year.

Small capitalization stocks as measured by the MSCI Daily TR Net Emerging Markets Small Cap Index in U.S. dollar terms gained 27.17%, beating larger capitalization counterparts which rose 18.34% as measured by the MSCI Daily TR Net Emerging Markets Large Cap Index in U.S. dollar terms.

U.S./Global Fixed Income Markets

Over most of the fiscal year ended December 31, 2010, fixed income markets largely continued the global credit rally that started in the early part of 2009, which began with the announcement of government stimulus programs and the release of generally positive U.S. bank stress test results. Despite bouts of volatility brought on by concerns around European sovereign debt, the uncertainty of U.S. economic recovery, the Gulf Coast oil spill, and Federal Reserve market intervention, U.S. interest rates declined and broad bond market indices did well: The 2-year Treasury yield decreased 54 bps to 0.60% and the 10-year yield decreased 54 bps to 3.30%; the Barclays Capital U.S. Aggregate (investment grade) Bond Index, U.S. High Yield Bond Index and Emerging Market Bond Index returned 6.54%, 15.12% and 12.84%, respectively.

There was little market turmoil at the beginning of 2010. Investors anticipated that the U.S. economic recovery would soon stabilize and transition off of government stimulus support. As an example of this, at the end of March 2010, the U.S. Federal Reserve Bank (the Fed) completed its $1.25 trillion agency mortgage-backed security buying program without credit markets being materially disturbed.

By late April and early May, investors saw the return of volatility: The Greek and peripheral European sovereign debt crisis made investors anxious that credit events originating in one region could again spread to other parts of the world. At the same time, the Gulf Coast oil spill reminded investors that unexpected and seemingly random negative events could still pop up and roil financial markets. The U.S. Treasury yield curve reflected this anxiety, with the two-year Treasury yield dropping from 0.58% to 0.60%, and the ten-year Treasury yield dropping from 1.06% to 2.93%i, as investors ran to (and bid up the prices on) low-risk debt backstopped by the U.S. government. Simultaneously, the Fed again became concerned with the U.S. economy, and began to signal that it would hold the overnight target rate at its historically low range of 0.00% to 0.25% for an extended period (which it did through the end of the year). This effectively signaled to investors who had been expecting a rate increase by the end of 2010 to not look for one until well into 2011. Included in this message was that the Fed believed deflation was a greater near-term risk than inflation.

The housing market, which precipitated the financial crisis in the summer of 2007, continued to have an impact on the overall market throughout the year. Investors were concerned about the effectiveness of U.S. government programs to help borrowers refinance or modify their mortgages in an attempt to stem the rising tide of foreclosures. This problem was exacerbated in the latter part of the year with news that several large residential mortgage servicers were halting

Market Summary	7

Russell Investment Funds

foreclosures due to inaccurate or incomplete paperwork, and lawsuits were filed that contended banks did not legally have the right to proceed with certain foreclosures. Despite these issues (which remained unresolved at year end), over the period both residential and commercial mortgage-backed securities performed well, both in terms of total return and relative returns, as compared to equivalent-duration U.S. Treasuries.

Despite the aforementioned bouts of volatility, it was the Fed’s announcement of more support in the form of another round of quantitative easing dubbed “QE2” (i.e., purchasing U.S. Treasuries with newly created central bank money) that caused the fixed income market to fluctuate and turn negative in the last two months of the year. The Fed had previously indicated the possibility of another round of monetary easing and the general expectation had been that QE2 would keep Treasury rates low and thus bode well for credit markets. However, investors focused on the inflationary and U.S. dollar-depressing effects of QE2, with many openly criticizing the $600 billion program. This caused Treasury yields to reverse course and start heading back up. During the first ten months of the year, the 2-year Treasury yield decreased 80 bps to 0.34% and the 10-year yield decreased 124 bps to 2.60%. Following the announcement of QE2, over November and December, 2-year and 10-year Treasury yields increased 26 bps and 69 bps, respectively. Thus it was the Fed’s effort to bolster the economy that caused Treasuries to return -2.6% in the fourth quarter of 2010, which in turn moved the U.S. Aggregate Bond Index to post its first negative quarterly total return in two years.

i	April-June 2010 peak-to-trough changes

8	Market Summary

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Russell Investment Funds

Moderate Strategy Fund

Portfolio Management Discussion and Analysis — December 31, 2010 (Unaudited)

Moderate Strategy Fund
	Total Return
1 Year	12.62%
Inception*	3.70	%§

Barclays Capital U.S. Aggregate Bond Index **
	Total Return
1 Year	6.54%
Inception*	6.15	%§

Russell 1000® Index ***
	Total Return
1 Year	16.10%
Inception*	(1.87	)%§

10	Moderate Strategy Fund

Russell Investment Funds

Moderate Strategy Fund

Portfolio Management Discussion and Analysis — December 31, 2010 (Unaudited)

Portfolio Management Discussion and Analysis — December 31, 2010 (Unaudited)

The Fund is a fund of funds that invests in other Russell Investment Funds and Russell Investment Company mutual funds (the “Underlying Funds”). The Underlying Funds allocate most of their assets among multiple money managers. Russell Investment Management Company (“RIMCo”), as the Underlying Funds’ advisor, may change the allocation of the Underlying Funds’ assets among money managers at any time. An exemptive order from the Securities and Exchange Commission (“SEC”) permits RIMCo to engage or terminate a money manager in an Underlying Fund at any time, subject to approval by the Underlying Fund’s Board without a shareholder vote.

What is the Fund’s investment objective?

The Moderate Strategy Fund (“Fund”) seeks to provide high current income and moderate long-term capital appreciation.

How did the Fund perform relative to its benchmark for the fiscal year ended December 31, 2010?

For the fiscal year ended December 31, 2010, the Fund returned 12.62%. The Fund outperformed its benchmark, the Barclays Capital U.S. Aggregate Bond Index, which returned 6.54% during the same period.

For the fiscal year ended December 31, 2010, the Lipper® Mixed Asset Target Allocation Moderate Funds Average returned 11.18%. This average return serves as a peer comparison and is expressed net of operating expenses.

The Fund’s performance includes operating expenses, whereas index returns are unmanaged and do not include expenses of any kind. The Fund’s outperformance relative to its benchmark was due to the Fund’s exposure to both active fixed income management and to equity investments, particularly global investment mandates, which in the aggregate outperformed core fixed income.

How did the market conditions described in the Market Summary report affect the Fund’s performance?

The Fund is a fund of funds and its performance is based on Russell’s strategic asset allocations and the performance of the Underlying Funds in which the Fund invests.

As the economy began to recover from the recent financial crisis, investors’ appetite for risk returned. Underlying managers invested primarily in fixed income, U.S. large capitalization companies and developed non-U.S. equities were positioned to benefit from this environment relative to the Fund’s benchmark.

In general, riskier asset classes performed better than asset classes generally considered less risky. All of the Underlying Funds (which are designed to represent individual asset classes) outperformed the Fund’s benchmark. The Russell Commodity Strategies Fund, added as an Underlying Fund on

July 1, 2010, also outperformed the benchmark. Two of the Underlying Funds, the Russell Global Credit Strategies and Russell Global Infrastructure Funds, each added on October 1, 2010, had not been Underlying Funds long enough to meaningfully contribute to performance. The Fund’s exposure to core fixed income through its investment in the RIF Core Bond Fund contributed to relative outperformance. The RIF Core Bond Fund maintained its preference for overweight allocations to non-Treasury fixed income sectors, including securities that are not in the benchmark (e.g., high yield credit, non-agency mortgage-backed securities and emerging market debt). Exposure to U.S. small capitalization equities also added to the Fund’s relative outperformance through the RIF Aggressive Equity Fund.

How did the investment strategies and techniques employed by the Fund and the money managers of the Underlying Funds affect the Fund’s performance?

The Fund’s allocation to fixed income Underlying Funds during the fiscal year ranged from, 36% to 60% invested in the RIF Core Bond Fund; 0% to 20% invested in the Russell Investment Grade Bond Fund and 0% to 2% invested in the Russell Global Credit Strategies Fund (added as an Underlying Fund on October 1, 2010). The RIF Core Bond Fund’s underweight to U.S. Treasuries and overweight to non-Treasury securities generated returns in excess of the benchmark. In the aggregate, sector positions of the fixed income Underlying Funds varied throughout the fiscal year. Allocations to some of the relatively higher performing sectors of the fixed income markets, such as investment-grade financials, commercial mortgage-backed securities and credit card asset-backed securities, contributed positively to the Fund’s performance. Out-of-benchmark exposures to high yield financials and industrials in the RIF Core Bond Fund also contributed to the Fund’s outperformance.

Developed non-U.S. and global equity Underlying Funds (12% to 17% of the Fund’s assets), experienced high levels of volatility over the fiscal year and returned 11.42% and 14.96%, respectively. The resurgence of risk aversion in early 2010, stemming from the Greek sovereign debt crisis proved challenging for those Underlying Funds’ money managers with exposure to European financials. However, these same Underlying Funds recovered as the Greek crisis abated. In fact, the sell-off in Europe provided a unique opportunity for a number of the money managers to purchase what they considered to be well-managed, global companies which they believed were undervalued, but that also had the majority of their revenue originating from outside of Europe. These tactical purchases benefited Underlying Fund returns significantly over the course of the fiscal year.

The U.S. equity Underlying Funds (13% to 23% of the Fund’s assets during the fiscal year) were positioned more aggressively (e.g., greater volatility and more focus on emerging growth trends). The U.S. equity Underlying Funds’ benchmark-relative returns contributed positively to the Fund’s excess returns. Returns for U.S. equities, up 16.10% for the year, as measured

Moderate Strategy Fund	11

Russell Investment Funds

Moderate Strategy Fund

Portfolio Management Discussion and Analysis — December 31, 2010 (Unaudited)

by the Russell 1000 Index, performed better in periods when investors were more confident in the sustainability of the global economic recovery, as was increasingly the perception towards year-end.

The Fund’s allocation to real asset Underlying Funds, during the fiscal year were 3% invested in the RIF Real Estate Securities Fund, 0% to 3% invested in the Russell Commodity Strategies Fund (added as an Underlying Fund on July 1, 2010), and 0% to 3.0% invested in the Russell Global Infrastructure Fund (added as an Underlying Fund on October 1, 2010). The Fund’s real estate holdings, represented by the RIF Real Estate Fund, returned 22.92% in the fiscal year, while the Russell Commodity Strategies Fund returned 15.39% following the Fund’s addition as an Underlying Fund. The Russell Global Infrastructure Fund returned 4.93% in the three months following its addition as an Underlying Fund.

The Russell Emerging Markets Fund (2% to 3% of the Fund’s assets during the fiscal year) returned 20.25%, resulting in a notable weighted excess return. After decreasing in the second quarter, the Russell Emerging Markets Fund’s performance recovered sharply, benefiting from exposure to the consumer sector and smaller emerging market countries such as the Philippines. An underweight position to Chinese financials also contributed positively to performance.

Describe any changes to the Fund’s structure or allocation to the Underlying Funds.

On March 1, 2010, the Fund reduced its exposure to U.S. equities by increasing its allocation to the Russell Global Equity Fund and by reducing allocations to both the RIF Multi-Style Equity and the Russell U.S. Quantitative Equity Funds. Also on March 1st, the Fund added the Russell Investment Grade Bond Fund as an Underlying Fund. On July 1, 2010, the Russell Commodity Strategies Fund was added as a new Underlying Fund. On October 1, 2010, the Fund added two new Underlying Funds, Russell Global Credit Strategies and Russell Global Infrastructure Funds.

The views expressed in this report reflect those of the portfolio managers only through the end of the fiscal year covered by the report. These views do not necessarily represent the views of RIMCo, or any other person in RIMCo or any other affiliated organization. These views are subject to change at any time based upon market conditions or other events, and RIMCo disclaims any responsibility to update the views contained herein. These views should not be relied on as investment advice and, because investment decisions for a Russell Investment Fund (“RIF”) or Russell Investment Company (“RIC”) Fund are based on numerous factors, should not be relied on as an indication of investment decisions of any RIF or RIC Fund.

*	The Fund first issued shares on April 30, 2007.

**	The Barclays Capital U.S. Aggregate Bond Index is an index, with income reinvested, generally representative of intermediate-term government bonds, investment-grade corporate debt securities and mortgage-backed securities.

***

Russell 1000® Index includes the 1,000 largest companies in the Russell 3000® Index. The Russell 1000® Index represents the universe of stocks from which most active money managers typically select. The Russell 1000® Index return reflects adjustments from income dividends and capital gain distributions reinvested as of the ex-dividend dates.

§	Annualized.

The performance shown in this section does not reflect any Insurance Company Separate Account or Policy Charges. Performance is historical and assumes reinvestment of all dividends and capital gains. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than when purchased. Past performance is not indicative of future results.

12	Moderate Strategy Fund

Russell Investment Funds

Moderate Strategy Fund

Shareholder Expense Example — December 31, 2010 (Unaudited)

Fund Expenses

The following disclosure provides important information regarding each Fund’s Expense Example, which appears on each Fund’s individual page in this Annual Report. Please refer to this information when reviewing the Expense Example for a Fund.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including advisory fees and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which for this Fund is from July 1, 2010 to December 31, 2010.

Actual Expenses

The information in the table under the heading “Actual Performance” provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first column in the row entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. The fee and expenses shown in this section do not reflect any Insurance Company Separate Account or Policy Charges.

	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value July 1, 2010	$1,000.00	$1,000.00
Ending Account Value December 31, 2010	$1,112.90	$1,024.70
Expenses Paid During Period*	$0.53	$0.51

*	Expenses are equal to the Fund’s annualized expense ratio of 0.10% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). May reflect amounts waived, reimbursed and/or other credits. Without any waivers, reimbursements and/or other credits, expenses would have been higher.

Moderate Strategy Fund	13

Russell Investment Funds

Moderate Strategy Fund

Schedule of Investments — December 31, 2010

Amounts in thousands (except share amounts)

	Shares	Market Value $

Investments - 100.0%
Russell Investment Company (“RIC”) and other Russell Investment Funds (“RIF”) Series Mutual Funds

Bonds - 57.9%
RIC Russell Global Credit Strategies Fund	109,546	1,090
RIC Russell Investment Grade Bond Fund	503,966	10,906
RIF Core Bond Fund	1,867,551	19,628

		31,624

Domestic Equities - 13.0%
RIC Russell U.S. Quantitative Equity Fund	114,060	3,268
RIF Aggressive Equity Fund	91,299	1,088
RIF Multi-Style Equity Fund	200,531	2,723

		7,079

International Equities - 20.0%
RIC Russell Emerging Markets Fund	79,334	1,654
RIC Russell Global Equity Fund	490,424	4,360
RIF Non-U.S. Fund	480,693	4,908

		10,922

Real Assets - 9.1%
RIC Russell Commodity Strategies Fund	148,041	1,668
RIC Russell Global Infrastructure Fund	158,286	1,637
RIF Real Estate Securities Fund	118,543	1,650

		4,955

Total Investments - 100.0% (identified cost $49,377)		54,580

Other Assets and Liabilities, Net - (0.0%)		(7)

Net Assets - 100.0%		54,573

See accompanying notes which are an integral part of the financial statements.

14	Moderate Strategy Fund

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Russell Investment Funds

Balanced Strategy Fund

Portfolio Management Discussion and Analysis — December 31, 2010 (Unaudited)

Balanced Strategy Fund
	Total Return
1 Year	14.06%
Inception*	1.84	%§

Barclays Capital U.S. Aggregate Bond Index **
	Total Return
1 Year	6.54%
Inception*	6.15	%§

Russell 1000® Index ***
	Total Return
1 Year	16.10%
Inception*	(1.87	)%§

MSCI EAFE® Index Net (USD) ****
	Total Return
1 Year	7.75%
Inception*	(5.19	)%§

16	Balanced Strategy Fund

Russell Investment Funds

Balanced Strategy Fund

Portfolio Management Discussion and Analysis — December 31, 2010 (Unaudited)

Portfolio Management Discussion and Analysis — December 31, 2010 (Unaudited)

The Fund is a fund of funds that invests in other Russell Investment Funds and Russell Investment Company mutual funds (the “Underlying Funds”). The Underlying Funds allocate most of their assets among multiple money managers. Russell Investment Management Company (“RIMCo”), as the Underlying Funds’ advisor, may change the allocation of the Underlying Funds’ assets among money managers at any time. An exemptive order from the Securities and Exchange Commission (“SEC”) permits RIMCo to engage or terminate a money manager in an Underlying Fund at any time, subject to approval by the Underlying Fund’s Board without a shareholder vote.

What is the Fund’s investment objective?

The Balanced Strategy Fund (“Fund”) seeks to provide above average capital appreciation and a moderate level of current income.

How did the Fund perform relative to its benchmark for the fiscal year ended December 31, 2010?

For the fiscal year ended December 31, 2010, the Fund returned 14.06%. The Fund outperformed its benchmark, the Barclays Capital U.S. Aggregate Bond Index, which returned 6.54% during the same period.

For the fiscal year ended December 31, 2010, the Lipper® Mixed Asset Target Allocation Moderate Funds Average returned 11.18%. This average return serves as a peer comparison and is expressed net of operating expenses.

The Fund’s performance includes operating expenses, whereas the Index returns are unmanaged and do not include expenses of any kind. The Fund’s outperformance relative to its benchmark was due to the Fund’s exposure to both active fixed income management and to equity investments, particularly global investment mandates, which in the aggregate outperformed core fixed income.

How did the market conditions described in the Market Summary report affect the Fund’s performance?

The Fund is a fund of funds and its performance is based on Russell’s strategic asset allocations and the performance of the Underlying Funds in which the Fund invests.

As the economy began to recover from the recent financial crisis, investors’ appetite for risk returned. Underlying managers invested primarily in fixed income, U.S. large-capitalization companies and developed non-U.S. equity were positioned to benefit from this environment relative to the benchmark.

In general, riskier asset classes performed better than asset classes generally considered less risky. All of the Underlying Funds (which are designed to represent individual asset classes) outperformed the benchmark. The Russell Commodity Strategies Fund, added as an Underlying Fund on July 1, 2010, also outperformed the Barclays Capital U.S. Aggregate Bond Index. Two of the Underlying Funds, the Russell Global Credit Strategies and Russell Global Infrastructure Funds, had not been Underlying Funds long enough to meaningfully contribute to performance. The Fund’s exposure to core fixed income through its investment in the RIF Core Bond Fund contributed to relative outperformance. The RIF Core Bond Fund maintained its preference for larger-than-benchmark allocations to non-Treasury fixed income sectors, including securities that are not in the benchmark (e.g., high yield credit, non-agency mortgage-backed securities and emerging market debt). Exposure to U.S. small capitalization equities also added to the Fund’s relative outperformance through the RIF Aggressive Equity Fund.

How did the investment strategies and techniques employed by the Fund and the money managers of the Underlying Funds affect the Fund’s performance?

The Fund’s allocation to fixed income Underlying Funds during the fiscal year ranged from, 35% to 40% invested in the RIF Core Bond Fund and 0% to 3% invested in the Russell Global Credit Strategies (added as an Underlying Fund on October 1, 2010). The RIF Core Bond Fund’s underweight to U.S. Treasuries and overweight to non-Treasury securities generated returns in excess of the benchmark. In the aggregate, sector positions of the fixed income Underlying Funds varied throughout the fiscal year. Allocations to some of the relatively higher performing sectors of the fixed income markets, such as investment-grade financials, commercial mortgage-backed securities and credit card asset-backed securities, contributed positively to the Fund’s performance. Out-of-benchmark exposures to high yield financials and industrials in the RIF Core Bond Fund also contributed to the Fund’s outperformance.

The U.S. equity Underlying Funds (23% to 34% of the Fund’s assets during the fiscal year) were positioned more aggressively (e.g., greater volatility and more focus on emerging growth trends). The U.S. equity Underlying Funds’ benchmark relative returns contributed positively to the Fund’s excess returns. Returns for U.S. equities, up 16.10% for the year, as measured by the Russell 1000 Index, performed better in periods when investors were more confident in the sustainability of the global economic recovery as was increasingly the perception towards year-end.

Developed non-U.S. and global equity Underlying Funds (18% to 25% of the Fund’s assets) experienced high levels of volatility over the fiscal year and gained 11.42% and 14.96%, respectively. The resurgence of risk aversion in early 2010, stemming from the Greek sovereign debt crisis proved challenging for those Underlying Funds’ money managers with exposure to European financials. However, these same Underlying Funds recovered as the Greek crisis abated. In fact, the sell-off in Europe provided a unique opportunity for a number of money managers to purchase what they considered to be well-managed, global companies which they believed were

Balanced Strategy Fund	17

Russell Investment Funds

Balanced Strategy Fund

Portfolio Management Discussion and Analysis — December 31, 2010 (Unaudited)

undervalued, but that also had the majority of their revenue originating from outside of Europe. These tactical purchases by Underlying Fund money managers benefited Underlying Fund returns significantly over the course of the fiscal year.

The Fund’s allocation to real asset Underlying Funds, during the fiscal year ranged from 3% to 5% invested in the RIF Real Estate Securities Fund, 0% to 4% invested in the Russell Commodity Strategies Fund (added as an Underlying Fund on July 1, 2010) and 0% to 3% invested in the Russell Global Infrastructure Fund (added as an Underlying Fund on October 1, 2010). The Fund’s real estate holdings, represented by the RIF Real Estate Fund, returned 22.92% in the fiscal year, while the Russell Commodity Strategies Fund returned 15.39% following its addition as an Underlying Fund. The Russell Global Infrastructure Fund returned 4.93% in the three months following its addition as an Underlying Fund.

The Russell Emerging Markets Fund (3% to 4% of the Fund’s assets during the fiscal year) returned 20.25%, resulting in a notable weighted excess return. After decreasing in the second quarter, the Russell Emerging Markets Fund’s performance recovered sharply, benefiting from exposure to the consumer sector and smaller emerging market countries such as the Philippines. An underweight position to Chinese financials also contributed positively to performance.

Describe any changes to the Fund’s structure or allocation to the Underlying Funds.

On March 1, 2010, the Fund reduced its exposure to U.S. equities by increasing its allocation to the Russell Global Equity Fund and by reducing allocations to both the RIF Multi-Style Equity and the Russell U.S. Quantitative Equity Funds. On July 1, 2010, the Russell Commodity Strategies Fund was

added as a new Underlying Fund. On October 1, 2010, the Fund added two new Underlying Funds, Russell Global Credit Strategies and Russell Global Infrastructure Funds.

The views expressed in this report reflect those of the portfolio managers only through the end of the fiscal year covered by the report. These views do not necessarily represent the views of RIMCo, or any other person in RIMCo or any other affiliated organization. These views are subject to change at any time based upon market conditions or other events, and RIMCo disclaims any responsibility to update the views contained herein. These views should not be relied on as investment advice and, because investment decisions for a Russell Investment Fund (“RIF”) or Russell Investment Company (“RIC”) Fund are based on numerous factors, should not be relied on as an indication of investment decisions of any RIF or RIC Fund.

*	The Fund first issued shares on April 30, 2007.

**	The Barclays Capital U.S. Aggregate Bond Index is an index, with income reinvested, generally representative of intermediate-term government bonds, investment-grade corporate debt securities and mortgage-backed securities.

***

Russell 1000® Index includes the 1,000 largest companies in the Russell 3000® Index. The Russell 1000® Index represents the universe of stocks from which most active money managers typically select. The Russell 1000® Index return reflects adjustments from income dividends and capital gain distributions reinvested as of the ex-dividend dates.

****

Morgan Stanley Capital International Europe, Australia, Far East (MSCI EAFE®) Index Net (USD) is an index, with dividends reinvested, representative of the securities markets of 20 developed countries in Europe, Australasia and the Far East.

§	Annualized.

The performance shown in this section does not reflect any Insurance Company Separate Account or Policy Charges. Performance is historical and assumes reinvestment of all dividends and capital gains. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than when purchased. Past performance is not indicative of future results.

18	Balanced Strategy Fund

Russell Investment Funds

Balanced Strategy Fund

Shareholder Expense Example — December 31, 2010 (Unaudited)

Fund Expenses

The following disclosure provides important information regarding each Fund’s Expense Example, which appears on each Fund’s individual page in this Annual Report. Please refer to this information when reviewing the Expense Example for a Fund.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including advisory fees and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which for this Fund is from July 1, 2010 to December 31, 2010.

Actual Expenses

The information in the table under the heading “Actual Performance” provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first column in the row entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. The fee and expenses shown in this section do not reflect any Insurance Company Separate Account or Policy Charges.

	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value July 1, 2010	$1,000.00	$1,000.00
Ending Account Value
December 31, 2010	$1,158.70	$1,024.70
Expenses Paid During Period*	$0.54	$0.51

*	Expenses are equal to the Fund’s annualized expense ratio of 0.10% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). May reflect amounts waived, reimbursed and/or other credits. Without any waivers, reimbursements and/or other credits, expenses would have been higher.

Balanced Strategy Fund	19

Russell Investment Funds

Balanced Strategy Fund

Schedule of Investments — December 31, 2010

Amounts in thousands (except share amounts)

	Shares	Market Value $

Investments - 100.0%
Russell Investment Company (“RIC”) and other Russell Investment Funds (“RIF”) Series Mutual Funds

Bonds - 37.9%
RIC Russell Global Credit Strategies Fund	472,271	4,699
RIF Core Bond Fund	5,220,879	54,872

		59,571

Domestic Equities - 23.0%
RIC Russell U.S. Quantitative Equity Fund	491,844	14,091
RIF Aggressive Equity Fund	528,733	6,303
RIF Multi-Style Equity Fund	1,154,147	15,673

		36,067

International Equities - 29.0%
RIC Russell Emerging Markets Fund	303,734	6,333
RIC Russell Global Equity Fund	1,763,431	15,677
RIF Non-U.S. Fund	2,304,746	23,531

		45,541

Real Assets - 10.1%
RIC Russell Commodity Strategies Fund	576,972	6,503
RIC Russell Global Infrastructure Fund	455,708	4,712
RIF Real Estate Securities Fund	340,526	4,740

		15,955

Total Investments - 100.0% (identified cost $142,089)		157,134

Other Assets and Liabilities, Net - (0.0%)		(12)

Net Assets - 100.0%		157,122

See accompanying notes which are an integral part of the financial statements.

20	Balanced Strategy Fund

[This page intentionally left blank]

Russell Investment Funds

Growth Strategy Fund

Portfolio Management Discussion and Analysis — December 31, 2010 (Unaudited)

Growth Strategy Fund
	Total Return
1 Year	15.06%
Inception*	(0.20	)%§

Russell 1000® Index **
	Total Return
1 Year	16.10%
Inception*	(1.87	)%§

MSCI EAFE® Index Net (USD) ***
	Total Return
1 Year	7.75%
Inception*	(5.19	)%§

Barclays Capital U.S. Aggregate Bond Index ****
	Total Return
1 Year	6.54%
Inception*	6.15	%§

22	Growth Strategy Fund

Russell Investment Funds

Growth Strategy Fund

Portfolio Management Discussion and Analysis — December 31, 2010 (Unaudited)

Portfolio Management Discussion and Analysis — December 31, 2010 (Unaudited)

The Fund is a fund of funds that invests in other Russell Investment Funds and Russell Investment Company mutual funds (the “Underlying Funds”). The Underlying Funds allocate most of their assets among multiple money managers. Russell Investment Management Company (“RIMCo”), as the Underlying Funds’ advisor, may change the allocation of the Underlying Funds’ assets among money managers at any time. An exemptive order from the Securities and Exchange Commission (“SEC”) permits RIMCo to engage or terminate a money manager in an Underlying Fund at any time, subject to approval by the Underlying Fund’s Board without a shareholder vote.

What is the Fund’s investment objective?

The Growth Strategy Fund (“Fund”) seeks to provide high long term capital appreciation with low current income.

How did the Fund perform relative to its benchmark for the fiscal year ended December 31, 2010?

For the fiscal year ended December 31, 2010, the Fund returned 15.06%. The Fund underperformed its benchmark, the Russell 1000® Index, which returned 16.10% during the same period.

For the fiscal year ended December 31, 2010, the Lipper® Mixed Asset Target Allocation Growth Funds Average returned 13.07%. This average return serves as a peer comparison and is expressed net of operating expenses.

The Fund’s performance includes operating expenses, whereas the Index returns are unmanaged and do not include expenses of any kind. The Fund’s underperformance relative to its benchmark was due in part to the Fund’s exposure to fixed income, which in the aggregate underperformed core equities.

How did the market conditions described in the Market Summary report affect the Fund’s performance?

The Fund is a fund of funds and its performance is based on Russell’s strategic asset allocations and the performance of the Underlying Funds in which the Fund invests.

As the economy began to recover from the recent financial crisis, investors’ appetite for risk returned. Underlying managers invested primarily in U.S. small capitalization companies, real assets and emerging markets were positioned to benefit from this environment relative to the Fund’s benchmark. However, the Fund’s exposures to the fixed income and non-U.S. developed equity markets detracted from Fund returns relative to the benchmark.

In general, riskier asset classes performed better than asset classes generally considered less risky. The RIF Aggressive Equity, RIF Real Estate Securities, Russell Emerging Markets, and RIF Multi-Style Equity Underlying Funds each outperformed the Fund’s benchmark. The RIF Non-U.S. Equity, Russell Global Equity and the Russell Quantitative Equity

Underlying Funds, however, lowered the aggregate large capitalization equity performance relative to the benchmark. The Russell Commodity Strategies Fund, added as an Underlying Fund on July 1, 2010, also outperformed the benchmark. However, the RIF Core Bond Fund underperformed the benchmark, which dampened overall Fund performance. Two of the Underlying Funds, the Russell Global Credit Strategies and Russell Global Infrastructure Funds, had not been Underlying Funds long enough to meaningfully contribute to performance.

How did the investment strategies and techniques employed by the Fund and the money managers of the Underlying Funds affect the Fund’s performance?

The U.S. equity Underlying Funds (29% to 47% of the Fund’s assets during the fiscal year) were positioned more aggressively (e.g., greater volatility and more focus on emerging growth trends). In the aggregate, the U.S. large capitalization equity Underlying Funds’ and non-U.S. developed markets equity benchmark relative returns contributed negatively to the Fund.

Developed non-U.S. and global equity Underlying Funds (23% to 33% of the Fund’s assets) experienced high levels of volatility over the fiscal year and returned 11.42% and 14.96%, respectively. The resurgence of risk aversion in early 2010, stemming from the Greek sovereign debt crisis, proved challenging for those money managers with exposure to European financials.

The Fund’s allocation to real asset Underlying Funds during the fiscal year ranged from 4% to 6% in the RIF Real Estate Securities Fund, 0% to 6% in the Russell Commodity Strategies Fund (added as an Underlying Fund on July 1, 2010) and 0% to 4% in the Russell Global Infrastructure Fund (added as an Underlying Fund on October 1, 2010). The Fund’s real estate holdings, represented by the RIF Real Estate Fund, returned 22.92% in the fiscal year, while the Russell Commodity Strategies Fund returned 16.83% following the Fund’s addition as an Underlying Fund. The Russell Global Infrastructure Fund returned 4.93% in the three months following its addition as an Underlying Fund.

The Russell Emerging Markets Fund (4% to 5% of the Fund’s assets during the fiscal year) returned 20.25%, resulting in a positive weighted excess return. After decreasing in the second quarter, the Russell Emerging Markets Fund’s performance recovered sharply, benefiting from exposure to the consumer sector and smaller emerging market countries such as the Philippines. An underweight position to Chinese financials also contributed positively to performance.

The Fund’s allocation to fixed income Underlying Funds during the fiscal year ranged from 15% to 20% invested in RIF Core Bond Fund and 0%-4% invested in the Russell Global Credit

Growth Strategy Fund	23

Russell Investment Funds

Growth Strategy Fund

Portfolio Management Discussion and Analysis — December 31, 2010 (Unaudited)

Strategies Fund (added as an Underlying Fund on October 1, 2010). The RIF Core Bond Fund returned 10.02%, lagging the Russell 1000® Index. The Russell Global Credit Strategies Fund returned 0.46% since it was added on October 1, 2010.

Describe any changes to the Fund’s structure or allocation to the Underlying Funds.

On March 1, 2010, the Fund reduced its exposure to U.S. equities by increasing its allocation to the Russell Global Equity Fund and by reducing allocations to both the RIF Multi-Style Equity and the Russell U.S. Quantitative Equity Funds. On July 1, 2010, the Russell Commodity Strategies Fund was added as a new Underlying Fund. On October 1, 2010, the Fund added two new Underlying Funds, Russell Global Credit Strategies and Russell Global Infrastructure Funds.

The views expressed in this report reflect those of the portfolio managers only through the end of the fiscal year covered by the report. These views do not necessarily represent the views of RIMCo, or any other person in RIMCo or any other affiliated organization. These views are subject to change at any time based upon market conditions or other events, and RIMCo disclaims any responsibility to update the views contained herein. These views should not be relied on as investment advice and, because investment decisions for a Russell Investment Fund (“RIF”) or Russell Investment Company (“RIC”) Fund are based on numerous factors, should not be relied on as an indication of investment decisions of any RIF or RIC Fund.

*	The Fund first issued shares on April 30, 2007.

**

Russell 1000® Index includes the 1,000 largest companies in the Russell 3000® Index. The Russell 1000® Index represents the universe of stocks from which most active money managers typically select. The Russell 1000® Index return reflects adjustments from income dividends and capital gain distributions reinvested as of the ex-dividend dates.

***

Morgan Stanley Capital International Europe, Australia, Far East (MSCI EAFE®) Index Net (USD) is an index, with dividends reinvested, representative of the securities markets of 20 developed countries in Europe, Australasia and the Far East.

****	The Barclays Capital U.S. Aggregate Bond Index is an index, with income reinvested, generally representative of intermediate-term government bonds, investment-grade corporate debt securities and mortgage-backed securities.

§	Annualized.

The performance shown in this section does not reflect any Insurance Company Separate Account or Policy Charges. Performance is historical and assumes reinvestment of all dividends and capital gains. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than when purchased. Past performance is not indicative of future results.

24	Growth Strategy Fund

Russell Investment Funds

Growth Strategy Fund

Shareholder Expense Example — December 31, 2010 (Unaudited)

Fund Expenses

The following disclosure provides important information regarding each Fund’s Expense Example, which appears on each Fund’s individual page in this Annual Report. Please refer to this information when reviewing the Expense Example for a Fund.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including advisory fees and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which for this Fund is from July 1, 2010 to December 31, 2010.

Actual Expenses

The information in the table under the heading “Actual Performance” provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first column in the row entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. The fee and expenses shown in this section do not reflect any Insurance Company Separate Account or Policy Charges.

	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value July 1, 2010	$1,000.00	$1,000.00
Ending Account Value
December 31, 2010	$1,202.30	$1,024.70
Expenses Paid During Period*	$0.56	$0.51

*	Expenses are equal to the Fund’s annualized expense ratio of 0.10% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). May reflect amounts waived, reimbursed and/or other credits. Without any waivers, reimbursements and/or other credits, expenses would have been higher.

Growth Strategy Fund	25

Russell Investment Funds

Growth Strategy Fund

Schedule of Investments — December 31, 2010

Amounts in thousands (except share amounts)

	Shares	Market Value $

Investments - 100.0%
Russell Investment Company (“RIC”) and other Russell Investment Funds (“RIF”) Series Mutual Funds

Bonds - 19.0%
RIC Russell Global Credit Strategies Fund	363,344	3,616
RIF Core Bond Fund	1,290,692	13,565

		17,181

Domestic Equities - 28.9%
RIC Russell U.S. Quantitative Equity Fund	346,556	9,929
RIF Aggressive Equity Fund	455,205	5,426
RIF Multi-Style Equity Fund	797,416	10,829

		26,184

International Equities - 38.0%
RIC Russell Emerging Markets Fund	219,106	4,568
RIC Russell Global Equity Fund	1,423,274	12,653
RIF Non-U.S. Fund	1,683,263	17,186

		34,407

Real Assets - 14.1%
RIC Russell Commodity Strategies Fund	493,045	5,557
RIC Russell Global Infrastructure Fund	350,409	3,623
RIF Real Estate Securities Fund	262,383	3,652

		12,832

Total Investments - 100.0% (identified cost $82,369)		90,604

Other Assets and Liabilities, Net - (0.0%)		(12)

Net Assets - 100.0%		90,592

See accompanying notes which are an integral part of the financial statements.

26	Growth Strategy Fund

[This page intentionally left blank]

Russell Investment Funds

Equity Growth Strategy Fund

Portfolio Management Discussion and Analysis — December 31, 2010 (Unaudited)

Equity Growth Strategy Fund
	Total Return
1 Year	15.09%
Inception*	(2.73	)%§

Russell 1000® Index **
	Total Return
1 Year	16.10%
Inception*	(1.87	)%§

MSCI EAFE® Index Net (USD) ***
	Total Return
1 Year	7.75%
Inception*	(5.19	)%§

28	Equity Growth Strategy Fund

Russell Investment Funds

Equity Growth Strategy Fund

Portfolio Management Discussion and Analysis — December 31, 2010 (Unaudited)

Portfolio Management Discussion and Analysis — December 31, 2010 (Unaudited)

The Fund is a fund of funds that invests in other Russell Investment Funds and Russell Investment Company mutual funds (the “Underlying Funds”). The Underlying Funds allocate most of their assets among multiple money managers. Russell Investment Management Company (“RIMCo”), as the Underlying Funds’ advisor, may change the allocation of the Underlying Funds’ assets among money managers at any time. An exemptive order from the Securities and Exchange Commission (“SEC”) permits RIMCo to engage or terminate a money manager in an Underlying Fund at any time, subject to approval by the Underlying Fund’s Board without a shareholder vote.

What is the Fund’s investment objective?

The Equity Growth Strategy Fund (“Fund”) seeks to provide high long-term capital appreciation.

How did the Fund perform relative to its benchmark for the fiscal year ended December 31, 2010?

For the fiscal year ended December 31, 2010, the Fund returned 15.09%. The Fund underperformed its benchmark, the Russell 1000® Index, which returned 16.10% during the same period.

For the fiscal year ended December 31, 2010, the Lipper® Global Core Funds Average returned 13.17%. This average return serves as a peer comparison and is expressed net of operating expenses.

The Fund’s performance includes operating expenses, whereas the index returns are unmanaged and do not include expenses of any kind. The Fund’s underperformance relative to its benchmark was due primarily to exposure to non-U.S. equities and U.S. large capitalization managers using quantitative investment approaches.

How did the market conditions described in the Market Summary report affect the Fund’s performance?

The Fund is a fund of funds and its performance is based on Russell’s strategic asset allocations and the performance of the Underlying Funds in which the Fund invests.

As the economy began to recover from the recent financial crisis, investors’ appetite for risk returned. Underlying managers invested primarily in U.S. small-capitalization companies, real assets and emerging markets’ were positioned to benefit from this environment relative to the Fund’s benchmark. However, the Fund’s exposures to non-U.S. developed equity markets and U.S. large-capitalization quantitative managers detracted from Fund returns relative to the benchmark.

In general, riskier asset classes performed better than asset classes generally considered less risky. The RIF Aggressive

Equity, RIF Real Estate Securities, Russell Emerging Markets and RIF Multi-Style Equity Underlying Funds each outperformed the Fund’s benchmark. The RIF Non-US Equity, Russell Global Equity and the RIC Quantitative Equity Underlying Funds, however, lowered the aggregate large capitalization equity performance relative to the benchmark. The Russell Commodity Strategies Fund added as an Underlying Fund on July 1, 2010, also outperformed the benchmark. Two of the Underlying Funds, the Russell Global Credit Strategies and Russell Global Infrastructure Funds, had not been Underlying Funds long enough to meaningfully contribute to performance.

How did the investment strategies and techniques employed by the Fund and its money managers of the Underlying Funds affect the Fund’s performance?

The U.S. equity Underlying Funds (36% to 58% of the Fund’s assets during the fiscal year) were positioned more aggressively (e.g., greater volatility and more focus on emerging growth trends). In the aggregate, the U.S. large-capitalization equity Underlying Funds’ and non-U.S. developed markets equity benchmark relative returns contributed negatively to the Fund. Developed non-U.S. and global equity Underlying Funds (30% to 37% of the Fund’s assets), experienced high levels of volatility over the fiscal year and returned 11.42% and 14.96%, respectively. The resurgence of risk aversion in early 2010, stemming from the Greek sovereign debt crisis proved challenging for those money managers with exposure to European financials. The Fund’s allocation to real asset Underlying Funds, during the fiscal year ranged from, 5% to 7% in the RIF Real Estate Securities Fund, 0% to 6% in the Russell Commodity Strategies Fund (added as an Underlying Fund on July 1, 2010), and 0% to 4% in the Russell Global Infrastructure Fund (added as an Underlying Fund on October 1, 2010). The Fund’s real estate holdings, represented by the RIF Real Estate Fund, returned 22.92% in the fiscal year, while the Russell Commodity Strategies Fund returned 16.83% following its addition as an Underlying Fund and the Russell Global Infrastructure Fund returned 4.93% in the three months following its addition as an Underlying Fund.

The Russell Emerging Markets Fund (5% to 7% of the Fund’s assets during the fiscal year) returned 20.25%, resulting in a positive weighted excess return. After decreasing in the second quarter, the Russell Emerging Markets Fund’s performance recovered sharply, benefiting from exposure to the consumer sector and smaller emerging market countries such as the Philippines. An underweight position to Chinese financials also contributed positively to performance.

Describe any changes to the Fund’s structure or allocation to the Underlying Funds.

On March 1, 2010, the Fund reduced its exposure to U.S. equities by increasing its allocation to the Russell Global Equity Fund and by reducing allocations to both the RIF Multi-Style Equity and the Russell U.S. Quantitative Equity Funds. On July 1, 2010, the Russell Commodity Strategies Fund was added as a new Underlying Fund. On October 1, 2010, the

Equity Growth Strategy Fund	29

Russell Investment Funds

Equity Growth Strategy Fund

Portfolio Management Discussion and Analysis — December 31, 2010 (Unaudited)

Fund added two new Underlying Funds, Russell Global Credit Strategies and Russell Global Infrastructure Funds.

The views expressed in this report reflect those of the portfolio managers only through the end of the fiscal year covered by the report. These views do not necessarily represent the views of RIMCo, or any other person in RIMCo or any other affiliated organization. These views are subject to change at any time based upon market conditions or other events, and RIMCo disclaims any responsibility to update the views contained herein. These views should not be relied on as investment advice and, because investment decisions for a Russell Investment Fund (“RIF”) or Russell Investment Company (“RIC”) Fund are based on numerous factors, should not be relied on as an indication of investment decisions of any RIF or RIC Fund.

*	The Fund first issued shares on April 30, 2007.

**

Russell 1000® Index includes the 1,000 largest companies in the Russell 3000® Index. The Russell 1000® Index represents the universe of stocks from which most active money managers typically select. The Russell 1000® Index return reflects adjustments from income dividends and capital gain distributions reinvested as of the ex-dividend dates.

***

Morgan Stanley Capital International Europe, Australia, Far East (MSCI EAFE®) Index Net (USD) is an index, with dividends reinvested, representative of the securities markets of 20 developed countries in Europe, Australasia and the Far East.

§	Annualized.

The performance shown in this section does not reflect any Insurance Company Separate Account or Policy Charges. Performance is historical and assumes reinvestment of all dividends and capital gains. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than when purchased. Past performance is not indicative of future results.

30	Equity Growth Strategy Fund

Russell Investment Funds

Equity Growth Strategy Fund

Shareholder Expense Example — December 31, 2010 (Unaudited)

Fund Expenses

The following disclosure provides important information regarding each Fund’s Expense Example, which appears on each Fund’s individual page in this Annual Report. Please refer to this information when reviewing the Expense Example for a Fund.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including advisory fees and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which for this Fund is from July 1, 2010 to December 31, 2010.

Actual Expenses

The information in the table under the heading “Actual Performance” provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first column in the row entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. The fee and expenses shown in this section do not reflect any Insurance Company Separate Account or Policy Charges.

	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value July 1, 2010	$1,000.00	$1,000.00
Ending Account Value
December 31, 2010	$1,240.60	$1,024.70
Expenses Paid During Period*	$0.56	$0.51

*	Expenses are equal to the Fund’s annualized expense ratio of 0.10% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). May reflect amounts waived, reimbursed and/or other credits. Without any waivers, reimbursements and/or other credits, expenses would have been higher.

Equity Growth Strategy Fund	31

Russell Investment Funds

Equity Growth Strategy Fund

Schedule of Investments — December 31, 2010

Amounts in thousands (except share amounts)

	Shares	Market Value $

Investments - 100.0%
Russell Investment Company (“RIC”) and other Russell Investment Funds (“RIF”) Series Mutual Funds

Bonds - 5.0%
RIC Russell Global Credit Strategies Fund	134,656	1,340

Domestic Equities - 35.9%
RIC Russell U.S. Quantitative Equity Fund	130,751	3,746
RIF Aggressive Equity Fund	156,657	1,867
RIF Multi-Style Equity Fund	295,545	4,014

		9,627

International Equities - 44.0%
RIC Russell Emerging Markets Fund	90,820	1,894
RIC Russell Global Equity Fund	421,759	3,749
RIF Non-U.S. Fund	603,466	6,161

		11,804

Real Assets - 15.1%
RIC Russell Commodity Strategies Fund	144,874	1,633
RIC Russell Global Infrastructure Fund	103,771	1,073
RIF Russell Real Estate Securities Fund	96,822	1,348

		4,054

Total Investments - 100.0% (identified cost $22,716)		26,825

Other Assets and Liabilities, Net - (0.0%)		(9)

Net Assets - 100.0%		26,816

See accompanying notes which are an integral part of the financial statements.

32	Equity Growth Strategy Fund

Russell Investment Funds

LifePoints® Funds Variable Target Portfolio Series

Statements of Assets and Liabilities — December 31, 2010

Amounts in thousands	Moderate Strategy Fund	Balanced Strategy Fund	Growth Strategy Fund	Equity Growth Strategy Fund

Assets
Investments, at identified cost	$49,377	$142,089	$82,369	$22,716
Investments, at market	54,580	157,134	90,604	26,825
Receivables:
Fund shares sold	195	620	356	20
From affiliates	12	21	13	7

Total assets	54,787	157,775	90,973	26,852

Liabilities
Payables:
Investments purchased	195	556	301	17
Fund shares redeemed	—	64	56	4
Accrued fees to affiliates	3	8	4	1
Other accrued expenses	16	25	20	14

Total liabilities	214	653	381	36

Net Assets	$54,573	$157,122	$90,592	$26,816

Net Assets Consist of:
Undistributed (overdistributed) net investment income	$—	$—	$—	$—
Accumulated net realized gain (loss)	(3,043)	(8,646)	(6,299)	(5,424)
Unrealized appreciation (depreciation) on investments	5,203	15,045	8,235	4,109
Shares of beneficial interest	57	173	106	34
Additional paid-in capital	52,356	150,550	88,550	28,097

Net Assets	$54,573	$157,122	$90,592	$26,816

Net Asset Value, offering and redemption price per share:
Net asset value per share:	$9.64	$9.07	$8.57	$7.82
Net assets	$54,573,260	$157,121,847	$90,592,425	$26,816,325
Shares outstanding ($.01 par value)	5,661,596	17,322,161	10,565,382	3,427,955

See accompanying notes which are an integral part of the financial statements.

Statement of Assets and Liabilities	33

Russell Investment Funds

LifePoints® Funds Variable Target Portfolio Series

Statements of Operations — For the Period Ended December 31, 2010

Amounts in thousands	Moderate Strategy Fund	Balanced Strategy Fund

Investment Income
Income distribution from Underlying Funds	$2,034	$4,821

Expenses
Advisory fees	87	256
Administrative fees	22	64
Custodian fees	21	20
Transfer agent fees	2	6
Professional fees	30	38
Trustees’ fees	1	3
Printing fees	20	58
Miscellaneous	9	14

Expenses before reductions	192	459
Expense reductions	(148)	(332)

Net expenses	44	127

Net investment income (loss)	1,990	4,694

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments	(479)	(4,115)
Capital gain distributions from Underlying Funds	136	141

Net realized gain (loss)	(343)	(3,974)
Net change in unrealized appreciation (depreciation) on investments	3,733	16,989

Net realized and unrealized gain (loss)	3,390	13,015

Net Increase (Decrease) in Net Assets from Operations	$5,380	$17,709

See accompanying notes which are an integral part of the financial statements.

34	Statement of Operations

Growth Strategy Fund	Equity Growth Strategy Fund

$2,151	$462

144	46
36	12
20	20
3	1
33	28
2	—
34	12
11	4

283	123
(211)	(100)

72	23

2,079	439

(4,235)	(1,886)
38	1

(4,197)	(1,885)
13,165	4,841

8,968	2,956

$11,047	$3,395

See accompanying notes which are an integral part of the financial statements.

Statement of Operations	35

Russell Investment Funds

LifePoints® Funds Variable Target Portfolio Series

Statements of Changes in Net Assets — For the Periods Ended December 31,

	Moderate Strategy Fund		Balanced Strategy Fund
Amounts in thousands	2010	2009	2010	2009

Increase (Decrease) in Net Assets

Operations
Net investment income (loss)	$1,990	$1,061	$4,694	$2,754
Net realized gain (loss)	(343)	(1,690)	(3,974)	(3,251)
Net change in unrealized appreciation (depreciation)	3,733	5,647	16,989	19,134

Net increase (decrease) in net assets from operations	5,380	5,018	17,709	18,637

Distributions
From net investment income	(2,054)	(1,078)	(4,867)	(2,602)
From net realized gain	—	(120)	—	(331)
From return of capital	(74)	—	(284)	—

Net decrease in net assets from distributions	(2,128)	(1,198)	(5,151)	(2,933)

Share Transactions
Net increase (decrease) in net assets from share transactions	15,650	12,543	39,379	29,323

Total Net Increase (Decrease) in Net Assets	18,902	16,363	51,937	45,027

Net Assets
Beginning of period	35,671	19,308	105,185	60,158

End of period	$54,573	$35,671	$157,122	$105,185

Undistributed (overdistributed) net investment income included in net assets	$—	$64	$—	$172

See accompanying notes which are an integral part of the financial statements.

36	Statement of Changes in Net Assets

Growth Strategy Fund		Equity Growth Strategy Fund
2010	2009	2010	2009

$2,079	$1,237	$439	$307
(4,197)	(1,439)	(1,885)	(2,467)
13,165	12,548	4,841	6,654

11,047	12,346	3,395	4,494

(2,140)	(1,156)	(480)	(220)
—	(213)	—	(87)
(131)	—	(198)	—

(2,271)	(1,369)	(678)	(307)

20,310	15,787	4,042	3,257

29,086	26,764	6,759	7,444

61,506	34,742	20,057	12,613

$90,592	$61,506	$26,816	$20,057

$—	$61	$—	$41

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets	37

Russell Investment Funds

LifePoints® Funds Variable Target Portfolio Series

Financial Highlights

For a Share Outstanding Throughout the Period.

	$ Net Asset Value, Beginning of Period	$ Net Investment Income (Loss)(a)(b)	$ Net Realized and Unrealized Gain (Loss)	$ Total from Investment Operations	$ Distributions from Net Investment Income	$ Distributions from Net Realized Gain	$ Return of Capital
Moderate Strategy Fund
December 31, 2010	8.95	.42	.69	1.11	(.41)	—	(.01)
December 31, 2009	7.67	.36	1.34	1.70	(.37)	(.05)	—
December 31, 2008	9.99	.33	(2.32)	(1.99)	(.23)	(.10)	—
December 31, 2007(1)	10.00	.46	(.11)	.35	(.36)	— (g)	—
Balanced Strategy Fund
December 31, 2010	8.25	.31	.84	1.15	(.31)	—	(.02)
December 31, 2009	6.80	.26	1.47	1.73	(.24)	(.04)	—
December 31, 2008	9.93	.23	(2.88)	(2.65)	(.21)	(.27)	—
December 31, 2007(1)	10.00	.47	(.20)	.27	(.34)	— (g)	—
Growth Strategy Fund
December 31, 2010	7.66	.23	.91	1.14	(.22)	—	(.01)
December 31, 2009	6.11	.19	1.56	1.75	(.17)	(.03)	—
December 31, 2008	9.90	.15	(3.46)	(3.31)	(.14)	(.34)	—
December 31, 2007(1)	10.00	.45	(.24)	.21	(.31)	—	—
Equity Growth Strategy Fund
December 31, 2010	6.98	.14	.91	1.05	(.15)	—	(.06)
December 31, 2009	5.42	.12	1.56	1.68	(.09)	(.03)	—
December 31, 2008	9.83	.07	(3.92)	(3.85)	(.05)	(.51)	—
December 31, 2007(1)	10.00	.50	(.38)	.12	(.29)	—	—

See accompanying notes which are an integral part of the financial statements.

38	Financial Highlights

$ Total Distributions	$ Net Asset Value, End of Period	% Total Return(c)	$ Net Assets, End of Period (000)	% Ratio of Expenses to Average Net Assets, Net(d)(e)(f)	% Ratio of Expenses to Average Net Assets, Gross(d)(e)	% Ratio of Net Investment Income to Average Net Assets(c)(f)	% Portfolio Turnover Rate(c)

(.42)	9.64	12.62	54,573	.10	.44	4.56	45
(.42)	8.95	23.09	35,671	.10	.48	4.40	21
(.33)	7.67	(20.39)	19,308	.11	.53	3.77	39
(.36)	9.99	3.54	8,654	.11	2.01	5.37	24

(.33)	9.07	14.06	157,122	.10	.36	3.67	23
(.28)	8.25	26.23	105,185	.09	.35	3.62	8
(.48)	6.80	(27.70)	60,158	.08	.35	2.75	16
(.34)	9.93	2.73	35,697	.08	.74	5.37	11

(.23)	8.57	15.06	90,592	.10	.39	2.88	29
(.20)	7.66	29.43	61,506	.09	.40	2.80	6
(.48)	6.11	(34.73)	34,742	.04	.40	1.85	10
(.31)	9.90	2.13	27,390	.04	.84	5.05	3

(.21)	7.82	15.09	26,816	.10	.53	1.89	42
(.12)	6.98	31.79	20,057	.08	.59	2.02	21
(.56)	5.42	(41.18)	12,613	.04	.58	.87	24
(.29)	9.83	1.25	13,006	.04	1.36	5.59	6

See accompanying notes which are an integral part of the financial statements.

Financial Highlights	39

Russell Investment Funds

LifePoints® Funds Variable Target Portfolio Series

Notes to Financial Highlights — December 31, 2010

(a)	Average daily shares outstanding were used for this calculation.
(b)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the Underlying Funds in which the Fund invests.
(c)	Periods less than one year are not annualized.
(d)	The ratios for periods less than one year are annualized.
(e)	The calculation includes only those expenses charged directly to the Fund and does not include expenses charged to the Underlying Funds in which the Fund invests.
(f)	May reflect amounts waived and reimbursed by Russell Investment Management Company (“RIMCo”) and Russell Fund Services Company (“RFSC”).
(g)	Less than $.01 per share.
(1)	For the period April 30, 2007 (date of first issue) to December 31, 2007.

See accompanying notes which are an integral part of the financial statements.

40	Notes to Financial Highlights

Russell Investment Funds

LifePoints® Funds Variable Target Portfolio Series

Notes to Financial Statements — December 31, 2010

1.	Organization

Russell Investment Funds (the “Investment Company” or “RIF”) is a series investment company with nine different investment portfolios referred to as Funds. These financial statements report on four of these Funds (each a “Fund” and collectively the “Funds”). The Investment Company provides the investment base for one or more variable insurance products issued by one or more insurance companies. These Funds are offered at net asset value to qualified insurance company separate accounts offering variable insurance products. The Investment Company is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. It is organized and operated as a Massachusetts business trust under an Amended and Restated Master Trust Agreement dated October 1, 2008 (“Master Trust Agreement”). The Investment Company’s Master Trust Agreement permits the Board of Trustees (the “Board”) to issue an unlimited number of shares of beneficial interest.

The Funds seek to achieve their objective by investing in a combination of Russell Investment Company (“RIC”) Funds and other of the Investment Company’s Funds (the “Underlying Funds”) as set forth in the table below. Russell Investment Management Company (“RIMCo”) is the Funds’ adviser and may modify the target asset allocation for any Fund and/or the Underlying Funds in which the Funds invest from time to time based on strategic capital markets research or on factors such as RIMCo’s outlook for the economy, financial markets generally and/or relative market valuation of the asset classes represented by each Underlying Fund. In the future, the Fund may also invest in other Underlying Funds. Any modification in the asset allocation or changes to the Underlying Funds will be based on strategic, long-term allocation decisions and not tactical, short-term positioning and may be made one or more times per year. In the future, the Funds may also invest in other funds which are not currently Underlying Funds.

Asset Allocation Targets as of December 20, 2010*
Underlying Funds	Moderate Strategy Fund	Balanced Strategy Fund	Growth Strategy Fund	Equity Growth Strategy Fund

Bond Funds
RIF Core Bond Fund	31-41%	30-40%	10-20%	0%
RIC Russell Global Credit Strategies Fund	0-7	0-8	0-9	0-10
RIC Russell Investment Grade Bond Fund	15-25	0	0	0
Domestic Equity Funds
RIF Aggressive Equity Fund	0-7	0-9	1-11	2-12
RIF Multi-Style Equity Fund	0-10	5-15	7-17	10-20
RIC Russell U.S. Quantitative Equity Fund	1-11	4-14	6-16	9-19
International Equity Funds
RIF Non-U.S. Fund	4-14	10-20	14-24	18-28
RIC Russell Emerging Markets Fund	0-8	0-9	0-10	2-12
RIC Russell Global Equity Fund	3-13	5-15	9-19	9-19
Real Asset Funds
RIF Real Estate Securities Fund	0-8	0-8	0-9	0-10
RIC Russell Commodity Strategies Fund	0-8	0-9	1-11	1-11
RIC Russell Global Infrastructure Fund	0-8	0-8	0-9	0-9

*	Prospectus dated May 1, 2010, as supplemented through December 20, 2010

2.	Significant Accounting Policies

The Funds’ financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) which require the use of management estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. The following is a summary of the significant accounting policies consistently followed by each Fund in the preparation of its financial statements.

Security Valuation

The Funds value their portfolio securities, the shares of the Underlying Funds, at the current net asset value per share of each Underlying Fund.

Fair value of securities is defined as the price that the Funds would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. To increase consistency and comparability in fair value measurement, the fair value hierarchy was established to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset, including assumptions about risk, (e.g., the risk inherent in a particular valuation technique, such as a pricing model or risks inherent in the inputs to a particular valuation technique). Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market

Notes to Financial Statements	41

Russell Investment Funds

LifePoints® Funds Variable Target Portfolio Series

Notes to Financial Statements, continued — December 31, 2010 participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.

The fair value hierarchy of inputs is summarized in the three broad levels listed below.

Level 1 — quoted prices (unadjusted) in active markets for identical investments

Level 2 — other significant observable inputs including quoted market prices in non-active markets or prices derived from market data.

Level 3 — significant unobservable inputs including the Fund’s own assumptions in determining the fair value of investments.

The levels associated with valuing the Funds’ investments for the period ended December 31, 2010 were level 1 for all Funds.

Investment Transactions

Investment transactions are reflected as of trade date for financial reporting purposes. This may cause the net asset value stated in the financial statements to be different from the net asset value shareholders transact at. Realized gains and losses from securities transactions, if any, are recorded on the basis of specific identified cost.

Investment Income

Distributions of income and capital gains from the Underlying Funds are recorded on the ex-dividend date.

Federal Income Taxes

Since the Investment Company is a Massachusetts business trust, each Fund is a separate corporate taxpayer and determines its net investment income and capital gains (or losses) and the amounts to be distributed to each Fund’s shareholders without regard to the income and capital gains (or losses) of the other Funds.

Each Fund qualifies as a regulated investment company and distributes all of its taxable income and capital gains. Therefore, no federal income tax provision was required for the Funds.

Each Fund files a U. S. tax return. At December 31, 2010, the Funds have recorded no liabilities for net unrecognized tax benefits relating to uncertain income tax positions they have taken or expect to take in future tax returns. While the statute of limitations remains open to examine the Funds’ U.S. tax returns filed for the fiscal years ending December 31, 2007, through December 31, 2009, no examinations are in progress or anticipated at this time. The Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Dividends and Distributions to Shareholders

Income dividends, capital gain distributions and return of capital, if any, are recorded on the ex-dividend date. Income dividends are generally declared and paid quarterly. Capital gain distributions are generally declared and paid annually. An additional distribution may be paid by the Funds to avoid imposition of federal income and excise tax on any remaining undistributed capital gains and net investment income.

The timing and characterization of certain income and capital gain distributions are determined in accordance with federal tax regulations which may differ from U.S. GAAP. As a result, net investment income and net realized gain (or loss) from investment transactions for a reporting period may differ significantly from distributions during such period. The differences between tax regulations and U.S. GAAP relate primarily to investments in the Underlying Funds sold at a loss, wash sale deferrals and capital loss carryforwards. Accordingly, the Funds may periodically make reclassifications among certain of their capital accounts without impacting their net asset values.

Expenses

Expenses included in the accompanying financial statements reflect the expenses of each Fund and do not include those expenses incurred by the Underlying Funds. Because the Underlying Funds have varied expense and fee levels and the Funds may own different proportions of the Underlying Funds at different times, the amount of the fees and expenses incurred indirectly by the Funds will vary.

42	Notes to Financial Statements

Russell Investment Funds

LifePoints® Funds Variable Target Portfolio Series

Notes to Financial Statements, continued — December 31, 2010

Guarantees

In the normal course of business the Funds enter into contracts that contain a variety of representations which provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds expect the risk of loss to be remote.

Market and Credit Risk

In the normal course of business the Underlying Funds trade financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to a transaction to perform (credit risk). Similar to the credit risk, the Underlying Funds may be exposed to counterparty risk or risk that an institution or other entity with which the Underlying Funds have unsettled or open transactions will default. The potential loss could exceed the value of the assets recorded in the Underlying Funds’ financial statements (the “Assets”). The Assets, which potentially expose the Underlying Funds to credit risk, consist principally of cash due from counterparties and investments. The extent of the Underlying Funds’ exposure to credit and counterparty risks in respect to the Assets approximates their carrying value as recorded in the Underlying Funds’ Statements of Assets and Liabilities.

3.	Investment Transactions

Securities

During the period ended December 31, 2010, purchases and sales of the Underlying Funds (excluding short-term investments) were as follows:

	Purchases	Sales

Moderate Strategy Fund	$36,889,944	$21,240,588
Balanced Strategy Fund	70,608,674	31,542,911
Growth Strategy Fund	42,395,328	22,233,704
Equity Growth Strategy Fund	14,166,635	10,364,016

4.	Related Party Transactions, Fees and Expenses

Adviser and Administrator

RIMCo advises the Funds and Russell Fund Services Company (“RFSC”) is the Funds’ administrator. RFSC is a wholly-owned subsidiary of RIMCo. RIMCo is a wholly-owned subsidiary of Frank Russell Company (a subsidiary of The Northwestern Mutual Life Insurance Company). Frank Russell Company provides ongoing money manager research and trade placement services to RIF and RIMCo.

The advisory fee of 0.20% and administrative fee of 0.05% are based upon the average daily net assets of the Funds and are payable monthly. The following shows the total amount of each of these fees paid by the Funds for the period ended December 31, 2010.

	Advisory	Administrative

Moderate Strategy Fund	$87,388	$21,847
Balanced Strategy Fund	255,754	63,938
Growth Strategy Fund	144,490	36,122
Equity Growth Strategy Fund	46,372	11,593

RIMCo has contractually agreed, until April 30, 2011, to waive up to the full amount of its 0.20% advisory fee and then reimburse each Fund for other direct Fund-level expenses to the extent that direct Fund-level expenses exceed 0.10% of the average daily net assets of the Fund on an annual basis. These waivers and reimbursements may not be terminated during the relevant period except with Board approval.

Direct Fund-level expenses do not include extraordinary expenses or the expenses of other investment companies in which the Funds invest, including the Underlying Funds, which are borne indirectly by the Funds.

Notes to Financial Statements	43

Russell Investment Funds

LifePoints® Funds Variable Target Portfolio Series

Notes to Financial Statements, continued — December 31, 2010

For the period ended December 31, 2010, the fees waived and reimbursed by RIMCO amounted to:

	Waiver	Reimbursement	Total

Moderate Strategy Fund	$87,388	$60,557	$147,945
Balanced Strategy Fund	255,754	75,844	331,598
Growth Strategy Fund	144,490	66,891	211,381
Equity Growth Strategy Fund	46,372	53,138	99,510

RIMCo does not have the ability to recover amounts waived or reimbursed from previous periods.

Transfer and Dividend Disbursing Agent

RFSC serves as Transfer and Dividend Disbursing Agent for the Investment Company. For this service, RFSC is paid a fee based upon the average daily net assets of the Funds for transfer agency and dividend disbursing services. RFSC retains a portion of this fee for its services provided to the Funds and pays the balance to unaffiliated agents who assisted in providing these services. Total fees paid for the Funds presented herein for the period ended December 31, 2010, were as follows:

Amount

Moderate Strategy Fund	$1,934
Balanced Strategy Fund	5,660
Growth Strategy Fund	3,199
Equity Growth Strategy Fund	1,025

Distributor

Russell Financial Services, Inc. (the “Distributor’), a wholly-owned subsidiary of RIMCo, is the distributor for RIF pursuant to a Distribution Agreement with the Investment Company. The Distributor receives no compensation from the Investment Company for its services.

Accrued Fees Payable to Affiliates

Accrued fees payable to affiliates for the period ended December 31, 2010 were as follows:

	Moderate Strategy Fund	Balanced Strategy Fund	Growth Strategy Fund	Equity Growth Strategy Fund

Administration Fees	$2,260	$6,474	$3,710	$1,119
Transfer Agent fees	205	590	340	102
Trustee Fees	158	490	301	106

	$2,623	$7,554	$4,351	$1,327

Board of Trustees

The Russell Fund Complex consists of RIC, which has 41 funds, and RIF, which has nine funds. Each of the Trustees is a Trustee of both RIC and RIF. During the period, the Russell Fund Complex paid each of its independent Trustees a retainer of $72,000 per year (effective January 1, 2011, $75,000 per year), $6,500 for each regular quarterly meeting attended in person, $2,500 for each special meeting attended in person, and $2,500 for each Audit Committee meeting, Nominating and Governance Committee meeting, Investment Committee meeting or any other committee meeting established and approved by the Board that is attended in person. Each Trustee receives a $1,000 fee for attending the quarterly and special meetings (except for telephonic meetings called pursuant to the Funds’ valuation and pricing procedures) and a $500 fee for attending the committee meeting by phone instead of receiving the full fee had the member attended in person. Trustees’ out-of-pocket expenses are also paid by the Russell Fund Complex. The Audit Committee Chair and Investment Committee Chair are each paid a fee of $15,000 per year and the Nominating and Governance Committee Chair is paid a fee of $6,000 per year. The chairman of the Board receives additional annual compensation of $72,000 (effective January 1, 2011, $75,000 per year).

44	Notes to Financial Statements

Russell Investment Funds

LifePoints® Funds Variable Target Portfolio Series

Notes to Financial Statements, continued — December 31, 2010

Transactions with Affiliated Companies

An affiliated company is a company in which a Fund has ownership of at least 5% of the voting securities or under common control. Transactions during the period ended December 31, 2010, with Underlying Funds which are, or were, an affiliated company are as follows:

	Market Value	Purchases Cost	Sales Cost	Realized Gain (Loss)	Income Distributions	Capital Gains Distributions

Moderate Strategy Fund
RIF Core Bond Fund	$19,627,964	$9,572,455	$11,736,014	$139,055	$1,148,029	$48,281
RIC Russell Global Credit Strategies Fund	1,089,983	1,099,077	3,661	(64)	10,308	—
RIC Russell Investment Grade Bond Fund	10,905,824	11,485,803	501,351	1,445	459,237	85,174
RIF Aggressive Equity Fund	1,088,279	677,105	918,256	14,503	5,169	—
RIF Multi-Style Equity Fund	2,723,212	1,734,108	3,133,544	(158,138)	28,338	—
RIC Russell U.S. Quantitative Equity Fund	3,267,820	1,742,346	2,634,951	(297,527)	46,290	—
RIF Non-U.S. Fund	4,907,871	2,231,075	1,263,331	(163,891)	31,360	—
RIC Russell Emerging Markets Fund	1,654,122	1,021,203	287,668	3,927	33,915	—
RIC Russell Global Equity Fund	4,359,873	3,355,677	688,350	(48,458)	25,675	—
RIF Real Estate Securities Fund	1,650,112	724,709	386,895	23,692	30,279	—
RIC Russell Commodity Strategies Fund	1,668,428	1,636,648	140,178	7,278	193,877	—
RIC Russell Global Infrastructure Fund	1,636,675	1,609,738	24,975	(408)	21,518	2,121

	$54,580,163	$36,889,944	$21,719,174	$(478,586)	$2,033,995	$135,576

Balanced Strategy Fund
RIF Core Bond Fund	$54,871,543	$23,608,111	$11,863,710	$289,200	$3,118,751	$135,153
RIF Aggressive Equity Fund	6,302,500	1,253,081	637,237	(132,220)	24,210	—
RIF Multi-Style Equity Fund	15,673,321	4,164,872	7,846,510	(1,510,904)	140,473	—
RIC Russell U.S. Quantitative Equity Fund	14,091,337	4,623,291	9,616,138	(2,001,755)	207,518	—
RIF Non-U.S. Fund	23,531,452	7,651,212	1,425,375	(245,981)	144,680	—
RIC Russell Emerging Markets Fund	6,332,859	2,632,576	302,635	(30,637)	129,762	—
RIC Russell Global Credit Strategies Fund	4,699,092	4,731,353	7,941	(26)	44,425	—
RIC Russell Global Equity Fund	15,676,767	9,878,084	468,229	(67,708)	92,247	—
RIF Real Estate Securities Fund	4,740,120	1,388,314	3,231,256	(424,120)	100,996	—
RIC Russell Commodity Strategies Fund	6,502,509	6,085,040	234,875	8,507	756,707	—
RIC Russell Global Infrastructure Fund	4,712,019	4,592,740	24,274	375	61,693	6,081

	$157,133,519	$70,608,674	$35,658,180	$(4,115,269)	$4,821,462	$141,234

Growth Strategy Fund
RIF Core Bond Fund	$13,565,168	$6,848,712	$5,772,806	$226,801	$811,814	$33,496
RIC Russell Global Credit Strategies Fund	3,615,573	3,655,208	22,029	(152)	34,262	—
RIF Aggressive Equity Fund	5,426,041	891,583	412,352	(110,557)	20,606	—
RIF Multi-Style Equity Fund	10,828,914	2,930,955	8,059,343	(1,671,208)	105,136	—
RIC Russell U.S. Quantitative Equity Fund	9,928,815	3,204,371	8,461,061	(2,056,657)	146,044	—
RIF Non-U.S. Fund	17,186,110	5,622,420	851,368	(173,118)	98,664	—
RIC Russell Emerging Markets Fund	4,568,363	1,758,114	299,254	(43,216)	94,233	—
RIC Russell Global Equity Fund	12,652,903	7,720,121	317,402	(66,882)	74,293	—
RIF Real Estate Securities Fund	3,652,377	1,040,455	2,072,097	(345,230)	73,782	—
RIC Russell Commodity Strategies Fund	5,556,615	5,198,577	189,535	5,106	645,006	—
RIC Russell Global Infrastructure Fund	3,623,231	3,524,812	11,574	(4)	47,593	4,691

	$90,604,110	$42,395,328	$26,468,821	$(4,235,117)	$2,151,433	$38,187

Notes to Financial Statements	45

Russell Investment Funds

LifePoints® Funds Variable Target Portfolio Series

Notes to Financial Statements, continued — December 31, 2010

	Market Value	Purchases Cost	Sales Cost	Realized Gain (Loss)	Income Distributions	Capital Gains Distributions

Equity Growth Strategy Fund
RIC Russell Global Credit Strategies Fund	$1,339,832	$1,393,849	$47,472	$(592)	$12,732	$—
RIF Aggressive Equity Fund	1,867,352	574,488	596,018	(95,578)	7,559	—
RIF Multi-Style Equity Fund	4,013,500	1,600,560	3,929,660	(631,235)	42,947	—
RIC Russell U.S. Quantitative Equity Fund	3,746,018	1,662,083	3,980,764	(739,199)	59,243	—
RIF Non-U.S. Fund	6,161,385	2,196,637	1,590,552	(361,259)	44,449	—
RIC Russell Emerging Markets Fund	1,893,590	1,003,589	382,699	(32,771)	38,859	—
RIC Russell Global Equity Fund	3,749,439	2,354,549	555,631	(62,257)	22,002	—
RIC Russell Real Estate Securities Fund	1,347,767	601,725	892,193	26,722	29,714	—
RIC Russell Commodity Strategies Fund	1,632,726	1,701,941	237,469	10,467	190,654	—
RIC Russell Global Infrastructure Fund	1,072,994	1,077,214	37,641	(381)	14,053	1,385

	$26,824,603	$14,166,635	$12,250,099	$(1,886,083)	$462,212	$1,385

5.	Federal Income Taxes

At December 31, 2010, the following Funds had net tax basis capital loss carryforwards which may be applied against any net realized taxable gains in each succeeding year or until their respective expiration dates, whichever occurs first. Available capital loss carryforwards and expiration dates are as follows:

Funds	12/31/2016	12/31/2017	12/31/2018	Totals

Moderate Strategy	$—	$220,758	$70,709	$291,467
Balanced Strategy	—	216,848	2,756,512	2,973,360
Growth Strategy	—	284,614	3,007,030	3,291,644
Equity Growth Strategy	11,522	285,785	1,191,125	1,461,432

At December 31, 2010, the cost of investments and net unrealized appreciation (depreciation), undistributed ordinary income and undistributed long-term capital gains for income tax purposes were as follows:

	Moderate Strategy Fund	Balanced Strategy Fund	Growth Strategy Fund	Equity Growth Strategy Fund

Cost of Investments	$52,129,915	$147,760,888	$85,376,582	$26,634,361

Unrealized Appreciation	$2,489,840	$9,387,782	$5,238,594	$190,545
Unrealized Depreciation	(39,592)	(15,151)	(11,367)	(303)

Net Unrealized Appreciation (Depreciation)	$2,450,248	$9,372,631	$5,227,227	$190,242

Components of Distributable Earnings
Undistributed Ordinary Income	$—	$—	$—	$—
Undistributed Long-Term Gains (Capital Loss Carryforward)	$(291,467)	$(2,973,360)	$(3,291,644)	$(1,461,432)

Tax Composition of Distributions
Ordinary Income	$2,054,206	$4,866,493	$2,140,115	$479,786
Long Term Capital Gains	$—	$—	$—	$—
Return of Capital	$73,643	$284,276	$131,030	$198,166

As permitted by tax regulations, the funds intend to defer a net realized capital loss incurred from November 1, 2010 to December 31 2010, and treat it as arising in the fiscal year 2011. As of December 31, 2010, the Equity Growth Strategy Fund realized a capital loss of $43,638.

6.	Fund Share Transactions (amounts in thousands)

Share transactions for the periods ended December 31, 2010 and December 31, 2009 were as follows:

	2010		2009
Moderate Strategy Fund	Shares	Dollars	Shares	Dollars

Proceeds from shares sold	2,236	$20,764	2,000	$16,613
Proceeds from reinvestment of distributions	226	2,128	153	1,198
Payments for shares redeemed	(784)	(7,242)	(684)	(5,268)

Net increase (decrease)	1,678	$15,650	1,469	$12,543

46	Notes to Financial Statements

Russell Investment Funds

LifePoints® Funds Variable Target Portfolio Series

Notes to Financial Statements, continued — December 31, 2010

6.	Fund Share Transactions (amounts in thousands) (continued)

	2010		2009

Balanced Strategy Fund	Shares	Dollars	Shares	Dollars
Proceeds from shares sold	4,844	$41,538	4,503	$33,006
Proceeds from reinvestment of distributions	586	5,151	410	2,932
Payments for shares redeemed	(861)	(7,310)	(1,007)	(6,615)

Net increase (decrease)	4,569	$39,379	3,906	$29,323

	2010		2009
Growth Strategy Fund	Shares	Dollars	Shares	Dollars

Proceeds from shares sold	2,715	$21,639	2,492	$16,740
Proceeds from reinvestment of distributions	274	2,271	212	1,370
Payments for shares redeemed	(454)	(3,600)	(359)	(2,323)

Net increase (decrease)	2,535	$20,310	2,345	$15,787

	2010		2009
Equity Growth Strategy Fund	Shares	Dollars	Shares	Dollars

Proceeds from shares sold	1,155	$8,348	1,048	$6,208
Proceeds from reinvestment of distributions	89	678	59	306
Payments for shares redeemed	(689)	(4,984)	(563)	(3,257)

Net increase (decrease)	555	$4,042	544	$3,257

7.	Interfund Lending Program

The Funds have been granted permission from the Securities and Exchange Commission to participate in a joint lending and borrowing facility (the “Credit Facility”). Portfolios of the Funds may borrow money from each other for temporary purposes. All such borrowing and lending will be subject to a participating Fund’s fundamental investment limitations. Typically, Funds will borrow from the RIC Funds. The RIC lending Fund will lend through the program only when the returns are higher than those available from an investment in repurchase agreements or short-term reserves and the portfolio manager determines it is in the best interest of the RIC lending Fund. The Funds will borrow through the program only when the costs are equal to or lower than the cost of bank loans. Interfund loans and borrowings normally extend overnight, but can have a maximum duration of seven days. Loans may be called on one business day’s notice. A participating Fund may have to borrow from a bank at a higher interest rate if an interfund loan is called or not renewed. Any delay in repayment to the RIC lending Fund could result in a lost investment opportunity or additional borrowing costs. For the period ended December 31, 2010, the Funds did not borrow through the interfund lending program.

8.	Record Ownership

As of December 31, 2010, the following table includes shareholders of record with greater than 10% of the total outstanding shares of each respective Fund. The Northwestern Mutual Life Insurance Company accounts were the largest shareholders in each Fund.

	# of Shareholders	%

Moderate Strategy Fund	1	98.5
Balanced Strategy Fund	1	98.0
Growth Strategy Fund	1	97.7
Equity Growth Strategy Fund	1	97.8

9.	Subsequent Events

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustments of the financial statements or additional disclosures.

Notes to Financial Statements	47

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders

of Russell Investment Funds

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations, of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Moderate Strategy Fund, Balanced Strategy Fund, Growth Strategy Fund, and Equity Growth Strategy Fund (four of the portfolios constituting the Russell Investment Funds, hereafter referred to as the “Funds”) at December 31, 2010, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2010 by correspondence with the transfer agent, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Seattle, Washington

February 15, 2011

48	Report of Independent Registered Public Accounting Firm

Russell Investment Funds

LifePoints® Funds Variable Target Portfolio Series

Tax Information — December 31, 2010 (Unaudited)

For the tax year ended December 31, 2010, the Funds hereby designate 100% or the maximum amount allowable, of its net taxable income as qualified dividends taxed at individual net capital gain rates.

The Form 1099 you receive in January 2011 will show the tax status of all distributions paid to your account in calendar year 2010.

The Funds designate dividends distributed during the fiscal year as qualifying for the dividends received deduction for corporate shareholders as follows:

Moderate Strategy	4.9%
Balanced Strategy	8.9%
Growth Strategy	15.0%
Equity Growth Strategy	19.4%

Tax Information	49

Russell Investment Funds

LifePoints® Variable Target Portfolio Series

Basis for Approval of Investment Advisory Contracts

Approval of Investment Advisory Agreement

The Board of Trustees, including all of the Independent Trustees, last considered and approved the continuation of the advisory agreement with RIMCo (the “RIMCo Agreement”) and the portfolio management contract (collectively, the “portfolio management contracts”) with each Money Manager of the funds in which the Funds invest (the “Underlying Funds”) at a meeting held in person on April 20, 2010 (the “Agreement Evaluation Meeting”). During the course of a year, the Trustees receive a wide variety of materials regarding the investment performance of the Funds, sales and redemptions of the Funds’ and Underlying Funds’ shares, management of the Funds and the Underlying Funds by RIMCo and compliance with applicable regulatory requirements. In preparation for the annual review, the Independent Trustees, with the advice and assistance of their independent counsel, also requested and the Board considered (1) information, reports and analyses prepared by RIMCo relating to the services provided by RIMCo (and its affiliates) to the Funds and the Underlying Funds; and (2) information (the “Third-Party Information”) received from an independent, nationally recognized provider of investment company information comparing the performance of each of the Funds and the Underlying Funds and their respective operating expenses over various periods of time with other peer funds not managed by RIMCo believed by the provider to be generally comparable in investment objectives to the Funds and the Underlying Funds. In the case of each Fund, its other peer funds are collectively hereinafter referred to as the Fund’s “Comparable Funds,” and, with the Fund, such Comparable Funds are collectively hereinafter referred to as the “Performance Universe” in the case of performance comparisons and the Fund’s “Expense Universe” in the case of operating expense comparisons. In the case of certain Funds, the Third-Party Information reflected changes in the Comparable Funds requested by RIMCo, which changes were noted in the Third-Party Information. The foregoing information requested by the Trustees or provided by RIMCo is collectively called the “Agreement Evaluation Information.” The Trustees’ evaluations also reflected the knowledge and familiarity gained as Board members of the Funds and other funds in the same complex with respect to services provided by RIMCo, RIMCo’s affiliates and each Money Manager. The Trustees received a memorandum from counsel to the Funds and Underlying Funds discussing the legal standards for their consideration of the continuations of the RIMCo Agreement and the portfolio management contracts and the Independent Trustees separately received a memorandum regarding their responsibilities from their independent counsel.

On April 13, 2010, the Independent Trustees in preparation for the Agreement Evaluation Meeting met by conference telephone call to review Agreement Evaluation Information received to that date in a private session with their independent counsel at which no representatives of RIMCo or the Funds’ management were present and, on the basis of that review, requested additional Agreement Evaluation Information. At the Agreement Evaluation Meeting, the Board, including the Independent Trustees, reviewed the proposed continuance of the RIMCo Agreement and the portfolio management contracts with management, counsel to the Funds and Underlying Funds and independent counsel to the Independent Trustees. Presentations made by RIMCo to the Board as part of this review encompassed the Funds and all other RIMCo-managed funds for which the Board has supervisory responsibility. Following this review, but prior to voting, the Independent Trustees again met in executive session with their independent counsel to consider additional Agreement Evaluation Information received from RIMCo and management at the Agreement Evaluation Meeting. The discussion below reflects all of these reviews.

In evaluating the portfolio management contracts, the Board considered that the Underlying Funds, in employing a manager-of-managers method of investment, operate in a manner that is distinctly different from most other investment companies. In the case of most other investment companies, an advisory fee is paid by the investment company to its adviser which in turn employs and compensates individual portfolio managers to make specific securities selections consistent with the adviser’s style and investment philosophy. RIMCo has engaged multiple unaffiliated Money Managers for all Underlying Funds.

The Board considered that RIMCo (rather than any Money Manager) is responsible under the RIMCo Agreement for allocating assets of each Fund among its Underlying Funds and for determining, implementing and maintaining the investment program for each Underlying Fund. The assets of each Fund are invested in different combinations of the Underlying Funds pursuant to target asset allocations set by RIMCo. RIMCo may modify the target asset allocation for any Fund and/or the Underlying Funds in which the Funds invest. Assets of each Underlying Fund generally have been allocated among the multiple Money Managers selected by RIMCo, subject to Board approval, for that Underlying Fund. RIMCo manages directly a portion of certain Underlying Funds’ assets employing a “select holdings strategy,” as described below, and directly manages the investment of each Underlying Fund’s cash reserves. RIMCo also may manage directly any portion of each Underlying Fund’s assets that RIMCo determines not to allocate to the Money Managers and portions of an Underlying Fund during transitions between Money Managers. In all cases, assets are managed directly by RIMCo pursuant to authority provided by the RIMCo Agreement.

RIMCo is responsible for selecting, subject to Board approval, Money Managers for each Underlying Fund and for actively managing allocations and reallocations of its assets among the Money Managers. The Board has been advised that RIMCo’s goal is to construct and manage diversified portfolios in a risk-aware manner. Each Money Manager for an Underlying Fund in effect performs the function of an individual portfolio manager who is responsible for selecting portfolio securities for the portion of the Underlying Fund assigned to it by RIMCo (each, a “segment”) in accordance with the Underlying Fund’s applicable investment objective, policies and

50	Basis for Approval of Investment Advisory Contracts

Russell Investment Funds

LifePoints® Variable Target Portfolio Series

Basis for Approval of Investment Advisory Contracts, continued

restrictions, any constraints placed by RIMCo upon their selection of portfolio securities and the Money Manager’s specified role in an Underlying Fund. RIMCo is responsible for communicating performance expectations to each Money Manager; supervising compliance by each Money Manager with each Underlying Fund’s investment objective and policies; authorizing Money Managers to engage in certain investment strategies for an Underlying Fund; and recommending annually to the Board whether portfolio management contracts should be renewed, modified or terminated. In addition to its annual recommendation as to the renewal, modification or termination of portfolio management contracts, RIMCo is responsible for recommending to the Board additions of new Money Managers or replacements of existing Money Managers at any time when, based on RIMCo’s research and ongoing review and analysis, such actions are appropriate. RIMCo may impose specific investment constraints from time to time for each Money Manager intended to capitalize on the strengths of that Money Manager or to coordinate the investment activities of Money Managers for an Underlying Fund in a complementary manner. Therefore, the performance of individual Money Managers for an Underlying Fund may reflect the roles assigned to them by RIMCo in the Underlying Fund’s investment activities and any constraints placed by RIMCo upon their selection of portfolio securities. In light of the foregoing, the overall performance of each Underlying Fund over appropriate periods reflects, in great part, the performance of RIMCo in designing the Underlying Fund’s investment program, structuring an Underlying Fund, selecting an effective Money Manager with a particular investment style or sub-style for a segment that is complementary to the styles of the Money Managers of other Underlying Fund segments, and allocating assets among the Money Managers in a manner designed to achieve the objectives of the Underlying Fund.

The Board considered that the prospectuses for the Funds and the Underlying Funds and other public disclosures emphasize to investors RIMCo’s role as the principal investment manager for each Underlying Fund, rather than the investment selection role of the Underlying Funds’ Money Managers, and describe the manner in which the Funds or Underlying Funds operate so that investors may take that information into account when deciding to purchase shares of any Fund. The Board further considered that Fund investors in pursuing their investment goals and objectives likely purchased their shares on the basis of this information and RIMCo’s reputation and performance record in managing the Underlying Funds’ manager-of-managers structure.

The Board also considered the demands and complexity of managing the Underlying Funds pursuant to the manager-of-managers structure, the special expertise of RIMCo with respect to the manager-of-managers structure of the Underlying Funds and the likelihood that, at the current expense ratio of each Underlying Fund, there would be no acceptable alternative investment managers to replace RIMCo on comparable terms given the need to continue the manager-of-managers strategy of such Underlying Fund selected by shareholders in purchasing their shares of a Fund or Underlying Fund.

In addition to these general factors relating to the manager-of-managers structure of the Underlying Funds, the Trustees considered, with respect to each Fund and Underlying Fund, various specific factors in evaluating renewal of the RIMCo Agreement, including the following:

1.	The nature, scope and overall quality of the investment management and other services provided, and expected to be provided, to the Fund or the Underlying Fund by RIMCo;

2.	The advisory fee paid by the Fund or the Underlying Fund to RIMCo (the “Advisory Fee”) and the fact that it encompasses all investment advisory fees paid by the Fund or Underlying Fund, including the fees for any Money Managers of such Underlying Fund;

3.	Information provided by RIMCo as to other fees and benefits received by RIMCo or its affiliates from the Fund or Underlying Fund, including any administrative, transfer agent or cash management fees and fees received for management of securities lending cash collateral, soft dollar arrangements and commissions in connection with portfolio securities transactions;

4.	Information provided by RIMCo as to expenses incurred by the Fund or the Underlying Fund; and

5.	Information provided by RIMCo as to the profits that RIMCo derives from its mutual fund operations generally and from the Fund or Underlying Fund.

In evaluating the nature, scope and overall quality of the investment management and other services provided and which are expected to be provided to the Funds, including Fund portfolio management services, the Board inquired as to the possible impact on the Funds’ operations of significant changes in RIMCo’s senior management and other personnel providing services to the Funds during 2009 and 2010 to the date of the Agreement Evaluation Meeting and a planned relocation of the Russell organization’s headquarters by the end of 2010. At the Agreement Evaluation Meeting, senior representatives of RIMCo discussed these changes with the Board and assured the Board that while these changes likely would have a near term impact because of increased demands upon continuing personnel, steps were being taken to avoid any long-term diminution in the nature, scope or quality of the services provided to the Funds or Underlying Funds. The Board also discussed the possible impact of such changes on the compliance programs of the Funds and RIMCo and received assurances from senior representatives of the Russell organization that such changes would not result in any long-term diminution in the scope and quality of the Funds’ compliance programs.

Basis for Approval of Investment Advisory Contracts	51

Russell Investment Funds

LifePoints® Variable Target Portfolio Series

Basis for Approval of Investment Advisory Contracts, continued

As noted above, RIMCo, pursuant to the terms of the RIMCo Agreement, directly manages a portion—up to 10%—of the assets of each of the RIF Multi-Style Equity Fund and the Russell Investment Company Russell U.S. Quantitative Equity Fund (each a “Participating Underlying Fund”) during the past year, utilizing a select holdings strategy, the actual allocation being determined by each Participating Underlying Fund’s RIMCo portfolio manager. The select holdings strategy utilized by RIMCo in managing such assets for a Participating Underlying Fund is designed to increase the Participating Underlying Fund’s exposure to stocks that are viewed as attractive by multiple Money Managers of that Participating Underlying Fund. The Board reviewed the results of the select holdings strategy in respect of each Participating Underlying Fund during the past year. With respect to each Participating Underlying Fund, the Trustees considered that RIMCo is not required to pay investment advisory fees to a Money Manager with respect to assets for which the select holdings strategy is utilized and that the profits derived by RIMCo generally and from the Participating Underlying Fund consequently may increase incrementally. The Board, however, also considered RIMCo’s advice that it pays certain Money Managers additional fees for providing information and other services in connection with the select holdings strategy and incurs additional costs in carrying out the select holdings strategy, the limited amount of assets that are managed directly by RIMCo pursuant to the select holdings strategy, and the fact that the aggregate investment advisory fees paid by the Participating Underlying Fund are not increased as a result of the select holdings strategy.

In evaluating the reasonableness of the Funds’ and Underlying Funds’ Advisory Fees in light of Fund and Underlying Fund performance, the Board considered that, in the Agreement Evaluation Information and at past meetings, RIMCo noted differences between the investment strategies of certain Underlying Funds and their respective Comparable Funds in pursuing their investment objectives, including fund strategies which seek to achieve a lower tracking error (i.e., the difference, whether positive or negative, between the return of a fund and its benchmark) and resulting lower return volatility than their Comparable Funds. According to RIMCo, these strategies may be expected to result, and for certain Underlying Funds during the periods covered by the Third-Party Information did result, in lower performance of the Underlying Funds than that of some of their respective Comparable Funds. According to RIMCo, the strategies pursued by the Underlying Funds, among other things, are intended to result in less volatile, more moderate returns relative to each Underlying Fund’s performance benchmark rather than more volatile, more extreme returns that its Comparable Funds may experience over time, although Fund results in 2008 and early 2009 generally did not reflect uniform success in achieving lesser volatility.

With respect to the Fund’s Advisory Fees, the Third-Party Information showed that the Advisory Fee for each Fund on a contractual basis was ranked in the fourth quintile of its Expense Universe but was ranked in the first quintile of its Expense Universe on an actual basis (i.e., giving effect to any voluntary fee waivers implemented by RIMCo and the advisors to such Fund’s Comparable Funds). The comparisons were based upon the latest fiscal year for the Expense Universe Funds. In assessing the Funds’ Advisory Fees, the Board focused on actual Advisory Fees.

In discussing the Advisory Fees for the Underlying Funds generally, RIMCo noted, among other things, that its Advisory Fees for Underlying Funds encompass services that may not be provided by investment advisers to the Underlying Funds’ Comparable Funds, such as cash equitization and management of portfolio transition costs when Money Managers are added, terminated or replaced. RIMCo also observed that its “margins” in providing investment advisory services to the Underlying Funds tend to be lower than competitors’ margins because of the demands and complexities of managing the Underlying Funds’ manager-of-managers structure, including RIMCo’s payment of a significant portion of the Underlying Funds’ Advisory Fees to their Money Managers.

The Board considered for each Fund and Underlying Fund whether economies of scale have been realized and whether the Advisory Fees for such Fund or Underlying Fund appropriately reflect or should be revised to reflect any such economies. The Board noted that, generally, there was a reduction in the assets of the Funds and Underlying Funds as a result of market declines and related investor redemptions in 2008 and that Fund asset levels have not rebounded completely from those levels. In the case of certain Funds and Underlying Funds, asset levels have continued to decline since 2008. The Board, therefore, determined that, after giving effect to any applicable fee or expense caps, waivers or reimbursements, the Advisory Fee for each Fund or Underlying Fund appropriately reflected any economies of scale realized by that Fund, based upon net asset flows since 2008 and such factors as the variability of Money Manager investment advisory fees and other factors associated with the manager-of-managers structure employed by the Underlying Funds.

The Board considered, as a general matter, that fees payable to RIMCo by institutional clients with investment objectives similar to those of the Funds and other funds under the Board’s supervision, including the Underlying Funds, are lower, and, in some cases, may be substantially lower, than the rates paid by the funds supervised by the Board, including the Funds and Underlying Funds. The Trustees considered the differences in the nature and scope of services RIMCo provides to institutional clients and the funds under its supervision, including the Funds and Underlying Funds. RIMCo, as it has in the past, noted, among other things, that institutional clients have fewer administrative needs than the Funds. RIMCo also observed that since the Funds must constantly issue and redeem their shares, they are more difficult to manage than institutional accounts, where assets are relatively stable. In addition, RIMCo noted that the Funds and Underlying Funds are subject to heightened regulatory requirements relative to

52	Basis for Approval of Investment Advisory Contracts

Russell Investment Funds

LifePoints® Variable Target Portfolio Series

Basis for Approval of Investment Advisory Contracts, continued

institutional clients. The Board noted that RIMCo provides office space and facilities to the Funds and Underlying Funds and all of the Funds’ and Underlying Funds’ officers. Accordingly, the Trustees concluded that the services provided to the Funds and Underlying Funds are sufficiently different from the services provided to the institutional clients that comparisons are not probative and should not be given significant weight.

On the basis of the Agreement Evaluation Information, and other information previously received by the Board from RIMCo during the course of the current year or prior years, or presented at or in connection with the Meeting by RIMCo, the Board, in respect of each Fund and Underlying Fund, found, after giving effect to any applicable waivers and/or reimbursements and considering differences in the composition and investment strategies of their respective Comparable Funds (1) the Advisory Fee charged by RIMCo was reasonable in light of the nature, scope and overall quality of the investment management and other services provided, and expected to be provided, to the Funds or Underlying Funds; (2) the relative expense ratio of each Fund and Underlying Fund was comparable to those of its Comparable Funds; (3) RIMCo’s methodology of allocating expenses of operating funds in the complex was reasonable; (4) other benefits and fees received by RIMCo or its affiliates from the Funds or Underlying Funds were not excessive; and (5) RIMCo’s profitability with respect to the Funds and each Underlying Fund was not excessive in light of the nature, scope and overall quality of the investment management and other services provided by RIMCo.

In evaluating the performance of the Funds and Underlying Funds generally relative to their Comparable Funds, the Board, in addition to factors discussed above, also considered RIMCo’s advice that many of the Underlying Funds’ Comparable Funds do not “equitize” their cash (i.e., cash awaiting investment or disbursement to satisfy redemptions or other fund obligations) and may hold large positions uninvested in their investment portfolios. By contrast, the Underlying Funds usually follow a strategy of equitizing their cash and fully investing their assets in pursuit of their investment objectives (the Underlying Funds’ strategy of equitizing cash and fully investing their assets is hereinafter referred to as their “full investment strategy”). RIMCo noted that the Underlying Funds’ full investment strategy generally will detract from their relative performance, and therefore the relative performance of the Funds, in a declining market, such as 2008, but may enhance relative performance in a rising market, such as 2009.

The Board further concluded that, under the circumstances, the performance of each of the Funds was consistent with continuation of the RIMCo Agreement. In evaluating performance, the Board considered each Fund’s and Underlying Fund’s absolute performance and such Fund’s performance relative to appropriate benchmarks and indices in addition to its performance relative to its Comparable Funds. In assessing performance relative to their Comparable Funds or benchmarks or in absolute terms, the Board also considered RIMCo’s stated investment strategy of managing the Underlying Funds in a risk-aware manner and the extraordinary capital market conditions during 2008. The Board noted that each of the Funds had been in existence for less than three years.

After considering the foregoing and other relevant factors and given the limited performance record of the Funds, the Board concluded for the reasons discussed herein that continuation of the RIMCo Agreement on its current terms and conditions would be in the best interests of each Fund and its shareholders and voted to approve the continuation of the RIMCo Agreement.

At the Agreement Evaluation Meeting, with respect to the evaluation of the terms of portfolio management contracts with Money Managers for the Underlying Funds, the Board received and considered information from RIMCo reporting, among other things, for each Money Manager, the Money Manager’s performance over various periods; RIMCo’s assessment of the performance of each Money Manager; any significant business relationships between the Money Manager and RIMCo or Russell Financial Services, Inc., the Funds’ and Underlying Funds’ underwriter; and RIMCo’s recommendation to retain the Money Manager at the current fee rate, to retain the Money Manager at a reduced fee rate or to terminate the Money Manager. The Board received reports during the course of the year from the Funds’ Chief Compliance Officer regarding each Money Manager’s compliance program. RIMCo recommended that each Money Manager be retained at its current fee rate. RIMCo has advised the Board that it does not regard Money Manager profitability as relevant to its evaluation of the portfolio management contracts with Money Managers because the willingness of Money Managers to serve in such capacity depends upon arm’s-length negotiations with RIMCo; RIMCo is aware of the fees charged by Money Managers to other clients; and RIMCo believes that the fees agreed upon with Money Managers are reasonable in light of the anticipated quality of investment advisory services to be rendered. The Board accepted RIMCo’s explanation in light of the Board’s findings as to the reasonableness of the Advisory Fee paid by each Fund and Underlying Fund and the fact that each Money Manager’s fee is paid by RIMCo.

Based substantially upon RIMCo’s recommendations, together with the Agreement Evaluation Information, the Board concluded that the fees paid to the Money Managers of each Underlying Fund are reasonable in light of the quality of the investment advisory services provided and that continuation of the portfolio management contract with each Money Manager of each Underlying Fund would be in the best interests of such Underlying Fund and its shareholders.

In their deliberations, the Trustees did not identify any particular information as to the RIMCo Agreement or, other than RIMCo’s recommendation, the portfolio management contract with any Money Manager for an Underlying Fund that was all-important or

Basis for Approval of Investment Advisory Contracts	53

Russell Investment Funds

LifePoints® Variable Target Portfolio Series

Basis for Approval of Investment Advisory Contracts, continued

controlling and each Trustee attributed different weights to the various factors considered. The Trustees evaluated all information available to them on a Fund-by-Fund basis and their determinations were made in respect of each Fund and Underlying Fund.

Subsequently, the Board of Trustees received the following proposals from RIMCo: (1) at a meeting held on May 24, 2010, to a effect money manager change for the Real Estate Securities Fund and the Russell Investment Company Russell U.S. Quantitative Equity Fund; (2) at a meeting held on August 31, 2010, to effect a money manager change for the Russell Investment Company Russell Global Equity Fund; at that same meeting, to effect a money manager change for the Russell Investment Company Russell Global Equity Fund resulting from a change of control of one of the Fund’s Money Managers; (3) at a meeting held on October 6, 2010, to effect a money manager change for the Russell Investment Company Russell Global Credit Strategies Fund; and (4) at a meeting held on December 7, 2010, to effect a money manager change for the Russell Investment Company Russell Global Equity Fund; at that same meeting, to effect a money manager change for the Russell Investment Company Russell Global Equity Fund resulting from a change of control of one of the Fund’s Money Managers, to effect a money manager change for the Russell Investment Company Russell Emerging Markets Fund resulting from a change of control of one of the Fund’s Money Managers and to effect a money manager change for the Russell Investment Company Russell Global Infrastructure Fund resulting from a change of control of one of the Fund’s Money Managers. In the case of each such proposed change, the Trustees approved the terms of the proposed portfolio management contract based substantially upon RIMCo’s recommendation to hire the Money Manager at the proposed fee rate; any significant business relationships between the Money Manager and RIMCo or Russell Financial Services, Inc. the Fund’s underwriter; RIMCo’s explanation as to the lack of relevance of profitability to the evaluation of portfolio management contracts with money managers because the willingness of Money Managers to serve in such capacity depends upon arm’s-length negotiations with RIMCo; RIMCo’s awareness of the fees charged by the Money Manager to other clients; and RIMCo’s belief that the proposed investment advisory fees would be reasonable in light of the anticipated quality of investment advisory services to be rendered. The Trustees also considered their findings at their April 20, 2010 meeting as to the reasonableness of the aggregate investment advisory fees paid by the Fund, and the fact that the aggregate investment advisory fees paid by the Fund would not increase as a result of the implementation of the proposed money manager change because the money managers’ investment advisory fee is paid by RIMCo.

54	Basis for Approval of Investment Advisory Contracts

Russell Investment Funds

LifePoints® Funds Variable Target Portfolio Series

Shareholder Requests for Additional Information — December 31, 2010 (Unaudited)

A complete unaudited schedule of investments is made available generally no later than 60 days after the end of the first and third quarters of each year. These reports are available (i) free of charge, upon request, by calling the Funds at (800) 787-7354, (ii) on the Securities and Exchange Commission’s website at www.sec.gov, and (iii) at the Securities and Exchange Commission’s public reference room.

The Board has delegated to RIMCo, as RIF’s investment adviser, the primary responsibility for monitoring, evaluating and voting proxies solicited by or with respect to issuers of securities in which assets of the Underlying Funds may be invested. RIMCo has established a proxy voting committee (“Committee”) and has adopted written proxy voting policies and procedures (“P&P”) and proxy voting guidelines (“Guidelines”). The Funds maintain a Portfolio Holdings Disclosure Policy that governs the timing and circumstances of disclosure to shareholders and third parties of information regarding the portfolio investments held by the Funds. A description of the P&P, Guidelines, Portfolio Holdings Disclosure Policy and additional information about Fund Trustees are contained in the Funds’ Statement of Additional Information (“SAI”). The SAI is available (i) free of charge, upon request, by calling the Funds at (800) 787-7354, and (ii) on the Securities and Exchange Commission’s website at www.sec.gov.

If possible, depending on contract owner registration and address information, and unless you have otherwise opted out, only one copy of the RIF prospectus and each annual and semi-annual report will be sent to contract owners at the same address. If you would like to receive a separate copy of these documents, please contact your Insurance Company. If you currently receive multiple copies of the prospectus, annual report and semi-annual report and would like to request to receive a single copy of these documents in the future, please call your Insurance Company.

Some Insurance Companies may offer electronic delivery of the Funds’ prospectuses and annual and semiannual reports. Please contact your Insurance Company for further details.

Shareholder Requests for Additional Information	55

Russell Investment Funds

LifePoints® Funds Variable Target Portfolio Series

Disclosure of Information about Fund Trustees and Officers — December 31, 2010 (Unaudited)

The following tables provide information for each officer and Trustee of the Russell Fund Complex. The Russell Fund Complex consists of RIC, which has 41 funds, and RIF, which has nine funds. Each of the Trustees is a Trustee of both RIC and RIF. The first table provides information for the interested Trustee. The second table provides information for the independent Trustees. The third table provides information for the Trustees emeritus. The fourth table provides information for the officers.

Name, Age, Address	Position(s) Held with Fund and Length of Time Served	Term of Office*	Principal Occupation(s) During the Past 5 Years	No. of Portfolios in Russell Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
INTERESTED TRUSTEE
# Sandra Cavanaugh Born May 10, 1954 1301 Second Avenue Seattle, Washington 98101	President and Chief Executive Officer since 2010 Trustee since 2010	Appointed until successor is duly elected and qualified Until successor is chosen and qualified by Trustees	• President and CEO RIC and RIF • Chairman of the Board, President and CEO, Russell Financial Services, Inc. • Chairman of the Board, President and CEO, Russell Fund Services Company (“RFSC”) • Chairman of the Board and President, Russell Insurance Agency, Inc. (insurance agency (“RIA”)) • May 2009 to December 2009, Executive Vice President, Retail Channel, SunTrust Bank • 2007 to January 2009, Senior Vice President, National Sales — Retail Distribution, JPMorgan Chase/Washington Mutual, Inc. • 1997 to 2007, President — WM Funds Distributor & Shareholder Services/WM Financial Services	50	None
#	Ms. Cavanaugh is also an officer and/or director of one or more affiliates of RIC and RIF and is therefore an Interested Trustee.
*	Each Trustee is subject to mandatory retirement at age 72.

56	Disclosure of Information about Fund Trustees and Officers

Russell Investment Funds

LifePoints® Funds Variable Target Portfolio Series

Disclosure of Information about Fund Trustees and Officers, continued — December 31, 2010 (Unaudited)

Name, Age, Address	Position(s) Held with Fund and Length of Time Served	Term of Office*	Principal Occupation(s) During the Past 5 Years	No. of Portfolios in Russell Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
INDEPENDENT TRUSTEES
Thaddas L. Alston Born April 7, 1945 1301 Second Avenue Seattle, Washington 98101	Trustee since 2006 Chairman of the Investment Committee since 2010	Appointed until successor is duly elected and qualified Appointed until successor is duly elected and qualified	• Senior Vice President, Larco Investments, Ltd. (real estate firm)	50	None

Kristianne Blake, Born January 22, 1954 1301 Second Avenue Seattle, Washington 98101	Trustee since 2000 Chairman since 2005	Appointed until successor is duly elected and qualified Annual	• Director and Chairman of the Audit Committee, Avista Corp. • Trustee and Chairman of the Operations Committee, Principal Investor Funds and Principal Variable Contracts Funds • Regent, University of Washington • President, Kristianne Gates Blake, P.S. (accounting services) • February 2002 to June 2005, Chairman of the Audit Committee, RIC and RIF • Trustee and Chairman of the Operations and Distribution Committee, WM Group of Funds, 1999–2006	50	• Director, Avista Corp (electric utilities) • Trustee, Principal Investor Funds (investment company); • Trustee, Principal Variable Contracts Funds (investment company)

Daniel P. Connealy Born June 6, 1946 1301 Second Avenue Seattle, Washington 98101	Trustee since 2003 Chairman of the Audit Committee since 2005	Appointed until successor is duly elected and qualified Appointed until successor is duly elected and qualified	• June 2004 to present, Senior Vice President and Chief Financial Officer, Waddell & Reed Financial, Inc.	50	None

Jonathan Fine, Born July 8, 1954 1301 Second Avenue Seattle, Washington 98101	Trustee since 2004	Appointed until successor is duly elected and qualified	• President and Chief Executive Officer, United Way of King County, WA	50	None

Raymond P. Tennison, Jr. Born December 21, 1955 1301 Second Avenue Seattle, Washington 98101	Trustee since 2000 Chairman of the Nominating and Governance Committee since 2007	Appointed until successor is duly elected and qualified Appointed until successor is duly elected and qualified	• Vice Chairman, Simpson Investment Company • Until April 2009, President, Simpson Investment Company and several additional subsidiary companies, including Simpson Timber Company, Simpson Paper Company and Simpson Tacoma Kraft Company	50	None

Disclosure of Information about Fund Trustees and Officers	57

Russell Investment Funds

LifePoints® Funds Variable Target Portfolio Series

Disclosure of Information about Fund Trustees and Officers, continued — December 31, 2010 (Unaudited)

Name, Age, Address	Position(s) Held with Fund and Length of Time Served	Term of Office*	Principal Occupation(s) During the Past 5 Years	No. of Portfolios in Russell Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
INDEPENDENT TRUSTEES (continued)
Jack R. Thompson, Born March 21, 1949 1301 Second Avenue Seattle, Washington 98101	Trustee since 2005	Appointed until successor is duly elected and qualified	• September 2003 to September 2009, Independent Board Chair and Chairman of the Audit Committee, Sparx Asia Funds • September 2007 to present, Director, Board Chairman and Chairman of the Audit Committee, LifeVantage Corporation (health products company)	50	• Director, Board Chairman and Chairman of the Audit Committee, LifeVantage Corporation (health products company)

Julie W. Weston, Born October 2, 1943 1301 Second Avenue Seattle, Washington 98101	Trustee since 2002	Appointed until successor is duly elected and qualified Appointed until successor is duly elected and qualified	Retired	50	None

*	Each Trustee is subject to mandatory retirement at age 72.

58	Disclosure of Information about Fund Trustees and Officers

Russell Investment Funds

LifePoints® Funds Variable Target Portfolio Series

Disclosure of Information about Fund Trustees and Officers, continued — December 31, 2010 (Unaudited)

Name, Age, Address	Position(s) Held with Fund and Length of Time Served	Term of Office	Principal Occupation(s) During the Past 5 Years	No. of Portfolios in Russell Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
TRUSTEES EMERITUS
* George F. Russell, Jr., Born July 3, 1932 1301 Second Avenue Seattle, Washington 98101	Trustee Emeritus and Chairman Emeritus since 1999	Until resignation or removal	• Director Emeritus, Frank Russell Company (investment consultant to institutional investors (“FRC”)) and RIMCo • Chairman Emeritus, RIC and RIF; Russell Implementation Services Inc. (broker-dealer and investment adviser (“RIS”)); Russell 20-20 Association (non-profit corporation); and Russell Trust Company (non-depository trust company (“RTC”)) • Chairman, Sunshine Management Services, LLC (investment adviser)	50	None

Paul E. Anderson, Born October 15, 1931 1301 Second Avenue Seattle, Washington 98101	Trustee Emeritus since 2007	Five year term	• President, Anderson Management Group LLC (private investments consulting) • Trustee, RIC and RIF until 2006 • February 2002 to June 2005, Lead Trustee, RIC and RIF • Chairman of the Nominating and Governance Committee, 2006	50	None

Lee C. Gingrich, Born October 6, 1930 1301 Second Avenue Seattle, Washington 98101	Trustee Emeritus since 2006	Five year term	• Retired since 1995 • Trustee of RIC and RIF until 2005 • Chairman of the Nominating and Governance Committee 2001–2005	50	None

*	Mr. Russell is also a director emeritus of one or more affiliates of RIC and RIF.

Disclosure of Information about Fund Trustees and Officers	59

Russell Investment Funds

LifePoints® Funds Variable Target Portfolio Series

Disclosure of Information about Fund Trustees and Officers, continued — December 31, 2010 (Unaudited)

Name, Age, Address	Position(s) Held with Fund and Length of Time Served	Term of Office	Principal Occupation(s) During the Past 5 Years
OFFICERS
Cheryl Wichers Born December 16, 1966 1301 Second Avenue Seattle, Washington 98101	Chief Compliance Officer since 2005	Until removed by Independent Trustees	• Chief Compliance Officer, RIC • Chief Compliance Officer, RIF • Chief Compliance Officer, RIMCo • Chief Compliance Officer, RFSC • April 2002–May 2005, Manager, Global Regulatory Policy

Sandra Cavanaugh Born May 10, 1954 1301 Second Avenue Seattle, Washington 98101	President and Chief Executive Officer since 2010	Appointed until successor is duly elected and qualified

• President and CEO, RIC and RIF

• Chairman of the Board, President and CEO, Russell Financial Services, Inc.

• Chairman of the Board, President and CEO, RFSC

• Chairman of the Board and President, Russell Insurance Agency, Inc. (insurance agency (“RIA”))

• May 2009 to December 2009, Executive Vice President, Retail Channel, SunTrust Bank

• 2007 to January 2009, Senior Vice President, National Sales — Retail Distribution, JPMorgan Chase/Washington Mutual, Inc.

• 1997 to 2007, President — WM Funds Distributor & Shareholder Services/WM Financial Services

Mark E. Swanson, Born November 26, 1963 1301 Second Avenue Seattle, Washington 98101	Treasurer and Chief Accounting Officer, Chief Financial Officer since 1998	Until successor is chosen and qualified by Trustees

• Treasurer, Chief Accounting Officer and CFO, RIC and RIF

• Director, Funds Administration, RIMCo, RFSC, RTC and Russell Financial Services, Inc.

• Treasurer and Principal Accounting Officer, SSgA Funds

Peter Gunning, Born February 22, 1967 1301 Second Avenue Seattle, Washington 98101	Chief Investment Officer since 2008	Until removed by Trustees	• Chief Investment Officer, RIC and RIF • Director, RIMCo and FRC • 1996 to 2008 Chief Investment Officer, Russell, Asia Pacific

Mary Beth Rhoden Born April 25, 1969 1301 Second Avenue Seattle, Washington 98101	Secretary since 2010	Until successor is chosen and qualified by Trustees	• 1999 to 2010 Assistant Secretary, RIC and RIF • Associate General Counsel, FRC • Secretary, RIMCo, RFSC and Russell Financial Services, Inc. • Secretary and Chief Legal Counsel, RIC and RIF

60	Disclosure of Information about Fund Trustees and Officers

Russell Investment Funds

LifePoints® Funds Variable Target Portfolio Series

1301 Second Avenue, Seattle, Washington 98101

(800) 787-7354

Interested Trustee

Sandra Cavanaugh

Independent Trustees

Thaddas L. Alston

Kristianne Blake

Daniel P. Connealy

Jonathan Fine

Raymond P. Tennison, Jr.

Jack R. Thompson

Julie W. Weston

Trustees Emeritus

George F. Russell, Jr.

Paul E. Anderson

Lee C. Gingrich

Officers

Sandra Cavanaugh, President and Chief Executive Officer

Cheryl Wichers, Chief Compliance Officer

Peter Gunning, Chief Investment Officer

Mark E. Swanson, Treasurer and Chief Accounting Officer

Mary Beth Rhoden, Secretary

Adviser

Russell Investment Management Company

1301 Second Avenue

Seattle, Washington 98101

Administrator and Transfer and Dividend Disbursing Agent

Russell Fund Services Company

1301 Second Avenue

Seattle, Washington 98101

Custodian

State Street Bank and Trust Company

Josiah Quincy Building

200 Newport Avenue

North Quincy, MA 02171

Office of Shareholder Inquiries

1301 Second Avenue

Seattle, Washington 98101

(800) 787-7354

Legal Counsel

Dechert LLP

200 Clarendon Street, 27th Floor

Boston, MA 02116-5021

Distributor

Russell Financial Services, Inc.

1301 Second Avenue

Seattle, Washington 98101

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1420 5th Avenue

Suite 1900

Seattle, WA 98101

Money Managers of Underlying Funds as of December 31, 2010

RIC Russell Global Credit Strategies Fund

DDJ Capital Management, LLC, Waltham, MA

Oaktree Capital Management, L.P., Los Angeles, CA

Stone Harbor Investment Partners LP, New York, NY

RIF Core Bond Fund

Goldman Sachs Asset Management, L.P., New York, NY

Metropolitan West Asset Management, LLC, Los Angeles, CA

Pacific Investment Management Company LLC, Newport Beach, CA

RIC Russell Investment Grade Bond Fund

Metropolitan West Asset Management, LLC, Los Angeles, CA

Neuberger Berman Fixed Income LLC, Chicago, IL

Pacific Investment Management Company LLC, Newport Beach, CA

Western Asset Management Company, Pasadena, CA

Western Asset Management Company Limited, London, England

RIC Russell U.S. Quantitative Equity Fund

Aronson+Johnson+Ortiz, LP, Philadelphia, PA

INTECH Investment Management LLC, West Palm Beach, FL

Jacobs Levy Equity Management, Inc., Florham Park, NJ

Numeric Investors LLC, Boston, MA

RIF Aggressive Equity Fund

ClariVest Asset Management LLC, San Diego, CA

DePrince, Race & Zollo, Inc., Winter Park, FL

Jacobs Levy Equity Management, Inc., Florham Park, NJ

Ranger Investment Management, L.P., Dallas, TX

Signia Capital Management, LLC, Spokane, WA

Tygh Capital Management, Inc., Portland, OR

RIF Multi-Style Equity Fund

BlackRock Capital Management, Inc., New York, NY

Columbus Circle Investors, Stamford, CT

DePrince, Race & Zollo, Inc., Winter Park, FL

First Eagle Investment Management, LLC, New York, NY

Institutional Capital LLC, Chicago, IL

Jacobs Levy Equity Management, Inc., Florham Park, NJ

Montag & Caldwell, LLC, Atlanta, GA

Suffolk Capital Management, LLC, New York, NY

RIC Russell Emerging Markets Fund

AllianceBernstein L.P., New York, NY

Arrowstreet Capital, Limited Partnership, Boston, MA

Genesis Asset Managers, LLP, Guernsey, Channel Islands

Harding Loevner LP, Somerville, NJ

T. Rowe Price Associates, Inc., Baltimore, MD

T. Rowe Price International, Inc., Baltimore, MD

T. Rowe Price International, Ltd, London, England

UBS Global Asset Management (Americas) Inc., Chicago, IL

Adviser, Money Managers and Service Providers	61

Russell Investment Funds

LifePoints® Funds Variable Target Portfolio Series

1301 Second Avenue, Seattle, Washington 98101

(800) 787-7354

RIC Russell Global Equity Fund

GLG Inc., New York, NY

Harris Associates, L.P., Chicago, IL

MFS Institutional Advisors, Inc., Boston, MA

Sanders Capital, LLC, New York, NY

Tradewinds Global Investors, LLC, Los Angeles, CA

T. Rowe Price Associates, Inc., Baltimore, MD

T. Rowe Price International, Inc., Baltimore, MD

RIF Non-U.S. Fund

Barrow, Hanley, Mewhinney & Strauss, LLC, Dallas, TX

Marsico Capital Management, LLC, Denver, CO

MFS Institutional Advisors, Inc., Boston, MA

Pzena Investment Management, LLC, New York, NY

RIC Russell Commodity Strategies Fund

Credit Suisse Asset Management, LLC, New York, NY

Goldman Sachs Asset Management, L.P., New York, NY

RIC Russell Global Infrastructure Fund

Cohen & Steers Capital Management, Inc., New York, NY

Nuveen Asset Management, LLC, Minneapolis, MN

Macquarie Capital Investment Management LLC, New York, NY

RIF Real Estate Securities Fund

AEW Capital Management, L.P., Boston, MA

Cohen & Steers Capital Management, Inc., New York, NY

INVESCO Advisers, Inc. which acts as a money manager to the Fund through its INVESCO Real Estate Division, Dallas, TX

This report is prepared from the books and records of the Funds and is submitted for the general information of shareholders and is not authorized for distribution to prospective investors unless accompanied or preceded by an effective Prospectus. Nothing herein contained is to be considered an offer of sale or a solicitation of an offer to buy shares of Russell Investment Funds. Such offering is made only by Prospectus, which includes details as to offering price and other material information.

62	Adviser, Money Managers and Service Providers

Russell Investment Funds	1301 Second Avenue	800-787-7354
	Seattle, Washington 98101	Fax: 206-505-3495
www.russell.com

36-08-195

Item 2. Code of Ethics. [Annual Report Only]

(a)	As of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer (“Code”).

(b)	That Code comprises written standards that are reasonably designed to deter wrongdoing and to promote:

1)	honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

2)	full, fair, accurate, timely and understandable disclosure in reports and documents that a registrant files with, or submits to, the Securities and Exchange Commission (“SEC”) and in other public communications made by each Mutual Fund;

3)	compliance with applicable laws and governmental rules and regulations;

4)	the prompt internal reporting to an appropriate person or persons identified in the Code of violations of the Code; and

5)	accountability for adherence to the Code.

(c)	The Code was restated as of December 6, 2004; the restatement did not involve any material change.

(d)	As of the end of the period covered by the report, there have been no waivers granted from a provision of the Code that applies to the registrant’s principal executive officer and principal financial officer.

(e)	Not applicable.

(f)	The registrant has filed with the SEC, pursuant to Item 12(a)(1), a copy of the Code that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, as an exhibit to its annual report on this Form N-CSR.

Item 3. Audit Committee Financial Expert. [Annual Report Only]

Registrant’s board of trustees has determined at a meeting held on February 23, 2005, that the Registrant has at least one audit committee financial expert serving on its audit committee. Daniel P. Connealy was determined to be the Audit Committee Financial Expert and is also determined to be “independent” for purposes of Item 3, paragraph (a)(2)(i) and (ii) of Form N-CSR.

Item 4. Principal Accountant Fees and Services. [Annual Report Only]

Audit Fees

(a) The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were as follows:

2009	$176,780
2010	$181,560

Audit-Related Fees

(b) The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item and the nature of the services comprising those fees were as follows:

	Fees	Nature of Services

2009	$63,100	Performance of agreed-upon procedures with respect to 06/30/09 semi-annual reports
2010	$65,991	Performance of agreed-upon procedures with respect to 06/30/10 semi-annual reports

Tax Fees

(c) The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning and the nature of the services comprising the fees were as follows:

	Fees	Nature of Services

2009	$66,440	Tax services
2010	$68,431	Tax services

All Other Fees

(d) The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item and the nature of the services comprising those fees were as follows:

	Fees	Nature of Services

2009	$878	Anti-money laundering, overhead/travel
2010	$0	Overhead/travel

(e) (1) Registrant’s audit committee has adopted the following pre-approval policies and procedures for certain services provided by Registrant’s accountants:

Russell Investment Company

Russell Investment Funds

Audit and Non-Audit Services Pre-Approval Policy

Effective Date: May 19, 2003

As amended through November 14, 2005

I.	Statement of Purpose.

This Policy has been adopted by the Audit Committee (the “RIC Audit Committee”) of the Board of Trustees of Russell Investment Company (“RIC”) and the Audit Committee (the “RIF Audit Committee”) of the Russell Investment Funds (“RIF”) to apply to any and all engagements of the independent auditor to RIC and RIF, respectively, for audit, non-audit, tax or other services. In the case of RIC, the term “Audit Committee” as used in this policy shall refer to the RIC Audit Committee and the term “Fund” shall refer to RIC. In the case of RIF, the term “Audit Committee” as used in this Policy shall refer to the RIF Audit Committee and the term “Fund” shall refer to RIF. The term “Investment Adviser” shall refer to Russell Investment Management Company. This Policy does not delegate to management the responsibilities set forth herein for the pre-approval of services performed by the Funds’ independent auditor.

II.	Statement of Principles.

Under the Sarbanes-Oxley Act of 2002 (the “Act”), the Audit Committee of the Fund’s Board of Trustees (the “Audit Committee”) is charged with responsibility for the appointment, compensation and oversight of the work of the independent auditor for the Fund. As part of these responsibilities, the Audit Committee is required to pre-approve the audit services and permissible non-audit services (“non-audit services”) performed by the independent auditor for the Fund to assure that the independence of the auditor is not in any way compromised or impaired. In determining whether an auditor is independent, there are three guiding principles under the Act that must be considered. In general, the independence of the auditor to the Fund would be deemed impaired if the auditor provides a service whereby it:

•	Functions in the role of management of the Fund, the adviser of the Fund or any other affiliate* of the Fund;

•	Is in the position of auditing its own work; or

•	Serves in an advocacy role for the Fund, the adviser of the Fund or any other affiliate of the Fund.

Accordingly, it is the policy of the Fund that the independent auditor for the Fund must not be engaged to perform any service that contravenes any of the three guidelines set forth above, or which in any way could be deemed to impair or compromise the independence of the auditor for

*	For purposes of this Policy, an affiliate of the Funds is defined as the Funds’ investment adviser (but not a sub-adviser whose role is primarily portfolio management and whose activities are overseen by the principal investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Fund.

the Fund. This Policy is designed to accomplish those requirements and will henceforth be applied to all engagements by the Fund of its independent auditor, whether for audit, audit-related, tax, or other non-audit services.

Rules adopted by the United States Securities and Exchange Commission (the “SEC”) establish two distinct approaches to the pre-approval of services by the Audit Committee. The proposed services either may receive general pre-approval through adoption by the Audit Committee of a list of authorized services for the Fund, together with a budget of expected costs for those services (“general pre-approval”), or specific pre-approval by the Audit Committee of all services provided to the Fund on a case-by-case basis (“specific pre-approval”). The Audit Committee believes that the combination of these two approaches reflected in this Policy will result in an effective and efficient procedure for the pre-approval of permissible services performed by the Fund’s independent audit. The appendices to this Policy list the audit, audit-related, tax and other services that have the general pre-approval of the Audit Committee. As set forth in this Policy, unless a particular service has received general pre-approval, those services will require specific pre-approval by the Audit Committee before any such services can be provided by the independent auditor. Any proposed service to the Fund that exceeds the pre-approved budget for those services will also require specific pre-approval by the appropriate Audit Committee.

In assessing whether a particular audit or non-audit service should be approved, the Audit Committee will take into account the ratio between the total amounts paid for audit, audit-related, tax and other services, based on historical patterns at the Fund, with a view toward assuring that the level of fees paid for non-audit services as they relate to the fees paid for audit services does not compromise or impair the independence of the auditor. The Audit Committee will review the list of general pre-approved services, including the pre-approved budget for those services, at least annually and more frequently if deemed appropriate by the Audit Committee, and may implement changes thereto from time to time.

III.	Delegation.

As provided in the Act and in the SEC’s rules, the Audit Committee from time to time may delegate either general or specific pre-approval authority to one or more of its members. Any member to whom such authority is delegated must report, for informational purposes only, any pre-approval decisions to the Audit Committee at its next scheduled meeting.

IV.	Audit Services.

The annual audit services engagement terms and fees for the independent auditor for the Fund require specific pre-approval of the Audit Committee. Audit services include the annual financial statement audit and other procedures required to be performed by the independent auditor in order to be able to form an opinion on the financial statements for the Fund for that year. These other procedures include reviews of information systems, procedural reviews and testing performed in order to understand and rely on the Fund’s systems of internal control, and consultations relating to the audit. Audit services also include the attestation engagement for the independent auditor’s report on the report from management on financial reporting internal controls. The Audit Committee will review the audit services engagement as necessary or appropriate in the sole judgment of the Audit Committee.

In addition to the pre-approval by the Audit Committee of the annual engagement of the independent auditor to perform audit services, the Audit Committee may grant general pre-approval to other audit services, which are those services that only the independent auditor reasonably can provide. These may include statutory audits and services associated with the Fund’s SEC registration statement on Form N-1A, periodic reports and documents filed with the SEC or other documents issued in connection with the Fund’s securities offerings.

The Audit Committee has pre-approved the audit services set forth in Schedule A of the Audit and Non-Audit Pre-Approved Services. All other audit services not listed in Schedule A of the Audit and Non-Audit Pre-Approved Services must be specifically pre-approved by the Audit Committee.

V.	Audit-Related Services.

Audit-related services are assurance and related services that are reasonably related to the performance of the audit or review of the financial statements for the Fund, or the separate financial statements for a series of the Fund that are traditionally performed by the independent auditor. Because the Audit Committee believes that the provision of audit-related services does not compromise or impair the independence of the auditor and is consistent with the SEC’s rules on auditor independence, the Audit Committee may grant pre-approval to audit related services. “Audit related services” include, among others, accounting consultations related to accounting, financial reporting or disclosure matters not classified as “audit services;” assistance with understanding and implementing new accounting and financial report or disclosure matters not classified as “audit services;” assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities; agreed upon or expanded audit procedures related to accounting and/or billing records required to respond to or comply with financial, accounting or regulatory reporting matters; and assistance with internal reporting requirements under Form N-SAR and Form N-CSR.

The Audit Committee has pre-approved the audit-related services set forth in Schedule B of the Audit and Non-Audit Pre-Approved Services. All other audit-related services not listed in Schedule B of the Audit and Non-Audit Pre-Approved Services must be specifically pre-approved by the Audit Committee.

VI.	Tax Services.

The Audit Committee believes that the independent auditor can provide tax services to the Fund, such as tax compliance, tax planning and tax advice, without impairing the auditor’s independence and the SEC has stated that the independent auditor may provide such services. Consequently, the Audit Committee believes that it may grant general pre-approval to those tax services that have historically been provided by the auditor, that the Audit Committee has reviewed and believes would not impair the independence of the auditor, and that are consistent with the SEC’s rules on auditor independence. However, the Audit Committee will not permit the retention of the independent auditor to provide tax advice in connection with any transaction recommended by the independent auditor, the sole business purpose of which may be tax avoidance and the tax treatment of which may not be supported by the United States Internal Revenue Code and related regulations or the applicable tax statutes and regulations that apply to the Funds investments outside the United States. The Audit Committees will consult with the Treasurer of the Fund or outside counsel to determine that the Fund’s tax planning and reporting positions are consistent with this policy. The Audit Committee has pre-approved the tax services set forth in Schedule C of the Audit and Non-Audit Pre-Approved Services. All other tax services not listed in Schedule C of the Audit and Non-Audit Pre-Approved Services must be specifically pre-approved by the Audit Committee.

VII.	All Other Services.

The Audit Committee believes, based on the SEC’s rules prohibiting the independent auditor from providing specific non-audit services, that other types of non-audit services are permitted. Accordingly, the Audit Committee believes that it may grant general pre-approval to those permissible non-audit services classified as “all other” services that the Audit Committee believes are routine and recurring services, would not impair or compromise the independence of the auditor and are consistent with the SEC’s rules on auditor independence.

The Audit Committee has pre-approved the permissible “all other services” set forth in Schedule D of the Audit and Non-Audit Pre-Approved Services. Permissible “all other services” not listed in Schedule D of the Audit and Non-Audit Pre-Approved Services must be specifically pre-approved by the Audit Committee.

A list of the SEC’s prohibited non-audit services is attached to this Policy as Schedule E of the Audit and Non-Audit Pre-Approved Services. The SEC’s rules and relevant official interpretations and guidance should be consulted to determine the scope of these prohibited services and the applicability of any exceptions to certain of the prohibitions. Under no circumstance may an executive, manager or associate of the Fund, or the Investment Adviser, authorize the independent auditor for the Fund to provide prohibited non-audit services.

VIII.	Pre-Approval Fee Levels or Budgeted Amounts.

Pre-Approval fee levels or budgeted amounts for all services to be provided by the independent auditor will be established annually by the Audit Committee and shall be subject to periodic subsequent review during the year if deemed appropriate by the Audit Committee. (Separate amounts may be specified for the Fund and for other affiliates in the investment company complex subject to pre-approval). Any proposed services exceeding these levels or amounts will require specific pre-approval by the Audit Committee. The Audit Committee will be mindful of the overall relationship of fees for audit and non-audit services in determining whether to pre-approve any such services. For each fiscal year, the Audit Committee may determine the appropriateness of the ratio between the total amount of fees for Audit, Audit-related, and Tax services for the Fund (including any Audit-related or Tax services fees for affiliates subject to pre-approval), and the total amount of fees for certain permissible non-audit services classified as

“all other services” for the Fund (including any such services for affiliates subject to pre-approval by the Audit Committee).

IX.	Procedures.

All requests or applications for services to be provided by the independent auditor that do not require specific pre-approval by the Audit Committee will be submitted to the “RIC/RIF Clearance Committee” (the “Clearance Committee”) (which shall be comprised of not less than three members, including the Treasurer of the Fund who shall serve as its Chairperson) and must include a detailed description of the services to be rendered and the estimated costs of those services. The Clearance Committee will determine whether such services are included within the list of services that have received general pre-approval by the Audit Committee. The Audit Committee will be informed not less frequently than quarterly by the Chairperson of the Clearance Committee of any such services rendered by the independent auditor for the Fund and the fees paid to the independent auditors for such services.

Requests or applications to provide services that require specific pre-approval by the Audit Committee will be submitted to the Audit Committee by both the independent auditor and the Clearance Committee and must include a joint certification by the engagement partner of the independent auditor and the Chairperson of the Clearing Committee that, in their view, the request or application is consistent with the SEC’s rules governing auditor independence.

The Internal Audit Department of Frank Russell Company, the parent company of RFSC, and the officers of RIC and RIF will report to the Chairman of the Audit Committee any breach of this Policy that comes to the attention of the Internal Audit Department of Frank Russell Company or an officer of RIC or RIF.

X.	Additional Requirements.

The Audit Committee has determined to take additional measures on an annual basis to meet its responsibility to oversee the work performed by the independent auditor and to assure the internal auditor’s continuing independence from the Fund and its affiliates, including Frank Russell Company. Such efforts will include, but not be limited to, reviewing a written annual statement from the independent auditor delineating all relationships between the independent auditor and RIC, RIF, and Russell and its subsidiaries and affiliates, consistent with Independence Standards Board Standard No. 1, and discussing with the independent auditor its methods and procedures for ensuring its independence.

(e) (2) The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X is as follows:

Audit Fees	100%
Audit-Related Fees	100%
Tax Fees	100%
All Other Fees	100%

(f) For services, 50 percent or more of which were pre-approved, the percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was 0%.

(g) The aggregate non-audit fees billed by registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant were as follows:

2009	$0
2010	$0

(h) The registrant’s audit committee of the board of trustees has considered whether the provision of nonaudit services that were rendered to the registrant’s investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants. [Not Applicable]

Item 6. [Schedules of Investments are included as part of the Report to Shareholders filed under Item 1 of this form]

Items 7-9. [Not Applicable]

Item 10. Submission of Matters to a Vote of Security Holders

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees that would require disclosure herein.

Item 11. Controls and Procedures

(a) Registrant’s principal executive officer and principal financial officer have concluded that Registrant’s disclosure controls and procedures (as defined in Rule 30a-2(c) under the Investment Company Act of 1940 (the “Act”)) are effective, based on their evaluation of these controls and procedures as of a date within 90 days of the date this report is filed with the Securities and Exchange Commission.

(b) There were no significant changes in Registrant’s internal control over financial reporting that occurred during the period covered by this report that has materially affected or is likely to materially affect Registrant’s internal control over financial reporting.

Item 12. Exhibit List

(a) Registrant’s code of ethics described in Item 2.

(b) Certification for principal executive officer of Registrant as required by Rule 30a-2(a) under the Act and certification for principal financial officer of Registrant as required by Rule 30a-2(a) under the Act.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Russell Investment Funds

By:	/s/ Sandra Cavanaugh
Sandra Cavanaugh
Principal Executive Officer and Chief Executive Officer

Date:	March 8, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Sandra Cavanaugh
Sandra Cavanaugh
Principal Executive Officer and Chief Executive Officer

Date:	March 8, 2011

By:	/s/ Mark E. Swanson
Mark E. Swanson
Principal Financial Officer, Principal Accounting Officer and Treasurer

Date:	March 8, 2011